  As filed with the Securities and Exchange Commission on September 28, 1999.

                                             1933 Act Registration No. 333-16617
                                             1940 Act Registration No. 811-07747
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                --------------

                                   Form N-1A

      REGISTRATION STATEMENT UNDER THE
       SECURITIES ACT OF 1933            [_]
      Pre-Effective Amendment No.        [_]
      Post-Effective Amendment No. 4     [X]
                                     and/or

      REGISTRATION STATEMENT UNDER THE
       INVESTMENT COMPANY ACT OF 1940    [_]
      Amendment No. 4                    [X]

                        (Check appropriate box or boxes)

                                --------------

                       Nuveen Flagship Multistate Trust I
               (Exact name of Registrant as Specified in Charter)

  333 West Wacker Drive, Chicago,                      60606
              Illinois
  (Address of Principal Executive                   (Zip Code)
              Office)
       Registrant's Telephone Number, including Area Code: (312) 917-7700
  Gifford R. Zimmerman, Esq.--Vice            With a copy to:
      President and Secretary                 Thomas S. Harman
       333 West Wacker Drive             Morgan Lewis & Bockius LLP
      Chicago, Illinois 60606               1800 M Street, N.W.
   (Name and Address of Agent for          Washington, D.C. 20036
              Service)

It is proposed that this filing will become effective (check appropriate box):
[X]
  Immediately upon filing pursu-
  ant to paragraph (b)                  [_]on (date) pursuant to paragraph
                                        [_](a)(1)
                                           75 days after filing pursuant to
[_]                                        paragraph (a)(2)

  on        ,      pursuant to
  paragraph (b)                         [_]on (date) pursuant to paragraph
                                           (a)(2) of Rule 485.

If appropriate, check the following box:

[_]
  60 days after filing pursuant
  to paragraph (a)(1)
[_]
  This post-effective amendment designates a new effective date for a previ-ously filed post-effective amendment.

                               PART A--PROSPECTUS

                       NUVEEN FLAGSHIP MULTISTATE TRUST I

                             333 West Wacker Drive

                            Chicago, Illinois 60606

                                             September 29, 1999   Prospectus

                                                                          NUVEEN
                                                                    Mutual Funds

Nuveen Municipal Bond Funds


[PHOTO APPEARS HERE]

Dependable, tax-free
income to help
you keep more
of what you earn.


Arizona
Colorado
New Mexico


 Featuring Portfolio Management By Nuveen Investment Advisory Services
                                    A Premier Adviser/SM/ for Income Investing




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

We have used the icons below throughout this prospectus to make it easy for you to find the type of information you need.

[LOGO APPEARS HERE]
Investment Strategy

[LOGO APPEARS HERE]
Risks

[LOGO APPEARS HERE]
Fees, Charges and Expenses

[LOGO APPEARS HERE]
Shareholder Instructions

[LOGO APPEARS HERE]
Performance and Current Portfolio Information

Table of Contents

Section 1  The Fund

This section provides you with an overview of the funds including investment objectives, portfolio holdings and historical performance information.

Introduction                                                           1
------------------------------------------------------------------------

Nuveen Flagship Arizona Municipal Bond Fund                            2
------------------------------------------------------------------------
Nuveen Flagship Colorado Municipal Bond Fund                           4
------------------------------------------------------------------------
Nuveen Flagship New Mexico Municipal Bond Fund                         6
------------------------------------------------------------------------


Section 2  How We Manage Your Money

This section gives you a detailed discussion of our investment and risk management strategies.


Who Manages the Funds                                                  8
------------------------------------------------------------------------
What Securities We Invest In                                           9
------------------------------------------------------------------------
How We Select Investments                                             10
------------------------------------------------------------------------
What the Risks Are                                                    11
------------------------------------------------------------------------
How We Manage Risk                                                    11
------------------------------------------------------------------------

Section 3  How You Can Buy and Sell Shares

This section provides the information you need to move money into or out of your account.


What Share Classes We Offer                                           13
------------------------------------------------------------------------
How to Reduce Your Sales Charge                                       14
------------------------------------------------------------------------
How to Buy Shares                                                     15
------------------------------------------------------------------------
Systematic Investing                                                  15
------------------------------------------------------------------------
Systematic Withdrawal                                                 16
------------------------------------------------------------------------
Special Services                                                      17
------------------------------------------------------------------------
How to Sell Shares                                                    18
------------------------------------------------------------------------

Section 4  General Information

This section summarizes the funds' distribution policies and other general fund information.


Dividends, Distributions and Taxes                                    20
------------------------------------------------------------------------
Distribution and Service Plans                                        21
------------------------------------------------------------------------
Net Asset Value                                                       22
------------------------------------------------------------------------
Fund Service Providers                                                22
------------------------------------------------------------------------
Year 2000                                                             23
------------------------------------------------------------------------

Section 5  Financial Highlights

This section provides the funds' financial performance
for the past five years.                                              24
------------------------------------------------------------------------

Appendix  Additional State Information                                27
------------------------------------------------------------------------

                                                         September 29, 1999


Section 1  The Funds


    Nuveen Flagship Arizona Municipal Bond Fund
    Nuveen Flagship Colorado Municipal Bond Fund
    Nuveen Flagship New Mexico Municipal Bond Fund



Prospectus
[LOGO APPEARS HERE]

This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Mutual Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.




--------------------------------------------------------------------------------
NOT FDIC OR GOVERNMENT INSURED        MAY LOSE VALUE       NO BANK GUARANTEE
--------------------------------------------------------------------------------





                                                         Section 1  The Funds  1

Nuveen Flagship Arizona Municipal Bond Fund

Fund Overview

Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.


What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Arizona bonds. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
  .  Earn regular monthly tax-free dividends;
  .  Preserve investment capital over time;
  .  Reduce taxes on investment income;
  . Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:

  .  Pursue long-term growth;

  .  Invest through an IRA or 401(k) plan;
  .  Avoid fluctuations in share price.

How the Fund Has Performed

The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, and five- and ten-year periods ending December 31, 1998. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.

Total Returns/1/
                           [BAR CHART APPEARS HERE]


     1989    9.9%
     1990    5.5%
     1991   12.3%
     1992   10.2%
     1993   13.0%
     1994   -5.6%
     1995   19.0%
     1996    3.1%
     1997    9.6%
     1998    6.0%



During the ten years ending December 31, 1998, the highest and lowest quarterly returns were 7.58% and -5.84%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does.



                                Average Annual Total Returns for
                              the Periods Ending December 31, 1998
                              ------------------------------------
Class                         1 Year        5 Year       10 Year
------------------------------------------------------------------
Class A (Offer)                1.51%         5.20%         7.63%
Class B                        1.19%         5.28%         7.63%
Class C                        5.40%         5.53%         7.51%
Class R                        6.17%         6.19%         8.14%
------------------------------------------------------------------
LB Market Benchmark/2/         6.48%         6.22%         8.22%
Lipper Peer Group/3/           5.48%         5.28%         7.74%

2   Section 1   The Funds

What are the Costs of Investing?


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses/4/

Paid Directly From Your Investment



Share Class                           A        B       C       R/5/
---------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                       4.20%/6/  None     None     None
---------------------------------------------------------------------
Maximum Sales Charge Imposed
on Reinvested Dividends            None      None     None     None
---------------------------------------------------------------------
Exchange Fees                      None      None     None     None
---------------------------------------------------------------------
Deferred Sales Charge/7/           None/8/     5%/9/    1%/10/ None
---------------------------------------------------------------------

Annual Fund Operating Expenses/11/

Paid From Fund Assets

Share Class                           A         B         C       R
----------------------------------------------------------------------
Management Fees                      .55%       .55%     .55%    .55%
----------------------------------------------------------------------
12b-1 Distribution and Service Fees  .20%       .95%     .75%     --%
----------------------------------------------------------------------
Other Expenses                       .18%       .19%     .18%    .18%
======================================================================
Total Annual Fund Operating
Expenses-Gross+                      .93%      1.69%    1.48%    .73%


 + After Expense Reimbursements
----------------------------------------------------------------------
   Expense Reimbursements           (.09%)     (.11%)   (.09%)  (.10%)
----------------------------------------------------------------------
   Total Operating Expense--Net      .84%      1.58%    1.39%    .63%
----------------------------------------------------------------------
 Reflects a voluntary expense limitation by the fund's investment adviser that may be modified or discontinued at any time.
----------------------------------------------------------------------



The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual costs may be higher or lower.


                          Redemption                  No Redemption

Share Class      A       B       C       R       A       B       C       R
------------------------------------------------------------------------------
1 Year         $  511  $  567  $  151  $   75  $  511  $  172  $  151  $   75
------------------------------------------------------------------------------
3 Years        $  704  $  851  $  468  $  233  $  704  $  533  $  468  $  233
------------------------------------------------------------------------------
5 Years        $  913  $1,032  $  808  $  406  $  913  $  918  $  808  $  406
------------------------------------------------------------------------------
10 Years       $1,515  $1,796  $1,768  $  906  $1,515  $1,796  $1,768  $  906
------------------------------------------------------------------------------


How the Fund Is Invested (as of 5/31/99)


Portfolio Statistics
Average Effective Maturity                     16.43 years
----------------------------------------------------------
Average Duration                                      8.36
----------------------------------------------------------
Weighted Average Credit Quality                        AA+
----------------------------------------------------------
Number of Issues                                       124
----------------------------------------------------------

Credit Quality

AAA/U.S. Guaranteed                                    67%
----------------------------------------------------------
AA                                                      7%
----------------------------------------------------------
A                                                      12%
----------------------------------------------------------
BBB/NR                                                 14%
----------------------------------------------------------


Industry Diversification (Top 5)

[PIE CHART APPEARS HERE]


Utilities (6%)

Tax Obligation-Limited (11%)

Health Care (15%)

Other (25%)

Tax Obligation-General (24%)

U.S. Guaranteed (19%)


1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 6/30/99 was (2.25)%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns represent the average annualized returns of the funds in the Lipper Arizona Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."
7.  As a percentage of lesser of purchase price or redemption proceeds.
8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.
11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.


                                                         Section 1  The Funds 3

Nuveen Flagship Colorado Municipal Bond Fund

Fund Overview

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases local, income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Colorado bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?

The fund may be a suitable investment for you if you seek to:

  . Earn regular monthly tax-free dividends;

  . Preserve investment capital over time;

  . Reduce taxes on investment income;

  . Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:

  . Pursue long-term growth;

  . Invest through an IRA or 401(k) plan;

  . Avoid fluctuations in share price.

How the Fund Has Performed

The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five- and ten-year periods ending December 31, 1998. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.

Total Returns/1/

[BAR CHART APPEARS HERE]
Class A Annual Returns

1989     9.4%
1990     5.3%
1991    11.6%
1992     9.2%
1993    12.9%
1994    -5.8%
1995    18.4%
1996     4.3%
1997    11.9%
1998     6.1%

During the ten years ended December 31, 1998, the highest and lowest quarterly returns were 6.45% and -5.94%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does.

                     Average Annual Total Returns for
                   the Periods Ending December 31, 1998
                   -------------------------------------
Class              1 Year         5 Year         10 Year
--------------------------------------------------------
Class A (Offer)    1.69%          5.77%           7.68%
Class B            1.35%          5.90%           7.67%
Class C            5.54%          6.21%           7.73%
Class R            6.35%          6.78%           8.20%
--------------------------------------------------------
LB Market
  Benchmark/2/     6.48%          6.22%           8.22%
Lipper
  Peer Group/3/    5.57%          5.75%           7.60%

4  Section 1  The Funds

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses/4/

Paid Directly From Your Investment


Share Class                                         A               B               C               R/5/
--------------------------------------------------------------------------------------------------------
 Maximum Sales Charge Imposed
 on Purchases                                   4.20%/6/            None            None            None
--------------------------------------------------------------------------------------------------------
 Maximum Sales Charge Imposed
 on Reinvested Dividends                            None            None            None            None
--------------------------------------------------------------------------------------------------------
 Exchange Fees                                      None            None            None            None
--------------------------------------------------------------------------------------------------------
 Deferred Sales Charge/7/                          None/8/         5%/9/          1%/10/            None
--------------------------------------------------------------------------------------------------------



 Annual Fund Operating Expenses/11/

Paid From Fund Assets

Share Class                                         A               B               C               R
--------------------------------------------------------------------------------------------------------
 Management Fees                                  .55%             .55%            .55%            .55%
--------------------------------------------------------------------------------------------------------
 12b-1 Distribution and Service Fees              .20%             .95%            .75%             --%
--------------------------------------------------------------------------------------------------------
 Other Expenses                                   .28%             .29%            .28%            .28%
--------------------------------------------------------------------------------------------------------
 Total Annual Fund Operating
 Expenses-Gross+                                  1.03%            1.79%           1.58%            .83%
--------------------------------------------------------------------------------------------------------
     +After Expense Reimbursements
     ---------------------------------------------------------------------------------------------------
     Reimbursements                               (.07%)           (.11%)          (.09%)          (.08%)
     ---------------------------------------------------------------------------------------------------
     Total Annual Fund Operating Expenses-Net      .96%            1.68%           1.49%            .75%
     ---------------------------------------------------------------------------------------------------
     Reflects a voluntary expense limitation by the fund's investment adviser that may be modified or discontinued at any time.
     ---------------------------------------------------------------------------------------------------


The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual costs may be higher or lower.


                                                 Redemption                                 No Redemption
Share Class                       A              B             C            R           A           B           C           R
--------------------------------------------------------------------------------------------------------------------------------
 1 Year                        $  521          $  577       $  161       $   85      $  521      $  182      $  161       $   85
--------------------------------------------------------------------------------------------------------------------------------
 3 Years                       $  734          $  880       $  499       $  265      $  734      $  563      $  499       $  265
--------------------------------------------------------------------------------------------------------------------------------
 5 Years                       $  965          $1,083       $  860       $  460      $  965      $  970      $  860       $  460
--------------------------------------------------------------------------------------------------------------------------------
 10 Years                      $1,627          $1,905       $1,878       $1,025      $1,627      $1,905      $1,878       $1,025
--------------------------------------------------------------------------------------------------------------------------------


How the Fund Is Invested (as of 5/31/99)

Portfolio Statistics

Average Effective Maturity                                  20.95 years
-----------------------------------------------------------------------
Average Duration                                                   9.34
-----------------------------------------------------------------------
Weighted Average Credit Quality                                      AA
-----------------------------------------------------------------------
Number of Issues                                                     54
-----------------------------------------------------------------------

 Credit Quality
-----------------------------------------------------------------------
AAA/U.S. Guaranteed                                                 56%
-----------------------------------------------------------------------
AA                                                                  19%
-----------------------------------------------------------------------
A                                                                    4%
-----------------------------------------------------------------------
BBB/NR                                                              21%
-----------------------------------------------------------------------

 Industry Diversification (Top 5)

[PIE CHART APPEARS HERE]
Education and Civic Organization (7%)
U.S. Guaranteed (32%)
Health Care (13%)
Transportation (12%)
Other (12%)
Housing: Multifamily (24%)


1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 6/30/99 was (2.10)%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns represent the average annualized returns of the funds in the Lipper Colorado Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7.  As a percentage of lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                        Section 1  The Funds   5

Nuveen Flagship New Mexico Municipal Bond Fund

Fund Overview

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in New Mexico bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?

The fund may be a suitable investment for you if you seek to:
 .  Earn regular monthly tax-free dividends;
 .  Preserve investment capital over time;
 .  Reduce taxes on investment income;
 .  Set aside money systematically for retirement, estate planning or college funding.
You should not invest in this fund if you seek to:

 .  Pursue long-term growth
 .  Invest through an IRA or 401(k) plan;
 .  Avoid fluctuations in share price.

How the Fund Has Performed

The chart and table below illustrate annual fund returns for each of the past six years as well as annualized fund and index returns for the one- and five-year and inception periods ending December 31, 1998. This information is intended to help you assess the variability of fund returns over the past six years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.

Total Returns/1/

[BAR CHART APPEARS HERE]
Class A Annual Returns
1993    13.9%
1994    -7.0%
1995    17.8%
1996     4.0%
1997    10.2%
1998     5.9%


From inception in September 1992 to December 31, 1998, the highest and lowest quarterly returns were 7.65% and -6.58%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does.

                                              Average Annual Total Returns for
                                            the Periods Ending December 31, 1998
                                            ------------------------------------
Class                                        1 Year       5 Year       Inception
--------------------------------------------------------------------------------
Class A (Offer)                              1.45%         4.98%         6.56%
Class B                                      1.17%         5.08%         6.65%
Class C                                      5.30%         5.46%         6.87%
Class R                                      6.06%         6.01%         7.39%
================================================================================
 LB Market Benchmark/2/                      6.48%         6.22%         7.22%
 Lipper Peer Group/3/                        5.17%         5.18%         6.41%

6  Section 1  The Funds

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses/4/

Paid Directly From Your Investment

Share Class                                         A             B             C            R/5/
-------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                                     4.20%/6/        None          None          None
-------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Reinvested Dividends                             None         None          None          None
-------------------------------------------------------------------------------------------------
Exchange Fees                                       None         None          None          None
-------------------------------------------------------------------------------------------------
Deferred Sales Charge/7/                         None/8/        5%/9/        1%/10/          None
-------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses/11/

Paid From Fund Assets

Share Class                                         A              B             C             R
-------------------------------------------------------------------------------------------------
Management Fees                                    .55%           .55%           .55%        .55%
-------------------------------------------------------------------------------------------------
12b-1 Distribution and Service Fees                .20%           .95%           .75%         --%
-------------------------------------------------------------------------------------------------
Other Expenses                                     .22%           .22%           .22%        .22%
=================================================================================================
Total Annual Fund Operating
  Expenses--Gross                                  .97%          1.72%          1.52%        .77%
-------------------------------------------------------------------------------------------------
  +After Expense Reimbursements
  ------------------------------------------------------------------------------------------------
  Reimbursements                                  (.07%)         (.05%)         (.06%)      (.07%)
  ------------------------------------------------------------------------------------------------
  Total Annual Fund Operating Expenses--Net        .90%          1.67%          1.46%        .70%
  ------------------------------------------------------------------------------------------------

  Reflects a voluntary expense limitation by the fund's investment adviser that may be modified or discontinued at any time.
  ------------------------------------------------------------------------------

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual costs may be higher or lower.

                          Redemption                       No Redemption
Share Class      A        B         C      R       A        B         C      R
--------------------------------------------------------------------------------
 1 Year        $  515   $  570   $  155   $ 79   $  515   $  175   $  155   $ 79
--------------------------------------------------------------------------------
 3 Years       $  716   $  860   $  480   $246   $  716   $  542   $  480   $246
--------------------------------------------------------------------------------
 5 Years       $  934   $1,047   $  829   $428   $  934   $  933   $  829   $428
--------------------------------------------------------------------------------
 10 Years      $1,560   $1,831   $1,813   $954   $1,560   $1,831   $1,813   $954
--------------------------------------------------------------------------------

How the Fund Is Invested (as of 5/31/99)

 Portfolio Statistics

Average Effective Maturity        21.23 years
---------------------------------------------
Average Duration                         8.19
---------------------------------------------
Weighted Average Credit Quality           AA+
---------------------------------------------
Number of Issues                           63
---------------------------------------------

 Credit Quality

AAA/U.S. Guaranteed                       62%
---------------------------------------------
AA                                        13%
---------------------------------------------
A                                         15%
---------------------------------------------
BBB/NR                                    10%
---------------------------------------------

 Industry Diversification (Top 5)

          [PIE CHART APPEARS HERE]

U.S. Guaranteed (8%)
Housing-Multifamily (8%)
Housing-Single-Family (17%)
Education and Civic Organizations (15%)
Tax Obligation-Limited (25%)
Other (27%)

1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 6/30/99 was (1.46%).

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns represent the average annualized returns of the funds in the Lipper Other States Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7.  As a percentage of lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10.  Class C shares redeemed within one year of purchase are subject to a 1%
     CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

Section 1 The Funds  7

Section 2  How We Manage Your Money

To help you understand how the funds' assets are managed, this section includes a detailed discussion of the adviser's investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.

Who Manages the Funds

[LOGO APPEARS HERE]


Nuveen Advisory Corp. ("Nuveen Advisory"), the fund's investment adviser, together with its advisory affiliate, Nuveen Institutional Advisory Corp., offer premier advisory and investment management services to a broad range of mutual fund clients. In the Nuveen family, these advisers are commonly referred to as Nuveen Investment Advisory Services or NIAS. Nuveen Advisory is responsible for the selection and on-going monitoring of the municipal bonds in the fund's investment portfolio, managing the fund's business affairs and providing certain clerical, bookkeeping and other administrative services. The NIAS advisers are located at 333 West Wacker Drive, Chicago, IL 60606.

The NIAS advisers are wholly owned subsidiaries of John Nuveen & Co. Incorporated ("Nuveen"). Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today we offer a broad range of investments designed for individuals seeking to build and sustain wealth. Nuveen is the sponsor and principal underwriter of the fund's shares and has sponsored or underwritten more than $60 billion of investment company securities. Nuveen and its affiliates have more than $55 billion in assets under management.

Nuveen Advisory is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Advisory manages each fund using a team of analysts and portfolio managers that focus on a specific group of funds. Day-to-day operation of each fund and the execution of its specific investment strategies is the responsibility of the designated portfolio manager described below.

Michael S. Davern is the portfolio manager for the Arizona, Colorado, and New Mexico Funds. Mr. Davern became a Vice President of Flagship Financial Inc. in 1991, and subsequently became a Vice President of Nuveen Advisory upon the acquisition of Flagship Resources Inc. by The John Nuveen Company in January 1997. Mr. Davern currently manages investments for sixteen Nuveen-sponsored investment companies, including the Kansas, Louisiana, Michigan, Missouri and Wisconsin Funds.

8  Section 2  How We Manage Your Money

For providing these services, Nuveen Advisory is paid an annual management fee according to the following schedule:

Average Daily Net Assets      Management Fee

For the first $125 million        0.5500%
For the next $125 million         0.5375%
For the next $250 million         0.5250%
For the next $500 million         0.5125%
For the next $1 billion           0.5000%
For assets over $2 billion        0.4750%

What Securities We Invest In

Each fund's investment objective may not be changed without shareholder approval. The following investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

Municipal Obligations

The funds invest primarily in municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income tax. Income from these bonds may be subject to the federal alternative minimum tax.

States, local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These bonds include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source.

The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the funds will only purchase these bonds where the issuer has a strong incentive to continue making appropriations until maturity.

In evaluating municipal bonds of different credit qualities or maturities, Nuveen Advisory takes into account the size of yield spreads. Yield spread is the additional return the funds may earn by taking on additional credit risk or interest rate risk. For example, yields on low quality bonds are higher than yields on high quality bonds because investors must be compensated for incurring the higher credit risk associated with low quality bonds. If yield spreads do not provide adequate compensation for the additional risk associated with low quality bonds, the funds will buy bonds of relatively higher quality. Similarly, in evaluating bonds of different maturities, Nuveen Advisory evaluates the comparative yield available on these bonds. If yield spreads on long-term bonds do not compensate the funds adequately for the additional interest rate risk the funds must assume, the funds will buy bonds of relatively shorter maturity. In addition, municipal bonds in a particular industry may provide higher yields relative

                                          Section 2  How We Manage Your Money  9
to their risk compared to bonds in other industries. If that occurs, a fund may buy relatively more bonds from issuers in that industry. In that case, the fund's portfolio composition would change from time to time.

Quality Municipal Bonds

The funds purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by independent rating agencies at the time of purchase or are non-rated but judged to be investment grade by the funds' investment adviser. If suitable municipal bonds from a specific state are not available at attractive prices and yields, a fund may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam) which are exempt from regular federal, state and local income taxes.

Portfolio Maturity

Each fund buys municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average portfolio maturity of 15 to 30 years.

Short-term Investments

Under normal market conditions, each fund may invest up to 20% of net assets in short-term, high quality municipal bonds. See "How We Manage Risk--Hedging and Other Defensive Investment Strategies." The funds may invest in short-term, high quality taxable securities if suitable short-term municipal bonds are not available at reasonable prices and yields. If the funds invest in taxable securities, they may not achieve their investment objective. For more information on eligible short-term investments, see the Statement of Additional Information.

Delayed-Delivery Transactions

The funds may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. These transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.

How We Select Investments

Nuveen Advisory selects municipal bonds for the funds based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. Nuveen Advisory is supported by Nuveen's award-winning team of specialized research analysts who review municipal securities available for purchase, monitor the continued creditworthiness of each fund's municipal investments, and analyze economic, political and demographic trends affecting the municipal markets. We utilize these resources to identify municipal bonds with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued municipal bonds that we believe represent the most attractive values.

Portfolio Turnover

A fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the fund's investment portfolio that

10  Section 2  How We Manage Your Money
is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.

What the Risks Are

Risk is inherent in all investing. Investing in a mutual fund--even the most conservative--involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in any of these funds to be a long-term investment.

Interest rate risk: Because the funds invest in fixed-income securities, the funds are subject to interest rate risk. Interest rate risk is the risk that the value of a fund's portfolio will decline because of rising interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.

Income risk: The risk that the income from a fund's portfolio will decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate.

Credit risk: Each fund is subject to credit risk. Credit risk is the risk that an issuer of a municipal bond will be unable to meet its obligation to make interest and principal payments due to changing financial or market conditions, or possibly due to Year 2000 issues.

State Concentration risk: Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from the economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. See "Appendix--Additional State Information." These risks may be greater for the Colorado and New Mexico Funds, which as "non-diversified" funds may concentrate their investments in municipal bonds of certain issuers to a greater extent than the Arizona Fund, which is a diversified fund.

Inflation risk: The risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the fund's assets can decline as can the value of the fund's distributions.

How We Manage Risk

In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of interest rate and credit risk. The funds limit this investment risk generally by restricting the type and maturities of municipal bonds they purchase, and by diversifying their investment portfolios geographically within a state, as well as across different industry sectors.

                                         Section 2  How We Manage Your Money  11

Investment Limitations

The funds have adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than:

 .  25% in any one industry such as electric utilities or health care.

 .  10% in borrowings (33% if used to meet redemptions).

As a diversified fund, the Arizona Fund also may not have more than:

 . 5% in securities of any one issuer (except U.S. government securities or for 25% of each fund's assets).

Hedging and Other Defensive Investment Strategies

Each fund may invest up to 100% in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described under "Portfolio Maturity."

Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in Nuveen Advisory's opinion, correlate with the prices of the funds' investments. The funds, however, have no present intent to use these strategies.

12  Section 2  How We Manage Your Money

Section 3 How You Can Buy and Sell Shares

We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial adviser can help you determine which class is best for you. We offer a number of features for your convenience. Please see the Statement of Additional Information for further details.

What Share Classes We Offer

Class A Shares

You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .20% which compensates your financial adviser for providing on-going service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for all funds described in the prospectus is as follows:

                                                                                    Authorized Dealer
                                     Sales Charge as % of    Sales Charge as % of   Commission as % of
Amount of Purchase                   Public Offering Price   Net Amount Invested    Public Offering Price
Less than $50,000                            4.20%                  4.38%                   3.70%
---------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000               4.00%                  4.18%                   3.50%
---------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000              3.50%                  3.63%                   3.00%
---------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000              2.50%                  2.56%                   2.00%
---------------------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000            2.00%                  2.04%                   1.50%
---------------------------------------------------------------------------------------------------------
$1,000,000 and over                            --/1/                  --                    1.00%/1/
---------------------------------------------------------------------------------------------------------

1. You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers of record on these share purchases a sales commission of 1.00% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a CDSC of 1% of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial adviser has made arrangements with Nuveen and agrees to waive the commission.

Class B Shares

You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .95% of average daily assets. The annual .20% service fee compensates your financial adviser for providing on-going service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The annual .75% distribution fee compensates Nuveen for paying your financial adviser a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will normally have to pay a CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower, according to the

                                  Section 3  How You Can Buy and Sell Shares  13
following schedule. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

Years Since Purchase       0-1       1-2       2-3       3-4       4-5       5-6
CDSC                       5%        4%        4%        3%        2%        1%
--------------------------------------------------------------------------------

Class C Shares

You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .75%. The annual .20% service fee compensates your financial adviser for providing on-going service to you. The annual .55% distribution fee reimburses Nuveen for paying your financial adviser an on-going sales commission. Nuveen advances the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you will normally have to pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

Class R Shares

You may purchase Class R shares only under limited circumstances, at the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or on-going service or distribution fees. Class R shares have lower on-going expenses than the other classes.

How to Reduce Your Sales Charge

We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

Class A Sales Charge Reductions

 .  Rights of accumulation
 .  Letter of intent
 .  Group purchase

Class A Sales Charge Waivers

 .  Nuveen Defined Portfolio or Exchange-Traded Fund reinvestment
 .  Certain employees and directors of Nuveen or employees of authorized dealers

 .  Bank trust departments

Class R Eligibility

 . Certain employees and directors of Nuveen or employees of authorized dealers . Bank trust departments



In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisers, certified financial planners and registered broker-dealers who charge asset-based or

14 Section 3 How You Can Buy and Sell Shares comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial adviser or by calling (800) 257-8787. Your financial adviser can also help you prepare any necessary application forms. You or your financial adviser must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.

How to Buy Shares

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange is open for business and normally ends at 4 p.m. New York time. Generally, the Exchange is closed on weekends and national holidays. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price.

Through a Financial Adviser

You may buy shares through your financial adviser, who can handle all the details for you, including opening a new account. Financial advisers can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisers generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an on-going basis to help assure your investments continue to meet your needs as circumstances change. Financial advisers are paid for on-going investment advice and services either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial adviser, call (800) 257-8787 and Nuveen can refer you to one in your area.

By Mail

You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. No third party checks will be accepted.

Investment Minimums

The minimum initial investment is $3,000 ($50 if you establish a systematic investment plan). Subsequent investments must be in amounts of $50 or more. The funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.

Systematic Investing

Systematic investing allows you to make regular investments through automatic deductions from your bank account (simply complete the appropriate section of the account application form) or directly from your paycheck. To invest directly from your paycheck, contact your financial adviser or call Nuveen at
(800) 257-8787. Systematic investing may also make you eligible for reduced sales charges.

                                   Section 3 How You Can Buy and Sell Shares  15

The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.

One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, and does not assure that you will profit.

Systematic Investment Plan

You can make regular investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account. You can stop the withdrawals at any time. There is no charge for this plan.

Payroll Direct Deposit Plan

You can, with your employer's consent, make regular investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct this amount automatically from your paycheck. You can stop the deductions at any time. There is no charge for this plan.

Systematic Withdrawal

If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct" below), paid to a third party or sent payable to you at an address other than your

16 Section 3 How You Can Buy and Sell Shares address of record. You must complete the appropriate section of the account application or Account Update Form to participate in the fund's systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Special Services


To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

Exchanging Shares

You may exchange fund shares into an identically registered account at any time for the same class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

The exchange privilege is not intended to allow you to use a fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have an adverse effect on other shareholders, each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

The funds may change or cancel their exchange policy at any time upon 60 days' notice. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax adviser about the tax consequences of exchanging your shares.

Fund Direct(SM)

The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts, and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You also may have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial adviser can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

Reinstatement Privilege

If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.

                                   Section 3 How You Can Buy and Sell Shares  17

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the indentity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also you should verify your trade confirmations immediately upon receipt.

How to Sell Shares



You may sell (redeem) your shares on any business day. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten business days from your purchase date. While the funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC or that represent an increase in the value of your fund account due to capital appreciation, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

Through Your Financial Adviser

You may sell your shares through your financial adviser who can prepare the necessary documentation. Your financial adviser may charge for this.

By Telephone

If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.

By Mail

You can sell your shares at any time by sending a written request to the appropriate fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. Your request must include the following information:

 . The fund's name;
 . Your name and account number;
 . The dollar or share amount you wish to redeem;
 . The signature of each owner exactly as it appears on the account;
 . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);
 . The address where you want your redemption proceeds sent (if other than the address of record);
 . Any certificates you have for the shares; and . Any required signature guarantees.

18  Section 3  How You Can Buy and Sell Shares

An Important Note About Involuntary Redemption

From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The funds have set a minimum balance of $100 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by a fund. A notary public cannot provide a signature guarantee.

Redemptions In-Kind
The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

                                   Section 3 How You Can Buy and Sell Shares  19

Section 4  General Information

           To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.

           Dividends, Distributions and Taxes



           The funds pay tax-free dividends monthly and any taxable capital gains or other taxable distributions once a year in December. The funds declare dividends monthly to shareholders of record as of the ninth of each month, payable the first business day of the following month.

           Payment and Reinvestment Options

           The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial adviser or call Nuveen at (800) 257-8787.

           Taxes and Tax Reporting

           Because the funds invest primarily in municipal bonds from a particular state, the regular monthly dividends you receive will be exempt from regular federal income tax and that state's personal income tax. All or a portion of these dividends, however, may be subject to the federal alternative minimum tax (AMT).

           Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund's normal investment activities. Each fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term gains are taxable as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.

           Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly at the fund, Nuveen will send you the statement. The tax status of your dividends is not affected by whether you reinvest your dividends or elect to receive them in cash. If you receive social security or railroad retirement benefits, you should consult your tax adviser about how an investment in a fund may affect the federal taxation of your benefits.


20  Section 4  General Information

Please note that if you do not furnish us with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 31%.

Please consult the Statement of Additional Information and your tax adviser for more information about taxes.

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income earned but not yet distributed by the fund.

Taxable Equivalent Yields

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated federal tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical federal tax-free yields and tax rates:

Taxable Equivalent Of Tax-Free Yields

                    To Equal a Tax-Free Yield of:
If Your Federal       4.00%         4.50%             5.00%      5.50%     6.00%
Tax Bracket is:     A Taxable Investment Would Need to Yield:
--------------------------------------------------------------------------------
 28.0%                5.56%         6.25%             6.94%      7.64%     8.33%
--------------------------------------------------------------------------------
 31.0%                5.80%         6.52%             7.25%      7.97%     8.70%
--------------------------------------------------------------------------------
 36.0%                6.25%         7.03%             7.81%      8.59%     9.37%
--------------------------------------------------------------------------------
 39.6%                6.62%         7.45%             8.28%      9.11%     9.93%
--------------------------------------------------------------------------------


The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the Statement of Additional Information or consult your tax adviser.

Distribution and Service Plans



Nuveen serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan under Rule 12b-1 under the Investment Company Act of 1940. (See "How to Choose a Share Class" for a description of the distribution and service fees paid under this plan.)

Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the

                                               Section 4 General Information  21
service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing on-going account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Nuveen periodically undertakes sales promotion programs with authorized dealers and may pay them the full applicable sales charge as a commission. In addition, Nuveen may provide support at its own expense to authorized dealers in connection with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain circumstances, Nuveen also will share with authorized dealers up to half the costs of advertising that features the products and services of both parties. The Statement of Additional Information contains further information about these programs.

Net Asset Value

The price you pay for your shares is based on the fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class by taking the market value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on prices of comparable municipal bonds.

Fund Service Providers

The custodian of the assets of the funds is The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004-2413. Chase also provides certain accounting services to the funds. The funds' transfer, shareholder services and dividend paying agent, Chase Global Funds Services Company, P.O. Box 5186, New York, NY 10274-5186, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

22  Section 4  General Information

Year 2000

The funds' service providers rely on computer systems to manage the fund's investments, process shareholder transactions and provide shareholder account maintenance. Because of the way computers historically have stored dates, some of these systems currently may not be able to correctly process activity occurring in the year 2000. Nuveen is working with the funds' service providers to adapt their systems to address this issue. Nuveen and the funds expect that the necessary work will be completed on a timely basis, although there can be no assurance of this.

Year 2000 issues may affect the ability of issuers to meet their interest and principal payment obligations to their bond holders, and may adversely affect the bonds' credit ratings and values. Generally, higher rated fixed-income securities carry less credit risk than lower rated fixed-income securities. Municipal issuers may have greater Year 2000 risks than other issuers. Nuveen Advisory is requesting information from municipal issuers so that Nuveen Advisory can take the issuers' Year 2000 readiness, if made available, into account in making investment decisions. There can be no assurance that issuers will provide this information to Nuveen Advisory, or that issuers will begin or complete the work necessary to address any Year 2000 issues on a timely basis.

                                               Section 4 General Information  23

Section 5  Financial Highlights

The financial highlights table is intended to help you understand a Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Funds' financial statements, are included in the SAI and annual report, which is available upon request.

Arizona Municipal Bond Fund**

                                      Investment Operations                      Less Distributions
                             -------------------------------------------  --------------------------------
Class
(Inception
Date)
                                                         Net
                                                    Realized
                                                         and                                                 Ending
Year           Beginning               Net        Unrealized                     Net                            Net
Ending         Net Asset        Investment        Investment              Investment    Capital               Asset         Total
May 31,            Value         Income(a)       Gain (Loss)       Total      Income      Gains      Total    Value     Return(b)
---------------------------------------------------------------------------------------------------------------------------------
Class A (10/86)
  1999            $11.40              $.53            $(.09)       $ .44       $(.54)     $(.05)     $(.59)   $11.25        3.87%
  1998             10.94               .55              .48         1.03        (.55)      (.02)      (.57)    11.40        9.56
  1997             10.73               .56              .27          .83        (.56)      (.06)      (.62)    10.94        7.85
  1996             10.85               .57             (.12)         .45        (.57)        --       (.57)    10.73        4.21
  1995             10.43               .58              .42         1.00        (.58)        --       (.58)    10.85       10.03

Class B (2/97)
  1999             11.39               .45             (.10)         .35        (.45)      (.05)      (.50)    11.24        3.12
  1998             10.94               .47              .47          .94        (.47)      (.02)      (.49)    11.39        8.67
  1997(c)          10.92               .16              .02          .18        (.16)        --       (.16)    10.94        1.64

Class C (2/94)
  1999             11.39               .47             (.09)         .38        (.48)      (.05)      (.53)    11.24        3.33
  1998             10.94               .49              .47          .96        (.49)      (.02)      (.51)    11.39        8.89
  1997             10.73               .50              .27          .77        (.50)      (.06)      (.56)    10.94        7.28
  1996             10.84               .51             (.11)         .40        (.51)        --       (.51)    10.73        3.75
  1995             10.43               .52              .41          .93        (.52)        --       (.52)    10.84        9.32

Class R (2/97)
  1999             11.40               .56             (.10)         .46        (.56)      (.05)      (.61)    11.25        4.09
  1998             10.94               .57              .48         1.05        (.57)      (.02)      (.59)    11.40        9.79
  1997(c)          10.92               .19              .02          .21        (.19)        --       (.19)    10.94        1.96
---------------------------------------------------------------------------------------------------------------------------------

                              Ratios/Supplemental Data
               ----------------------------------------------------------
Class
(Inception
Date)
                                            Ratio of Net
                                Ratio of      Investment
               Ending           Expenses          Income
Year              Net         to Average      to Average       Portfolio
Ending         Assets                Net             Net        Turnover
May 31,         (000)          Assets(a)       Assets(a)            Rate
-------------------------------------------------------------------------
Class A (10/86)
  1999        $86,452                .84%           4.67%             16%
  1998         85,922                .83            4.87              16
  1997         82,567                .83            5.13              25
  1996         80,094                .69            5.20              38
  1995         80,406                .82            5.59              27


Class B (2/97)
  1999          4.180               1.58            3.95              16
  1998          1,620               1.51            4.15              16
  1997(c)         347               1.62*           4.43*             25

Class C (2/94)
  1999          6,426               1.39            4.12              16
  1998          6,328               1.35            4.33              16
  1997          3,189               1.38            4.58              25
  1996          1,970               1.23            4.64              38
  1995          1,621               1.36            5.01              27

Class R (2/97)
  1999         21,534                .63            4.87              16
  1998         20,504                .63            5.07              16
  1997(c)      19,031                .67            5.38*             25
-------------------------------------------------------------------------

  *  Annualized.
 ** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Arizona.

(a) After custodian fee credit and expense reimbursement, where applicable.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)  From commencement of class operations as noted.


24  Section 5  Financial Highlights

Colorado Municipal Bond Fund**


                                               Investment Operations                Less Distributions
                                        ------------------------------------  -------------------------------
Class
(Inception
Date)
                                                               Net
                                                          Realized
                                                               and                                              Ending
Year                         Beginning          Net     Unrealized                    Net                          Net
Ending                       Net Asset   Investment     Investment             Investment    Capital             Asset        Total
May 31,                          Value   Income (a)    Gain (Loss)     Total       Income      Gains    Total    Value   Return (b)
-----------------------------------------------------------------------------------------------------------------------------------

Class A (5/87)

          1999                  $10.81        $.50          $(.10)    $ .40        $(.50)     $(.03)   $(.53)   $10.68         3.76%
          1998                   10.15         .52            .66      1.18         (.52)        --     (.52)    10.81        11.85
          1997                    9.79         .53            .35       .88         (.52)        --     (.52)    10.15         9.22
          1996                    9.93         .54           (.13)      .41         (.55)        --     (.55)     9.79         4.14
          1995                    9.62         .57            .30       .87         (.56)        --     (.56)     9.93         9.54

Class B (2/97)

          1999                   10.82         .42           (.08)      .34         (.43)      (.03)    (.46)    10.70         3.11
          1998                   10.16         .43            .68      1.11         (.45)        --     (.45)    10.82        11.03
          1997(c)                10.21         .12           (.06)      .06         (.11)        --     (.11)    10.16          .61

Class C (2/97)

          1999                   10.80         .44           (.10)      .34         (.44)      (.03)    (.47)    10.67         3.19
          1998                   10.15         .46            .66      1.12         (.47)         -     (.47)    10.80        11.17
          1997(c)                10.13         .16            .02       .18         (.16)        --     (.16)    10.15         1.75

Class R (2/97)

          1999                   10.81         .52           (.08)      .44         (.53)      (.03)    (.56)    10.69         4.08
          1998                   10.16         .54            .66      1.20         (.55)        --     (.55)    10.81        11.98
          1997(c)                10.21         .15           (.06)      .09         (.14)        --     (.14)    10.16          .85
-----------------------------------------------------------------------------------------------------------------------------------

                                              Ratios/Supplemental Data
                                ----------------------------------------------------
Class
(Inception
Date)
                                                          Ratio of Net
                                              Ratio of      Investment
                                  Ending      Expenses          Income
Year                                 Net    to Average      to Average     Portfolio
Ending                            Assets           Net             Net      Turnover
May 31,                            (000)    Assets (a)      Assets (a)          Rate
-----------------------------------------------------------------------------------------------------------------------------------

Class A (5/87)

          1999                  $39,189            .96%           4.62%           23%
          1998                   37,285           1.00            4.84            19
          1997                   31,229            .74            5.31            27
          1996                   33,637            .55            5.41            70
          1995                   34,982            .50            5.99            38

Class B (2/97)

          1999                   4,424            1.68            3.91            23
          1998                   1,661            1.75            4.06            19
          1997(c)                  444            1.53*           4.60*           27

Class C (2/97)

          1999                   2,464            1.49            4.10            23
          1998                     875            1.55            4.25            19
          1997(c)                  103            1.31*           4.94*           27

Class R (2/97)

          1999                     864             .75            4.82            23
          1998                     750             .80            5.03            19
          1997(c)                  413             .58*           5.60*           27
-----------------------------------------------------------------------------------------------------------------------------------


*    Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Colorado.

(a)  After custodian fee credit and expense reimbursement, where applicable.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c)  From commencement of class operations as noted.

                                             Section 5  Financial Highlights  25

New Mexico Municipal Bond Fund**


                                      Investment Operations               Less Distributions
                                ---------------------------------   -----------------------------
Class
(Inception Date)
                                                     Net
                                                Realized
                                                     and
Year                Beginning          Net    Unrealized                   Net
Ending              Net Asset   Investment    Investment            Investment   Capital
May 31,                 Value   Income (a)   Gain (Loss)    Total       Income     Gains    Total
-------------------------------------------------------------------------------------------------
Class A (9/92)
    1999               $10.67         $.49         $(.09)   $ .40        $(.49)     $ --   $(.49)
    1998                10.16          .50           .51     1.01         (.50)       --    (.50)
    1997                 9.81          .51           .35      .86         (.51)       --    (.51)
    1996                10.01          .51          (.19)     .32         (.52)       --    (.52)
    1995                 9.68          .52           .33      .85         (.52)       --    (.52)
Class B (2/97)
    1999                10.67          .41          (.10)     .31         (.41)       --    (.41)
    1998                10.15          .43           .52      .95         (.43)       --    (.43)
    1997(c)             10.24          .12          (.10)     .02         (.11)       --    (.11)
Class C (2/97)
    1999                10.67          .43          (.09)     .34         (.43)       --    (.43)
    1998                10.16          .45           .51      .96         (.45)       --    (.45)
    1997(c)             10.23          .12          (.08)     .04         (.11)       --    (.11)
Class R (2/97)
    1999                10.70          .51          (.10)     .41         (.51)       --    (.51)
    1998                10.17          .53           .53     1.06         (.53)       --    (.53)
    1997(c)             10.23          .14          (.07)     .07         (.13)       --    (.13)
-------------------------------------------------------------------------------------------------


                                                            Ratios/Supplemental Data
                                              ---------------------------------------------------
Class
(Inception Date)
                                                                       Ratio of Net
                                                           Ratio of      Investment
                     Ending                    Ending      Expenses          Income
Year                    Net                       Net    to Average      to Average    Portfolio
Ending                Asset         Total      Assets           Net             Net     Turnover
May 31,               Value    Return (b)       (000)    Assets (a)      Assets (a)         Rate
-------------------------------------------------------------------------------------------------
Class A (9/92)
    1999             $10.58          3.74%    $56,315           .90%           4.58%          14%
    1998              10.67         10.17      54,959           .79            4.79           13
    1997              10.16          8.90      50,807           .77            5.07           43
    1996               9.81          3.18      51,173           .68            5.10           57
    1995              10.01          9.25      52,150           .67            5.48           38
Class B (2/97)
    1999              10.57          2.89       2,721          1.67            3.83           14
    1998              10.67          9.46       1,408          1.53            4.03           13
    1997(c)           10.15           .18         657          1.54*           4.19*          43
Class C (2/97)
    1999              10.58          3.22       2,393          1.46            4.03           14
    1998              10.67          9.60       1,487          1.31            4.23           13
    1997(c)           10.16           .43         155          1.34*           4.40*          43
Class R (2/97)
    1999              10.60          3.86         479           .70            4.78           14
    1998              10.70         10.59         466           .58            5.01           13
    1997(c)           10.17           .71         362           .59*           5.18*          43
-------------------------------------------------------------------------------------------------


*    Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship New Mexico.

(a)  After custodian fee credit and expense reimbursement, where applicable.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c)  From commencement of class operations as noted.


26   Section 5   Financial Highlights

Appendix Additional State Information

Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risks from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax adviser about the state tax consequences of a specific fund investment. See the Statement of Additional Information for further information.

Arizona

Arizona's economy is primarily based on services, tourism and high technology manufacturing. However, the military, agriculture, and mining of primary metals still play a role. The State has experienced phenomenal economic and population growth recently due to an influx of businesses attracted by the State's high quality of life, educated workforce, and friendly business environment. Major employers include Intel Corp., Microchip Technology and Charles Schwab. Over the past year, the State ranked first in the nation in job growth with a 4.7% percent increase which created over 100,000 private sector jobs. The State's leading economic indicators suggest that the State's economic growth may continue in the near term. However, the magnitude and duration of the economic turmoil in East Asia may dampen economic growth within the state. According to 1998 estimates, approximately 36% of the State's $11.4 billion of exports were to Asian countries.

The statewide unemployment rate was 4.1 percent in 1998, below the U.S. rate of
4.6 percent. Statewide personal income grew at a rate of 5.2 percent in 1998 to approximately $23,152. July 1999 unemployment was 4.4%, up slightly from the July 1998 rate of 4.1%. Retail sales in Arizona through March 1999 were up 6.3 percent from the preceding year.

The Arizona Constitution restricts the legislature's power to raise revenue by increasing property taxes. The State has also enacted limits on annual spending.

The State does not issue general obligation bonds but relies on capital outlays, revenue bonds and other methods to finance projects. Each project is individually rated for its creditworthiness.

                                                                    Appendix  27

Tax Treatment

The Arizona Fund's regular monthly dividends will not be subject to the Arizona individual income tax to the extent they are paid out of income earned on Arizona municipal bonds or U.S. government securities. You will be subject to Arizona personal income tax, however, to the extent the Arizona Fund distributes any taxable income or realized capital gains, or if you sell or exchange Arizona Fund shares and realize a capital gain on the transaction.

The treatment of corporate shareholders of the Arizona Fund is similar to that described above.

Colorado

Colorado's trade and service sectors represent over half of non-agricultural employment in the State's economy and have expanded in the past years. Manufacturing employment is comparatively small and continues to shrink due to the concentration in defense production. The trade and services sectors, led by a healthy tourist industry, helped pull the State out of a recession in the late 1980's which had been caused by contraction in the energy, high-technology and construction industries. The State's economic activity has outpaced national growth levels. However, recent economic releases indicate a reduced growth rate but still in excess of national growth rates.

Colorado's unemployment rate was a very low 3.8% in 1998, below the national average of 4.6%. July 1999 unemployment was 3.0%, down from 4.0% in July 1998. Per capita income grew 6.7% to 28,821 in 1998. Colorado has no outstanding general obligation debt, but outstanding lease obligations are rated A1 by Moody's and A+ by Standard and Poor's. These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest.

Tax Treatment

The Colorado Fund's regular monthly dividends will not be subject to Colorado personal income taxes to the extent they are paid out of income earned on Colorado municipal bonds issued on or after May 1, 1980 or U.S. government securities. You will be subject to Colorado personal income taxes, however, to the extent the Colorado fund distributes any taxable income, or if you sell or exchange Colorado Fund shares and realize a capital gain on the transaction.

The treatment of corporate shareholders of the Colorado Fund is similar to that described above.

New Mexico

New Mexico's major industries include energy, tourism, services, crafts, agribusiness, manufacturing and mining. Gas and oil sales were approximately $3.9 billion in 1998. The economy also benefits from the employment and technology base supplied by federal government scientific research facilities in Los Alamos, Albuquerque and White Sands. Finally, crop and livestock production remains diverse given the State's variety of climatic conditions and will also remain a major part of the economy.

28  Appendix

New Mexico's economy continues to expand and diversify away from its historic reliance on federal employment and oil and gas production by increasing growth in the services and manufacturing sectors. However, this transition has caused the State's job growth to fall below national growth levels for the past three years.

New Mexico's unemployment rate was 6.2% in 1998, surpassing the national average of 4.6%. The July 1999 rate was 6.0%, down slightly from the July 1998 rate of 6.2%. At the same time, per capita income rose 3.7% in 1998 to reach $20,008.

As of August 1999, Moody's rates the state's general obligation debt Aa1, while Standard and Poor's rates it AA+. These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest.

Tax Treatment

The New Mexico Fund's regular monthly dividends will not be subject to the New Mexico personal income tax to the extent they are paid out of income earned on New Mexico municipal obligations or U.S. government securities. You will be subject to New Mexico personal income tax, however, to the extent the New Mexico Fund distributes any taxable income or realized capital gains, or if you sell or exchange New Mexico Fund shares and realize a capital gain on the transaction.

The treatment of corporate shareholders of the New Mexico Fund is similar to that described above.

                                                                    Appendix  29

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth

Nuveen Rittenhouse Growth Fund

Growth and Income

European Value Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund
Dividend and Growth Fund

Income

Income Fund

Tax-Free Income

National Municipal Bond Funds

High Yield
Long-term
Insured Long-term
Intermediate-term
Limited-term

State Municipal Bond Funds

Arizona              Louisiana           North Carolina
California/1/        Maryland            Ohio
Colorado             Massachusetts/1/    Pennsylvania
Connecticut          Michigan            Tennessee
Florida              Missouri            Virginia
Georgia              New Jersey          Wisconsin
Kansas               New Mexico
Kentucky             New York/1/


Cash Reserves

Money Market Fund
Municipal Money Market Fund
California Tax-Exempt Money Market Fund
New York Tax-Exempt Money Market Fund

Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated by reference into this prospectus, contains detailed information on fund policies and operation. Additional information about the Funds' investments is available in the Funds' annual and semi-annual report to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Call Nuveen at (800) 257-8787 to request a free copy of any of these materials or other fund information; or ask your financial adviser for copies.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549.

The Funds' Investment Company file number is 811-07747.

1. Long-term and insured long-term portfolios.



NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787
www.nuveen.com

                                                            VPR-MS2-NA 9-99

                                             September 29, 1999   Prospectus

                                                                          NUVEEN
                                                                    Mutual Funds

Nuveen Municipal Bond Funds


[PHOTO APPEARS HERE]

Dependable, tax-free
income to help
you keep more
of what you earn.


Florida


 Featuring Portfolio Management By Nuveen Investment Advisory Services
                                    A Premier Adviser/SM/ for Income Investing




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

We have used the icons below throughout this prospectus to make it easy for you to find the type of information you need.


*  Investment Strategy

*  Risks

*  Fees, Charges
   and Expenses

*  Shareholder
   Instructions

*  Performance and
   Current Portfolio
   Information


Table of Contents

Section 1  The Fund
This section provides you with an overview of the fund including investment objectives, portfolio holdings and historical performance information.

Introduction                                                           1
------------------------------------------------------------------------

Nuveen Flagship Florida Municipal Bond Fund                            2
------------------------------------------------------------------------


Section 2  How We Manage Your Money
This section gives you a detailed discussion of our investment and risk management strategies.


Who Manages the Fund                                                   4
------------------------------------------------------------------------
What Securities We Invest In                                           5
------------------------------------------------------------------------
How We Select Investments                                              6
------------------------------------------------------------------------
What the Risks Are                                                     7
------------------------------------------------------------------------
How We Manage Risk                                                     7
------------------------------------------------------------------------

Section 3  How You Can Buy and Sell Shares
This section provides the information you need to move money into or out of your account.


What Share Classes We Offer                                            9
------------------------------------------------------------------------
How to Reduce Your Sales Charge                                       10
------------------------------------------------------------------------
How to Buy Shares                                                     11
------------------------------------------------------------------------
Systematic Investing                                                  11
------------------------------------------------------------------------
Systematic Withdrawal                                                 12
------------------------------------------------------------------------
Special Services                                                      13
------------------------------------------------------------------------
How to Sell Shares                                                    14
------------------------------------------------------------------------

Section 4  General Information

This section summarizes the fund's distribution policies and other general fund information.


Dividends, Distributions and Taxes                                    16
------------------------------------------------------------------------
Distribution and Service Plans                                        17
------------------------------------------------------------------------
Net Asset Value                                                       18
------------------------------------------------------------------------
Fund Service Providers                                                18
------------------------------------------------------------------------
Year 2000                                                             19
------------------------------------------------------------------------

Section 5  Financial Highlights


This section provides the fund's financial performance
for the past five years.                                              20
------------------------------------------------------------------------

Appendix  Additional State Information                                21
------------------------------------------------------------------------

                                                              September 29, 1999


Section 1  The Fund


    Nuveen Flagship Florida Municipal Bond Fund


Prospectus

This prospectus is intended to provide important information to help you evaluate whether the Nuveen Mutual Fund listed above may be right for you. Please read it carefully before investing and keep it for future reference.


NOT FDIC OR GOVERNMENT INSURED        MAY LOSE VALUE       NO BANK GUARANTEE


                                                         Section 1  The Funds  1

Nuveen Flagship Florida Municipal Bond Fund

Fund Overview

Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.


What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Florida bonds. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
  .  Earn regular monthly tax-free dividends;
  .  Preserve investment capital over time;
  .  Reduce taxes on investment income;
  . Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:

  .  Pursue long-term growth;

  .  Invest through an IRA or 401(k) plan;
  .  Avoid fluctuations in share price.

How the Fund Has Performed

The chart and table below illustrate annual fund returns for each of the past eight years as well as annualized fund and index returns for the one- and five-year and inception periods ending December 31, 1998. This information is intended to help you assess the variability of fund returns over the past eight years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.

Total Returns/1/
                           [BAR CHART APPEARS HERE]
Class A Annual Returns
1991       13.3%
1992        8.7%
1993       13.3%
1994       -5.6%
1995       16.4%
1996        2.6%
1997        8.5%
1998        5.5%

From inception in June 1990 to December 31, 1998, the highest and lowest quarterly returns were 6.10% and -5.82%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does.

                                Average Annual Total Returns for
                              the Periods Ending December 31, 1998
                              ------------------------------------
Class                         1 Year        5 Year       Inception
------------------------------------------------------------------
Class A (Offer)                1.10%         4.32%         7.13%
Class B                        0.79%         4.43%         7.09%
Class C                        5.05%         4.67%         7.10%
Class R                        5.86%         5.31%         7.72%
LB Market Benchmark/2/         6.48%         6.22%         8.07%
Lipper Peer Group/3/           5.53%         5.28%         7.69%


2   Section 1   The Funds

What are the Costs of Investing?


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses/4/

Paid Directly From Your Investment



Share Class                           A        B       C       R/5/
---------------------------------------------------------------------
 Maximum Sales Charge Imposed
 on Purchases                      4.20%/6/  None     None     None
---------------------------------------------------------------------
 Maximum Sales Charge Imposed
 on Reinvested Dividends           None      None     None     None
---------------------------------------------------------------------
 Exchange Fees                     None      None     None     None
---------------------------------------------------------------------
 Deferred Sales Charge/7/          None/8/     5%/9/    1%/10/ None
---------------------------------------------------------------------

 Annual Fund Operating Expenses/11/

Paid From Fund Assets

Share Class                           A         B         C       R
----------------------------------------------------------------------
 Management Fees                     .54%       .54%     .54%    .54%
----------------------------------------------------------------------
 12b-1 Distribution and Service Fees .20%       .95%     .75%     --%
----------------------------------------------------------------------
 Other Expenses                      .10%       .10%     .10%    .10%
======================================================================
 Total Annual Fund Operating
 Expenses-Gross+                     .84%      1.59%    1.39%    .64%



The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual costs may be higher or lower.

                          Redemption                  No Redemption

Share Class      A       B       C       R       A       B       C       R
------------------------------------------------------------------------------
1 Year         $  502  $  557  $  142  $   65  $  502  $  162  $  142  $   65
------------------------------------------------------------------------------
3 Years        $  677  $  821  $  440  $  205  $  677  $  502  $  440  $  205
------------------------------------------------------------------------------
5 Years        $  866  $  980  $  761  $  357  $  866  $  866  $  761  $  357
------------------------------------------------------------------------------
10 Years       $1,414  $1,688  $1,669  $  798  $1,414  $1,688  $1,669  $  798
------------------------------------------------------------------------------

How the Fund Is Invested (as of 5/31/99)


  Portfolio Statistics
  Average Effective Maturity                   19.76 years
----------------------------------------------------------
  Average Duration                                    7.08
----------------------------------------------------------
  Weighted Average Credit Quality                      AA+
----------------------------------------------------------
  Number of Issues                                     191
----------------------------------------------------------

  Credit Quality

AAA/U.S. Guaranteed                                    65%
----------------------------------------------------------
AA                                                     11%
----------------------------------------------------------
A                                                      11%
----------------------------------------------------------
BBB/NR                                                 13%
----------------------------------------------------------


  Industry Diversification (Top 5)

[PIE CHART APPEARS HERE]

Tax Obligation--General (12%)

Housing--Multifamily (12%)

U.S. Guaranteed (14%)

Health Care (11%)

Other (40%)

Utilities (11%)


1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 6/30/99 was (.92)%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns represent the average annualized returns of the funds in the Lipper Florida Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."
7.  As a percentage of lesser of purchase price or redemption proceeds.
8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.
11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.


                                                         Section 1  The Funds 3

Section 2  How We Manage Your Money

To help you understand how the fund's assets are managed, this section includes a detailed discussion of the adviser's investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.

Who Manages the Fund

Nuveen Advisory Corp. ("Nuveen Advisory"), the fund's investment adviser, together with its advisory affiliate, Nuveen Institutional Advisory Corp., offer premier advisory and investment management services to a broad range of mutual fund clients. In the Nuveen family, these advisers are commonly referred to as Nuveen Investment Advisory Services or NIAS. Nuveen Advisory is responsible for the selection and on-going monitoring of the municipal bonds in the fund's investment portfolio, managing the fund's business affairs and providing certain clerical, bookkeeping and other administrative services. The NIAS advisers are located at 333 West Wacker Drive, Chicago, IL 60606.

The NIAS advisers are wholly owned subsidiaries of John Nuveen & Co. Incorporated ("Nuveen"). Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today we offer a broad range of investments designed for individuals seeking to build and sustain wealth. Nuveen is the sponsor and principal underwriter of the fund's shares and has sponsored or underwritten more than $60 billion of investment company securities. Nuveen and its affiliates have more than $55 billion in assets under management.

Nuveen Advisory is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Advisory manages each fund using a team of analysts and portfolio managers that focus on a specific group of funds. Day-to-day operation of the fund and the execution of its specific investment strategies is the responsibility of the designated portfolio manager described below.

Thomas J. O'Shaughnessy has been the portfolio manager for the Florida Fund since July 1998. Mr. O'Shaughnessy has been a portfolio manager for Nuveen Advisory since 1983 and an Assistant Vice President since 1998. He currently manages investments for twelve Nuveen-sponsored investment companies, including the Georgia, Kentucky, North Carolina, Pennsylvania, and Tennessee Funds.


4 Section 2   How We Manage Your Money

For providing these services, Nuveen Advisory is paid an annual management fee according to the following schedule:



Average Daily Net Assets                                     Management Fee
For the first $125 million                                          0.5500%
---------------------------------------------------------------------------
For the next $125 million                                           0.5375%
---------------------------------------------------------------------------
For the next $250 million                                           0.5250%
---------------------------------------------------------------------------
For the next $500 million                                           0.5125%
---------------------------------------------------------------------------
For the next $1 billion                                             0.5000%
---------------------------------------------------------------------------
For assets over $2 billion                                          0.4750%
---------------------------------------------------------------------------


What Securities We Invest In


The fund's investment objective may not be changed without shareholder approval. The following investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

Municipal Obligations

The fund invests primarily in municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income tax. Income from these bonds may be subject to the federal alternative minimum tax.

States, local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These bonds include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source.

The fund may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the fund will only purchase these bonds where the issuer has a strong incentive to continue making appropriations until maturity.

In evaluating municipal bonds of different credit qualities or maturities, Nuveen Advisory takes into account the size of yield spreads. Yield spread is the additional return the fund may earn by taking on additional credit risk or interest rate risk. For example, yields on low quality bonds are higher than yields on high quality bonds because investors must be compensated for incurring the higher credit risk associated with low quality bonds. If yield spreads do not provide adequate compensation for the additional risk associated with low quality bonds, the fund will buy bonds of relatively higher quality. Similarly, in evaluating bonds of different maturities, Nuveen Advisory evaluates the comparative yield available on these bonds. If yield spreads on long-term bonds do not compensate the fund adequately for the additional interest rate risk the fund must assume, the fund will buy bonds of relatively shorter maturity. In addition, municipal bonds in a particular industry may provide higher yields relative


                                         Section 2   How We Manage Your Money  5
to their risk compared to bonds in other industries. If that occurs, the fund may buy relatively more bonds from issuers in that industry. In that case, the fund's portfolio composition would change from time to time.

Quality Municipal Bonds

The fund purchases only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by independent rating agencies at the time of purchase or are non-rated but judged to be investment grade by the fund's investment adviser. If suitable municipal bonds from a specific state are not available at attractive prices and yields, the fund may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam) which are exempt from regular federal, state and local income taxes.

Portfolio Maturity

The fund buys municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average portfolio maturity of 15 to 30 years.


Short-term Investments

Under normal market conditions, the fund may invest up to 20% of net assets in short-term, high quality municipal bonds. See "How We Manage Risk--Hedging and Other Defensive Investment Strategies." The fund may invest in short-term, high quality taxable securities if suitable short-term municipal bonds are not available at reasonable prices and yields. If the fund invests in taxable securities, it may not achieve its investment objective. For more information on eligible short-term investments, see the Statement of Additional Information.

Delayed-Delivery Transactions
The fund may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. These transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.

How We Select Investments

Nuveen Advisory selects municipal bonds for the fund based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. Nuveen Advisory is supported by Nuveen's award-winning team of specialized research analysts who review municipal securities available for purchase, monitor the continued creditworthiness of the fund's municipal investments, and analyze economic, political and demographic trends affecting the municipal markets. We utilize these resources to identify municipal bonds with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued municipal bonds that we believe represent the most attractive values.

Portfolio Turnover

The fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the fund's investment portfolio that



6  Section 2 How We Manage Your Money
is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The fund intends to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. The fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.

What the Risks Are

Risk is inherent in all investing. Investing in a mutual fund -- even the most conservative -- involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the fund. Because of these and other risks, you should consider an investment in the fund to be a long-term investment.

Interest rate risk: Because the fund invests in fixed-income securities, the fund is subject to interest rate risk. Interest rate risk is the risk that the value of a fund's portfolio will decline because of rising interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.

Income risk: The risk that the income from the fund's portfolio will decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate.

Credit risk: The fund is subject to credit risk. Credit risk is the risk that an issuer of a municipal bond will be unable to meet its obligation to make interest and principal payments due to changing financial or market conditions, or possibly due to Year 2000 issues.

State Concentration risk: Because the fund primarily purchases municipal bonds from Florida, the fund also bears investment risk from the economic, political or regulatory changes that could adversely affect municipal bond issuers in Florida and therefore the value of the fund's investment portfolio. See "Appendix--Additional State Information."

Inflation risk: The risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the fund's assets can decline as can the value of the fund's distributions.


How We Manage Risk

In pursuit of its investment objective, the fund assumes investment risk, chiefly in the form of interest rate and credit risk. The fund limits this investment risk generally by restricting the type and maturities of municipal bonds it purchases, and by diversifying its investment portfolio geographically within Florida, as well as across different industry sectors.


                                         Section 2   How We Manage Your Money  7

Investment Limitations

The fund has adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. As a diversified fund, the fund may not have more than:

 . 5% in securities of any one issuer (except U.S. government securities or for 25% of the fund's assets).

 .  25% in any one industry such as electric utilities or health care.

 .  10% in borrowings (33% if used to meet redemptions).

Hedging and Other Defensive Investment Strategies

The fund may invest up to 100% in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the weighted average maturity of the fund's investment portfolio may fall below the defined range described under "Portfolio Maturity."

The fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in Nuveen Advisory's opinion, correlate with the prices of the fund's investments. The fund, however, has no present intent to use these strategies.

8  Section 2  How We Manage Your Money

Section 3  How You Can Buy and Sell Shares


We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial adviser can help you determine which class is best for you. We offer a number of features for your convenience. Please see the Statement of Additional Information for further details.

What Share Classes We Offer

Class A Shares
You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .20% which compensates your financial adviser for providing on-going service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for the fund is as follows:


                                                                                                   Authorized Dealer
                                              Sales Charge as % of       Sales Charge as % of      Commission as % of
Amount of Purchase                            Public Offering Price      Net Amount Invested       Public Offering Price
Less than $50,000                                     4.20%                     4.38%                     3.70%
------------------------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000                        4.00%                     4.18%                     3.50%
------------------------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000                       3.50%                     3.63%                     3.00%
------------------------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000                       2.50%                     2.56%                     2.00%
------------------------------------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000                     2.00%                     2.04%                     1.50%
------------------------------------------------------------------------------------------------------------------------
$1,000,000 and over                                     --/1/                     --                      1.00%/1/
------------------------------------------------------------------------------------------------------------------------


1. You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers of record on these share purchases a sales commission of 1.00% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a CDSC of 1% of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial adviser has made arrangements with Nuveen and agrees to waive the commission.

Class B Shares

You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .95% of average daily assets. The annual .20% service fee compensates your financial adviser for providing on-going service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The annual .75% distribution fee compensates Nuveen for paying your financial adviser a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will normally have to pay a CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower, according to the


                                   Section 3  How You Can Buy and Sell Shares  9
following schedule. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

Years Since Purchase     0-1   1-2   2-3   3-4   4-5   5-6
CDSC                       5%    4%    4%    3%    2%    1%
-----------------------------------------------------------

Class C Shares

You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .75%. The annual .20% service fee compensates your financial adviser for providing on-going service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The annual .55% distribution fee reimburses Nuveen for paying your financial adviser an on-going sales commission. Nuveen advances the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you will normally have to pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

Class R Shares

You may purchase Class R shares only under limited circumstances, at the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or on-going service or distribution fees. Class R shares have lower on-going expenses than the other classes.

How to Reduce Your Sales Charge

We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.


Class A Sales Charge        Class A Sales Charge        Class R Eligibility
Reductions                  Waivers
 . Rights of accumulation    . Nuveen Defined Portfolio  . Certain employees and
                              or Exchange-Traded Fund     directors of Nuveen
 . Letter of intent            reinvestment                or employees of
                                                          authorized dealers
 . Group purchase            . Certain employees and
                              directors of Nuveen or    . Bank trust departments
                              employees of authorized
                              dealers

                            . Bank trust departments

In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisers, certified financial planners and registered broker-dealers who charge asset-based or

10 Section 3 How You Can Buy and Sell Shares comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial adviser or by calling (800) 257-8787. Your financial adviser can also help you prepare any necessary application forms. You or your financial adviser must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The fund may modify or discontinue these programs at any time.


How to Buy Shares

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange is open for business and normally ends at 4 p.m. New York time. Generally, the Exchange is closed on weekends and national holidays. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price.

Through a Financial Adviser

You may buy shares through your financial adviser, who can handle all the details for you, including opening a new account. Financial advisers can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisers generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisers are paid for on-going investment advice and services either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial adviser, call (800) 257-8787 and Nuveen can refer you to one in your area.

By Mail

You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. No third party checks will be accepted.

Investment Minimums
The minimum initial investment is $3,000 ($50 if you establish a systematic investment plan). Subsequent investments must be in amounts of $50 or more. The fund reserves the right to reject purchase orders and to waive or increase the minimum investment requirements.


Systematic Investing

Systematic investing allows you to make regular investments through automatic deductions from your bank account (simply complete the appropriate section of the account application form) or directly from your paycheck. To invest directly from your paycheck, contact your financial adviser or call Nuveen at (800) 257-8787. Systematic investing may also make you eligible for reduced sales charges.


                                   Section 3 How You Can Buy and Sell Shares  11

The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.

One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, and does not assure that you will profit.

Systematic Investment Plan
You can make regular investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account. You can stop the withdrawals at any time. There is no charge for this plan.

Payroll Direct Deposit Plan
You can, with your employer's consent, make regular investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct this amount automatically from your paycheck. You can stop the deductions at any time. There is no charge for this plan.


Systematic Withdrawal
If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct" below), paid to a third party or sent payable to you at an address other than your



12 Section 3 How You Can Buy and Sell Shares address of record. You must complete the appropriate section of the account application or Account Update Form to participate in the fund's systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Special Services

To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

Exchanging Shares

You may exchange fund shares into an identically registered account at any time for the same class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

The exchange privilege is not intended to allow you to use the fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have an adverse effect on other shareholders, the fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

The fund may change or cancel its exchange policy at any time upon 60 days' notice. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax adviser about the tax consequences of exchanging your shares.

Fund Direct/SM/
The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts, and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You also may have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial adviser can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

Reinstatement Privilege
If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.


                                   Section 3 How You Can Buy and Sell Shares  13

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also you should verify your trade confirmations immediately upon receipt.


How to Sell Shares

You may sell (redeem) your shares on any business day. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten business days from your purchase date. While the fund does not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC or that represent an increase in the value of your fund account due to capital appreciation, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

Through Your Financial Adviser

You may sell your shares through your financial adviser who can prepare the necessary documentation. Your financial adviser may charge for this.

By Telephone

If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.

By Mail

You can sell your shares at any time by sending a written request to the appropriate fund, Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. Your request must include the following information:

 .  The fund's name;
 .  Your name and account number;
 .  The dollar or share amount you wish to redeem;
 .  The signature of each owner exactly as it appears on the account;
 .  The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);
 .  The address where you want your redemption proceeds sent (if other than the address of record);
 . Any certificates you have for the shares; and . Any required signature guarantees.

14  Section 3  How You Can Buy and Sell Shares

An Important Note About Involuntary Redemption

From time to time, the fund may establish minimum account size requirements. The fund reserves the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The fund has set a minimum balance of $100 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by a fund. A notary public cannot provide a signature guarantee.

Redemptions In-Kind

The fund generally pays redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the fund may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

                                  Section 3  How You Can Buy and Sell Shares  15

Section 4 General Information

To help you understand the tax implications of investing in the fund, this section includes important details about how the fund makes distributions to shareholders. We discuss some other fund policies, as well.

Dividends, Distributions and Taxes

The fund pays tax-free dividends monthly and any taxable capital gains or other taxable distributions once a year in December. The fund declares dividends monthly to shareholders of record as of the ninth of each month, payable the first business day of the following month.

Payment and Reinvestment Options

The fund automatically reinvests your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial adviser or call Nuveen at (800) 257-8787.

Taxes and Tax Reporting

Because the fund invests primarily in municipal bonds from Florida, the regular monthly dividends you receive will be exempt from regular federal income tax and the Florida intangible personal property tax. All or a portion of these dividends, however, may be subject to the federal alternative minimum tax (AMT).

Although the fund does not seek to realize taxable income or capital gains, the fund may realize and distribute taxable income or capital gains from time to time as a result of the fund's normal investment activities. The fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term gains are taxable as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains, that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly at the fund, Nuveen will send you the statement. The tax status of your dividends is not affected by whether you reinvest your dividends or elect to receive them in cash. If you receive social security or

16  Section 4 General Information
railroad retirement benefits, you should consult your tax adviser about how an investment in the fund may affect the federal taxation of your benefits.

Please note that if you do not furnish us with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 31%.

Please consult the Statement of Additional Information and your tax adviser for more information about taxes.

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income earned but not yet distributed by the fund.

Taxable Equivalent Yields

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated federal tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the fund with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical federal tax-free yields and tax rates:

Taxable Equivalent Of Tax-Free Yields

                       To Equal a Tax-Free Yield of:
If Your Federal        4.00%        4.50%        5.00%        5.50%        6.00%
Tax Bracket is:        A Taxable Investment Would Need to Yield:
--------------------------------------------------------------------------------
 28.0%                 5.56%        6.25%        6.94%        7.64%        8.33%
--------------------------------------------------------------------------------
 31.0%                 5.80%        6.52%        7.25%        7.97%        8.70%
--------------------------------------------------------------------------------
 36.0%                 6.25%        7.03%        7.81%        8.59%        9.37%
--------------------------------------------------------------------------------
 39.6%                 6.62%        7.45%        8.28%        9.11%        9.93%
--------------------------------------------------------------------------------

The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the Statement of Additional Information or consult your tax adviser.

Distribution and Service Plans

Nuveen serves as the selling agent and distributor of the fund's shares. In this capacity, Nuveen manages the offering of the fund's shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, the fund has adopted a distribution and service plan under Rule 12b-1 under the Investment Company Act of 1940. (See "How to Choose a Share Class" for a description of the distribution and service fees paid under this plan.)

Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including

                                               Section 4 General Information  17

Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing on-going account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Nuveen periodically undertakes sales promotion programs with authorized dealers and may pay them the full applicable sales charge as a commission. In addition, Nuveen may provide support at its own expense to authorized dealers in connection with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain circumstances, Nuveen also will share with authorized dealers up to half the costs of advertising that features the products and services of both parties. The Statement of Additional Information contains further information about these programs.

Net Asset Value

The price you pay for your shares is based on the fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class by taking the market value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on prices of comparable municipal bonds.

Fund Service Providers

The custodian of the assets of the fund is The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004-2413. Chase also provides certain accounting services to the fund. The fund's transfer, shareholder services and dividend paying agent, Chase Global Funds Services Company, P.O. Box 5186, New York, NY 10274-5186, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

18  Section 4 General Information

Year 2000

The fund's service providers rely on computer systems to manage the fund's investments, process shareholder transactions and provide shareholder account maintenance. Because of the way computers historically have stored dates, some of these systems currently may not be able to correctly process activity occurring in the year 2000. Nuveen is working with the fund's service providers to adapt their systems to address this issue. Nuveen and the fund expect that the necessary work will be completed on a timely basis, although there can be no assurance of this.

Year 2000 issues may affect the ability of issuers to meet their interest and principal payment obligations to their bond holders, and may adversely affect the bonds' credit ratings and values. Generally, higher rated fixed-income securities carry less credit risk than lower rated fixed-income securities. Municipal issuers may have greater Year 2000 risks than other issuers. Nuveen Advisory is requesting information from municipal issuers so that Nuveen Advisory can take the issuers' Year 2000 readiness, if made available, into account in making investment decisions. There can be no assurance that issuers will provide this information to Nuveen Advisory, or that issuers will begin or complete the work necessary to address any Year 2000 issues on a timely basis.


                                               Section 4 General Information  19

Section 5  Financial Highlights


The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Funds' financial statements, are included in the SAI and annual report, which is available upon request.

Florida Municipal Bond Fund**

                                                        Investment Operations                          Less Distributions
                                              ----------------------------------------       -------------------------------------
Class
(Inception
Date)
                                                                       Net
                                                                  Realized
                                                                       and
Year                         Beginning               Net        Unrealized                          Net
Ending                       Net Asset        Investment        Investment                   Investment       Capital
May 31,                          Value         Income(a)       Gain (Loss)       Total           Income         Gains        Total
----------------------------------------------------------------------------------------------------------------------------------
Class A (6/90)

          1999                  $10.94              $.55            $(.14)        $.41           $(.55)        $(.04)       $(.59)
          1998                   10.60               .56              .34          .90            (.55)         (.01)        (.56)
          1997                   10.39               .56              .21          .77            (.56)           --         (.56)
          1996                   10.63               .57             (.24)         .33            (.57)           --         (.57)
          1995                   10.38               .58              .26          .84            (.59)           --         (.59)

Class B (2/97)

          1999                   10.95               .47             (.14)         .33            (.47)         (.04)        (.51)
          1998                   10.61               .48              .35          .83            (.48)         (.01)        (.49)
          1997(c)                10.59               .16              .02          .18            (.16)           --         (.16)

Class C (9/95)

          1999                   10.95               .49             (.14)         .35            (.49)         (.04)        (.53)
          1998                   10.60               .50              .36          .86            (.50)         (.01)        (.51)
          1997                   10.39               .50              .21          .71            (.50)           --         (.50)
          1996(c)                10.65               .35             (.26)         .09            (.35)           --         (.35)

Class R (2/97)

          1999                   10.94               .57             (.14)         .43            (.57)         (.04)        (.61)
          1998                   10.60               .58              .35          .93            (.58)         (.01)        (.59)
          1997(c)                10.59               .19              .01          .20            (.19)           --         (.19)
----------------------------------------------------------------------------------------------------------------------------------

                                                                                   Ratios/Supplemental Data
                                                                            ----------------------------------------
Class
(Inception
Date)
                                                                                          Ratio of Net
                                                                              Ratio of      Investment
                                Ending                            Ending      Expenses          Income
Year                               Net                               Net    to Average      to Average     Portfolio
Ending                           Asset             Total          Assets           Net             Net      Turnover
May 31,                          Value         Return(b)           (000)     Assets(a)       Assets(a)          Rate
----------------------------------------------------------------------------------------------------------------------------------
Class A (6/90)
          1999                  $10.76              3.78%       $297,505           .84%           5.00%           19%
          1998                   10.94              8.67         292,399           .84            5.13            14
          1997                   10.60              7.59         296,970           .82            5.34            54
          1996                   10.39              3.14         318,456           .83            5.36            94
          1995                   10.63              8.43         341,374           .73            5.71            53
Class B (2/97)
          1999                   10.77              3.05          15,768          1.59            4.25            19
          1998                   10.95              7.89           5,266          1.59            4.35            14
          1997(c)                10.61              1.70             785          1.58*           4.52*           54
Class C (9/95)
          1999                   10.77              3.22          16,034          1.39            4.45            19
          1998                   10.95              8.20           7,646          1.39            4.58            14
          1997                   10.60              7.00           5,130          1.35            4.75            54
          1996(c)                10.39              1.30*          1,175          1.38*           4.59*           94
Class R (2/97)
          1999                   10.76              4.01          61,496           .64            5.20            19
          1998                   10.94              8.91          56,428           .64            5.33            14
          1997(c)                10.60              1.93          54,247           .64*           5.55*           54
----------------------------------------------------------------------------------------------------------------------------------

  *    Annualized.


  ** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Florida.

  (a)  After custodian fee credit and expense reimbursement, where applicable.

  (b) Total returns are calculated on net asset value without any sales charge and are not annualized.

  (c)  From commencement of class operations as noted.

20  Section 5   Financial Highlights

Appendix  Additional State Information

Because the fund primarily purchases municipal bonds from Florida, the fund also bears investment risks from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the fund. The discussion includes general state tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax adviser about the state tax consequences of a specific fund investment. See the Statement of Additional Information for further information.

Florida
Florida is one of the nation's fastest growing states. Employment and personal income growth have outpaced the nation since 1991 and recent economic reports indicate that the State continues to experience job growth, albeit at a more moderate pace. Florida has a diverse economy with recent growth in the insurance, banking, healthcare, construction and trade, which has helped lessen the State's dependence on the agricultural and tourism industries.

Florida's unemployment rate of 3.8% in July 1999 was lower than the national average of 4.3% in July 1999 and lower than the State's 4.2% rate in July 1998. Florida's 1998 per capital income of $25,922 is on a par with national averages and slightly above regional levels. Because the State's significant senior population relies more on fixed income than on wages, income levels in the State are generally more stable over different phases of economic cycles.

As of August 31, 1999, Florida's general obligation debt carried ratings of AA+ by Standard & Poor's, Aa2 by Moody's, and AA by Fitch. These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest.

Tax Treatment

Shares of the Florida fund will not be subject to the Florida intangible personal property tax. The Florida fund holds only Florida municipal bonds and U.S. Government securities. If the Florida fund holds other taxable securities, then your shares in the Florida fund will be subject to the Florida intangible personal property tax, except that the portion of your shares attributable to the Florida fund's investments in U.S. Government securities will not be subject to the tax.

Corporate shareholders of the Florida fund also may be subject to the Florida corporate income tax. Corporate shareholders should refer to the Statement of Additional Information for more detailed information.

                                                                    Appendix  21

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth

Nuveen Rittenhouse Growth Fund

Growth and Income

European Value Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Dividend and Growth Fund

Income

Income Fund

Tax-Free Income

National Municipal Bond Funds

High Yield
Long-term
Insured Long-term
Intermediate-term
Limited-term

State Municipal Bond Funds

Arizona
California/1/
Colorado
Connecticut
Florida
Georgia
Kansas

Kentucky
Louisiana
Maryland
Massachusetts/1/
Michigan
Missouri
New Jersey
New Mexico
New York/1/
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin

Cash Reserves

Money Market Fund
Municipal Money Market Fund
California Tax-Exempt Money Market Fund
New York Tax-Exempt Money Market Fund

Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated by reference into this prospectus, contains detailed information on fund policies and operation. Additional information about the Fund's investments is available in the Fund's annual and semi-annual report to shareholders. In the Fund's annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during their last fiscal year. Call Nuveen at (800) 257-8787 to request a free copy of any of these materials or other fund information; or ask your financial adviser for copies.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549.

The Fund's Investment Company file number is 811-07747.

1. Long-term and insured long-term portfolios.

NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787
www.nuveen.com

                                                             VPR-FL-NA 9-99

                                                 September 29, 1999   Prospectus

                                                                          NUVEEN
                                                                    Mutual Funds

Nuveen Municipal Bond Funds


Dependable, tax-free
income to help
you keep more
of what you earn.

[PHOTO APPEARS HERE]

    Maryland
    Pennsylvania
    Virginia


Featuring Portfolio Management By Nuveen Investment Advisory Services
                                    A Premier Adviser/SM/ for Income Investing


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

We have used the icons below throughout this prospectus to make it easy for you to find the type of information you need.


*  Investment Strategy

*  Risks

*  Fees, Charges
   and Expenses

*  Shareholder
   Instructions

*  Performance and
   Current Portfolio
   Information


Table of Contents

Section 1  The Funds
This section provides you with an overview of the funds including investment objectives, portfolio holdings and historical performance information.

Introduction                                                           1
------------------------------------------------------------------------

Nuveen Maryland Municipal Bond Fund                                    2
------------------------------------------------------------------------
Nuveen Flagship Pennsylvania Municipal Bond Fund                       4
------------------------------------------------------------------------
Nuveen Flagship Virginia Municipal Bond Fund                           6
------------------------------------------------------------------------

Section 2  How We Manage Your Money
This section gives you a detailed discussion of our investment and risk management strategies.

Who Manages the Funds                                                  8
------------------------------------------------------------------------
What Securities We Invest In                                           9
------------------------------------------------------------------------
How We Select Investments                                             10
------------------------------------------------------------------------
What the Risks Are                                                    11
------------------------------------------------------------------------
How We Manage Risk                                                    11
------------------------------------------------------------------------

Section 3  How You Can Buy and Sell Shares
This section provides the information you need to move money into or out of your account.

What Share Classes We Offer                                           13
------------------------------------------------------------------------
How to Reduce Your Sales Charge                                       14
------------------------------------------------------------------------
How to Buy Shares                                                     15
------------------------------------------------------------------------
Systematic Investing                                                  15
------------------------------------------------------------------------
Systematic Withdrawal                                                 16
------------------------------------------------------------------------
Special Services                                                      17
------------------------------------------------------------------------
How to Sell Shares                                                    18
------------------------------------------------------------------------

Section 4  General Information

This section summarizes the funds' distribution policies and other general fund information.

Dividends, Distributions and Taxes                                    20
------------------------------------------------------------------------
Distribution and Service Plans                                        21
------------------------------------------------------------------------
Net Asset Value                                                       22
------------------------------------------------------------------------
Fund Service Providers                                                22
------------------------------------------------------------------------
Year 2000                                                             23
------------------------------------------------------------------------

Section 5  Financial Highlights

This section provides the funds' financial performance
for the past five years.                                              24
------------------------------------------------------------------------

Appendix  Additional State Information                                27
------------------------------------------------------------------------

                                                         September 29, 1999


Section 1  The Funds


                                Nuveen Maryland Municipal Bond Fund

                                Nuveen Flagship Pennsylvania Municipal Bond Fund

                                Nuveen Flagship Virginia Municipal Bond Fund



Prospectus

This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Mutual Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.





NOT FDIC OR GOVERNMENT INSURED      MAY LOSE VALUE       NO BANK GUARANTEE


                                                         Section 1  The Funds 1

Nuveen Maryland Municipal Bond Fund

Fund Overview

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Maryland bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
 .  Earn regular monthly tax-free dividends;
 .  Preserve investment capital over time;
 .  Reduce taxes on investment income;
 . Set aside money systematically for retirement, estate planning or college funding.
You should not invest in this fund if you seek to:

 .  Pursue long-term growth;
 .  Invest through an IRA or 401(k) plan;
 .  Avoid fluctuations in share price.


How the Fund Has Performed

The chart and table below illustrate annual fund returns for each of the past six years as well as annualized fund and index returns for the one- and five-year and since inception periods ending December 31, 1998. This information is intended to help you assess the variability of fund returns over the past six years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.


Total Returns/1/

[BAR CHART APPEARS HERE]

Class R Annual Returns

1993        12.4%

1994        -6.1%

1995        17.2%

1996         3.8%

1997         7.7%

1998         5.9%


From inception in December 1991 to December 31, 1998, the highest and lowest quarterly returns were 7.40% and -5.70%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does.

                                   Average Annual Total Returns for
                                the Periods Ending December 31, 1998
                             -------------------------------------------
Class                          1 Year          5 Year          Inception
---------------------------------------------------------------------------
Class A (Offer)                1.20%           4.27%             5.96%
Class B                        1.02%           4.30%             5.91%
Class C                        5.12%           4.51%             5.93%
Class R                        5.88%           5.43%             6.90%
---------------------------------------------------------------------------
LB Market
 Benchmark/2/                  6.48%           6.22%             7.58%
Lipper
 Peer Group/3/                 5.34%           5.04%             6.76%
---------------------------------------------------------------------------


2 Section 1 The Funds

What are the Costs of Investing?


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses/4/

Paid Directly From Your Investment



Share Class                           A        B       C       R/5/
---------------------------------------------------------------------
 Maximum Sales Charge Imposed
 on Purchases                      4.20%/6/  None     None     None
---------------------------------------------------------------------
 Maximum Sales Charge Imposed
 on Reinvested Dividends           None      None     None     None
---------------------------------------------------------------------
 Exchange Fees                     None      None     None     None
---------------------------------------------------------------------
 Deferred Sales Charge/7/          None/8/     5%/9/    1%/10/ None
---------------------------------------------------------------------

 Annual Fund Operating Expenses/11/

Paid From Fund Assets

Share Class                           A         B         C       R
----------------------------------------------------------------------
 Management Fees                     .55%       .55%     .55%    .55%
----------------------------------------------------------------------
 12b-1 Distribution and Service Fees .20%       .95%     .75%     --%
----------------------------------------------------------------------
 Other Expenses                      .29%       .30%     .29%    .28%
======================================================================
 Total Annual Fund Operating
 Expenses-Gross+                    1.04%      1.80%    1.59%    .83%

    + After Expense Reimbursements
----------------------------------------------------------------------
      Expense Reimbursements        (.09%)     (.09%)   (.09%)  (.08%)
----------------------------------------------------------------------
     Total Operating Expense--Net    .95%       1.71%   1.50%    .75%
======================================================================
    Reflects a voluntary expense limitation by the fund's investment adviser that may be modified or discontinued at any time.
----------------------------------------------------------------------

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual costs may be higher or lower.

                          Redemption                  No Redemption

Share Class      A       B       C       R       A       B       C       R
------------------------------------------------------------------------------
1 Year         $  522  $  578  $  162  $   85  $  522  $  183  $  162  $   85
------------------------------------------------------------------------------
3 Years        $  737  $  883  $  502  $  265  $  737  $  566  $  502  $  265
------------------------------------------------------------------------------
5 Years        $  970  $1,088  $  866  $  460  $  970  $  975  $  866  $  460
------------------------------------------------------------------------------
10 Years       $1,638  $1,916  $1,889  $1,025  $1,638  $1,916  $1,889  $1,025
------------------------------------------------------------------------------

How the Fund Is Invested (as of  5/31/99)


  Portfolio Statistics
  Average Effective Maturity                   20.64 years
----------------------------------------------------------
  Average Duration                                    7.86
----------------------------------------------------------
  Weighted Average Credit Quality                      AA+
----------------------------------------------------------
  Number of Issues                                      51
----------------------------------------------------------

  Credit Quality

AAA/U.S. Guaranteed                                    65%
----------------------------------------------------------
AA                                                     16%
----------------------------------------------------------
A                                                       6%
----------------------------------------------------------
BBB/NR                                                 13%
----------------------------------------------------------


  Industry Diversification (Top 5)

[PIE CHART APPEARS HERE]

Tax Obligation-Limited (9%)

Housing-Multifamily (23%)

U.S. Guaranteed (9%)

Health Care (20%)

Other (28%)

Housing-Single-Family (11%)


1. Class R total returns reflect actual performance for all periods; Class A, B and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 6/30/99 was (1.23)%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns represent the average annualized returns of the funds in the Lipper Maryland Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."
7.  As a percentage of lesser of purchase price or redemption proceeds.
8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.
11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.


                                                         Section 1  The Funds 3

Nuveen Flagship Pennsylvania Municipal Bond Fund

Fund Overview

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases local, income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Pennsylvania bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
 .  Earn regular monthly tax-free dividends;
 .  Preserve investment capital over time;
 .  Reduce taxes on investment income;
 .  Set aside money systematically for retirement, estate planning or college funding.
You should not invest in this fund if you seek to:

 .  Pursue long-term growth;
 .  Invest through an IRA or 401(k) plan;
 .  Avoid fluctuations in share price.


How the Fund Has Performed

The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five- and 10-year periods ending December 31, 1998. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.


Total Returns/1/

[Bar Chart Appears Here]

Class A Annual Returns

1989   9.5%
1990   5.1%
1991  11.8%
1992   9.8%
1993  11.1%
1994  -4.2%
1995  15.3%
1996   3.8%
1997  10.0%
1998   5.5%


During the ten years ended December 31, 1998, the highest and lowest quarterly returns were 5.63% and -4.45%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does.



                                       Average Annual Total Returns for
                                     the Periods Ending December 31, 1998
                                   -----------------------------------------
Class                                 1 Year        5 Year         10 Year
----------------------------------------------------------------------------
Class A (Offer)                        0.99%        4.95%           7.18%
Class B                                0.69%        5.08%           7.17%
Class C                                4.92%        5.27%           7.05%
Class R                                5.58%        5.93%           7.67%
----------------------------------------------------------------------------
LB Market
 Benchmark/2/                          6.48%        6.22%           8.22%
Lipper
 Peer Group/3/                         4.90%        5.55%           7.73%


4 Section 1   The Funds

What are the Costs of Investing?

 This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/

Paid Directly From Your Investment


Share Class                       A         B         C       R/5/
-----------------------------------------------------------------------
 Maximum Sales Charge Imposed
 on Purchases                   4.20%/6/    None      None     None
-----------------------------------------------------------------------
 Maximum Sales Charge Imposed
  on Reinvested Dividends       None        None      None     None
-----------------------------------------------------------------------
 Exchange Fees                  None        None      None     None
-----------------------------------------------------------------------
 Deferred Sales Charge/7/       None/8/     5%/9/     1%/10/   None
-----------------------------------------------------------------------

 Annual Fund Operating Expenses/11/

Paid From Fund Assets

Share Class                            A         B         C        R
-----------------------------------------------------------------------
 Management Fees                     .55%       .55%     .55%     .55%
-----------------------------------------------------------------------
 12b-1 Distribution and Service Fees .20%       .95%     .75%      --%
-----------------------------------------------------------------------
 Other Expenses                      .19%       .20%     .19%     .19%
-----------------------------------------------------------------------
 Total Annual Fund Operating
 Expenses-Gross+                     .94%       1.70%    1.49%     .74%

    + After Expense Reimbursements
-----------------------------------------------------------------------
      Expense Reimbursements         (.25%)     (.25%)   (.25%)   (.25%)
-----------------------------------------------------------------------
      Total Operating Expense--Net     .69%     1.45%    1.24%     .49%
-----------------------------------------------------------------------
    Reflects a voluntary expense limitation by the fund's investment adviser that may be modified or discontinued at any time.


The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual costs may be higher or lower.

                         Redemption                  No Redemption
Share Class     A        B       C      R      A       B       C      R
---------------------------------------------------------------------------
 1 Year        $  512   $  568  $  152  $ 76  $  512  $  173  $  152  $ 76
---------------------------------------------------------------------------
 3 Year        $  707   $  854  $  471  $237  $ 707   $  536  $  471  $237
---------------------------------------------------------------------------
 5 Years       $  918   $1,037  $  813  $411  $  918  $  923  $  813  $411
---------------------------------------------------------------------------
 10 Years      $1,526   $1,807  $1,779  $918  $1,526  $1,807  $1,779  $918
---------------------------------------------------------------------------



How the Fund Is Invested (as of 5/31/99)


  Portfolio Statistics
Average Effective Maturity                             21.29 years
------------------------------------------------------------------
Average Duration                                              8.35
------------------------------------------------------------------
Weighted Average Credit Quality                                AA-
------------------------------------------------------------------
Number of Issues                                                94

  Credit Quality
AAA/U.S. Guaranteed                                            49%
------------------------------------------------------------------
AA                                                              9%
------------------------------------------------------------------
A                                                              10%
------------------------------------------------------------------
BBB/NR                                                         32%
------------------------------------------------------------------

Industry Diversification (Top 5)
[PIE CHART APPEARS HERE]
Education and Civic Organizations (17%)
Housing-Single-Family (13%)
Tax Obligation-General (12%)
Health Care (13%)
Other (34%)
Utilities (11%)


1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 6/30/99 was (1.09)%.
2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns reflect the performance of the Lipper Pennsylvania Municipal Debt Index, a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Pennsylvania Municipal Debt category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.
4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."
7.  As a percentage of lesser of purchase price or redemption proceeds.
8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.
11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                         Section 1  The Funds  5

Nuveen Flagship Virginia Municipal Bond Fund

Fund Overview

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Virginia bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
 .  Earn regular monthly tax-free dividends;
 .  Preserve investment capital over time;
 .  Reduce taxes on investment income;
 .  Set aside money systematically for retirement, estate planning or college funding.
You should not invest in this fund if you seek to:

 .  Pursue long-term growth
 .  Invest through an IRA or 401(k) plan;
 .  Avoid fluctuations in share price.

How the Fund Has Performed

The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five- and ten-year periods ending December 31, 1998. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.


Total Returns/1/

[BAR CHART APPEARS HERE]

Class A Annual Returns

1989                9.3%
1990                6.5%
1991               11.8%
1992                9.3%
1993               12.4%
1994               -5.5%
1995               16.3%
1996                4.0%
1997                9.4%
1998                6.1%


During the ten years ending December 31, 1998, the highest and lowest quarterly returns were 6.58% and -5.14%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does.


                                    Average Annual Total Returns for
                                  the Periods Ending December 31, 1998
                               -------------------------------------------
Class                             1 Year         5 Year          10 Year
------------------------------------------------------------------------------
Class A (Offer)                  1.65%            4.91%            7.34%
Class B                          1.23%            4.98%            7.33%
Class C                          5.41%            5.21%            7.20%
Class R                          6.21%            5.88%            7.84%
-----------------------------------------------------------------------------
 LB Market
  Benchmark/2/                   6.48%            6.22%            8.22%
Lipper
 Peer Group/3/                   5.56%            5.20%            7.18%

6  Section 1   The Funds

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses/4/

Paid Directly From Your Investment


Share Class                        A        B       C       R/5/
----------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                   4.20%/6/   None     None     None
----------------------------------------------------------------
Maximum Sales Charge Imposed
on Reinvested Dividends          None     None     None     None
----------------------------------------------------------------
Exchange Fees                    None     None     None     None
----------------------------------------------------------------
Deferred Sales Charge/7/         None/8/   5%/9/    1%/10/  None
----------------------------------------------------------------

Annual Fund Operating Expenses/11/

Paid From Fund Assets



Share Class                              A        B       C       R
--------------------------------------------------------------------
Management Fees                         .54%    .54%    .54%    .54%
--------------------------------------------------------------------
12b-1 Distribution and Service Fees     .20%    .95%    .75%     --%
--------------------------------------------------------------------
Other Expenses                          .15%    .15%    .15%    .15%
--------------------------------------------------------------------
Total Annual Fund Operating
Expenses--Gross+                        .89%   1.64%   1.44%    .69%
--------------------------------------------------------------------



    +After Expense Reimbursements
    -----------------------------------------------------------------
     Expense Reimbursements            (.03%)  (.03%)  (.03%)  (.03%)
    -----------------------------------------------------------------
     Total Operating Expense--Net       .86%   1.61%   1.41%    .66%
    -----------------------------------------------------------------
    Reflects a voluntary expense limitation by the fund's investment adviser that may be modified or discontinued at any time.
    -----------------------------------------------------------------


The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual costs may be higher or lower.


                         Redemption                  No Redemption
Share Class        A        B       C     R       A       B       C     R
--------------------------------------------------------------------------
 1 Year        $  507   $  562  $  147  $ 70  $  507  $  167  $  147  $ 70
--------------------------------------------------------------------------
 3 Years       $  692   $  836  $  456  $221  $  692  $  517  $  456  $221
--------------------------------------------------------------------------
 5 Years       $  892   $1,006  $  787  $384  $  892  $  892  $  787  $384
--------------------------------------------------------------------------
10 Years       $1,470   $1,743  $1,724  $859  $1,470  $1,743  $1,724  $859
--------------------------------------------------------------------------

How the Fund Is Invested (as of 5/31/99)

Portfolio Statistics


Average Effective Maturity                                20.17 years
---------------------------------------------------------------------
Average Duration                                                 6.96
---------------------------------------------------------------------
Weighted Average Credit Quality                                    AA
---------------------------------------------------------------------
Number of Issues                                                  128
---------------------------------------------------------------------


Credit Quality

AAA/U.S. Guaranteed                                                37%
---------------------------------------------------------------------
AA                                                                 31%
---------------------------------------------------------------------
A                                                                  20%
---------------------------------------------------------------------
BBB/NR                                                             12%
---------------------------------------------------------------------

Industry Diversification (Top 5)

[PIE CHART APPEARS HERE]

Tax Obligation-Limited           (11%)

Water/Sewer                      (11%)

Other                            (42%)

U.S. Guaranteed                  (11%)

Health Care                      (14%)

Education and Civic Organization (11%)


 1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 6/30/99 was (1.01%).

 2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

 3. Peer Group returns represent the average annualized returns of the funds in the Lipper Virginia Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

 4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

 5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

 6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

 7.  As a percentage of lesser of purchase price or redemption proceeds.

 8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

 9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10.  Class C shares redeemed within one year of purchase are subject to a 1%
     CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

Section 2  How We Manage Your Money

To help you understand how the funds' assets are managed, this section includes a detailed discussion of the adviser's investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.

Who Manages the Funds

Nuveen Advisory Corp. ("Nuveen Advisory"), the fund's investment adviser, together with its advisory affiliate, Nuveen Institutional Advisory Corp., offer premier advisory and investment management services to a broad range of mutual fund clients. In the Nuveen family, these advisers are commonly referred to as Nuveen Investment Advisory Services or NIAS. Nuveen Advisory is responsible for the selection and on-going monitoring of the municipal bonds in the fund's investment portfolio, managing the fund's business affairs and providing certain clerical, bookkeeping and other administrative services. The NIAS advisers are located at 333 West Wacker Drive, Chicago, IL 60606.

The NIAS advisers are wholly owned subsidiaries of John Nuveen & Co. Incorporated ("Nuveen"). Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today we offer a broad range of investments designed for individuals seeking to build and sustain wealth. Nuveen is the sponsor and principal underwriter of the fund's shares and has sponsored or underwritten more than $60 billion of investment company securities. Nuveen and its affiliates have more than $55 billion in assets under management.

Nuveen Advisory is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Advisory manages each fund using a team of analysts and portfolio managers that focus on a specific group of funds. Day-to-day operation of each fund and the execution of its specific investment strategies is the responsibility of the designated portfolio manager described below.

Paul Brennan has been the portfolio manager for the Maryland and Virginia Funds since August 1999 and previously was a portfolio manager for Flagship Financial (since 1991). Mr. Brennan has been a portfolio manager for Nuveen Advisory since 1997. Mr. Brennan is currently an Assistant Vice President of Nuveen Advisory, and he manages investments for fifteen Nuveen-sponsored investment companies, including the Connecticut, New York, and New York Insured Funds.

Thomas J. O'Shaughnessy has been the portfolio manager for the Pennsylvania Fund since July 1998. Mr. O'Shaughnessy has been a portfolio manager for Nuveen Advisory since 1983 and an Assistant Vice President since 1998. He currently manages investments for twelve Nuveen-sponsored investment companies, including the Florida, Georgia, Kentucky, North Carolina, and Tennessee Funds.

8 Section 2  How We Manage Your Money

For providing these services, Nuveen Advisory is paid an annual management fee according to the following schedule:



Average Daily Net Assets                                    Management Fee
--------------------------------------------------------------------------
For the first $125 million                                         0.5500%
--------------------------------------------------------------------------
For the next $125 million                                          0.5375%
--------------------------------------------------------------------------
For the next $250 million                                          0.5250%
--------------------------------------------------------------------------
For the next $500 million                                          0.5125%
--------------------------------------------------------------------------
For the next $1 billion                                            0.5000%
--------------------------------------------------------------------------
For assets over $2 billion                                         0.4750%
--------------------------------------------------------------------------


What Securities We Invest In

Each fund's investment objective may not be changed without shareholder approval. The following investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

Municipal Obligations

The funds invest primarily in municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income tax. Income from these bonds may be subject to the federal alternative minimum tax.

States, local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These bonds include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source.

The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the funds will only purchase these bonds where the issuer has a strong incentive to continue making appropriations until maturity.

In evaluating municipal bonds of different credit qualities or maturities, Nuveen Advisory takes into account the size of yield spreads. Yield spread is the additional return the funds may earn by taking on additional credit risk or interest rate risk. For example, yields on low quality bonds are higher than yields on high quality bonds because investors must be compensated for incurring the higher credit risk associated with low quality bonds. If yield spreads do not provide adequate compensation for the additional risk associated with low quality bonds, the funds will buy bonds of relatively higher quality. Similarly, in evaluating bonds of different maturities, Nuveen Advisory evaluates the comparative yield available on these bonds. If yield spreads on long-term bonds do not compensate the funds adequately for the additional interest rate risk the funds must assume, the funds will buy bonds of relatively shorter maturity. In addition, municipal bonds in a particular industry may provide higher yields relative


                                          Section 2  How We Manage Your Money  9
to their risk compared to bonds in other industries. If that occurs, a fund may buy relatively more bonds from issuers in that industry. In that case, the fund's portfolio composition would change from time to time.

Quality Municipal Bonds

The funds purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by independent rating agencies at the time of purchase or are non-rated but judged to be investment grade by the funds' investment adviser. If suitable municipal bonds from a specific state are not available at attractive prices and yields, a fund may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam) which are exempt from regular federal, state and local income taxes.

Portfolio Maturity

Each fund buys municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average portfolio maturity of 15 to 30 years.

Short-term Investments

Under normal market conditions, each fund may invest up to 20% of net assets in short-term, high quality municipal bonds. See "How We Manage Risk--Hedging and Other Defensive Investment Strategies." The funds may invest in short-term, high quality taxable securities if suitable short-term municipal bonds are not available at reasonable prices and yields. If the funds invest in taxable securities, they may not achieve their investment objective. For more information on eligible short-term investments, see the Statement of Additional Information.

Delayed-Delivery Transactions

The funds may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. These transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.

How We Select Investments

Nuveen Advisory selects municipal bonds for the funds based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. Nuveen Advisory is supported by Nuveen's award-winning team of specialized research analysts who review municipal securities available for purchase, monitor the continued creditworthiness of each fund's municipal investments, and analyze economic, political and demographic trends affecting the municipal markets. We utilize these resources to identify municipal bonds with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued municipal bonds that we believe represent the most attractive values.

Portfolio Turnover

A fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the fund's investment portfolio that

10  Section 2  How We Manage Your Money
is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.

What the Risks Are

Risk is inherent in all investing. Investing in a mutual fund -- even the most conservative -- involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in any of these funds to be a long-term investment.


Interest rate risk: Because the funds invest in fixed-income securities, the funds are subject to interest rate risk. Interest rate risk is the risk that the value of a fund's portfolio will decline because of rising interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.

Income risk: The risk that the income from a fund's portfolio will decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate.

Credit risk: Each fund is subject to credit risk. Credit risk is the risk that an issuer of a municipal bond will be unable to meet its obligation to make interest and principal payments due to changing financial or market conditions, or possibly due to Year 2000 issues.

State Concentration risk: Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from the economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. See "Appendix--Additional State Information." These risks may be greater for the funds, because they are "non-diversified" funds which authorizes them to concentrate their investments in municipal bonds of certain issuers to a greater extent than diversified funds.

Inflation risk: The risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the fund's assets can decline as can the value of the fund's distributions.

How We Manage Risk

In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of interest rate and credit risk. The funds limit this investment risk generally by restricting the type and maturities of municipal bonds they purchase, and by diversifying their investment portfolios geographically within a state, as well as across different industry sectors.

                                          Section 2  How We Manage Your Money 11

Investment Limitations

The funds have adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than:

 .  25% in any one industry such as electric utilities or health care.

 .  10% in borrowings (33% if used to meet redemptions).


Hedging and Other Defensive Investment Strategies

Each fund may invest up to 100% in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described under "Portfolio Maturity."

Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in Nuveen Advisory's opinion, correlate with the prices of the funds' investments. The funds, however, have no present intent to use these strategies.

12 Section 2 How We Manage Your Money

Section 3  How You Can Buy and Sell Shares

We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial adviser can help you determine which class is best for you. We offer a number of features for your convenience. Please see the Statement of Additional Information for further details.

What Share Classes We Offer

Class A Shares

You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .20% which compensates your financial adviser for providing on-going service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for all funds described in the prospectus is as follows:


                                                                                         Authorized Dealer
                                     Sales Charge as % of       Sales Charge as % of     Commission as % of
Amount of Purchase                   Public Offering Price      Net Amount Invested      Public Offering Price
Less than $50,000                             4.20%                    4.38%                   3.70%
---------------------------------------------------------------------------------------------------
$50,000 but less than $100,000                4.00%                    4.18%                   3.50%
---------------------------------------------------------------------------------------------------
$100,000 but less than $250,000               3.50%                    3.63%                   3.00%
---------------------------------------------------------------------------------------------------
$250,000 but less than $500,000               2.50%                    2.56%                   2.00%
---------------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000             2.00%                    2.04%                   1.50%
---------------------------------------------------------------------------------------------------
$1,000,000 and over                              --/1/                   --                    1.00%/1/
---------------------------------------------------------------------------------------------------


1. You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers of record on these share purchases a sales commission of 1.00% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a CDSC of 1% of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial adviser has made arrangements with Nuveen and agrees to waive the commission.

Class B Shares

You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .95% of average daily assets. The annual .20% service fee compensates your financial adviser for providing on-going service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The annual .75% distribution fee compensates Nuveen for paying your financial adviser a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will normally have to pay a CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower, according to the


                                   Section 3 How You Can Buy and Sell Shares  13
following schedule. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

Years Since Purchase     0-1    1-2   2-3    3-4   4-5    5-6

CDSC                     5%     4%    4%     3%    2%     1%
-------------------------------------------------------------

Class C Shares

You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .75%. The annual .20% service fee compensates your financial adviser for providing on-going service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The annual .55% distribution fee reimburses Nuveen for paying your financial adviser an on-going sales commission. Nuveen advances the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you will normally have to pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

Class R Shares

You may purchase Class R shares only under limited circumstances, at the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or on-going service or distribution fees. Class R shares have lower on-going expenses than the other classes.

How to Reduce Your Sales Charge

We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.



Class A Sales Charge        Class A Sales Charge          Class R Eligibility
Reductions                  Waivers

 .  Rights of accumulation   .  Nuveen Devined Portfolio   .  Certain Employees
 .  Letter of intent         .  or Exchange-Traded Fund       and directors of
 .  Group purchase              reinvestment                  Nuveen or employees
                                                             of authorized
                                                             dealers
                            .  Certain employees and      .  Bank trust
                               directors of Nuveen or        departments
                               employees of authorized
                               dealers

                            .  Bank trust departments

In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisers, certified financial planners and registered broker-dealers who charge asset-based or

14 Section 3 How You Can Buy and Sell Shares comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial adviser or by calling (800) 257-8787. Your financial adviser can also help you prepare any necessary application forms. You or your financial adviser must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.

How to Buy Shares

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange is open for business and normally ends at 4 p.m. New York time. Generally, the Exchange is closed on weekends and national holidays. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price.

Through a Financial Adviser

You may buy shares through your financial adviser, who can handle all the details for you, including opening a new account. Financial advisers can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisers generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisers are paid for on-going investment advice and services either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial adviser, call (800) 257-8787 and Nuveen can refer you to one in your area.

By Mail

You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. No third party checks will be accepted.

Investment Minimums

The minimum initial investment is $3,000 ($50 if you establish a systematic investment plan). Subsequent investments must be in amounts of $50 or more. The funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.

Systematic Investing

Systematic investing allows you to make regular investments through automatic deductions from your bank account (simply complete the appropriate section of the account application form) or directly from your paycheck. To invest directly from your paycheck, contact your financial adviser or call Nuveen at (800) 257-8787. Systematic investing may also make you eligible for reduced sales charges.

                                   Section 3 How You Can Buy and Sell Shares  15

The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.

One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, and does not assure that you will profit.

Systematic Investment Plan
You can make regular investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account. You can stop the withdrawals at any time. There is no charge for this plan.

Payroll Direct Deposit Plan
You can, with your employer's consent, make regular investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct this amount automatically from your paycheck. You can stop the deductions at any time. There is no charge for this plan.

Systematic Withdrawal
If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct" below), paid to a third party or sent payable to you at an address other than your

16 Section 3 How You Can Buy and Sell Shares address of record. You must complete the appropriate section of the account application or Account Update Form to participate in the fund's systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Special Services
To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

Exchanging Shares

You may exchange fund shares into an identically registered account at any time for the same class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

The exchange privilege is not intended to allow you to use a fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have an adverse effect on other shareholders, each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

The funds may change or cancel their exchange policy at any time upon 60 days' notice. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax adviser about the tax consequences of exchanging your shares.

Fund Direct/SM/
The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts, and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You also may have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial adviser can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

Reinstatement Privilege
If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.

                                   Section 3 How You Can Buy and Sell Shares  17

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also you should verify your trade confirmation immediately upon receipt.

How to Sell Shares

You may sell (redeem) your shares on any business day. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten business days from your purchase date. While the funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC or that represent an increase in the value of your fund account due to capital appreciation, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

Through Your Financial Adviser
You may sell your shares through your financial adviser who can prepare the necessary documentation. Your financial adviser may charge for this.

By Telephone

If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.
By Mail

You can sell your shares at any time by sending a written request to the appropriate fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. Your request must include the following information:

 .  The fund's name;

 .  Your name and account number;

 .  The dollar or share amount you wish to redeem;

 .  The signature of each owner exactly as it appears on the account;

 . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

 . The address where you want your redemption proceeds sent (if other than the address of record);

 .  Any certificates you have for the shares; and

 .  Any required signature guarantees.

18  Section 3  How You Can Buy and Sell Shares

An Important Note About Involuntary Redemption

From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The funds have set a minimum balance of $100 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by a fund. A notary public cannot provide a signature guarantee.


Redemptions In-Kind
The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the fund may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

                                  Section 3  How You Can Buy and Sell Shares  19

Section 4 General Information

To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.

Dividends, Distributions and Taxes

The funds pay tax-free dividends monthly and any taxable capital gains or other taxable distributions once a year in December. The funds declare dividends monthly to shareholders of record as of the ninth of each month, payable the first business day of the following month.

Payment and Reinvestment Options
The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial adviser or call Nuveen at (800) 257-8787.

Taxes and Tax Reporting

Because the funds invest primarily in municipal bonds from a particular state, the regular monthly dividends you receive will be exempt from regular federal income tax and that state's personal income tax. All or a portion of these dividends, however, may be subject to the federal alternative minimum tax (AMT).


Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund's normal investment activities. Each fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term gains are taxable as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.


Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains, that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly at the fund, Nuveen will send you the statement. The tax status of your dividends is not affected by whether you reinvest your dividends or elect to receive them in cash.

If you receive social security or railroad retirement benefits, you should consult your tax adviser about how an investment in a fund may affect the federal taxation of your benefits.

20  Section 4  General Information

Please note that if you do not furnish us with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 31%.

Please consult the Statement of Additional Information and your tax adviser for more information about taxes.

Buying or Selling Shares Close to a Record Date
Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income earned but not yet distributed by the fund.


Taxable Equivalent Yields
The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated federal tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical federal tax-free yields and tax rates:

Taxable Equivalent Of Tax-Free Yields

                       To Equal a Tax-Free Yield of:
If Your Federal          4.00%           4.50%        5.00%         5.50%        6.00%
Tax Bracket is:        A Taxable Investment Would Need to Yield:
---------------------------------------------------------------------------------------
 28.0%                   5.56%           6.25%        6.94%         7.64%        8.33%
---------------------------------------------------------------------------------------
 31.0%                   5.80%           6.52%        7.25%         7.97%        8.70%
---------------------------------------------------------------------------------------
 36.0%                   6.25%           7.03%        7.81%         8.59%        9.37%
---------------------------------------------------------------------------------------
 39.6%                   6.62%           7.45%        8.28%         9.11%        9.93%
---------------------------------------------------------------------------------------


The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the Statement of Additional Information or consult your tax adviser.

Distribution and Service Plans

Nuveen serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan under Rule 12b-1 under the Investment Company Act of 1940. (See "How to Choose a Share Class" for a description of the distribution and service fees paid under this plan.)

Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the

                                              Section 4  General Information  21
service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing on-going account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


Nuveen periodically undertakes sales promotion programs with authorized dealers and may pay them the full applicable sales charge as a commission. In addition, Nuveen may provide support at its own expense to authorized dealers in connection with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain circumstances, Nuveen also will share with authorized dealers up to half the costs of advertising that features the products and services of both parties. The Statement of Additional Information contains further information about these programs.


Net Asset Value

The price you pay for your shares is based on the fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class by taking the market value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on prices of comparable municipal bonds.

Fund Service Providers
The custodian of the assets of the funds is The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004-2413. Chase also provides certain accounting services to the funds. The funds' transfer, shareholder services and dividend paying agent, Chase Global Funds Services Company, P.O. Box 5186, New York, NY 10274-5186, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

22  Section 4 General Information

Year 2000

The funds' service providers rely on computer systems to manage the fund's investments, process shareholder transactions and provide shareholder account maintenance. Because of the way computers historically have stored dates, some of these systems currently may not be able to correctly process activity occurring in the year 2000. Nuveen is working with the funds' service providers to adapt their systems to address this issue. Nuveen and the funds expect that the necessary work will be completed on a timely basis, although there can be no assurance of this.

Year 2000 issues may affect the ability of issuers to meet their interest and principal payment obligations to their bond holders, and may adversely affect the bonds' credit ratings and values. Generally, higher rated fixed-income securities carry less credit risk than lower rated fixed-income securities. Municipal issuers may have greater Year 2000 risks than other issuers. Nuveen Advisory is requesting information from municipal issuers so that Nuveen Advisory can take the issuers' Year 2000 readiness, if made available, into account in making investment decisions. There can be no assurance that issuers will provide this information to Nuveen Advisory, or that issuers will begin or complete the work necessary to address any Year 2000 issues on a timely basis.


                                              Section 4  General Information  23

Section 5  Financial Highlights

The financial highlights table is intended to help you understand a Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Funds' financial statements, are included in the SAI and annual report, which is available upon request.


Maryland Municipal Bond Fund


Class
(Inception
Date)
                                      Investment Operations                Less Distributions
                                ----------------------------------    -----------------------------
                                                     Net
                                                Realized
                                                     and
                                              Unrealized
                   Beginning           Net       Invest-                   Net                         Ending
                         Net       Invest-          ment               Invest-                            Net
Year Ended             Asset          ment          Gain                  ment    Capital               Asset         Total
May 31,                Value     Income(a)        (Loss)     Total      Income      Gains     Total     Value     Return(b)
---------------------------------------------------------------------------------------------------------------------------
Class A (9/94)

  1999                $10.56          $.49       $ (.11)    $ .38       $(.48)       $ --    $(.48)    $10.46          3.65%
  1998                 10.25           .48          .32       .80        (.49)         --     (.49)     10.56          7.95
  1997(c)              10.25           .16          .01       .17        (.17)         --     (.17)     10.25          1.63
  1997(d)              10.43           .46         (.15)      .31        (.49)         --     (.49)     10.25          3.06
  1996(d)               9.60           .48          .85      1.33        (.50)         --     (.50)     10.43         14.07
  1995(e)               9.84           .20         (.23)     (.03)       (.21)         --     (.21)      9.60          (.26)

Class B (3/97)

  1999                 10.56           .41         (.10)      .31        (.40)         --     (.40)     10.47          2.95
  1998                 10.25           .41          .31       .72        (.41)         --     (.41)     10.56          7.16
  1997(f)              10.29           .10         (.04)      .06        (.10)         --     (.10)     10.25           .83

Class C (9/94)

  1999                 10.56           .43         (.11)      .32        (.42)         --     (.42)     10.46          3.07
  1998                 10.24           .43          .32       .75        (.43)         --     (.43)     10.56          7.44
  1997(c)              10.24           .15           --       .15        (.15)         --     (.15)     10.24          1.43
  1997(d)              10.42           .39         (.16)      .23        (.41)         --     (.41)     10.24          2.28
  1996(d)               9.59           .41          .84      1.25        (.42)         --     (.42)     10.42         13.24
  1995(e)               9.75           .16         (.15)      .01        (.17)         --     (.17)      9.59           .12

Class R (12/91)

  1999                 10.58           .51         (.11)      .40        (.50)         --     (.50)     10.48          3.82
  1998                 10.26           .51          .32       .83        (.51)         --     (.51)     10.58          8.23
  1997(c)              10.26           .17           --       .17        (.17)         --     (.17)     10.26          1.68
  1997(d)              10.44           .47         (.14)      .33        (.51)         --     (.51)     10.26          3.29
  1996(d)               9.61           .51          .84      1.35        (.52)         --     (.52)     10.44         14.33
  1995(d)              10.62           .51        (1.01)     (.50)       (.51)         --     (.51)      9.61         (4.58)
===========================================================================================================================

                                    Ratios/Supplemental Data
                   ----------------------------------------------------------
Class
(Inception
Date)                                                Ratio of Net
                     Ending              Ratio of      Investment
Year                    Net              Expenses          Income   Portfolio
Ending               Assets            to Average      to Average    Turnover
May 31,               (000)          Net Assets(a)   Net Assets(a)       Rate
                   ----------------------------------------------------------
Class A (9/94)

  1999             $22,093                  .95%            4.64%          29%
  1998              17,427                  .94             4.62            7
  1997(c)           12,977                  .95*            4.90*           3
  1997(d)           11,788                 1.00             4.79            4
  1996(d)            6,860                 1.00             4.74           17
  1995(e)            1,605                 1.00*            5.26*          35

Class B (3/97)

  1999               4,732                 1.71             3.90           29
  1998               2,332                 1.69             3.85            7
  1997(f)              150                 1.70*            4.00*           3

Class C (9/94)

  1999               4,089                 1.50             4.10           29
  1998               2,606                 1.49             4.07            7
  1997(c)            2,103                 1.50*            4.35*           3
  1997(d)            1,985                 1.75             4.05            4
  1996(d)            1,438                 1.75             4.04           17
  1995(e)              860                 1.75*            4.55*          35

Class R (12/91)

  1999              44,411                  .75             4.83           29
  1998              44,599                  .74             4.82            7
  1997(c)           43,306                  .75*            5.10*           3
  1997(d)           43,738                  .75             5.06            4
  1996(d)           47,389                  .75             5.07           17
  1995(d)           42,741                  .75             5.28           35
===========================================================================================================================

*    Annualized.

(a)  After custodian fee credit and expense reimbursement, where applicable.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)  For the four months ended May 31.
(d)  For year ended January 31.
(e)  From commencement of class operations as noted through January 31.
(f)  From commencement of class operations as noted.

24  Section 5   Financial Highlights

Pennsylvania Municipal Bond Fund**

                           Investment Operations                Less Distributions
                      -------------------------------------  -------------------------------
Class
(Inception
Date)
                                           Net
                                      Realized
                                           and                                                   Ending
Year       Beginning         Net    Unrealized                      Net                             Net
Ending     Net Asset  Investment    Investment               Investment    Capital                Asset         Total
May 31,       Value    Income(a)   Gain (Loss)      Total        Income      Gains      Total     Value     Return(b)
------------------------------------------------------------------------------------------------------------------------------------
Class A (10/86)
  1999       $10.68        $.53          $(.17)       $ .36     $(.53)     $(.06)      $(.59)    $10.45          3.42%
  1998        10.25         .56            .45         1.01      (.56)      (.02)       (.58)     10.68         10.05
  1997        10.00         .57            .25          .82      (.57)        --        (.57)     10.25          8.37
  1996        10.21         .59           (.20)         .39      (.60)        --        (.60)     10.00          3.83
  1995        10.06         .60            .16          .76      (.61)        --        (.61)     10.21          7.90

Class B (2/97)
  1999        10.70         .45           (.17)         .28      (.45)      (.06)       (.51)     10.47          2.66
  1998        10.27         .48            .45          .93      (.48)      (.02)       (.50)     10.70          9.23
  1997(c)     10.21         .16            .06          .22      (.16)        --        (.16)     10.27          2.18

Class C (2/94)
  1999        10.68         .47           (.17)         .30      (.48)      (.06)       (.54)     10.44          2.80
  1998        10.25         .50            .45          .95      (.50)      (.02)       (.52)     10.68          9.50
  1997         9.99         .51            .26          .77      (.51)        --        (.51)     10.25          7.88
  1996        10.21         .53           (.21)         .32      (.54)        --        (.54)      9.99          3.16
  1995        10.06         .54            .16          .70      (.55)        --        (.55)     10.21          7.31

Class R (2/97)
  1999        10.68         .55           (.17)         .38      (.56)      (.06)       (.62)     10.44          3.55
  1998        10.25         .58            .45         1.03      (.58)      (.02)       (.60)     10.68         10.30
  1997(c)     10.21         .20            .03          .23      (.19)        --        (.19)     10.25          2.31
------------------------------------------------------------------------------------------------------------------------------------


                                                  Ratios/Supplemental Data
                                  --------------------------------------------------------------
Class
(Inception
Date)
                                                              Ratio of Net
                                                  Ratio of      Investment
                                      Ending      Expenses          Income
Year                                     Net    to Average      to Average      Portfolio
Ending                                Assets           Net            Net        Turnover
May 31,                                (000)     Assets(a)      Assets(a)            Rate
----------------------------------------------------------------------------------------------------------------------------------
Class A (10/86)                      $70,865          .69%         5.00%              18%
  1999                                65,826          .61          5.28               20
  1998                                55,667          .70          5.61               46
  1997                                44,392          .79          5.76               65
  1996                                42,600          .89          6.08               50
  1995

Class B (2/97)                         7,966         1.45          4.26               18
  1999                                 2,640         1.34          4.50               20
  1998                                   229         1.35*         4.84*              46
  1997(c)

Class C (2/94)                        13,167         1.24          4.46               18
  1999                                 8,912         1.16          4.73               20
  1998                                 6,320         1.25          5.06               46
  1997                                 4,442         1.68          4.85               65
  1996                                 3,118         1.84          5.05               50
  1995

Class R (2/97)                        61,044          .49          5.20               18
  1999                                61,180          .41          5.48               20
  1998                                57,383          .39*         5.83*              46
  1997(c)
-----------------------------------------------------------------------------------------------------------------------------------

*     Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Pennsylvania.

(a)  After custodian fee credit and expense reimbursement, where applicable.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)  From commencement of class operations as noted.

                                              Section 5  Financial Highlights 25

Virginia Municipal Bond Fund**

                              Investment Operations                 Less Distributions
                      -------------------------------------  --------------------------------
Class
(Inception
Date)
                                           Net
                                      Realized
                                           and                                                   Ending
Year       Beginning         Net    Unrealized                      Net                             Net
Ending     Net Asset  Investment    Investment               Investment    Capital                Asset         Total
May 31,       Value    Income(a)   Gain (Loss)      Total        Income      Gains      Total     Value     Return(b)
-----------------------------------------------------------  -----------------------------------------------------------
Class A (3/86)
  1999       $11.06        $.53          $(.10)       $ .43     $(.53)     $(.03)      $(.56)    $10.93          3.95%
  1998        10.66         .56            .41          .97      (.56)      (.01)       (.57)     11.06          9.30
  1997        10.40         .58            .25          .83      (.57)        --        (.57)     10.66          8.20
  1996        10.56         .57           (.15)         .42      (.58)        --        (.58)     10.40          4.03
  1995        10.36         .59            .20          .79      (.59)        --        (.59)     10.56          7.99

Class B (2/97)
  1999        11.06         .45           (.10)         .35      (.45)      (.03)       (.48)     10.93          3.20
  1998        10.66         .48            .41          .89      (.48)      (.01)       (.49)     11.06          8.53
  1997(c)     10.62         .16            .04          .20      (.16)        --        (.16)     10.66          1.94

Class C (10/93)
  1999        11.06         .47           (.11)         .36      (.47)      (.03)       (.50)     10.92          3.30
  1998        10.65         .50            .42          .92      (.50)      (.01)       (.51)     11.06          8.81
  1997        10.39         .52            .26          .78      (.52)        --        (.52)     10.65          7.61
  1996        10.56         .51           (.16)         .35      (.52)        --        (.52)     10.39          3.37
  1995        10.36         .53            .20          .73      (.53)        --        (.53)     10.56          7.40

Class R (2/97)
  1999        11.06          56           (.10)         .46      (.56)      (.03)       (.59)     10.93          4.18
  1998        10.66         .59            .41         1.00      (.59)      (.01)       (.60)     11.06          9.54
  1997(c)     10.62         .20            .04          .24      (.20)        --        (.20)     10.66          2.26
----------------------------------------------------------------------------------------------------------------------

                                                  Ratios/Supplemental Data
                                  -------------------------------------------------------
Class
(Inception
Date)
                                                              Ratio of Net
                                                  Ratio of      Investment
                                      Ending      Expenses          Income
Year                                     Net    to Average      to Average      Portfolio
Ending                                Assets           Net            Net        Turnover
May 31,                                (000)     Assets(a)      Assets(a)            Rate
-----------------------------------------------------------------------------------------
Class A (3/86)
  1999                              $138,941          .86%         4.81%              15%
  1998                               133,966          .74          5.15                3
  1997                               122,252          .74          5.45               23
  1996                               117,677          .83          5.41               17
  1995                               112,643          .79          5.81               50

Class B (2/97)
  1999                                10,419         1.61          4.06               15
  1998                                 3,894         1.51          4.33                3
  1997(c)                                381         1.47*         4.68*              23

Class C (10/93)
  1999                                17,679         1.41          4.26               15
  1998                                15,660         1.29          4.59                3
  1997                                11,700         1.29          4.89               23
  1996                                10,978         1.38          4.84               17
  1995                                 6,537         1.34          5.24               50

Class R (2/97)
  1999                                56,728          .66          5.02               15
  1998                                58,734          .54          5.35                3
  1997(c)                             57,002          .52*         5.69*              23
-----------------------------------------------------------------------------------------

*     Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Virginia.

(a)  After custodian fee credit and expense reimbursement, where applicable.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)  From commencement of class operations as noted.

26  Section 5 Financial Highlights

Appendix  Additional State Information

Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risks from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax adviser about the state tax consequences of a specific fund investment. See the Statement of Additional Information for further information.

Maryland

Maryland has benefited from the expansion in the national economy. The state's once sluggish economy has shown improvement. Services, wholesale and retail trade, and government account for most of the State's employment. Unlike in most states, government employment surpasses manufacturing employment in Maryland.

The State's unemployment rate, which fell to 3.9% in July 1999 from 4.7% in July 1998, remains below the national average. Per capita income, which was $30,023 in 1998, is 113% of the national average.

During its spring 1998 term, the Maryland legislature voted to accelerate the income tax reduction it passed in 1997; as a result, income taxes were reduced by 5% in 1998, more than the 2% reduction originally planned for 1998. The 1998 reduction is part of the total 10% reduction to the State's income tax, which is being phased in through 2002.

Maryland's general obligation debt, which is constitutionally limited to a maximum term of 15 years, carried triple-A ratings from Moody's, Standard and Poor's, and Fitch as of August 31, 1999. These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest.

Tax Treatment

The Maryland Fund's regular monthly dividends will not be subject to Maryland personal income taxes to the extent they are paid out of income earned on Maryland municipal bonds or U.S. government securities. You will be subject to Maryland personal income tax, however, to the extent the Maryland Fund distributes any taxable income, or if you sell or exchange Maryland Fund shares and realize a capital gain on the transaction.

                                                                   Appendix   27

The treatment of corporate shareholders of the Maryland Fund is similar to that described above.

Pennsylvania

Pennsylvania's economy has improved, but growth rates remain below national averages. Continued losses in the manufacturing and healthcare sectors and sluggish population and labor force growth have contributed to the below average indicators. Although growth has been slow, the Commonwealth's economy remains diverse.

The Commonwealth's healthcare environment continues to be difficult, particularly in the Philadelphia and Pittsburgh metro areas. A well-publicized example of the pressures in these markets occurred in July 1998 with the bankruptcy filing by AHERF (Alleghany Health, Research, and Education Foundation) on behalf of its eight Philadelphia-area hospitals and in February 1999 with the bankruptcy filing by Delaware Medical Center.

Pennsylvania's unemployment rate was 4.3% in July 1999, compared with the July 1999 national rate of 4.3% and the Commonwealth's 4.6% rate in July 1998. Pennsylvania's 1998 per capita income was $26,889, approximately 101% of the national average.

As of August 31, 1999, Pennsylvania's general obligation debt carried ratings of AA by Standard & Poor's, Aa3 by Moody's, and AA by Fitch. These ratings reflect the Commonwealth's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest.

Tax Treatment

The Pennsylvania Fund's regular monthly dividends will not be subject to the Pennsylvania personal income tax (and, for Philadelphia residents, the Philadelphia School District income tax) to the extent they are paid out of income earned on Pennsylvania municipal bonds or U.S. government securities. You could be subject to Pennsylvania personal income tax (and, for Philadelphia residents, the Philadelphia School District income tax), however, to the extent the Pennsylvania Fund distributes any taxable income or realized capital gains, or if you sell or exchange Pennsylvania Fund shares and realize a capital gain on the transaction.

The treatment of corporate shareholders of the Pennsylvania Fund is similar to that described above.

Virginia

Like the U.S. economy, the Virginia economy is broad-based and composed of several distinct regions. The Commonwealth's economy nearly mirrors the U.S. economy with the services, trade, government, and manufacturing sectors supplying a significant portion of employment. Recent employment losses in the federal government, manufacturing, and mining sectors have been offset by employment growth in other sectors, including high technology. The federal government remains an important employer and has a greater impact on the Commonwealth than it has on most other states.

Virginia's unemployment rate was a low 2.7% in July 1999, below the national average of 4.3% in July 1999 and down slightly from the Commonwealth's July 1998 rate of 2.8%. At $27,489 in 1998, per capita income remains above the U.S. average.

28   Appendix

As of August 31, 1999, Moody's, Standard & Poor's, and Fitch each rated the Commonwealth AAA. These ratings reflect the Commonwealth's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest.

Tax Treatment

The Virginia Fund's regular monthly dividends will not be subject to Virginia personal income taxes to the extent they are paid out of income earned on Virginia municipal bonds or U.S. government securities. You will be subject to Virginia personal income tax, however, to the extent the Virginia Fund distributes any taxable income, or if you sell or exchange Virginia Fund shares and realize a capital gain on the transaction.

The treatment of corporate shareholders of the Virginia Fund is similar to that described above.

                                                                  Appendix    29

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth

Nuveen Rittenhouse Growth Fund

Growth and Income

European Value Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Dividend and Growth Fund

Income
Income Fund

Tax-Free Income

National Municipal Bond Funds

High Yield
Long-term
Insured Long-term
Intermediate-term
Limited-term

State Municipal Bond Funds


Arizona                 Louisiana                 North Carolina
California/1/           Maryland                  Ohio
Colorado                Massachusetts/1/          Pennsylvania
Connecticut             Michigan                  Tennessee
Florida                 Missouri                  Virginia
Georgia                 New Jersey                Wisconsin
Kansas                  New Mexico
Kentucky                New York/1/

   Cash Reserves
Money Market Fund
Municipal Money Market Fund
California Tax-Exempt Money Market Fund
New York Tax-Exempt Money Market Fund


Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated by reference into this prospectus, contains detailed information on fund policies and operation. Additional information about the Funds' investments is available in the Funds' annual and semi-annual report to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Call Nuveen at (800) 257-8787 to request a free copy of any of these materials or other fund information; or ask your financial adviser for copies.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549.


The Funds' Investment Company file number is 811-07747.

1. Long-term and insured long-term portfolios.

NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787
www.nuveen.com

                                                                 VPR-MS1-NA 9-99

                                                         September 28, 1999

NUVEEN FLAGSHIP MULTISTATE TRUST I

Nuveen Flagship Arizona Municipal Bond Fund

Nuveen Flagship Colorado Municipal Bond Fund

Nuveen Flagship Florida Municipal Bond Fund

Nuveen Maryland Municipal Bond Fund

Nuveen Flagship New Mexico Municipal Bond Fund

Nuveen Flagship Pennsylvania Municipal Bond Fund

Nuveen Flagship Virginia Municipal Bond Fund

STATEMENT OF ADDITIONAL INFORMATION

  This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectuses of the Nuveen Flagship Multistate Trust I dated September 28, 1999. The Prospectuses may be obtained without charge from certain securities representatives, banks, and other financial institutions that have entered into sales agreements with John Nuveen & Co. Incorporated, or from the Funds, by mailing a written request to the Funds, c/o John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Investment Policies and Investment Portfolio............................... S-2
Management................................................................. S-13
Investment Adviser and Investment Management Agreement..................... S-24
Portfolio Transactions..................................................... S-25
Net Asset Value............................................................ S-26
Tax Matters................................................................ S-27
Performance Information.................................................... S-36
Additional Information on the Purchase and Redemption of Fund Shares....... S-45
Distribution and Service Plan.............................................. S-52
Independent Public Accountants and Custodian............................... S-54
Financial Statements....................................................... S-54
Appendix A--Ratings of Investments.........................................  A-1
Appendix B--Description of Hedging Techniques..............................  B-1

  The audited financial statements for each Fund's most recent fiscal year appear in the Funds' Annual Reports; each is included herein by reference.

INVESTMENT POLICIES AND INVESTMENT PORTFOLIO

Investment Policies

  The investment objective and certain fundamental investment policies of each Fund are described in the Prospectus. Each of the Funds, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of that Fund:

    (1) Invest in securities other than Municipal Obligations and short-term securities, as described in the Prospectus. Municipal Obligations are municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income taxes.

    (2) Invest more than 5% of its total assets in securities of any one issuer, except this limitation shall not apply to securities of the United States Government, and to the investment of 25% of such Fund's assets. This limitation shall apply only to the Arizona Municipal Bond Fund and the Florida Municipal Bond Fund.

    (3) Borrow money, except from banks for temporary or emergency purposes and not for investment purposes and then only in an amount not exceeding
  (a) 10% of the value of its total assets at the time of borrowing or (b) one-third of the value of the Fund's total assets including the amount borrowed, in order to meet redemption requests which might otherwise require the untimely disposition of securities. While any such borrowings exceed 5% of such Fund's total assets, no additional purchases of investment securities will be made by such Fund. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

    (4) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (2) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets.

    (5) Issue senior securities as defined in the Investment Company Act of 1940, except to the extent such issuance might be involved with respect to borrowings described under item (3) above or with respect to transactions involving futures contracts or the writing of options within the limits described in the Prospectus and this Statement of Additional Information.

    (6) Underwrite any issue of securities, except to the extent that the purchase or sale of Municipal Obligations in accordance with its investment objective, policies and limitations, may be deemed to be an underwriting.

    (7) Purchase or sell real estate, but this shall not prevent any Fund from investing in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security.

    (8) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs, except for transactions involving futures contracts within the limits described in the Prospectus and this Statement of Additional Information.

    (9) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objective, policies and limitations.

    (10) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

    (11) Write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described in the Prospectus and this Statement of Additional Information.

    (12) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Municipal Obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    (13) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those trustees of the Trust, or those officers and directors of Nuveen Advisory Corp. ("Nuveen Advisory"), who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

  In addition, each Fund, as a non-fundamental policy, may not invest more than 15% of its net assets in "illiquid" securities, including repurchase agreements maturing in more than seven days.

  For the purpose of applying the limitations set forth in paragraph (2) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

  Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in securities insured by any single insurer.

  The foregoing restrictions and limitations, as well as a Fund's policies as to ratings of portfolio investments, will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

  The foregoing fundamental investment policies, together with the investment objective of each Fund, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

  The Nuveen Flagship Multistate Trust I (the "Trust") is an open-end management series investment company organized as a Massachusetts business trust on July 1, 1996. Each of the Funds is an open-end management investment company organized as a series of the Nuveen Flagship Multistate Trust I. The Trust is an open-end management series company under SEC Rule 18f-2. Each Fund is a separate series issuing its own shares. The Trust currently has seven series: the Nuveen Flagship Arizona Municipal Bond Fund (formerly the Flagship Arizona Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Flagship Colorado Municipal Bond Fund (formerly the Flagship Colorado Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Flagship Florida Municipal Bond Fund (formerly the Flagship Florida Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Maryland Municipal Bond Fund (formerly the Nuveen Maryland Tax-Free Value Fund, a series of the Nuveen Multistate Tax-Free Trust); the Nuveen Flagship New Mexico Municipal Bond Fund (formerly the Flagship New Mexico Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Flagship Pennsylvania Municipal Bond Fund (formerly the Flagship Pennsylvania Triple Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); and the Nuveen Flagship Virginia Municipal Bond Fund (formerly the Flagship Virginia Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust). Certain matters under the Investment Company Act of 1940 which must be submitted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each Fund affected by such matter.

  The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all loss and expense of any shareholder personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself were unable to meet its obligations. The Trust believes the likelihood of these circumstances is remote.

Portfolio Securities

  As described in the Prospectus, each of the Funds invests substantially all of its assets (at least 80%) in a portfolio of Municipal Obligations free from regular federal, state and, in some cases, local income tax in each Fund's respective state, which generally will be Municipal Obligations issued within the Fund's respective state. In general, Municipal Obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works. Industrial development bonds and pollution control bonds that are issued by or on behalf of public authorities to finance various privately-rated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax.

  The investment assets of each Fund will consist of (1) Municipal Obligations which are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's"), by Standard and Poor's Corporation ("S&P") or by Fitch Investors Service, Inc. ("Fitch"), (2) unrated Municipal Obligations which, in the opinion of Nuveen Advisory, have credit characteristics equivalent to bonds rated within the four highest grades by Moody's, S&P or Fitch, and (3) temporary investments as described below, the income from which may be subject to state income tax or to both federal and state income taxes. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

  As described in the Prospectus, each Fund may invest in Municipal Obligations that constitute participations in a lease obligation or installment purchase contract obligation (hereafter collectively called "lease obligations") of a municipal authority or entity. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although nonappropriation lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. A Fund will seek to minimize the special risks associated with such securities by only investing in those nonappropriation leases where Nuveen Advisory has determined that the issuer has a strong incentive to continue making appropriations and timely payment until the security's maturity. Some lease obligations may be illiquid under certain circumstances. Lease obligations normally provide a premium interest rate which along with regular amortization of the principal may make them attractive for a portion of the assets of the Funds.

  Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

Year 2000 Issues

  The "Year 2000" problem refers to the fact that many computer programs use only the last two digits of a year, and do not recognize a year that begins with "20" instead of "19." If this problem is not corrected, computers could function improperly or not at all, which could affect the global economy. The SEC has urged securities issuers to disclose the steps they are taking to correct any Year 2000 problems.

  The Funds invest primarily in municipal securities. If municipal issuers do not correct any Year 2000 problems in a timely manner, they could experience problems in conducting their operations or in making payments on their securities, which could cause the value of these securities to decline. Municipal issuers could experience three types of Year 2000 problems. First, if an issuer's internal computer systems experience Year 2000 problems, this could disrupt an issuer's operations (such as its ability to collect local taxes or fees). Second, an issuer may rely on other parties for the payments that support its debt service, such as servicers that collect mortgage or student loan payments, and those third parties may have Year 2000 problems that interfere with their ability to forward payments to the issuer. Third, an issuer may have mechanical problems in sending payments to its securities holders.

  Nuveen Advisory is obtaining information about the Year 2000 readiness of the issuers of its portfolio securities as part of its ongoing surveillance of the creditworthiness of those issuers.

Portfolio Trading and Turnover

  The Funds will make changes in their investment portfolio from time to time in order to take advantage of opportunities in the municipal market and to limit exposure to market risk. The Funds may also engage to a limited extent in short-term trading consistent with their investment objective. Securities may be sold in anticipation of market decline or purchased in anticipation of market rise and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Nuveen Advisory believes to be a temporary disparity in the normal yield relationship between the two securities. Each Fund may make changes in its investment portfolio in order to limit its exposure to changing market conditions. Changes in a Fund's investments are known as "portfolio turnover." While it is impossible to predict future portfolio turnover rates, the annual portfolio turnover rate for each of the Funds is generally not expected to exceed 75%. However, each Fund reserves the right to make changes in its investments whenever it deems such action advisable and, therefore, a Fund's annual portfolio turnover rate may exceed 75% in particular years depending upon market conditions.

The portfolio turnover rates for the 1998 and 1999 fiscal years were:

                                                                        Fiscal
                                                                         Year
                                                                       1998 1999
                                                                       ---- ----
      Arizona Municipal Bond Fund .................................... 16%  16%
      Colorado Municipal Bond Fund ................................... 19%  23%
      Florida Municipal Bond Fund .................................... 14%  19%
      Maryland Municipal Bond Fund ...................................  7%  29%
      New Mexico Municipal Bond Fund ................................. 13%  14%
      Pennsylvania Municipal Bond Fund ............................... 20%  18%
      Virginia Municipal Bond Fund ...................................  3%  15%

When-issued Securities or Delayed-Delivery Securities

  Each Fund may purchase and sell Municipal Obligations on a when-issued or delayed-delivery basis. When-issued and delayed-delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 15-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed-delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time a Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed-delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. Likewise, at the time a Fund makes the commitment to sell a Municipal Obligation on a delayed-delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the Municipal Obligation sold pursuant to a delayed-delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Funds will maintain designated readily marketable assets at least equal in value to commitments to purchase when-issued or delayed-delivery securities, such assets to be segregated by the Custodian specifically for the settlement of such commitments. The Funds will only make commitments to purchase Municipal Obligations on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities, but the Funds reserve the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt. The Funds commonly engage in when-issued transactions in order to purchase or sell newly-issued Municipal Obligations, and may engage in delayed-delivery transactions in order to manage its operations more effectively.

Special Considerations Relating to Municipal Obligations of Designated States

  As described in the Prospectus, except for investments in temporary investments, each of the Funds will invest substantially all of its assets (at least 80%) in municipal bonds that are exempt from federal and state tax in that state ("Municipal Obligations"), generally Municipal Obligations issued in its respective state. Each Fund is therefore more susceptible to political, economic or regulatory factors adversely affecting issuers of Municipal Obligations in its state. Brief summaries of these factors are contained in the Prospectus. Set forth below is additional information that bears upon the risk of investing in Municipal Obligations issued by public authorities in the states of currently offered Funds. This information was obtained from official statements of issuers located in the respective states as well as from other publicly available official documents and statements. The Funds have not independently verified any of the information contained in such statements and documents. The information below is intended only as a general summary, and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer.

Factors Pertaining to Arizona

  Arizona's economy is primarily based on services, tourism and high technology manufacturing. However, the military, agriculture, and mining of primary metals still play a role. The State has experienced phenomenal economic and population growth recently due to an influx of businesses attracted by the State's high quality of life, educated workforce, and friendly business environment. Major employers include Intel Corp., Microchip Technology and Charles Schwab. Over the past year, the State ranked first in the nation in job growth with a 4.7% increase which created over 100,000 private sector jobs. The State's leading economic indicators suggest that the State's economic growth may continue in the near term. However, the magnitude and duration of the economic turmoil in East Asia may dampen economic growth within the state. According to 1997 estimates, approximately 44% of the State's $13.8 billion of exports were to Asian countries.

  The statewide unemployment rate was 4.7 percent, at the end of June 1999, slightly above the U.S. rate of 4.3 percent. Additionally, unemployment rates in the State's two largest metropolitan areas, Phoenix-Mesa and Tucson, were a very low 3.2 percent and 2.8 percent, respectively. Statewide personal income grew at a rate of 5.2 percent in 1998 to approximately $23,152. Retail sales in Arizona through March 1999 were up 6.3 percent from the preceeding year.

  The Arizona Constitution restricts the legislature's power to raise revenues by increasing property taxes. The State has also enacted limits on annual spending.

  The State does not issue general obligation bonds but relies on capital outlays, revenue bonds and other methods to finance projects. Each project is individually rated for its creditworthiness.


Factors Pertaining to Colorado

  Colorado's trade and service sectors represent over half of non-agricultural employment in the State's economy and have expanded in the past years. Manufacturing employment is comparatively small and continues to shrink due to the concentration in defense production. The trade and services sectors, led by a healthy tourist industry, helped pull the State out of a recession in the late 1980's which had been caused by contraction in the energy, high technology and construction industries. The State's economic activity has outpaced national growth levels. However, recent economic releases indicate a reduced growth rate but still in excess of national growth rates.

  Colorado's unemployment rate was a very low 3.8% in June 1999, below the national average of 4.3%. Per capita income grew 6.7% to $28,821 in 1998. Colorado has no outstanding general obligation debt, but outstanding lease obligations are rated A1 by Moody's and A+ by Standard and Poor's.

Factors Pertaining to Florida

  Florida is one of the nation's fastest growing states. Employment and personal income growth have outpaced the nation since 1991 and recent economic reports indicate that the State continues to experience job growth, albeit at a more moderate pace. Population growth, which reached 30% from 1980 to 1990, has slowed but remains relatively high. Florida has a diverse economy with recent growth in the insurance, banking, healthcare, construction and trade sectors helping to lessen the State's dependence on the agriculture and tourism industries.

  Florida's unemployment rate of 3.8% in July 1999 was lower than the national average of 4.3% in July 1999 and lower than the State's 4.2% rate in July 1998. Florida's 1998 per capita income of $25,922 is on a par with national averages and slightly above regional levels. Because the State's significant senior population relies more on fixed incomes than on wages, income levels in the State are generally more stable over different phases of economic cycles.

  As of August 31, 1999, Florida's general obligation debt carries ratings of AA+ by S&P, Aa2 by Moody's, and AA by Fitch. These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest.

Factors Pertaining to Maryland

  Maryland has benefited from the expansion in the national economy. The State's once sluggish economy has shown improvement, Services, wholesale and retail trade, and government account for most of the State's employment. Unlike in most states, government employment surpasses manufacturing employment in Maryland.

  The State's unemployment rate, which fell to 3.8% in July 1999 from 4.7% in July 1998, remains below the national average. Per capita income, which was $30,023 in 1998, is 113% of the national average.

  During its spring 1998 term, the Maryland legislature voted to accelerate the income tax reduction it passed in 1997; as a result, income taxes were reduced by 5% in 1998, more than the 2% reduction originally planned for 1998. The 1998 reduction is part of the total 10% reduction to the State's income tax, which is being phased in through 2002.

  Maryland's general obligation debt, which is constitutionally limited to a maximum term of 15 years, carried triple-A ratings from Moody's, Standard & Poors, and Fitch as of August 31, 1999. These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest.

Factors Pertaining to New Mexico

  New Mexico's major industries include energy, tourism, services, crafts, agribusiness, manufacturing and mining. Energy resource production, including gas and oil sales, was approximately $5.2 billion in 1997. The economy also benefits from the employment and technology base supplied by federal government scientific research facilities at Los Alamos, Albuquerque and White Sands. Finally, crop and livestock production remains diverse given the State's variety of climatic conditions and will also remain a major part of the economy.

  New Mexico's economy continues to expand and diversify away from its historic reliance on federal employment and oil and gas production by increasing growth in the services and manufacturing sectors. However, this transition has caused the State's job growth to fall below national growth levels for the past three years.

  New Mexico's unemployment rate was 7.3% in June 1999, surpassing the national average of 4.3%. At the same time, per capita income rose 3.7% in 1998 to reach $20,008.

  As of August 1999, Moody's rates the state's general obligation debt Aa1, while Standard and Poor's rates it AA+.

Factors Pertaining to Pennsylvania

  Pennsylvania's economy has improved, but growth rates remain below national average. Continued losses in the manufacturing and healthcare sectors and sluggish population and labor force growth have contributed to the below average indicators. Although growth has been slow, the Commonwealth's economy remains diverse. Employment losses in the manufacturing sector have helped reduce the Commonwealth's reliance on that economically-sensitive sector. A portion of the jobs lost have been replaced by new industries such as biotechnology, software and business services.

  The State's healthcare environment continues to be difficult, particularly in the Philadelphia and Pittsburgh metro areas. A well-publicized example of the pressures in these markets occurred in July 1998 with the bankruptcy filing by AHERF (Allegheny Health, Research, and Education Foundation) on behalf of its eight Philadelphia-area hospitals and in February 1999 with the bankruptcy filing by Delaware Medical Center. Severe pressure on managed care reimbursement and reductions in Medicare payment rates have contributed to the difficulties encountered by these and other Pennsylvania healthcare providers.

  The challenges have resulted in several downgrades to healthcare issuers, including the March 1999 downgrade by Moody's of the University of Pennsylvania Heath Services to A2 with a negative outlook from A1. Some related issuers have also suffered downgrades; the problems at UPHS contributed to Moody's March 1999 downgrade of the University of Pennsylvania to Aa3 from Aa2. Although the University's academic program has a strong student and financial base, UPHS makes up approximately 50% of the University's overall revenue base.

  Pennsylvania's unemployment rate was 4.3% in June 1999, compared with the June 1999 national rate of 4.3% and the Commonwealth's 4.6% rate in July 1998. Pennsylvania's 1998 per capita income was $26,889, approximately 102% of the national average.

  As of August 31, 1999, Pennsylvania's general obligation debt carried ratings of AA by Standard & Poor's, Aa3 by Moody's, and AA by Fitch. These rating reflect the Commonwealth's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest.

Factors Pertaining to Virginia

  Like the U.S. economy, the Virginia economy is broad-based and composed of several distinct regions. The Commonwealth's economy nearly mirrors the U.S. economy with the services, trade, government, and manufacturing sectors supplying a significant portion of employment. Recent employment losses in the federal government, manufacturing, and mining sectors have been offset by employment growth in other sectors, including high technology. The federal government remains an important employer and has a greater impact on the Commonwealth than it has on most other states.

  Virginia's unemployment rate was a low 2.7% in July 1999, below the national average of 4.3% in July 1999 and down slightly from the Commonwealth's July 1998 rate of 2.8%. At $27,489 in 1998, per capita income remains above the U.S. average.

  As of August 31, 1999, Moody's, Standard & Poor's, and Fitch each rated the Commonwealth AAA. These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt Securities in which the fund may invest.

Hedging and Other Defensive Actions

  Each Fund may periodically engage in hedging transactions. Hedging is a term used for various methods of seeking to preserve portfolio capital value of offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to interest rate fluctuations by investment in financial futures and index futures as well as related put and call options on such instruments. Both parties entering into an index or financial futures contract are required to post an initial deposit of 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. Each Fund will only sell covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.

  These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by a Fund may be greater than gains in the value of the securities in such series, portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, a Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential daily deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders.

  No Fund will make any investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits would exceed 5% of such series' net assets. Each series will invest in these instruments only in markets believed by the investment adviser to be active and sufficiently liquid. For further information regarding these investment strategies and risks presented thereby, see Appendix B to this Statement of Additional Information.

  Each Fund reserves the right for liquidity or defensive purposes (such as thinness in the market for municipal securities or an expected substantial decline in value of long-term obligations), to temporarily invest up to 20% of its assets in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, including up to 5% in adequately collateralized repurchase agreements relating thereto. Interest on each instrument is taxable for Federal income tax purposes and would reduce the amount of tax-free interest payable to shareholders.

Short-Term Securities

  The Prospectus discusses briefly the ability of the Funds to invest a portion of their assets in federally tax-exempt or taxable short-term securities ("temporary investments"). Temporary investments will not exceed 20% of a Fund's assets except when made for defensive purposes. The Funds will invest only in taxable temporary investments that are either U.S. Government securities or are rated within the highest grade by Moody's, S&P, or Fitch and mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

  The Funds may invest in the following federally tax-exempt temporary investments:

    Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

    Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

    Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

    Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

    Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

    Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

  Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed, but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

  While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

  The Funds may also invest in the following taxable temporary investments:

    U.S. Government Direct Obligations are issued by the United States Treasury and include bills, notes and bonds.
    --Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

    --Treasury notes are longer-term interest bearing obligations with original maturities of one to seven years.

    --Treasury bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

  U.S. Government Agencies Securities--Certain federal agencies have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury. There can be no assurance that the United States Government itself will pay interest and principal on securities as to which it is not legally so obligated.

  Certificates of Deposit (CDs)--A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Fund will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

  Commercial Paper--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.

  Other Corporate Obligations--The Funds may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than one year remaining until maturity or if they carry a variable or floating rate of interest.

  Repurchase Agreements--A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government or Municipal Obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during a Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Funds will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opinion of Nuveen Advisory present minimal credit risk. The risk to the Funds is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but a Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. Nuveen Advisory will monitor the value of collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon price. In the event the value of the collateral declined below the repurchase price, Nuveen Advisory will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price. Each of the Funds will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

MANAGEMENT

  The management of the Trust, including general supervision of the duties performed for the Funds under the Investment Management Agreement, is the responsibility of its Board of Trustees. The Trust currently has seven trustees, one of whom is an "interested person" (as the term "interested person" is defined in the Investment Company Act of 1940) and six of whom are "disinterested persons." The names and business addresses of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth below, with those trustees who are "interested persons" of the Trust indicated by an asterisk.

                                     Positions
                          Date of   and Offices            Principal Occupations
 Name and Address          Birth    with Trust             During Past Five Years
 ----------------         -------   -----------            ----------------------
 Timothy R. Schwertfeger* 3/28/49 Chairman of the Chairman since July 1, 1996 of The John
  333 West Wacker Drive            Board and       Nuveen Company, John Nuveen & Co.
  Chicago, IL 60606                President and   Incorporated, Nuveen Advisory Corp.
                                   Trustee         and Nuveen Institutional Advisory
                                                   Corp.; prior thereto Executive Vice
                                                   President and Director of The John
                                                   Nuveen Company, John Nuveen & Co.
                                                   Incorporated, Director of Nuveen
                                                   Advisory Corp. (since 1992) and Nuveen
                                                   Institutional Advisory Corp.; Chairman
                                                   and Director (since January 1997) of
                                                   Nuveen Asset Management, Inc.;
                                                   Director (since 1996) of Institutional
                                                   Capital Corporation; Chairman and
                                                   Director of Rittenhouse Financial
                                                   Services Inc. (since 1999).
 Robert P. Bremner        8/22/40 Trustee         Private Investor and Management
  3725 Huntington                                  Consultant.
  Street, N.W.
  Washington, D.C. 20015
 Lawrence H. Brown        7/29/34 Trustee         Retired (August 1989) as Senior Vice
  201 Michigan Avenue                              President of The Northern Trust
  Highwood, IL 60040                               Company.
 Anne E. Impellizzeri     1/26/33 Trustee         President and Chief Executive Officer
  5 Peter Cooper Rd.                               of Blanton-Peale Institutes of
  New York, NY 10010                               Religion and Health (since December
                                                   1990).
 Peter R. Sawers          4/3/33  Trustee         Adjunct Professor of Business and
  22 The Landmark                                  Economics, University of Dubuque,
  Northfield, IL 60093                             Iowa; Adjunct Professor, Lake Forest
                                                   Graduate School of Management, Lake
                                                   Forest, Illinois.

                                         Positions
                            Date of     and Offices              Principal Occupations
 Name and Address            Birth       with Trust              During Past Five Years
 ----------------           -------     -----------              ----------------------
 William J. Schneider       9/24/44  Trustee            Senior Partner and Chief Operating
  4000 Miller-Valentine Ct.                              Officer, Miller-Valentine Partners;
  P.O. Box 744                                           Vice President, Miller-Valentine
  Dayton, OH 45401                                       Group, a development and contract
                                                         company; Member Community Advisory
                                                         Board, National City Bank, Dayton,
                                                         Ohio.
 Judith M. Stockdale        12/29/47 Trustee            Executive Director, Gaylord and Dorothy
  35 East Wacker Dr.                                     Donnelley Foundation (since 1994);
  Suite 2600                                             prior thereto, Executive Director,
  Chicago, IL 60601                                      Great Lakes Protection Fund (from 1990
                                                         to 1994).
 Alan G. Berkshire          12/28/60 Vice President     Vice President and General Counsel
  333 West Wacker Drive               and Assistant      (since September 1997) and Secretary
  Chicago IL 60606                    Secretary          (since May 1998) of The John Nuveen
                                                         Company, John Nuveen & Co.
                                                         Incorporated; Vice President (since
                                                         September 1997) and Assistant
                                                         Secretary (since July 1999) of Nuveen
                                                         Advisory Corp. and Nuveen
                                                         Institutional Advisory Corp., prior
                                                         thereto, Partner in the law firm of
                                                         Kirkland & Ellis.
 Peter H. D'Arrigo          11/28/67 Vice President     Vice President of John Nuveen & Co.
  333 West Wacker Drive               and Treasurer      Incorporated (since January 1999),
  Chicago, IL 60606                                      prior thereto, Assistant Vice
                                                         President (from January 1997);
                                                         formerly, Associate of John Nuveen &
                                                         Co. Incorporated; Chartered Financial
                                                         Analyst.
 Michael S. Davern          6/26/57  Vice President     Vice President of Nuveen Advisory Corp.
  333 W. Wacker                                          (since January 1997); prior thereto,
  Chicago IL 60606                                       Vice President and Portfolio Manager
                                                         (since September 1991) of Flagship
                                                         Financial.
 Lorna C. Ferguson          10/24/45 Vice President     Vice President of John Nuveen & Co.
  333 West Wacker Drive                                  Incorporated; Vice President (since
  Chicago, IL 60606                                      January 1998) of Nuveen Advisory Corp.
                                                         and Nuveen Institutional Advisory
                                                         Corp.
 William M. Fitzgerald       3/2/64  Vice President     Vice President of Nuveen Advisory Corp.
  333 West Wacker Drive                                  (since December 1995); Assistant Vice
  Chicago, IL 60606                                      President of Nuveen Advisory Corp.
                                                         (from September 1992 to December
                                                         1995), prior thereto Assistant
                                                         Portfolio Manager of Nuveen Advisory
                                                         Corp. (from June 1988 to September
                                                         1992).
 Stephen D. Foy             5/31/54  Vice President and Vice President of John Nuveen & Co.
  333 West Wacker Drive               Controller         Incorporated and (since May 1998) The
  Chicago, IL 60606                                      John Nuveen Company; Certified Public
                                                         Accountant.

                                   Positions
                         Date of  and Offices            Principal Occupations
 Name and Address         Birth    with Trust            During Past Five Years
 ----------------        -------  -----------            ----------------------
 J. Thomas Futrell       7/5/55  Vice President Vice President of Nuveen Advisory
  333 West Wacker Drive                          Corp.; Chartered Financial Analyst.
  Chicago, IL 60606
 Richard A. Huber        3/26/63 Vice President Vice President of Nuveen Institutional
  333 West Wacker Drive                          Advisory Corp. (since March 1998) and
  Chicago, IL 60606                              Nuveen Advisory Corp. (since January
                                                 1997); prior thereto, Vice President
                                                 and Portfolio Manager of Flagship
                                                 Financial.
 Steven J. Krupa         8/21/57 Vice President Vice President of Nuveen Advisory Corp.
  333 West Wacker Drive
  Chicago, IL 60606
 Larry W. Martin         7/27/51 Vice President Vice President, Assistant Secretary and
  333 West Wacker Drive           and Assistant  Assistant General Counsel of John
  Chicago, IL 60606               Secretary      Nuveen & Co. Incorporated; Vice
                                                 President and Assistant Secretary of
                                                 Nuveen Advisory Corp.; Vice President
                                                 and Assistant Secretary of Nuveen
                                                 Institutional Advisory Corp.;
                                                 Assistant Secretary of The John Nuveen
                                                 Company and (since January 1997)
                                                 Nuveen Asset Management Inc.
 Edward F. Neild, IV     7/7/65  Vice President Vice President (since September 1996),
  333 West Wacker Drive                          previously Assistant Vice President of
  Chicago, IL 60606                              Nuveen Advisory Corp., Portfolio
                                                 Manager prior thereto; Vice President
                                                 (since September 1996), previously
                                                 Assistant Vice President (since May
                                                 1995) of Nuveen Institutional Advisory
                                                 Corp., Portfolio Manager prior
                                                 thereto; Chartered Financial Analyst.
 Stephen S. Peterson     9/20/57 Vice President Vice President (since September 1997),
  333 West Wacker Drive                          previously Assistant Vice President
  Chicago, IL 60606                              (since September 1996) of Nuveen
                                                 Advisory Corp., Portfolio Manager
                                                 prior thereto.
 Stuart W. Rogers        5/1/56  Vice President Vice President of John Nuveen & Co.
  333 West Wacker Drive                          Incorporated.
  Chicago, IL 60606
 Thomas C. Spalding, Jr. 7/31/51 Vice President Vice President of Nuveen Advisory Corp.
  333 West Wacker Drive                          and Nuveen Institutional Advisory
  Chicago, IL 60606                              Corp.; Chartered Financial Analyst.
 Gifford R. Zimmerman    9/9/56  Vice President Vice President, Secretary and Associate
  333 West Wacker Drive           and Secretary  General Counsel, formerly Assistant
  Chicago, IL 60606                              General Counsel, of John Nuveen & Co.
                                                 Incorporated; Vice President and
                                                 Secretary (since July 1999) of Nuveen
                                                 Advisory Corp. and Nuveen
                                                 Institutional Advisory Corp.;
                                                 Assistant Secretary of The John Nuveen
                                                 Company.

  Peter Sawers and Timothy Schwertfeger serve as members of the Executive Committee of the Board of Trustees. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

  The trustees of the Trust are also directors or trustees, as the case may be, of 37 Nuveen open-end funds and 54 Nuveen closed-end funds advised by Nuveen Advisory Corp. None of the independent trustees has ever been a director, officer, or employee of, or a consultant to, Nuveen Advisory, Nuveen or their affiliates.

  The following table sets forth compensation paid by the Trust to each of the trustees of the Trust and the total compensation paid to each trustee during the fiscal year ended May 31, 1999 The Trust has no retirement or pension plans. The officers and trustees affiliated with Nuveen serve without any compensation from the Trust.

                                                                     Total
                                                   Aggregate      Compensation
                                                 Compensation    From Trust and
                                                from the Series   Fund Complex
      Name of Trustee                            of this Trust  Paid to Trustees
      ---------------                           --------------- ----------------
      Robert P. Bremner (1)....................     $3,404          $73,000
      Lawrence H. Brown........................     $3,673          $80,000
      Anne E. Impellizzeri (2).................     $3,404          $73,000
      Peter R. Sawers (3)......................     $3,416          $73,750
      William J. Schneider (4).................     $3,404          $73,000
      Judith M. Stockdale (5)..................     $3,404          $73,500

--------



(1) Pursuant to a deferred compensation agreement with the Trust, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. Total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Trust is $43.

(2) Pursuant to a deferred compensation agreement with the Trust, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. Total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Trust is $286.

(3) Pursuant to a deferred compensation agreement with the Trust, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. Total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Trust is $290.

(4) Pursuant to a deferred compensation agreement with the Trust, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. Total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Trust is $286.

(5) Pursuant to a deferred compensation agreement with the Trust, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. Total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Trust is $72.

  Each trustee who is not affiliated with Nuveen or Nuveen Advisory receives a fee. The Trust requires no employees other than its officers, all of whom are compensated by Nuveen.

  The officers and directors of each Fund, in the aggregate, own less than 1% of the shares of the Fund.

  The following table sets forth the percentage ownership of each person, who, as of September 8, 1999, owns of record, or is known by Registrant to own of record or beneficially 5% or more of any class of a Fund's shares.

                                                                   Percentage
Name of Fund and Class      Name and Address of Owner             of Ownership
----------------------      -------------------------             ------------
Nuveen Flagship Arizona
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    21.35%
 Class A Shares............ for the sole benefit of its customers
                            Attn: Fund Admin. / 97E76
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen Flagship Arizona
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    36.30
 Class B Shares............ for the sole benefit of its customers
                            Attn: Fund Admin. / 97ND2
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen Flagship Arizona
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    31.10
 Class C Shares............ for the sole benefit of its customers
                            Attn: Fund Admin. / 97GX6
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484
                            Banc of America                           7.54
                            747-04209-15
                            Attn: Mutual Funds 4th Floor
                            600 Montgomery Street
                            San Francisco, CA 9411
Nuveen Flagship Arizona
 Municipal Bond Fund        Horace M. Wade                            6.02
 Class R Shares............ and Christine M. Wade Trust
                            Wade Liv Trust U-A DTD 04-13-98
                            4980 N. Calle Bujia
                            Tucson, AZ 85718-6155
Nuveen Flagship Colorado
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    24.40
 Class A Shares............ for the sole benefit of its customers
                            Attn: Fund Admin. / 97IX9
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen Flagship Colorado
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    15.70
 Class B Shares............ for the sole benefit of its customers
                            Attn: Fund Admin. / 97NC0
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484

                                                                     Percentage
Name of Fund and Class        Name and Address of Owner             of Ownership
----------------------        -------------------------             ------------
                              U S Bancorp Investments                   5.95%
                              FBO 180124921
                              100 South Fifth Street Suite 1400
                              Minneapolis, MN 55402-1217
                              Chester Shellhammer                       5.74
                              8554 Hwy. 550
                              Durango, CO 81301-7833
                              B.H.C Securities Inc.                     5.10
                              FAO 86805003
                              One Commerce Square
                              2005 Market Street Suite 1200
                              Philadelphia, PA 19103
                              PaineWebber for the benefit of            5.02
                              Angelo M. Franco
                              1167 Pintail Ct.
                              Boulder, CO 80303-1466
Nuveen Flagship Colorado
 Municipal Bond Fund Class C  Merrill Lynch, Pierce, Fenner & Smith    42.52
 Shares.....................  for the sole benefit of its customers
                              Attn: Fund Admin. / 97ND9
                              4800 Deer Lake Dr. E. Fl 3
                              Jacksonville, FL 32246-6484
                              PaineWebber for the benefit of            7.54
                              Robert D. Bliss Elnora D.
                              Irrev Trust No 1 DTD 6-29-99
                              P.O. Box 816
                              Greeley, CO 80632-0816
                              Edmond J. Mueller                         7.50
                              Neoma A. Mueller
                              Mueller Family Trust
                              5035 McIntyre St.
                              Golden, CO 80403-1739
                              Salomon Smith Barney Inc.                 5.97
                              00163410967
                              333 West 37th St.--3rd Floor
                              New York, NY 10001
Nuveen Flagship Colorado
 Municipal Bond Fund Class R  Raymond Munyon                           34.23
 Shares.....................  Lisa Ann Munyon & Renee L. Miller TRS
                              Munyon Family Irrevocable Trust
                              7650 Kline Dr.
                              Arvada, CO 80005-3776

                                                                   Percentage
Name of Fund and Class      Name and Address of Owner             of Ownership
----------------------      -------------------------             ------------
                            Homer U. VanHooser                       20.30%
                            250 Bennington Dr.
                            Colorado Springs, CO 80906-3355
                            Joseph N. Emmons                         12.91
                            2428 Virgo Dr.
                            Colorado Spgs, CO 80906-1048
                            Harold M. Gott                           11.70
                            P.O. Box. 1929
                            Montrose, CO 81402-1929
                            James E. Maly                             5.96
                            Carole P. Maly CO-TTEES
                            3370 W. Woodmen Road
                            Colorado Spgs, CO 80919-4507
Nuveen Flagship Florida
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    40.30
 Class A Shares............ for the sole benefit of its customers
                            Attn: Fund Admin. / 97E80
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen Flagship Florida
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    44.31
 Class B Shares............ for the sole benefit of its customers
                            Attn: Fund Admin. / 97ND3
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen Flagship Florida
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    66.80
 Class C Shares............ for the sole benefit of its customers
                            Attn: Fund Admin. / 97GX3
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen Flagship Maryland
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith     9.12
 Class A Shares............ for the sole benefit of its customers
                            Attn: Fund Admin. / 97E83
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen Flagship Maryland
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    28.98
 Class B Shares............ for the sole benefit of its customers
                            Attn: Fund Admn. / 97NB4
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484

                                                                     Percentage
Name of Fund and Class        Name and Address of Owner             of Ownership
----------------------        -------------------------             ------------
Nuveen Flagship Maryland
 Municipal Bond Fund          Merrill Lynch, Pierce, Fenner & Smith    17.73%
 Class C Shares.............  for the benefit of its customers
                              Attn: Fund Admn. / 97GX7
                              4800 Deer Lake Dr. E. Fl 3
                              Jacksonville, FL 32246-6484
                              Jessie L. & John L. Daniels              11.18
                              & Diane D. Cole & Lynne D. Mella TRS
                              Jessie L. Daniels Trust
                              U/A 12/21/92
                              9039 Rouen Ln.
                              Potomac, MD 20854-3135
                              Loyd B. Hopkins                           5.08
                              23 E. Patrick St.
                              Frederick, MD 21701
Nuveen Flagship Maryland
 Municipal Bond Fund          Merrill Lynch, Pierce, Fenner & Smith     7.35
 Class R Shares.............  for the sole benefit of its customers
                              Attn: Fund Admn. / 979D5
                              4800 Deer Lake Dr. E. Fl 3
                              Jacksonville, FL 32246-6484
Nuveen Flagship New Mexico
 Municipal Bond Fund          Merrill Lynch, Pierce, Fenner & Smith    31.70
 Class A Shares.............  for the sole benefit of its customers
                              Attn: Fund Admin. / 97AF5
                              4800 Deer Lake Dr. E. Fl 3
                              Jacksonville, FL 32246-6484
Nuveen Flagship New Mexico
 Municipal Bond Fund Class B  Merrill Lynch, Pierce, Fenner & Smith    13.31
 Shares.....................  for the sole benefit of its customers
                              Attn: Fund Admin. / 97NC7
                              4800 Deer Lake Dr. E. Fl 3
                              Jacksonville, FL 32246-6484
                              NFSC Febo 0C8-827983                      7.55
                              Dorothy Tiramani
                              6100 Cortaderia NE Apt. 4013
                              Albuquerque, NM 87111-8012
                              PaineWebber for the benefit of            5.05
                              Catherine W. MacDonald TTEE
                              Catherine W. MacDonald
                              2600 Barracks Rd. #480
                              Charlottesville, VA 22901-2197

                                                                     Percentage
Name of Fund and Class        Name and Address of Owner             of Ownership
----------------------        -------------------------             ------------
Nuveen Flagship New Mexico
 Municipal Bond Fund Class C  Raymond James & Assoc. Inc.              19.30%
 Shares.....................  for Elite Acct. 50094911 FAO
                              Ann M. Gebhart TTEE
                              UA DTD 9-27-88 AM
                              1421 Pinnacle View Dr. NE
                              Albuquerque, NM 87112-6558
                              Anthony G. Hillerman                     15.65
                              Marie E. Hillerman CO-TTEES
                              UA DTD 02-22-90
                              Anthony G. Marie E. Hillerman
                              Rev TR Hillerman, RV TR
                              1632 Francisca Rd.
                              Albuquerque, NM 87107-7118
                              Raymond James & Assoc. Inc.               7.25
                              for Elite Acct. 50152500
                              Sole Separate Property
                              11108 Double Eagle NE
                              Albuquerque, NM 87111-6561
Nuveen Flagship New Mexico
 Municipal Bond Fund Class R  Mary Swickard                            62.50
 Shares.....................  84 Barcelona Ave.
                              Los Alamos, NM 87544-3428
                              Cecil E. McClelland                      28.85
                              5916 Inverness Dr.
                              Farmington, NM 87402-5071
                              Herschel W. Rogers                        8.65
                              Rosemary E. Rogers Trs
                              H.W. & R.E. Rogers Rev. Trust
                              4509 Acapulco Dr.
                              Albuquerque, NM 87111-2813
Nuveen Flagship Pennsylvania
 Municipal Bond Fund Class A  Merrill Lynch, Pierce, Fenner & Smith    40.70
 Shares.....................  for the sole benefit of its customers
                              Attn: Fund Admin. / 97E74
                              4800 Deer Lake Dr. E. Fl 3
                              Jacksonville, FL 32246-6484
Nuveen Flagship Pennsylvania
 Municipal Bond Fund Class B  Merrill Lynch, Pierce, Fenner & Smith    42.83
 Shares.....................  for the sole benefit of its customers
                              Attn: Fund Admin. / 97ND6
                              4800 Deer Lake Dr. E. Fl 3
                              Jacksonville, FL 32246-6484

                                                                     Percentage
Name of Fund and Class        Name and Address of Owner             of Ownership
----------------------        -------------------------             ------------
Nuveen Flagship Pennsylvania
 Municipal Bond Fund Class C  Merrill Lynch, Pierce, Fenner & Smith    72.27%
 Shares.....................  for the sole benefit of its customers
                              Attn: Fund Admin. / 97GX4
                              4800 Deer Lake Dr. E. Fl 3
                              Jacksonville, FL 32246-6484
Nuveen Flagship Virginia
 Municipal Bond Fund          Merrill Lynch, Pierce, Fenner & Smith    28.80
 Class A Shares.............  for the sole benefit of its customers
                              Attn: Fund Admin. / 97E81
                              4800 Deer Lake Dr. E. Fl 3
                              Jacksonville, FL 32246-6484
Nuveen Flagship Virginia
 Municipal Bond Fund          Merrill Lynch, Pierce, Fenner & Smith    30.82
 Class B Shares.............  for the sole benefit of its customers
                              Attn: Fund Admin. / 97ND7
                              4800 Deer Lake Dr. E. Fl 3
                              Jacksonville, FL 32246-6484
Nuveen Flagship Virginia
 Municipal Bond Fund          Merrill Lynch, Pierce, Fenner & Smith    54.07
 Class C Shares.............  for the sole benefit of its customers
                              Attn: Fund Admin. / 97GX2
                              4800 Deer Lake Dr. E. Fl 3
                              Jacksonville, FL 32246-6484
Nuveen Flagship Virginia
 Municipal Bond Fund          Merrill Lynch, Pierce, Fenner & Smith     5.07
 Class R Shares.............  for the sole benefit of its customers
                              Attn: Fund Admin. / 979D8
                              4800 Deer Lake Dr. E. Fl 3
                              Jacksonville, FL 32246-6484

INVESTMENT ADVISER AND INVESTMENT MANAGEMENT AGREEMENT

  Nuveen Advisory Corp. acts as investment adviser for and manages the investment and reinvestment of the assets of each of the Funds. Nuveen Advisory also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. See "Fund Service Providers" in the Prospectus.

  Pursuant to an investment management agreement between Nuveen Advisory and the Trust, each of the Funds has agreed to pay an annual management fee at the rates set forth below:

Average Daily Net Assets                                          Management Fee
------------------------                                          --------------
For the first $125 million.......................................  .5500 of 1%
For the next $125 million........................................  .5375 of 1%
For the next $250 million........................................  .5250 of 1%
For the next $500 million........................................  .5125 of 1%
For the next $1 billion..........................................  .5000 of 1%
For net assets over $2 billion...................................  .4750 of 1%

  For the Maryland Fund, Nuveen Advisory has voluntarily agreed through July 31, 1999 to waive fees or reimburse expenses so that the total operating expenses (not counting distribution and service fees) for the fund do not exceed 0.75% of average daily net assets.

  For the last three fiscal years, the Funds paid net management fees to Nuveen Advisory as follows:

                            Management Fees Net of     Fee Waivers and Expense
                           Expense Reimbursement Paid       Reimbursements
                              for the Year Ended          For the Year Ended
                         ----------------------------- ------------------------
                         5/31/97*   5/31/98   5/31/99  5/31/97* 5/31/98 5/31/99
                         --------- --------- --------- -------- ------- -------
Maryland Municipal Bond
 Fund...................  $332,471   313,921   347,750  81,437   36,658  47,257
Arizona Municipal Bond
 Fund...................   277,387   493,414   540,464 190,556  108,424 113,607
Colorado Municipal Bond
 Fund...................    24,740   195,474   213,775 142,072    3,777  33,939
Florida Municipal Bond
 Fund................... 1,238,874 1,936,305 2,027,580 448,690      --      --
New Mexico Municipal
 Bond Fund..............   109,772   217,776   299,800 155,889   79,556  36,645
Pennsylvania Municipal
 Bond Fund..............   101,030   268,015   446,415 277,221  440,918 361,812
Virginia Municipal Bond
 Fund...................   404,706   786,826 1,123,893 374,624  316,199  71,949

--------

*For the sixteen month period ended May 31, 1997.

  In addition to the management fee of Nuveen Advisory, each Fund pays all other costs and expenses of its operations and a portion of the Trust's general administrative expenses allocated in proportion to the net assets of each Fund.

  Nuveen Advisory is a wholly owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"), the Funds' principal underwriter. Nuveen is sponsor of the Nuveen Defined Portfolios, and is the principal underwriter for the Nuveen Mutual Funds, and has served as a co-managing underwriter for the shares of the Nuveen Exchange-Traded Funds. Over 1,300,000 individuals have invested to date in Nuveen's funds and Defined Portfolios. Founded in 1898, Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota and is principally engaged in providing property-liability insurance through subsidiaries. Effective January 1, 1997, The John Nuveen Company acquired Flagship Resources Inc., and as part of that acquisition, Flagship Financial, the adviser to the Flagship Funds, was merged with Nuveen Advisory.

  The Funds, the other Nuveen funds, Nuveen Advisory, and other related entities have adopted a code of ethics which essentially prohibits all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of, a Fund's anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

PORTFOLIO TRANSACTIONS

  Nuveen Advisory is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' securities business, the negotiation of the prices to be paid for principal trades and the allocation of its transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the Investment Company Act of 1940.

  The Funds expect that substantially all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, do not expect to pay any brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. Given the best price and execution obtainable, it will be the practice of the Funds to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Advisory. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Advisory's own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Advisory's expenses. While Nuveen Advisory will be primarily responsible for the placement of the business of the Funds, the policies and practices of Nuveen Advisory in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.

  Nuveen Advisory reserves the right to, and does, manage other investment accounts and investment companies for other clients, which may have investment objectives similar to the Funds. Subject to applicable laws and regulations, Nuveen Advisory will attempt to allocate equitably portfolio transactions among the Funds and the portfolios of its other clients purchasing or selling securities whenever decisions are made to purchase or sell securities by a Fund and one or more of such other clients simultaneously. In making such allocations the main factors to be considered will be the respective investment objectives of the Fund and such other clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other clients, the size of investment commitments generally held by the Fund and such other clients and opinions of the persons responsible for recommending investments to the Fund and such other clients. While this procedure could have a detrimental effect on the price or amount of the securities available to the Funds from time to time, it is the opinion of the Board of Trustees that the benefits available from Nuveen Advisory's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

  Under the Investment Company Act of 1940, the Funds may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of an issue of Municipal Obligations purchased by a Fund, the amount of Municipal Obligations which may be purchased in any one issue and the assets of a Fund which may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

NET ASSET VALUE

  As stated in the Prospectus, the net asset value of the shares of the Funds will be determined separately for each class of the Fund's shares by The Chase Manhattan Bank, the Funds' custodian, as of the close of trading (normally 4:00 p.m. Eastern Time) on each day on which the New York Stock Exchange (the "Exchange") is normally open for trading. The Exchange is not open for trading on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a class of shares of a Fund will be computed by dividing the market value of the Fund's assets attributable to the class, less the liabilities attributable to the class, by the number of shares of the class outstanding.

  In determining net asset value for the Funds, the Funds' custodian utilizes the valuations of portfolio securities furnished by a pricing service approved by the trustees. Securities for which quotations are not readily available (which constitute a majority of the securities held by the Funds) are valued at fair value as determined by the pricing service using methods which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.

TAX MATTERS

Federal Income Tax Matters

  The following discussion of federal income tax matters is based upon the advice of Morgan, Lewis & Bockius LLP, counsel to the Trust.

  Each Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, a Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, a Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options and futures) derived with respect to its business of investing in such stock or securities (the "90% gross income test"). Second, a Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of a Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses.

  As a regulated investment company, a Fund will not be subject to federal income tax in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). A Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its short-term capital loss). However, if a Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any capital gain, such Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by such Fund against their federal income tax liabilities if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law the difference between the amount of the includible gain and the tax deemed paid by the shareholder in respect of such shares. Each Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income and net capital gain.

  Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been incurred in the succeeding year.

  Each Fund also intends to satisfy conditions (including requirements as to the proportion of its assets invested in Municipal Obligations) that will enable it to designate distributions from the interest income generated by investments in Municipal Obligations, which is exempt from regular federal income tax when received by such Fund, as exempt-interest dividends. Shareholders receiving exempt-interest dividends will not be subject to regular federal income tax on the amount of such dividends. Insurance proceeds received by a Fund under any insurance policies in respect of scheduled interest payments on defaulted Municipal Obligations will be excludable from federal gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the insurer representing interest on "non-appropriation" lease obligations will be excludable from gross income for federal income tax purposes.

  Distributions by a Fund of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. Government, its agencies and instrumentalities) and net short-term capital gains realized by a Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. If a Fund purchases a Municipal Obligation at a market discount, any gain realized by the Fund upon sale or redemption of the Municipal Obligation will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as capital gains. Any net long-term capital gains realized by a Fund and distributed to shareholders in cash or additional shares, will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of a Fund. Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

  If a Fund has both tax-exempt and taxable income, it will use the "average annual" method for determining the designated percentage that is taxable income and designate the use of such method within 60 days after the end of the Fund's taxable year. Under this method, one designated percentage is applied uniformly to all distributions made during the Fund's taxable year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

  If a Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer a Fund's losses, cause adjustments in the holding periods of a Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

  Because the taxable portion of a Fund's investment income consists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, is expected to qualify under the Internal Revenue Code for the dividends received deductions for corporations.

  Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Fund (and received by the shareholders) on December 31.

  The redemption or exchange of the shares of a Fund normally will result in capital gain or loss to the shareholders. Generally, a shareholder's gain or loss will be long-term gain or loss if the shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed at a maximum marginal rate of 28%, while short-term capital gains and other ordinary income will be taxed at a maximum marginal rate of 39.6%. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate may be higher in certain circumstances.

  All or a portion of a sales charge paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of a Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Moreover, losses recognized by a shareholder on the redemption or exchange of shares of a Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distributions of long-term capital gains made with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of a Fund if the shareholder purchases other shares of such Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

  It may not be advantageous from a tax perspective for shareholders to redeem or exchange shares after tax-exempt income has accrued but before the record date for the exempt-interest dividend representing the distribution of such income. Because such accrued tax-exempt income is included in the net asset value per share (which equals the redemption or exchange value), such a redemption could result in treatment of the portion of the sales or redemption proceeds equal to the accrued tax-exempt interest as taxable gain (to the extent the redemption or exchange price exceeds the shareholder's tax basis in the shares disposed of) rather than tax-exempt interest.

  In order to avoid a 4% federal excise tax, a Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which such Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Funds intend to make timely distributions in compliance with these requirements and consequently it is anticipated that they generally will not be required to pay the excise tax.

  If in any year a Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year (other than interest income from Municipal Obligations), and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's available earnings and profits.

  Because the Funds may invest in private activity bonds, the interest on which is not federally tax-exempt to persons who are "substantial users" of the facilities financed by such bonds or "related persons" of such "substantial users," the Funds may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. For additional information, investors should consult their tax advisers before investing in a Fund.

  Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain Municipal Obligations, such as bonds issued to make loans for housing purposes or to private entities (but not for certain tax-exempt organizations such as universities and non-profit hospitals), is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that a Fund receives income from Municipal Obligations subject to the alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the alternative minimum tax regime. The Funds will annually supply shareholders with a report indicating the percentage of Fund income attributable to Municipal Obligations subject to the federal alternative minimum tax.

  In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all distributions by the Funds that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

  Tax-exempt income, including exempt-interest dividends paid by a Fund, will be added to the taxable income of individuals receiving social security or railroad retirement benefits in determining whether a portion of that benefit will be subject to federal income tax.

  The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of any Fund is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

  The Funds are required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to the Funds their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.

  The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Funds and the income tax consequences to their shareholders.

State Tax Matters

  The discussion of tax treatment is based on the assumptions that the Funds will qualify under Subchapter M of the Code as regulated investment companies and as qualified investment funds under applicable state law, that they will satisfy the conditions which will cause distributions to qualify as exempt-interest dividends to shareholders when distributed as intended, and that each Fund will distribute all interest and dividends it receives to its shareholders. Unless otherwise noted, shareholders in each Fund will not be subject to state income taxation on distributions that are attributable to interest earned on the municipal obligations issued by that state or its subdivisions, or on obligations of the United States. Shareholders generally will be required to include capital gain distributions in their income for state tax purposes. The tax discussion summarizes general state tax laws which are currently in effect and are subject to change by legislative or administrative action; any such changes may be retroactive with respect to the applicable Fund's transactions. Investors should consult a tax adviser for more detailed information about state taxes to which they may be subject.

Maryland

  The following is a general, abbreviated summary of certain provisions of the applicable Maryland tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Maryland Fund. This summary does not address the taxation of other shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Maryland Fund transactions.

  The following is based on the assumptions that the Maryland Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Maryland Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Maryland Fund's shareholders.

  The Maryland Fund will be subject to the Maryland corporate income tax only if it has a sufficient nexus with Maryland. If it is subject to the Maryland corporate income tax, it does not expect to pay a material amount of such tax.

  Distributions by the Maryland Fund that are attributable to interest on or gain from the sale or exchange of any obligation of Maryland or its political subdivisions ("Maryland Obligations") or any obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law ("Federal Obligations") will not be subject to the Maryland individual income tax or the Maryland corporate income tax. All remaining distributions to shareholders will be subject to the Maryland individual and corporate income taxes, and in the case of individuals, will be subject to local taxes as well.

  Gain on the sale, exchange, or other disposition of shares of the Maryland Fund will be subject to the Maryland individual and corporate income taxes, and in the case of individuals, will be subject to local taxes as well.

  Shares of the Maryland Fund may be subject to the Maryland estate tax if owned by a Maryland decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning Maryland state and local tax matters.

Arizona

  The following is a general, abbreviated summary of certain provisions of the applicable Arizona tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Arizona Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Arizona Fund transactions.

  The following is based on the assumptions that the Arizona Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will be registered as a diversified management company under (S)5 of the Federal Investment Company Act of 1940, that it will satisfy the conditions which will cause Arizona Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Arizona Fund's shareholders.

  The Arizona Fund is not subject to the Arizona corporate income tax.

  Distributions by the Arizona Fund that are attributable to interest on any obligation of Arizona and its political subdivisions or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the Arizona individual and corporate income taxes. All remaining distributions, including distributions attributable to capital gains, will be subject to the Arizona individual and corporate income taxes.

  Gain on the sale, exchange, or other disposition of shares of the Arizona Fund will be subject to the Arizona individual and corporate income taxes.

  Shares of the Arizona Fund may be subject to the Arizona estate tax if owned by an Arizona decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning Arizona state and local tax matters.

Colorado

  The following is a general, abbreviated summary of certain provisions of the applicable Colorado tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Colorado Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Colorado Fund transactions.

  The following is based on the assumptions that the Colorado Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Colorado Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Colorado Fund's shareholders.

  The Colorado Fund will be subject to the Colorado corporate income tax only if it has a sufficient nexus with Colorado. If it is subject to the Colorado corporate income tax, it does not expect to pay a material amount of such tax.

  Distributions by the Colorado Fund that are attributable to interest earned on any obligation of Colorado and its political subdivisions issued on or after May 1, 1980 and certain such obligations issued before May 1, 1980 or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the Colorado corporate income tax. All other distributions, including distributions attributable to capital gains, will be subject to the Colorado individual and corporate income taxes.

  Gain on the sale, exchange, or other disposition of shares of the Colorado Fund will be subject to the Colorado individual and corporate income taxes.

  Shares of the Colorado Fund may be subject to the Colorado estate tax if owned by an Colorado decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning Colorado state and local tax matters.

Florida

  The following is a general, abbreviated summary of certain provisions of the applicable Florida tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Florida Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Florida Fund transactions.

  The following is based on the assumptions that the Florida Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause distributions of the Florida Fund to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Florida Fund's shareholders.

  The Florida Fund will be subject to the Florida corporate income tax only if it has a sufficient nexus with Florida. If the Florida Fund is subject to the Florida corporate income tax, it does not expect to pay a material amount of such tax. The Florida Fund will not be subject to the Florida intangible personal property tax.

  Shares of the Florida Fund will not be subject to the Florida intangible personal property tax if on January 1 of the taxable year, at least 90 percent of the Fund's assets consist of tax-exempt obligations of Florida and its political subdivisions ("Florida Obligations") or of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law ("Federal Obligations"). If more than 10 percent of the Fund's assets consist of any other types of assets on that date, then the entire value of the Fund's shares (except for the portion of the value of the shares attributable to Federal Obligations) will be subject to the Florida intangible personal property tax. (For periods prior to January 1, 2000, if any of the Fund's assets consist of such other assets, then the Fund's shares that are not attributable to Federal Obligations will be subject to the Florida intangible personal property tax.)

  All distributions by the Florida Fund to corporate shareholders either organized or doing business in Florida, regardless of source, will be subject to the Florida corporate income tax. Gain on the sale, exchange, or other dispositions of shares of the Florida Fund will be subject to the Florida corporate income tax.

  Shares of the Florida Fund may be subject to the Florida estate tax if owned by a Florida decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning Florida state and local tax matters.

New Mexico

  The following is a general, abbreviated summary of certain provisions of the applicable New Mexico tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the New Mexico Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to New Mexico Fund transactions.

  The following is based on the assumptions that the New Mexico Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause New Mexico Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the New Mexico Fund's shareholders.

  The New Mexico Fund will be subject to the New Mexico corporate franchise tax and the New Mexico corporate income tax only if it has a sufficient nexus with New Mexico. If the New Mexico Fund is subject to such taxes, it does not expect to pay a material amount of either tax.

  Distributions by the New Mexico Fund that are attributable to interest on any obligation of New Mexico and its political subdivisions or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the New Mexico personal income tax or the New Mexico corporate income tax. All other distributions, including distributions attributable to capital gains, will be subject to the New Mexico personal and corporate income taxes.

  Gain on the sale, exchange, or other disposition of shares of the New Mexico Fund will be subject to the New Mexico personal and corporate income taxes.

  Shares of the New Mexico Fund may be subject to the New Mexico estate tax if owned by a New Mexico decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning New Mexico and local tax matters.

Pennsylvania

  The following is a general, abbreviated summary of certain provisions of the applicable Pennsylvania tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Pennsylvania Fund. This summary does not address the taxation of other shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Pennsylvania Fund transactions.

  The following is based on the assumptions that the Pennsylvania Fund will qualify under Subchapter M of the Code and under the Investment Company Act of 1940 as a regulated investment company, that it will satisfy the conditions which will cause Pennsylvania Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Pennsylvania Fund's shareholders.

  The Pennsylvania Fund will not be subject to the Pennsylvania corporate net income tax. The Pennsylvania Fund will be subject to the Pennsylvania franchise tax only if it has a sufficient nexus with Pennsylvania. If it is subject to the Pennsylvania franchise tax, it does not expect to pay a material amount of such tax.

  Distributions from the Pennsylvania Fund that are attributable to interest on any obligation of Pennsylvania or its political subdivisions or to interest on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law will not be subject to the Pennsylvania personal income tax, the Pennsylvania corporate net income tax, or to the Philadelphia School District income tax (for Philadelphia residents). Distributions by the Pennsylvania Fund that are attributable to interest on the obligations of states other than Pennsylvania will not be subject to the Pennsylvania corporate net income tax unless they are subject to federal income tax. Most other distributions, including those attributable to capital gains, will be subject to the Pennsylvania personal and corporate income taxes. Similarly, such other distributions would be subject to the Philadelphia School District income tax (for Philadelphia residents) except for distributions attributable to capital gains in respect to obligations held by the Pennsylvania Fund.

  Gain on the sale, exchange, or other disposition of shares of the Pennsylvania Fund will be subject to the Pennsylvania personal and corporate income taxes, but such gain will not be subject to the Philadelphia School District income tax (for Philadelphia residents) if the shares are held in excess of six months.

  Shares of the Pennsylvania Fund may be subject to the Pennsylvania inheritance tax and the Pennsylvania estate tax if held by a Pennsylvania decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning Pennsylvania and local tax matters.

Virginia

  The following is a general, abbreviated summary of certain provisions of the applicable Virginia tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Virginia Fund. This summary does not address the taxation of other shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Virginia Fund transactions.

  The following is based on the assumptions that the Virginia Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Virginia Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Virginia Fund's shareholders.

  The Virginia Fund will be subject to the Virginia corporate income tax only if it has a sufficient nexus with Virginia. If it is subject to the Virginia corporate income tax, it does not expect to pay a material amount of such tax.

  Distributions by the Virginia Fund that are attributable to income derived from or on the sale and exchange of, obligations of Virginia and its political subdivisions and instrumentalities ("Virginia Obligations") or to income derived from or on the sale and exchange of, obligations of the United States and its territories, possessions or instrumentalities that are exempt from state taxation under federal law ("Federal Obligations") will not be subject to the Virginia personal income tax or the Virginia corporate income tax. All remaining distributions will be subject to the Virginia personal and corporate income taxes, and may be subject to local income taxes.

  Gain on the sale, exchange, or other disposition of shares of the Virginia Fund will be subject to the Virginia personal and corporate income taxes.

  If a shareholder receives a distribution consisting in part of taxable income, then the entire distribution will be taxed unless the shareholder substantiates the portion which is exempt from taxation.

  Shares of the Virginia Fund may be subject to the Virginia estate tax if owned by a Virginia decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning Virginia state and local tax matters.

PERFORMANCE INFORMATION

  The historical investment performance of the Funds may be shown in the form of "yield," "taxable equivalent yield," "average annual total return," "cumulative total return" and "taxable equivalent total return" figures, each of which will be calculated separately for each class of shares.

  In accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC"), yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:


                            Yield=2[(a-b +1)/6/ -1]
                                         cd

  In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum front-end sales charge of 4.20% (3% for the Florida Intermediate Fund).

  In computing yield, the Funds follow certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare their annual and interim financial statements in conformity with generally accepted accounting principles. Thus, yield may not equal the income paid to shareholders or the income reported in a Fund's financial statements.

  Taxable equivalent yield is computed by dividing that portion of the yield which is tax-exempt by the remainder of (1 minus the stated combined federal and state income tax rate, taking into account the deductibility of state taxes for federal income tax purposes) and adding the product to that portion, if any, of the yield that is not tax exempt.

  The taxable equivalent yields quoted below are based upon (1) the stated combined federal and state income tax rates and (2) the yields for the 30-day period quoted in the left-hand column.

                                                As of May 31, 1999
                                    ------------------------------------------
                                           Combined Federal       Taxable
                                    Yield and State Tax Rate* Equivalent Yield
                                    ----- ------------------- ----------------
      Arizona Municipal Bond Fund
        Class A Shares............. 4.54%       44.70%             7.90%
        Class B Shares ............ 3.98%       44.70%             6.92%
        Class C Shares............. 4.19%       44.70%             7.29%
        Class R Shares............. 4.94%       44.70%             8.59%
      Colorado Municipal Bond Fund
        Class A Shares............. 4.60%       44.60%             8.00%
        Class B Shares ............ 4.05%       44.60%             7.04%
        Class C Shares............. 4.25%       44.60%             7.39%
        Class R Shares............. 5.00%       44.60%             8.70%
      Florida Municipal Bond Fund
        Class A Shares............. 3.94%       39.60%             6.52%
        Class B Shares ............ 3.36%       39.60%             5.56%
        Class C Shares............. 3.56%       39.60%             5.89%
        Class R Shares............. 4.31%       39.60%             7.14%
      Maryland Municipal Bond Fund
        Class A Shares............. 3.92%       44.50%             6.82%
        Class B Shares ............ 3.34%       44.50%             5.81%
        Class C Shares............. 3.55%       44.50%             6.17%
        Class R Shares............. 4.30%       44.50%             7.48%
      New Mexico Municipal Bond
      Fund
        Class A Shares............. 3.87%       47.80%             6.97%
        Class B Shares ............ 3.29%       47.80%             5.93%
        Class C Shares............. 3.49%       47.80%             6.29%
        Class R Shares............. 4.25%       47.80%             7.66%
      Pennsylvania Municipal Bond
       Fund
        Class A Shares............. 4.52%       42.40%             7.73%
        Class B Shares ............ 3.97%       42.40%             6.79%
        Class C Shares............. 4.17%       42.40%             7.13%
        Class R Shares............. 4.93%       42.40%             8.43%
      Virginia Municipal Bond Fund
        Class A Shares............. 4.06%       45.40%             7.12%
        Class B Shares ............ 3.48%       45.40%             6.11%
        Class C Shares............. 3.69%       45.40%             6.47%
        Class R Shares............. 4.44%       45.40%             7.79%

--------
   * The combined tax rates used in these tables represent the highest or one of the highest combined tax rates applicable to state taxpayers, rounded to the nearest .5%; these rates do not reflect the current federal tax limitations on itemized deductions and personal exemptions, which may raise the effective tax rate and taxable equivalent yield for taxpayers above certain income levels.

  For additional information concerning taxable equivalent yields, see the Taxable Equivalent Yields tables in the Prospectus.

  The Funds may from time to time in their advertising and sales materials report a quotation of their current distribution rate. The distribution rate represents a measure of dividends distributed for a specified period. Distribution rate is computed by taking the most recent monthly tax-free income dividend per share, multiplying it by 12 to annualize it, and dividing by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Defined Portfolios, or the maximum public offering price). The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a Fund may be paying out more than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

  The distribution rates as of the period quoted, based on the maximum public offering price then in effect for the Funds, and assuming the imposition of the maximum sales charge for Class A Shares of 4.20%, were as follows:

                                                           May 31, 1999
                                                   -----------------------------
                                                        Distribution Rates
                                                   -----------------------------
                                                           Class
                                                   Class A   B   Class C Class R
                                                   ------- ----- ------- -------
      Arizona Municipal Bond Fund.................  4.55%  4.00%  4.22%   4.96%
      Colorado Municipal Bond Fund................  4.41%  3.87%  4.05%   4.83%
      Florida Municipal Bond Fund ................  4.86%  4.35%  4.51%   5.30%
      Maryland Municipal Bond Fund................  4.45%  3.84%  4.07%   4.81%
      New Mexico Municipal Bond Fund..............  4.29%  3.75%  3.97%   4.70%
      Pennsylvania Municipal Bond Fund............  4.73%  4.18%  4.43%   5.17%
      Virginia Municipal Bond Fund................  4.57%  4.01%  4.23%   5.00%

  Average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical, $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.

  Total returns for the oldest class of each fund reflect actual performance for all periods. For other classes, total returns reflect actual performance for periods since class inception, and the oldest class's performance for periods prior to inception, adjusted for the differences in sales charges and fees between the classes.

  The inception dates for each class of the Funds' shares are as follows:

                                                               Inception Dates
                                                              ------------------
Arizona Municipal Bond fund
  Class A Shares.............................................   October 29, 1986
  Class B Shares.............................................   February 1, 1997
  Class C Shares.............................................   February 7, 1994
  Class R Shares.............................................   February 1, 1997
Colorado Municipal Bond fund
  Class A Shares.............................................        May 4, 1987
  Class B Shares.............................................   February 1, 1997
  Class C Shares.............................................   February 1, 1997
  Class R Shares.............................................   February 1, 1997
Florida Municipal Bond fund
  Class A Shares.............................................      June 15, 1990
  Class B Shares.............................................   February 1, 1997
  Class C Shares............................................. September 14, 1995
  Class R Shares.............................................   February 1, 1997
Maryland Municipal Bond fund
  Class A Shares.............................................  September 6, 1994
  Class B Shares.............................................   February 1, 1997
  Class C Shares.............................................  September 6, 1994
  Class R Shares.............................................      July 26, 1991
New Mexico Municipal Bond fund
  Class A Shares............................................. September 16, 1992
  Class B Shares.............................................   February 1, 1997
  Class C Shares.............................................   February 1, 1997
  Class R Shares.............................................   February 1, 1997
Pennsylvania Municipal Bond fund
  Class A Shares.............................................   October 29, 1986
  Class B Shares.............................................   February 1, 1997
  Class C Shares.............................................   February 2, 1994
  Class R Shares.............................................   February 1, 1997
Virginia Municipal Bond fund
  Class A Shares.............................................     March 27, 1986
  Class B Shares.............................................   February 1, 1997
  Class C Shares.............................................    October 4, 1993
  Class R Shares.............................................   February 1, 1997

  The annual total return figures for the Funds, including the effect of the maximum sales charge for Class A shares, and applicable CDSC for Class B Shares, for the one-year, five-year, and ten-year periods (as applicable) ended May 31, 1999 and for the period from inception through May 31, 1999, respectively, using the performance of the oldest class for periods prior to the inception of the newer classes, as described above, were:

                                                  Annual Total Return
                                        ---------------------------------------
                                                                        From
                                        One year Five years Ten Years inception
                                         ended     ended      ended    through
                                        May 31,   May 31,    May 31,   May 31,
                                          1999      1999      1999      1999
                                        -------- ---------- --------- ---------
      Arizona Municipal Bond Fund
        Class A Shares.................  -0.49%    6.15%      7.06%     7.16%
        Class B Shares.................  -0.83%    6.22%      7.05%     7.15%
        Class C Shares.................   3.33%    6.48%      6.93%     6.93%
        Class R Shares.................   4.09%    7.18%      7.58%     7.56%
      Colorado Municipal Bond Fund
        Class A Shares.................  -0.57%    6.74%      7.18%     6.92%
        Class B Shares.................  -0.85%    6.86%      7.18%     6.91%
        Class C Shares.................   3.19%    7.17%      7.22%     6.88%
        Class R Shares.................   4.08%    7.78%      7.71%     7.36%
      Florida Municipal Bond Fund
        Class A Shares.................  -0.58%    5.38%        N/A     6.80%
        Class B Shares.................  -0.89%    5.49%        N/A     6.77%
        Class C Shares.................   3.22%    5.74%        N/A     6.73%
        Class R Shares.................   4.01%    6.40%        N/A     7.37%
      Maryland Municipal Bond Fund
        Class A Shares.................  -0.68%    5.28%        N/A     5.63%
        Class B Shares.................  -1.02%    5.31%        N/A     5.53%
        Class C Shares.................   3.07%    5.53%        N/A     5.56%
        Class R Shares.................   3.82%    6.44%        N/A     6.51%
      New Mexico Municipal Bond Fund
        Class A Shares.................  -0.64%    6.10%        N/A     6.06%
        Class B Shares.................  -1.07%    6.15%        N/A     6.07%
        Class C Shares.................   3.22%    6.55%        N/A     6.31%
        Class R Shares.................   3.86%    7.15%        N/A     6.85%
      Pennsylvania Municipal Bond Fund
        Class A Shares.................  -0.94%    5.77%      6.75%     6.73%
        Class B Shares.................  -1.25%    5.88%      6.76%     6.73%
        Class C Shares.................   2.80%    6.10%      6.63%     6.51%
        Class R Shares.................   3.55%    6.77%      7.26%     7.14%

                                                 Annual Total Return
                                       ---------------------------------------
                                                                       From
                                       One year Five years Ten Years inception
                                        ended     ended      ended    through
                                       May 31,   May 31,    May 31,   May 31,
                                         1999      1999      1999      1999
                                       -------- ---------- --------- ---------
      Virginia Municipal Bond Fund
        Class A Shares................  -0.37%    5.77%      6.87%     7.03%
        Class B Shares................  -0.76%    5.84%      6.86%     7.02%
        Class C Shares................   3.30%    6.07%      6.74%     6.78%
        Class R Shares................   4.18%    6.78%      7.39%     7.42%


  Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period. Cumulative total return calculations that do not include the effect of the sales charge would be reduced if such charge were included.

  The cumulative total return figures for the Funds, including the effect of the maximum sales charge for the Class A Shares, and applicable CDSC for Class B Shares, for the one-year, five-year and ten-year periods (as applicable) ended May 31, 1999, and for the period since inception through May 31, 1999, respectively, using the performance of the oldest class for periods prior to the inception of the newer classes, as described above, were:

                                                Cumulative Total Return
                                        ---------------------------------------
                                                                        From
                                        One Year            Ten Years Inception
                                         Ended   Five Years   ended    Through
                                        May 31,  Ended May   May 31,   May 31,
                                          1999    31, 1999    1999       1999
                                        -------- ---------- --------- ---------
      Arizona Municipal Bond Fund
        Class A Shares.................  -0.49%    34.80%     97.82%   138.70%
        Class B Shares.................  -0.83%    35.25%     97.63%   138.52%
        Class C Shares.................   3.33%    36.89%     95.49%   132.37%
        Class R Shares.................   4.09%    41.43%    107.58%   150.37%
      Colorado Municipal Bond Fund
        Class A Shares.................  -0.57%    38.54%    100.14%   123.28%
        Class B Shares.................  -0.85%    39.37%    100.10%   123.02%
        Class C Shares.................   3.19%    41.36%    100.82%   122.30%
        Class R Shares.................   4.08%    45.42%    110.21%   134.39%
      Florida Municipal Bond Fund
        Class A Shares.................  -0.58%    29.94%      N/A      80.21%
        Class B Shares.................  -0.89%    30.62%      N/A      79.77%
        Class C Shares.................   3.22%    32.19%      N/A      79.27%
        Class R Shares.................   4.01%    36.39%      N/A      89.08%
      Maryland Municipal Bond Fund
        Class A Shares.................  -0.68%    29.33%      N/A      48.75%
        Class B Shares.................  -1.02%    29.50%      N/A      47.79%
        Class C Shares.................   3.07%    30.91%      N/A      48.09%
        Class R Shares.................   3.82%    36.62%      N/A      58.04%
      New Mexico Municipal Bond Fund
        Class A Shares.................  -0.64%    34.45%      N/A      48.32%
        Class B Shares.................  -1.07%    34.80%      N/A      48.47%
        Class C Shares.................   3.22%    37.34%      N/A      50.68%
        Class R Shares.................   3.86%    41.21%      N/A      55.88%
      Pennsylvania Municipal Bond Fund
        Class A Shares ................  -0.94%    32.38%     92.18%   127.21%
        Class B Shares.................  -1.25%    33.07%     92.35%   126.95%
        Class C Shares.................   2.80%    34.44%     90.01%   121.19%
        Class R Shares.................   3.55%    38.76%    101.55%   138.08%

                                               Cumulative Total Return
                                       ---------------------------------------
                                                                       From
                                       One Year            Ten Years Inception
                                        Ended   Five Years   Ended    Through
                                       May 31,  Ended May   May 31,   May 31,
                                         1999    31, 1999    1999       1999
                                       -------- ---------- --------- ---------
      Virginia Municipal Bond Fund
        Class A Shares ...............  -0.37%    32.38%     94.35%   144.81%
        Class B Shares................  -0.76%    32.84%     94.08%   144.62%
        Class C Shares................   3.30%    34.28%     91.92%   137.45%
        Class R Shares................   4.18%    38.82%    103.94%   156.85%


  Calculation of taxable equivalent total return is also not subject to a prescribed formula. Taxable equivalent total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, computing the total return for each calendar year in the period in the manner described above, and increasing the total return for each such calendar year by the amount of additional income that a taxable fund would need to have generated to equal the income on an after-tax basis, at a specified income tax rate (usually the highest marginal federal tax rate), calculated as described above under the discussion of "taxable equivalent yield." The resulting amount for the calendar year is then divided by the initial investment amount to arrive at a "taxable equivalent total return factor" for the calendar year. The taxable equivalent total return factors for all the calendar years are then multiplied together and the result is then annualized by taking its Nth root (N representing the number of years in the period) and subtracting 1, which provides a taxable equivalent total return expressed as a percentage.

  Using the 42.50% maximum combined marginal federal and state tax rate for 1999, the annual taxable equivalent total return for the Maryland Municipal Bond Fund's shares for the five-year period ended May 31, 1999 with respect to the Class R Shares was 10.23%.

  Class A Shares of the Funds are sold at net asset value plus a current maximum sales charge of 4.20% of the offering price. This current maximum sales charge will typically be used for purposes of calculating performance figures. Yield, returns and net asset value of each class of shares of the Funds will fluctuate. Factors affecting the performance of the Funds include general market conditions, operating expenses and investment management. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Funds are redeemable at net asset value, which may be more or less than original cost.

  In reports or other communications to shareholders or in advertising and sales literature, the Funds may also compare their performance with that of:
(1) the Consumer Price Index or various unmanaged bond indexes such as the Lehman Brothers Municipal Bond Index and the Salomon Brothers High Grade Corporate Bond Index and (2) other fixed income or municipal bond mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Wiesenberger Investment Companies Service ("Wiesenberger") and CDA Investment Technologies, Inc. ("CDA") or similar independent services which monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine. Performance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quotation or performance comparison should not be considered as representative of the performance of the Funds for any future period.

  Each Fund may from time to time in its advertising and sales materials compare its current yield or total return with the yield or total return on taxable investments such as corporate or U.S. Government bonds, bank certificates of deposit (CDs) or money market funds. These taxable investments have investment characteristics that differ from those of the Funds. U.S. Government bonds, for example, are long-term investments backed by the full faith and credit of the U.S. Government, and bank CDs are generally short-term, FDIC-insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Money market funds are short-term investments with stable net asset values, fluctuating yields and special features enhancing liquidity.

  There are differences and similarities between the investments which the Funds may purchase and the investments measured by the indexes and reporting services which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. The CDA Mutual Fund-Municipal Bond Index is a weighted performance average of other mutual funds with a federally tax-exempt income objective. The Salomon Brothers High Grade Corporate Bond Index is an unmanaged index that generally represents the performance of high grade long-term taxable bonds during various market conditions. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally represents the performance of high grade intermediate and long-term municipal bonds during various market conditions. Lipper calculates municipal bond fund averages based on average maturity and credit quality. Morningstar rates mutual funds by overall risk-adjusted performance, investment objectives, and assets. Lipper, Morningstar, Wiesenberger and CDA are widely recognized mutual fund reporting services whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges. The market prices and yields of taxable and tax-exempt bonds will fluctuate. The Funds primarily invest in investment grade Municipal Obligations in pursuing their objective of as high a level of current interest income which is exempt from federal and state income tax as is consistent, in the view of the Funds' management, with preservation of capital.

  The Funds may also compare their taxable equivalent total return performance to the total return performance of taxable income funds such as treasury securities funds, corporate bond funds (either investment grade or high yield), or Ginnie Mae funds. These types of funds, because of the character of their underlying securities, differ from municipal bond funds in several respects. The susceptibility of the price of treasury bonds to credit risk is far less than that of municipal bonds, but the price of treasury bonds tends to be slightly more susceptible to change resulting from changes in market interest rates. The susceptibility of the price of investment grade corporate bonds and municipal bonds to market interest rate changes and general credit changes is similar. High yield bonds are subject to a greater degree of price volatility than municipal bonds resulting from changes in market interest rates and are particularly susceptible to volatility from credit changes. Ginnie Mae bonds are generally subject to less price volatility than municipal bonds from credit concerns, due primarily to the fact that the timely payment of monthly installments of principal and interest are backed by the full faith and credit of the U.S. Government, but Ginnie Mae bonds of equivalent coupon and maturity are generally more susceptible to price volatility resulting from market interest rate changes. In addition, the volatility of Ginnie Mae bonds due to changes in market interest rates may differ from municipal bonds of comparable coupon and maturity because bonds of the sensitivity of Ginnie Mae prepayment experience to change in interest rates.

ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF FUND SHARES

  As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

  Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund's classes of shares.

  Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees.

  The minimum initial investment is $3,000 per fund share class ($50 if you establish a systematic investment plan), and may be lower for accounts opened through fee-based programs.

  Class A Shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A Shares are also subject to an annual service fee of
 .20%. See "Distribution and Service Plan." Set forth below is an example of the method of computing the offering price of the Class A shares of a Fund. The example assumes a purchase on May 31, 1999 of Class A shares from the Nuveen Flagship Arizona Municipal Bond Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

      Net Asset Value per share......................................... $11.40
      Per Share Sales Charge--4.20% of public offering price (4.39% of
       net asset value per share).......................................    .50
                                                                         ------
      Per Share Offering Price to the Public............................ $11.90

  The Funds receive the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to Authorized Dealers.

  The following Class A sales charges and commissions apply to the Funds:

                                                                      Authorized Dealer
                         Sales Charge as % of  Sales Charge as % of  Commission as % of
Amount of Purchase       Public Offering Price Net Amount Invested  Public Offering Price
------------------       --------------------- -------------------- ---------------------
Less than $50,000.......         4.20%                 4.38%                3.70%
$50,000 but less than
 $100,000...............         4.00%                 4.18%                3.50%
$100,000 but less than
 $250,000...............         3.50%                 3.63%                3.00%
$250,000 but less than
 $500,000...............         2.50%                 2.56%                2.00%
$500,000 but less than
 $1,000,000.............         2.00%                 2.04%                1.50%
$1,000,000 and over.....           --(1)                 --                 1.00%(1)

--------
(1) You can buy $1 million or more of Class A shares or net asset value without an up-front sales charge. Nuveen pays authorized dealers of record on these share purchases a sales commission of 1.00% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a CDSC of 1% of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial adviser has made arrangements with Nuveen and agrees to waive the commission.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares and Class R Shares Purchase Eligibility

  Rights of Accumulation. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of any Fund or of another Nuveen Mutual Fund, or Nuveen exchange-traded fund, or units of a Nuveen Defined Portfolio, on which an up-front sales charge or ongoing distribution fee is imposed, or is normally imposed, falls within the amounts stated in the Class A Sales Charges and Commissions table in "How You Can Buy and Sell Shares" in the Prospectus. You or your financial adviser must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.

  Letter of Intent. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in "How You Can Buy and Sell Shares" in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A Shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class B or C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund or a Nuveen Defined Portfolio, or otherwise.

  By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial adviser, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

  You or your financial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

  Reinvestment of Nuveen Defined Portfolio Distributions. You may purchase Class A Shares without an up-front sales charge by reinvestment of distributions from any of the various Defined Portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases.

  Group Purchase Programs. If you are a member of a qualified group, you may purchase Class A Shares of any Fund or of another Nuveen Mutual Fund at the reduced sales charge applicable to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

  Under any group purchase program, the minimum initial investment in Class A shares of any particular Fund or portfolio for each participant in the program is $3,000 and the minimum monthly investment in Class A shares of any particular Fund or portfolio by each participant is $50. No certificates will be issued for any participant's account. All dividends and other distributions by a Fund will be reinvested in additional Class A Shares of the same Fund. No participant may utilize a systematic withdrawal program.

  To establish a group purchase program, both the group itself and each participant must fill out special application materials, which the group administrator may obtain from the group's financial adviser, by calling Nuveen toll-free (800) 257-8787.

  Reinvestment of Redemption Proceeds from Unaffiliated Funds Subject to Merger or Closure. You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through a broker-dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more registered investment companies not affiliated with Nuveen that are subject to merger or closure. You must provide appropriate documentation that the redemption occurred not more than one year prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.

  Special Sales Charge Waivers. Class A Shares of a Fund may be purchased at net asset value without a sales charge, and may be purchased by the following categories of investors:

  . investors purchasing $1,000,000 or more;

  . officers, trustees and former trustees of the Nuveen and Flagship Funds;

  . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and

  . any eligible employer-sponsored qualified defined contribution retirement plan. Eligible plans are those with at least 25 employees and which either (a) make an initial purchase of one or more Nuveen Mutual Funds aggregating $500,000 or more or (b) execute a Letter of Intent to purchase in the aggregate $500,000 or more of fund shares. Nuveen will pay Authorized Dealers a sales commission on such purchases equal to 1% of the first $2.5 million, plus 2.5% of any amount purchased over $5.0 million. For this category of investors a contingent deferred sales charge of 1% will be assessed on redemptions within 18 months of purchase, unless waived. Municipal bond funds are not a suitable investment for individuals investing in retirement plans.

  Holders of Class C Shares acquired on or before January 31, 1997 can convert those shares to Class A Shares of the same fund at the shareholder's affirmative request six years after the date of purchase. Holders of Class C Shares must submit their request to the transfer agent no later than the last business day of the 71st month following the month in which they purchased their shares. Holders of Class C Shares purchased after that date will not have the option to convert those shares to Class A Shares.

  Class B Shares will automatically convert to Class A Shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder's account immediately before conversion will be the same as the value of the account immediately after conversion. Class B Shares acquired through reinvestment of distributions will convert into Class A Shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B Shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B Shares in accordance with such procedures as the Board of Trustees may determine from time to time. Class B Shares that are converted to Class A Shares will remain subject to an annual service fee that is identical in amount for both Class B Shares and Class A Shares. Since net asset value per share of the Class B Shares and the Class A Shares may differ at the time of conversion, a shareholder may receive more or fewer Class A Shares than the number of Class B Shares converted. Any conversion of Class B Shares into Class A Shares will be subject to the continuing availability of an opinion of counsel or a private letter ruling from the Internal Revenue Service to the effect that the conversion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B Shares into Class A Shares might be suspended if such an opinion or ruling were no longer available.

  Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the

Funds. You or your financial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.

  Class A Shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Funds.

  In determining the amount of your purchases of Class A Shares of any Fund that may qualify for a reduced sales charge, the following purchases may be combined: (1) all purchases by a trustee or other fiduciary for a single trust, estate or fiduciary account; (2) all purchases by individuals and their immediate family members (i.e., their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings); or (3) all purchases made through a group purchase program as described above.

  Class R Share Purchase Eligibility. Class R Shares are available for purchases of $2.5 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors:

  . officers, trustees and former trustees of the Nuveen and Flagship Funds and their immediate family members or trustees/directors of any fund, sponsored by Nuveen, any parent company of Nuveen and subsidiaries thereof and their immediate family members;

  . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates, or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

Any shares purchased by investors falling within any of the first four categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the fund.

In addition, purchasers of Nuveen Defined Portfolios may reinvest their distributions from such Defined Portfolios in Class R Shares, if, before September 6, 1994, such purchasers had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares). Shareholders may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund.

  The reduced sales charge programs may be modified or discontinued by the Funds at any time upon prior written notice to shareholders of the Funds.

  For more information about the purchase of Class A Shares or reduced sales charge programs, or to obtain the required application forms, call Nuveen toll-free at (800) 257-8787.

Reduction or Elimination of Contingent Deferred Sales Charge

  Class A Shares are normally redeemed at net asset value, without any Contingent Deferred Sales Charge ("CDSC"). However, in the case of Class A Shares purchased at net asset value on or after July 1, 1996 because the purchase amount exceeded $1 million, where the Authorized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase.

  In determining whether a CDSC is payable, a Fund will first redeem shares not subject to any charge, or that represent an increase in the value of a Fund account due to capital appreciation, and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund or Nuveen money market fund. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. The CDSC is calculated based on the lower of the redeemed shares' cost or net asset value at the time of the redemption and is deducted from the redemption proceeds. Nuveen receives the amount of any CDSC shareholders pay. If shares subject to a CDSC are exchanged for shares of a Nuveen money market fund, the CDSC would be imposed on the subsequent redemption of those money market shares, and the period during which the shareholder holds the money market fund shares would be counted in determining the remaining duration of the CDSC. The Fund may elect not to so count the period during which the shareholder held the money market fund shares, in which event the amount of any applicable CDSC would be reduced in accordance with applicable rules by the amount of any 12b-1 plan payments to which those money market funds shares may be subject.

  The CDSC may be waived or reduced under the following seven special circumstances: 1) redemptions within one year following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended, of a shareholder; 2) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A Shares is reduced pursuant to Rule 22d-1 under the Act; 3) redemptions of shares purchased under circumstances or by a category of investors for which Class A Shares could be purchased at net asset value without a sales charge; 4) in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund's shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; 5) in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of such Fund; 6) redemptions made pursuant to a Fund's automatic withdrawal plan, up to 12% of the current market value; and 7) redemptions of Class B or Class C shares if the proceeds are transferred to an account managed by another Nuveen Adviser and the adviser refunds the advance service and distribution fees to Nuveen. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 of the Investment Company Act of 1940, as amended.

General Matters

  The Funds may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in tax-free, fixed income securities.

  In addition to the types of compensation to dealers to promote sales of fund shares that are described in the prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are expected to sell certain minimum amounts of shares of the Nuveen Mutual Funds during specified time periods. Promotional support may include providing sales literature to and holding informational or educational programs for the benefit of such Authorized Dealers' representatives, seminars for the public, and advertising and sales campaigns. Nuveen may reimburse a participating Authorized Dealer for up to one-half of specified media costs incurred in the placement of advertisements which jointly feature the Authorized Dealer and Nuveen Funds and Nuveen Defined Portfolios.

  Such reimbursement will be based on the number of Nuveen Fund shares sold, the dollar amounts of such sales, or a combination of the foregoing, during the prior calendar year according to an established schedule. Any such support or reimbursement would be provided by Nuveen out of its own assets, and not out of the assets of the Funds, and will not change the price an investor pays for shares or the amounts that a Fund will receive from such a sale.

  To help advisers and investors better understand and most efficiently use the Funds to reach their investment goals, the Funds may advertise and create specific investment programs and systems. For example, this may include information on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Funds may produce software, electronic information sites, or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs.

  Exchanges of shares of a Fund for shares of a Nuveen money market fund may be made on days when both funds calculate a net asset value and make shares available for public purchase. Shares of the Nuveen money market funds may be purchased on days on which the Federal Reserve Bank of Boston is normally open for business. In addition to the holidays observed by the Fund, the Nuveen money market funds observe and will not make fund shares available for purchase on the following holidays: Martin Luther King's Birthday, Columbus Day and Veterans Day.

  In addition, you may exchange Class R Shares of any Fund for Class A Shares of the same Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of that Fund.

  Each Fund may suspend the right of redemption, or delay payment to redeeming shareholders for more than seven days, when the New York Stock Exchange is closed (not including customary weekend and holiday closings); when trading in the markets a Fund normally uses is restricted, or the SEC determines that an emergency exists so that trading of a Fund's portfolio securities or determination of a Fund's net asset value is not reasonably practical; or the SEC by order permits the suspension of the right of redemption or the delay in payment to redeeming shareholders for more than seven days.

  The Funds have reserved the right to redeem in kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Funds have no present intention to redeem in kind. The Funds voluntarily have committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of the ninety-day period.

  Shares will be registered in the name of the investor or the investor's financial adviser. A change in registration or transfer of shares held in the name of a financial adviser may only be made by an order in good form from the financial adviser acting on the investor's behalf. Share certificates will only be issued upon written request to the Funds' transfer agent. No share certificates will be issued for fractional shares.

  A fee of 1% of the current market value of any shares represented by a certificate will be charged if the certificate is lost, stolen, or destroyed. The fee is paid to Seaboard Surety Company for insurance of the lost, stolen, or destroyed certificate.

  For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see "How to Buy Shares" in the Prospectus.

  Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Nuveen Flagship Multistate Trust I, dated February 1, 1997 and last renewed on July 31, 1998 ("Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers. Nuveen receives for its services the excess, if any, of the sales price of the Funds' shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plan." Nuveen receives any CDSCs imposed on redemptions of shares.

  The following table sets forth the aggregate amount of underwriting commissions with respect to the sale of Fund shares and the amount thereof retained by Nuveen (or Flagship Financial Inc., which Nuveen acquired on January 1, 1997) for each of the Funds for the last three fiscal years. All figures are to the nearest thousand.

                                Year Ended               Year Ended               Year Ended
                               May 31, 1999             May 31, 1998            May 31, 1997*
                         ------------------------ ------------------------ ------------------------
                          Amount of     Amount     Amount of     Amount     Amount of     Amount
                         Underwriting Retained By Underwriting Retained By Underwriting Retained By
                         Commissions    Nuveen    Commissions    Nuveen    Commissions    Nuveen
Fund                     ------------ ----------- ------------ ----------- ------------ -----------
Maryland Fund...........     122           19         157           25         191           25
                                Year Ended               Year Ended               Year Ended
                               May 31, 1999             May 31, 1998             May 31, 1997
                         ------------------------ ------------------------ ------------------------
                          Amount of     Amount     Amount of     Amount     Amount of     Amount
                         Underwriting Retained By Underwriting Retained By Underwriting Retained By
                         Commissions    Nuveen    Commissions   Flagship   Commissions    Nuveen
Fund                     ------------ ----------- ------------ ----------- ------------ -----------
Arizona Fund............     278           24         266           38         145           20
Colorado Fund...........     187           27         120           19          78           10
Florida Fund............     730           90         488           69         443           61
New Mexico Fund.........     154           21         145           20         113           15
Pennsylvania Fund.......     224           19         242           34         110           14
Virginia Fund...........     419           52         474           67         279           38

--------
*For the sixteen month period ended May 31, 1997.

DISTRIBUTION AND SERVICE PLAN

  The Funds have adopted a plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

  The distribution fee applicable to Class B and Class C Shares under each Fund's Plan will be payable to reimburse Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

  The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

  Each Fund may spend up to .20 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of Class B Shares as a distribution fee and up to .20 of 1% per year of the average daily net assets of Class B Shares as a service fee under the Plan applicable to Class B Shares. Each Fund may spend up to .55 of 1% per year of the average daily net assets of Class C Shares as a distribution fee and up to
 .20 of 1% per year of the average daily net assets of Class C Shares as a service fee under the Plan applicable to Class C Shares.

  For the fiscal year ended May 31, 1999, 100% of service fees and distribution fees were paid out as compensation to Authorized Dealers. The service fee for the Class A, Class B and Class C Shares was .20% and the distribution fee for the Class B Shares was .75% and for the Class C Shares was .55%.

                                                           Compensation Paid to
                                                          Authorized Dealers for
                                                            end of Fiscal 1999
                                                          ----------------------
Arizona Municipal Bond Fund
  Class A................................................       $ 175,649
  Class B................................................       $  28,034
  Class C................................................       $  50,336
Colorado Municipal Bond Fund
  Class A................................................       $  78,533
  Class B................................................       $  30,378
  Class C................................................       $  12,612
Florida Municipal Bond Fund
  Class A................................................       $ 593,582
  Class B................................................       $  99,243
  Class C................................................       $  86,121
Maryland Municipal Bond Fund
  Class A................................................       $  39,229
  Class B................................................       $  34,859
  Class C................................................       $  25,426
New Mexico Municipal Bond Fund
  Class A................................................       $ 113,081
  Class B................................................       $  20,117
  Class C................................................       $  15,270
Pennsylvania Municipal Bond Fund
  Class A................................................       $ 137,788
  Class B................................................       $  51,898
  Class C................................................       $  84,233
Virginia Municipal Bond Fund
  Class A................................................       $ 273,937
  Class B................................................       $  68,330
  Class C................................................       $ 129,361

  Under each Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

INDEPENDENT PUBLIC ACCOUNTANTS AND CUSTODIAN

  Arthur Andersen LLP, independent public accountants, 33 West Monroe Street, Chicago, Illinois, 60603 has been selected as auditors for the Trust. In addition to audit services, the auditors provide consultation and assistance on accounting, internal control, tax and related matters. The financial statements incorporated by reference elsewhere in this Statement of Additional Information and the information for prior periods set forth under "Financial Highlights" in the Prospectus have been audited by the auditors as indicated in their reports with respect thereto, and are included in reliance upon the authority of those firms in giving their reports.

  The custodian of the Funds' assets is The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004. The custodian performs custodial, fund accounting, and portfolio accounting services.

  The Funds' transfer, shareholder services, and dividend paying agent is Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108.

FINANCIAL STATEMENTS

  The audited financial statements for each Fund's most recent fiscal year appear in the Fund's Annual Reports and are incorporated herein by reference.

APPENDIX A

Ratings of Investments

  The four highest ratings of Moody's for Municipal Obligations are Aaa, Aa, A and Baa. Municipal Obligations rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to Municipal Obligations which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat greater than in Aaa rated Municipal Obligations. The Aaa and Aa rated Municipal Obligations comprise what are generally known as "high grade bonds." Municipal Obligations that are rated A by Moody's possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest of A rated Municipal Obligations are considered adequate, but elements may be present, which suggest a susceptibility to impairment sometime in the future. Municipal Obligations rated Baa by Moody's are considered medium grade obligations (i.e., they are neither highly protected nor poorly secured). Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its general rating category.

  The four highest ratings of S&P for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA have a strong capacity to pay principal and interest. The rating of AA indicates that capacity to pay principal and interest is very strong and such bonds differ from AAA issues only in small degree. The category of A describes bonds which have a strong capacity to pay principal and interest, although such bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating is the lowest "investment grade" security rating by S&P. Municipal Obligations rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

  The four highest ratings of Fitch for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Municipal Obligations rated AA are considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because Municipal Obligations rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+." Municipal Obligations rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Municipal Obligations rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  The "Other Corporate Obligations" category of temporary investments are corporate (as opposed to municipal) debt obligations rated AAA by S&P or Aaa by Moody's. Corporate debt obligations rated AAA by S&P have an extremely strong capacity to pay principal and interest. The Moody's corporate debt rating of Aaa is comparable to that set forth above for Municipal Obligations.

  Subsequent to its purchase by a Fund, an issue may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event requires the elimination of such obligation from a Fund's portfolio, but Nuveen Advisory will consider such an event in its determination of whether the Fund should continue to hold such obligation.

APPENDIX B

DESCRIPTION OF HEDGING TECHNIQUES

  Set forth below is additional information regarding the various Fund's defensive hedging techniques and use of repurchase agreements.

Futures and Index Transactions

  Financial Futures. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

  The purchase of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. When a Fund purchases a financial future, it deposits in cash or securities an "initial margin" of between 1% and 5% of the contract amount. Thereafter, the Fund's account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Fund to settle the final determination and the Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

  The sale of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. For example, if a Fund owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Fund's portfolio would decline, but the value of the Fund's financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

  Among the risks associated with the use of financial futures by the Funds as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities which are the subject of the hedge.

  Thus, if the price of the financial future moves less or more than the price of the securities which are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

  The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Fund might find it difficult or impossible to close out a particular transaction.

  Options on Financial Futures. The Funds may also purchase put or call options on financial futures which are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds on The Chicago Board of Trade. The purchase of put options on financial futures is analogous to the purchase of put options by a Fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the same Fund. There is no guarantee that such closing transactions can be effected.

Index Contracts

  Index Futures. A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash--rather than any security--equal to specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

  Index Options. The Funds may also purchase put or call options on U.S. Government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

  Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No series will enter into transactions in index or financial futures or related options unless and until, in the Adviser's opinion, the market for such instruments has developed sufficiently.

Repurchase Agreements

  A Fund may invest temporarily up to 5% of its assets in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's board of trustees ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Fund's board of trustees.

  The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

  The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

                                                               VAI-MS1 9-99

                                                    May 31, 1999   Annual Report

                                                                          NUVEEN

                                                                    Mutual Funds

Extraordinary Talent. Masterful Performance.

                          Nuveen Municipal Bond Funds


                             Dependable, tax-free

                             income to help

                             you keep more

                             of what you earn.


[PHOTO APPEARS HERE]


                             Arizona

                             Colorado

                             New Mexico


     Featuring Portfolio Management By Nuveen Investment Advisory Services

                                      A Premier Adviser/SM/ for Income Investing

    Contents

 1  Dear Shareholder

 3  Nuveen Flagship Arizona Municipal Bond Fund

 6  Nuveen Flagship Colorado Municipal Bond Fund

 9  Nuveen Flagship New Mexico Municipal Bond Fund

12  Portfolio of Investments

24  Statement of Net Assets

25  Statement of Operations

26  Statement of Changes in Net Assets

27  Notes to Financial Statements

32  Financial Highlights

35  Report of Independent Public Accountants

36  Building a Better Portfolio

37  Fund Information

[Photo of Timothy R. Schwertfeger Appears Here]


Timothy R. Schwertfeger
Chairman of the Board

DEAR Shareholder

I invite you to take a few minutes to read the annual report we've prepared for you on the performance of your Nuveen state municipal bond fund for the fiscal year ended May 31, 1999. You, along with your financial adviser, have made a sound choice in choosing Nuveen to manage this portion of your assets. Since 1898, more than 1.3 million investors have trusted us to help them build and sustain the wealth of a lifetime.

I'm pleased to report your fund continued to meet its primary objective of providing you with dependable tax-free income and attractive after-tax total returns. I will briefly describe the national economic environment during the past 12 months. My discussion is followed by comments about the strategies employed in managing your fund from the portfolio manager of each fund represented in this report.


The Year In Review.

The Federal Reserve eased short-term rates for the first time in almost three years by cutting the federal funds rate in the fall of 1998 three times, bringing it to 4.75%. A month after the close of your fund's fiscal year, the Fed raised its target by 25 basis points to 5%. (Be sure to read your fund manager's comments about managing your fund in a rising interest rate environment.)

     The fed funds rate is the rate that banks charge each other for overnight loans and serves as the basis many financial institutions use for setting interest charges on a variety of products, from mortgage and car loans to credit cards.

     The Fed's rate cuts were made to avert a potential domestic credit crunch and restore some stability to global markets. The moves seemed to have worked, as the U.S. economy since has continued its pattern of non-inflationary growth, accompanied by low interest rates and unemployment levels that remain among the lowest in three decades, prompting the late June reversal by the Fed.

     All indications point to a confident U.S. consumer who is comfortable with the current state of the economy, especially the performance of the housing, stock and job markets. This confidence is reflected in the most recent Consumer Confidence Index report, issued by the University of Michigan's Conference Board Inc., which showed a record-setting eighth consecutive month of gains in June.

     On the global front, the turmoil of the past two years appears to be fading somewhat, as international financial markets have begun to send recovery signals.

     Domestic inflation continues to be benign, with an increase of 2.1% for the 12 months ended May 31, 1999. The general backdrop of inflation indicators continued to be mild, with the employment cost index, average hourly earnings, and import and producer price trends all remaining favorable.

     Federal Reserve Chairman Alan Greenspan recently stated that a key factor in achieving today's peaceful coexistence of economic growth and low inflation has been increased productivity. Improvements in productivity, spurred by technological advances, have been responsible for offsetting wage and other inflationary pressures that we would normally expect to see as part of a growing economy.


Why Municipal Bonds? Our municipal bond funds continued to offer attractive, stable income in a market that places a high premium on yield. In 1998, municipal bonds represented a reasonably insulated haven in an otherwise turbulent market, with lower volatility relative to Treasury bonds and other fixed-income investments. Even in 1999, with interest rates rising again, municipals outperformed Treasuries through the end of May.

     The high ratio of tax-exempt municipal yields to Treasury yields sheltered municipal bonds, to some extent, from the price decline that occurred in the Treasury market during the first part of the year. While the yield on 30-year Treasury bonds rose from 5.10% at the end of December to 5.83% as of May 31, 1999, the yield on the Bond Buyer Revenue Bond Index, an unmanaged index of long-term municipal revenue bonds, gained 15 basis points--from 5.26% to 5.41%. Given the inverse relationship between interest rates and bond prices, we saw bond prices fall as rates rose over this period.

     Though municipal bond prices did decrease, the decline was not as dramatic as the drop in Treasuries.

     This performance differential reflects the fact that Treasuries had become relatively expensive as the result of safe-haven buying during the international economic crises in 1998. As the financial turmoil subsided, however, foreign investors returned to investing in their own countries rather than in U.S. dollar-denominated securities, and the decline in demand caused U.S. Treasuries to drop in price.

     At the end of May 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 93%, compared with the historical average of 86% for the period of 1986-1999. For investors, this meant that quality long-term municipal bonds offered yields comparable to those of long Treasury bonds-- even before the tax advantages of municipal bonds were taken into account. During the funds' fiscal year, that ratio hit a high of 104% in December.

     On an after-tax basis in today's market, municipal bonds continue to present an exceptionally attractive investment option relative to Treasuries.

     During 1998, lower interest rates and the strong economy combined to generate high levels of new municipal issuance and a significant increase in the refinancing of existing bonds. Municipal issuance in 1998 reached $284 billion, up 29% over 1997.

     In the first part of 1999, however, as the market settled into a more stable interest rate environment, refunding activity has dropped off dramatically, resulting in a drop in municipal supply. This, in turn, has enhanced the attractiveness of the municipal bonds that were brought to market, as demand--especially from individual investors--remained relatively strong.

     The Value of Nuveen Expertise. Nuveen Mutual Funds are a diverse collection of investments featuring highly regarded asset management firms--Premier Advisers/SM/--who direct the investment activities of each portfolio.

     The Premier Advisers are firms that have earned a reputation for excellence in their field of expertise--including Nuveen Investment Advisory Services for income investing, Rittenhouse Financial Services for growth investing and Institutional Capital Corporation for value investing.

     For more information on our funds, contact your financial adviser for a prospectus, or call Nuveen at (800) 621-7227, or download one from www.nuveen.com. Please read the prospectus carefully before you invest or send money.

     We encourage you to talk with your financial adviser about Nuveen's expanding array of investments and the ways they can help you establish a diversified portfolio designed to build and sustain long-term financial security.

     We are grateful for the confidence you have placed in us and are dedicated to maintaining your trust in the years ahead.


Sincerely,


/s/ Timothy R. Schwertfeger
--------------------------
    Timothy R. Schwertfeger
    Chairman of the Board

July 15, 1999

NUVEEN FLAGSHIP ARIZONA MUNICIPAL BOND FUND

Report from the Portfolio Manager

Portfolio Manager Mike Davern discusses fund performance, the municipal market and key investment strategies for the Arizona fund for the fiscal year ended May 31, 1999.

Comments cover the year ended May 31, 1999; performance statistics are quoted for Class A shares at net asset value.


How strong is Arizona's economy? Arizona's economy is a healthy mixture of high-technology manufacturing, retail trade, tourism, agriculture, mining and the military. The state's economic and population growth are among the nation's fastest, thanks to a pro-business tax regulatory environment and a high quality of life, which make the state popular with corporations and individuals.

     In 1998, Arizona was No. 1 in the nation for non-agricultural job growth, increasing nearly 5% for the year. In manufacturing job growth, Arizona ranked third behind California and Texas. Unemployment was about 4.7% at May 31, slightly higher than the national average.

     Retail sales are strong, although growth is down slightly from 1998 levels, similar to the national trend. Housing permits are flat for the year, indicating that the economy may be cooling somewhat. Services and retail trade dominate the state's employment sector, which has seen about 30% job growth since 1994.

     Arizona's expanding economy led to growing infrastructure and school financing needs, resulting in strong municipal bond issuance in 1998. Rising interest rates in 1999, however, significantly slowed municipal bond activity-- both new issuance and refundings--in the latter half of the fund's fiscal year.

     There were two reasons the market slowed--the increased interest rates, which primarily slowed new issuance, plus the fact that the refunding market has essentially been exhausted. Municipalities flooded the market with refundings in recent years when interest rates were dropping. A provision of the Tax Reform Act of 1986, however, limits municipalities to only one tax-exempt refunding per issue.

     As was the case nationally, increasing concerns about rising economic growth and potential inflation caused bond yields to rise and prices to fall. However, municipal bonds held their values quite well compared to U.S. Treasury bonds.

     In this economic environment, how did Nuveen Flagship Arizona Municipal Bond Fund perform? Nuveen Flagship Arizona Municipal Bond Fund generated a total return on net asset value of 3.87% in the fiscal year ended May 31. That compares to the 3.63% average annual total return posted by the Lipper Arizona Municipal Debt Peer Group.* The fund ranked 12th out of 39 municipal bond funds in its Lipper category for the fiscal year period. Total return equals a fund's income and capital gains distributions, if any, plus or minus changes in net asset value. The fund's taxable equivalent total return, for investors in the 34.5% combined federal and state income tax bracket, was 6.40%.**

     As of May 31, 1999, the fund's SEC 30-day yield was 4.74%. For investors in the combined 34.5% federal and state income tax bracket, that is equivalent to a yield of 7.24% on a taxable investment.

How did you manage the fund to achieve this performance? We continued to focus on bonds we determined to have a good "call" structure. Issuers generally have the right to call or redeem their bonds after a given date prior to maturity, which they would do if interest rates declined. To protect the fund's income stream, we looked for bonds with call dates far in the future--or better yet, that are noncallable.


* The Lipper Peer Group represents the average return annualized total return of the 39 funds in the Lipper Arizona Municipal Debt category. The return assumes reinvestment dividends and does not reflect any applicable sales charges.

** Taxable equivalent total return equals a fund's taxable equivalent income
   (based on the combined federal and state tax rate) plus capital gains distributions, if any, plus minus or changes in net asset value.

Only 2.5% of the Arizona portfolio is callable between now and the year 2001.

     In addition to call protection, we continued to search for bonds that offered attractive yields and sound underlying credit quality. We rely on Nuveen Research to help identify these opportunities.

     Nuveen Research also helps us monitor events in the municipal market and analyze how those events affect individual state and national municipal markets.

For example, during spring 1998, a major not-for-profit healthcare provider in Philadelphia declared bankruptcy. While the impact of this bankruptcy was most pronounced in the healthcare sector of the Pennsylvania municipal market, it was felt to a lesser extent throughout the municipal market.

     Uncertainty created by the Philadelphia healthcare situation prompted investors to demand higher yields for lower-rated issues across the country, causing the yield "spread," or the difference between the highest credit quality securities and those of lower credit quality, to widen. Prior to the bankruptcy, this spread had been relatively narrow, suggesting that investors were not being compensated adequately for taking on additional credit risk. With spreads having widened, lower-rated securities have become more attractive on a risk-adjusted basis.

     With interest rates at a higher level, and the widening differential between low-rated and high-rated credits, we took the opportunity to investigate lower-rated issues.

     For example, we used the fund's market presence to purchase 100% of an issuance of Maricopa County multifamily housing bonds at a 6.7% yield, representing a 1.50 percentage point premium over yields offered on insured bonds.

     After a thorough investigation by Nuveen Research, we determined that this non-rated bond issue, which is financing apartment buildings for low-income tenants and senior citizens in Maricopa County, met our stringent credit standards.

     In recent months, we have taken advantage of rising interest rates by selling some bonds at a loss--because as interest rates rose, prices of the bonds fell--and subsequently buying similar securities, whose yield now reflected the higher interest rates.

     Called a "swap," this action produced two benefits for the fund and for shareholders--tax efficiency and potentially higher income.

Tax losses were created by the swaps, which will benefit the fund and are used to offset capital gains for up to eight years. The higher yield of the new bonds should boost the fund's income as well.


What is your outlook for Nuveen Flagship Arizona Municipal Bond Fund? Rising interest rates in 1999 have made it advantageous for us to lock in higher yields by extending the portfolio's average maturity beyond that of our peer group. We believe that bond yields are currently attractive in relation to inflation. Should interest rates fall or remain stable, the portfolio's longer effective maturity would be advantageous.

     With Arizona's strong economy and influx of population, we expect buoyant supply and demand for municipal bonds in areas such as housing and utilities.

     We will continue to seek out undervalued securities that provide income and the opportunity for price appreciation through credit rating upgrades.


     "We used the fund's market presence to purchase 100% of an issuance of Maricopa County multifamily housing bonds at a 6.75% yield."

   NUVEEN FLAGSHIP ARIZONA MUNICIPAL BOND FUND

Highlights  as of May 31, 1999

------------------------------------------------------------------------------
Quick Facts
------------------------------------------------------------------------------
                                  A Shares    B Shares    C Shares    R Shares

NAV                                $11.25      $11.24      $11.24      $11.25
------------------------------------------------------------------------------
May's Declared Dividend*          $0.0445     $0.0375     $0.0395     $0.0465
------------------------------------------------------------------------------
Fund Symbol                         FAZTX         N/A       FAZCX       NMARX
------------------------------------------------------------------------------
CUSIP                           67065L104   67065L203   67065L302   67065L401
------------------------------------------------------------------------------
Inception Date                      10/86        2/97        2/94        2/97
------------------------------------------------------------------------------
*  Paid June 1, 1999

------------------------------------------------------------------------------
Total Returns (Annualized)/+/
------------------------------------------------------------------------------
                            A Shares       B Shares    C Shares    R Shares
                         NAV     Offer        NAV         NAV         NAV

 1-Year                  3.87%  -0.49%       3.12%      3.33%        4.09%
------------------------------------------------------------------------------
 1-Year TER**            6.40%   1.93%       5.25%      5.58%        6.74%
------------------------------------------------------------------------------
 5-Year                  7.07%   6.15%       6.38%      6.48%        7.18%
------------------------------------------------------------------------------
10-Year                  7.52%   7.06%       7.05%      6.93%        7.58%
------------------------------------------------------------------------------

/+/ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

** Taxable Equivalent Return (based on a combined federal and state tax rate of 34.5%).

------------------------------------------------------------------------------
Index Comparison/./
------------------------------------------------------------------------------

[LINE CHART APPEARS HERE]

                      Nuveen Flagship       Nuveen Flagship
                          Arizona               Arizona          Lehman Brothers
                         Municipal             Municipal            Municipal
May                  Bond Fund (Offer)      Bond Fund (NAV)        Bond Index
1989                       9,580                10,000               10,000
1990                      10,109                10,552               10,731
1991                      11,039                11,523               11,813
1992                      12,170                12,704               12,974
1993                      13,795                14,400               14,526
1994                      14,060                14,676               14,885
1995                      15,472                16,150               16,240
1996                      16,124                16,831               16,982
1997                      17,389                18,151               18,391
1998                      19,054                19,890               20,117
1999                      19,793                20,661               21,058

Nuveen Flagship Arizona Municipal Bond Fund (Offer) $19,793
Nuveen Flagship Arizona Municipal Bond Fund (NAV) $20,661
Lehman Brothers Municipal Bond Index $21,058

/./ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

-------------------------------------------------------------------------------
Monthly Tax-Free Dividends (Class A Shares)/../
-------------------------------------------------------------------------------

[BAR CHART APPEARS HERE]

Month
-----
June               .0455
July               .0445
August             .0445
September          .0445
October            .0445
November           .0445
December           .0445
January            .0445
February           .0445
March              .0445
April              .0445
May                .0445

/../ The fund also paid shareholders capital gains and net ordinary income distributions in December of $0.0539 per share.

------------------------------------------------------------------------------
Portfolio Statistics
------------------------------------------------------------------------------

Fund Net Assets                                         $118.6 million
Effective Maturity                                         16.43 years
------------------------------------------------------------------------------
Average Effective Duration                                        8.36
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Top Five Sectors/1/
------------------------------------------------------------------------------
Tax Obligation (General)                                              24%
------------------------------------------------------------------------------
U.S. Guaranteed                                                       19%
------------------------------------------------------------------------------
Health Care                                                           15%
------------------------------------------------------------------------------
Tax Obligation (Limited)                                              11%
------------------------------------------------------------------------------
Utilities                                                              6%
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Bond Credit Quality/1/
------------------------------------------------------------------------------

[PIE CHART APPEARS HERE]

AAA/U.S. Guaranteed......67%

AA....................... 7%

A........................12%

BBB/NR...................14%

/1/ as a percentage of total bond holdings

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than original cost. Performance of classes will differ. For additional information, please see the fund's prospectus.

NUVEEN FLAGSHIP COLORADO MUNICIPAL BOND FUND

Report from the Portfolio Manager

Portfolio Manager Mike Davern discusses fund performance, the municipal market and key investment strategies for the Colorado fund for the fiscal year ended May 31, 1999.


Comments cover the year ended May 31, 1999; performance statistics are quoted for Class A shares at net asset value.

In what condition has Colorado's economy been during the fund's fiscal year? Colorado's economy is notably strong, with an unemployment level of just 2.9% in May, and is broadly diversified among high-technology manufacturing, retail trade, tourism, agriculture, energy and mining. It enjoys a pro-business tax and regulatory environment and high quality of life.


How does the economy's strength benefit the local municipal bond market? Colorado's expanding economy led to growing infrastructure and school financing needs, resulting in strong municipal bond issuance in 1998.

     The strength in the economy, however, also led to rising interest rates in 1999, which significantly slowed municipal financing through bond issuance in the latter half of the fund's fiscal year.

     Another continuing constraint on supply in Colorado is that state's Taxpayer's Bill of Rights (TABOR), which was enacted in 1992 and imposed new constitutional limitations on taxes, revenue and debt.

     As was the case nationally, increasing concerns about rising economic growth and potential inflation caused bond yields to rise and prices to fall. However, municipal bonds held their values quite well compared to U.S. Treasury bonds.

How did Nuveen Flagship Colorado Municipal Bond Fund perform during its fiscal year? Nuveen Flagship Colorado Municipal Bond Fund generated a total return on net asset value of 3.76%. That compares to the 3.55% average annual total return posted by the Lipper Colorado Municipal Debt Peer Group.* The fund ranked 8th out of 28 municipal bond funds in the June 1, 1998 through May 31, 1999 period. Total return equals a fund's income plus capital gains distributions, if any, plus or minus changes in net asset value. The fund's taxable equivalent total return, for investors in the 34.5% combined federal and state income tax bracket, was 6.27.**

     As of May 31, 1999, the fund's SEC 30-day yield was 4.80%. For investors in the combined 34.5% federal and state income tax bracket, that is equivalent to a yield of 7.33% on a taxable investment.


How did you manage the fund to achieve this performance? We continued to focus on bonds we determined to have a good "call" structure. Issuers generally have the right to call or redeem their bonds after a given date prior to maturity, which they would do if interest rates declined.

     To protect the fund's income stream, we looked for bonds with calls far into the future--or better yet, that are noncallable. Only 2% of the fund's portfolio is callable before 2002.

     In addition to call protection, we continued to search for bonds that offered attractive yields and sound underlying credit quality.

     In addition to assessing the credit quality of individual issuers, Nuveen Research helps us monitor events in the municipal market and how those events affect individual state and national municipal markets.

     For example, during spring 1998, a major not-for-profit healthcare provider in Philadelphia declared bankruptcy.


* The Lipper Peer Group return represents the average annualized total return of the 28 funds in the Lipper Colorado Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

** Taxable equivalent total return equals a fund's taxable equivalent income
   (based on the combined federal and state tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

While the impact of this bankruptcy was most pronounced in the healthcare sector of the Pennsylvania municipal market, it was felt to a lesser extent throughout the municipal market.

     Uncertainty created by the Philadelphia healthcare situation prompted investors to demand higher yields for lower-rated issues across the country, causing the yield "spread," or the difference between the highest credit quality securities and those of lower credit quality, to widen. Prior to the bankruptcy, this spread had been relatively narrow, suggesting that investors were not being compensated adequately for taking on additional credit risk. With spreads having widened, lower-rated securities have become more attractive on a risk-adjusted basis.

     With interest rates at a higher level, and the widening differential between low-rated and high-rated credits, we took the opportunity to investigate lower-rated issues. Using the expertise of Nuveen Research, we considered only those bonds that offered adequate compensation for the level of risk offered.

     For example, one new issue that met Nuveen's strict credit criteria was $1.25 million worth of non-rated Boulder County Multifamily Housing bonds issued on behalf of the Thistle Community Project, a low income multifamily housing project for the city of Boulder. We purchased these bonds at a 6.5% yield, a full percentage point higher than what insured bonds were offering at the same time.

     We will continue to look for opportunities like the Thistle Community Project bonds to enhance the fund's yield while continuing to apply the same stringent selection process for lower-rated and non-rated purchases.

     In recent months, we have taken advantage of rising interest rates by selling some bonds at a loss--because as interest rates rose, prices of the bonds fell--and subsequently buying similar securities, whose yield now reflected the higher interest rates.

     Called a "swap," this action produced two benefits for the fund and for shareholders--tax efficiency and potentially higher income. Tax losses were created by the swaps, which will benefit the fund and are used to offset capital gains for up to seven years. The higher yield of the new bonds should boost the fund's income as well.

What is your outlook for the Colorado fund? Rising interest rates in 1999 have made it advantageous for us to lock in higher yields by extending the portfolio's average maturity beyond that of our peer group. We believe that bond yields are currently attractive in relation to inflation. Should interest rates fall or remain stable, the portfolio's longer effective maturity would be beneficial.

     With Colorado's strong economy and influx of population, we expect a buoyant supply and demand for municipal bonds in areas such as housing, healthcare, education and utilities.

     We will continue to seek out undervalued securities that provide income and the opportunity for price appreciation through credit rating upgrades.

"We will continue to look for opportunities like the Thistle Community Project bonds to enhance the fund's yield while continuing to apply the same stringent selection process for lower-rated and non-rated purchases."

   NUVEEN FLAGSHIP COLORADO MUNICIPAL BOND FUND

Highlights as of May 31, 1999

------------------------------------------------------------------------------
Quick Facts
------------------------------------------------------------------------------
                                 A Shares    B Shares    C Shares    R Shares

NAV                                $10.68      $10.70      $10.67      $10.69
------------------------------------------------------------------------------
May's Declared Dividend*          $0.0410     $0.0345     $0.0360     $0.0430
------------------------------------------------------------------------------
Fund Symbol                         FA0TX         N/A         N/A         N/A
------------------------------------------------------------------------------
CUSIP                           67065L609   67065L500   67065L807   67065L880
------------------------------------------------------------------------------
Inception Date                       5/87        2/97        2/97        2/97
------------------------------------------------------------------------------
*  Paid June 1, 1999


------------------------------------------------------------------------------
Total Returns (Annualized)/+/
------------------------------------------------------------------------------
                            A Shares       B Shares    C Shares    R Shares
                         NAV     Offer        NAV         NAV         NAV

 1-Year                  3.76%  -0.57%       3.11%      3.19%        4.08%
------------------------------------------------------------------------------
 1-Year TER**            6.27%   1.84%       5.22%      5.40%        6.71%
------------------------------------------------------------------------------
 5-Year                  7.65%   6.74%       7.02%      7.17%        7.78%
------------------------------------------------------------------------------
10-Year                  7.65%   7.18%       7.18%      7.22%        7.71%

/+/ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

** Taxable Equivalent Return (based on a combined federal and state tax rate of 34.5%).


------------------------------------------------------------------------------
Index Comparison/./
------------------------------------------------------------------------------

[LINE CHART APPEARS HERE]

        Nuveen Flagship      Nuveen Flagship    Lehman Brothers
       Colorado Municipal   Colorado Municipal      Municipal
May    Bond Fund (Offer)     Bond Fund (NAV)       Bond Index
1989         9,580               10,000              10,000
1990        10,116               10,559              10,731
1991        11,000               11,482              11,813
1992        12,076               12,606              12,974
1993        13,573               14,169              14,526
1994        13,849               14,456              14,885
1995        15,170               15,835              16,240
1996        15,797               16,489              16,982
1997        17,256               18,012              18,391
1998        19,299               20,145              21,117
1999        20,024               20,902              21,058

Nuveen Flagship Colorado Municipal Bond Fund (Offer) $20,024
Nuveen Flagship Colorado Municipal Bond Fund (NAV) $20,902
Lehman Brothers Municipal Bond Index $21,058


/./ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.


-------------------------------------------------------------------------------
Monthly Tax-Free Dividends (Class A Shares)/../
-------------------------------------------------------------------------------

[BAR CHART APPEARS HERE]


Month
-----
June           .0435
July           .0425
August         .0425
September      .0425
October        .0425
November       .0425
December       .0425
January        .0410
February       .0410
March          .0410
April          .0410
May            .0410

/../ The fund also paid shareholders capital gains distributions in December of $0.0300 per share.


------------------------------------------------------------------------------
Morningstar Rating/TM//1/
------------------------------------------------------------------------------
****
Overall rating among 1,586 municipal bond funds as of 5/31/99


------------------------------------------------------------------------------
Portfolio Statistics
------------------------------------------------------------------------------

Fund Net Assets                                          $46.9 million
------------------------------------------------------------------------------
Effective Maturity                                         20.95 years
------------------------------------------------------------------------------
Average Effective Duration                                        9.34
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Top Five Sectors/2/
------------------------------------------------------------------------------
U.S. Guaranteed                                                       32%
------------------------------------------------------------------------------
Housing (Multifamily)                                                 24%
------------------------------------------------------------------------------
Health Care                                                           13%
------------------------------------------------------------------------------
Transportation                                                        12%
------------------------------------------------------------------------------
Education and Civic Organizations                                      7%
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Bond Credit Quality/2/
------------------------------------------------------------------------------

[PIE CHART APPEARS HERE]

AAA/U.S. Guaranteed......56%

AA.......................19%

A........................ 4%

BBB/NR...................21%


Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than original cost. Performance of classes will differ. For additional information, please see the fund's prospectus.

/1/ The Morningstar rating is an overall rating for the municipal bond category and relates to Class A Shares only; other classes may vary. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 5/31/99 and are subject to change every month. Past performance is no guarantee of future results. Ratings are calculated from the fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns, with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. A shares of the fund received 4 stars for the 3-and 5-year periods and 3 stars for the 10-year period. The top 10% of the funds in a broad asset class receive 5 stars and the next 22.5% receive 4 stars. The fund was rated among 1,586, 1,184, and 368 funds for the three-, five-, and 10-year periods, respectively.

/2/ as a percentage of total bond holdings

NUVEEN FLAGSHIP NEW MEXICO MUNICIPAL BOND FUND

Report from the Portfolio Manager

Portfolio Manager Mike Davern discusses fund performance, the municipal market and key investment strategies for the New Mexico fund for the fiscal year ended May 31, 1999.


Comments cover the year ended May 31, 1999; performance statistics are quoted for Class A shares at net asset value.


In what condition is New Mexico's economy? Although New Mexico's unemployment rate was 6.1% in May, which is higher than the national average, the state's economy is improving. Its per capita income is increasing, and employment levels in service industries have risen about 21% over the past five years.
  In addition to services, New Mexico's major industries include energy, tourism, crafts, agribusiness, manufacturing and mining. The state's economy also benefits from scientific research facilities at Los Alamos, Albuquerque and White Sands.
  New Mexico's expanding economy and growing infrastructure and school financing needs led to increased municipal bond issuance in 1998. Despite rising interest rates in 1999, New Mexico municipal bond issuance continued to increase in recent months. Even so, the state's municipal bond supply is among the smallest in the country.
  We were able to continue to invest the fund in high quality New Mexico bonds, however, thanks to its market presence. That is, the fund's large size and market power gave us access to deals that smaller or individual retail buyers might not hear about.
  As was the case nationally, increasing concerns about strong economic growth and potential inflation caused bond yields to rise and prices to fall. However, municipal bonds held their values quite well compared to U.S. Treasury bonds.


How did Nuveen Flagship New Mexico Municipal Bond Fund perform during its fiscal year? Nuveen Flagship New Mexico Municipal Bond Fund generated a total return on net asset value of 3.74%. That compares to the 3.50% average annual total return posted by the Lipper Other States Municipal Debt Peer Group.* Total return equals a fund's income plus capital gains distributions, if any, plus or minus changes in net asset value. The fund's tax-equivalent total return, for investors with a combined federal and state tax rate of 36.50%, was 6.41%.
  As of May 31, 1999, the fund's SEC 30-day yield was 4.04%. For investors in the combined 36.50% income tax bracket, that is equivalent to a yield of 6.36% on a taxable investment.


How did you manage the fund to achieve this performance? We continued to focus on bonds we determined to have a good "call" structure. Issuers generally have the right to call or redeem their bonds after a given date prior to maturity, which they would do if interest rates declined. To protect the fund's income stream, we looked for bonds with call dates far in the future--or better yet, that are noncallable. Only 2.5% of the New Mexico portfolio is callable between now and the year 2002.
  For instance, we added two bonds that offered attractive yields and good call protection. The first was a AA rated Albuquerque Gross Receipts Tax Revenue bond with a 4.75% coupon maturing in 2022. The second was an insured AAA rated Farmington Pollution Control Revenue Bond issued by Southern California Edison, paying a coupon of 5.125% and maturing in 2029.


* The Lipper Peer Group return represents the average annualized total return of the 79 funds in the Lipper Other States Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

**Taxable equivalent total return equals a fund's taxable equivalent income (based on the combined federal and state tax rate) plus capital gains distributions, if any, plus or minus charges in net asset value.

We will continue to search for attractive opportunities to add to the portfolio as supply comes to market.

  Although the fund's portfolio continues to be of very high quality, with 75% of its holdings rated AAA or AA, Nuveen's extensive research capabilities gives us the ability to identify lower-rated debt that offers strong quality characteristics and the opportunity for additional yield.

  In addition to assessing the credit quality of individual issuers, Nuveen Research helps us monitor events in the municipal market and analyze how those events affect individual state and national municipal markets.

  For example, during spring 1998, a major not-for-profit healthcare provider in Philadelphia declared bankruptcy. While the impact of this bankruptcy was most pronounced in the healthcare sector of the Pennsylvania municipal market, it was felt to a lesser extent throughout the municipal market.

  Uncertainty created by the Philadelphia health-care situation prompted investors to demand higher yields for lower-rated issues across the country, causing the yield "spread," or the difference between the highest credit quality securities and those of lower credit quality, to widen. Prior to the bankruptcy, this spread had been relatively narrow, suggesting that investors were not being compensated adequately for taking on additional credit risk. With spreads having widened, lower-rated securities have become more attractive on a risk-adjusted basis.

  With interest rates higher, and the widening differential between low-rated and high-rated credits, we took the opportunity to investigate lower-rated issues. Using the expertise of Nuveen Research, we considered only those bonds that offered adequate compensation for the level of risk offered.

  For instance, we invested in some lower-rated hospital revenue bonds that offered a 5.5% coupon due June 2028. As a large purchaser in the state, we were able to purchase a large percentage of the issue. We believe that this is an example of a high-quality lower investment-grade credit that is hard to find in a state with sporadic issuance.

  In recent months, we have taken advantage of rising interest rates by selling some bonds at a loss--because as interest rates rose, prices of the bonds fell-- and subsequently buying similar securities, whose yield now reflected the higher interest rates.

  Called a "swap," this action produced two benefits for the fund and for shareholders--tax efficiency and potentially higher income. Tax losses were created by the swaps, which will benefit the fund and are used to offset capital gains for up to eight years. The higher yield of the new bonds should boost the fund's income as well.


What is your outlook for Nuveen Flagship New Mexico Municipal Bond Fund? Rising interest rates in 1999 have made it advantageous for us to lock in higher yields by extending the portfolio's average maturity beyond that of our peer group.

  We believe that bond yields are currently attractive in relation to inflation. Should interest rates fall or remain stable, the portfolio's longer effective maturity would be advantageous.

  We will continue to seek out undervalued securities that provide income and the opportunity for price appreciation through credit rating upgrades.

"To protect the fund's income stream, we looked for bonds with call dates far in the future--or better yet, that are noncallable. Only 2.5% of the New Mexico portfolio is callable between now and the year 2002."

   NUVEEN FLAGSHIP NEW MEXICO MUNICIPAL BOND FUND

Highlights as of May 31, 1999


------------------------------------------------------------------------------
Quick Facts
------------------------------------------------------------------------------
                                  A Shares    B Shares    C Shares    R Shares

NAV                                 $10.58      $10.57      $10.58      $10.60
------------------------------------------------------------------------------
May's Declared Dividend*           $0.0395     $0.0330     $0.0350     $0.0415
------------------------------------------------------------------------------
Fund Symbol                          FNMTX         N/A         N/A         N/A
------------------------------------------------------------------------------
CUSIP                            67065L781   67065L773   67065L765   67065L757
------------------------------------------------------------------------------
Inception Date                        9/92        2/97        2/97        2/97
------------------------------------------------------------------------------
*  Paid June 1, 1999



------------------------------------------------------------------------------
Total Returns (Annualized)/+/
------------------------------------------------------------------------------
                            A Shares       B Shares    C Shares    R Shares
                         NAV     Offer        NAV         NAV         NAV

1-Year                   3.74%  -0.64%       2.89%      3.22%        3.86%
------------------------------------------------------------------------------
1-Year TER**             6.41%   1.92%       5.13%      5.59%        6.66%
------------------------------------------------------------------------------
5-Year                   7.00%   6.10%       6.31%      6.55%        7.15%
------------------------------------------------------------------------------
Since Inception          6.74%   6.06%       6.07%      6.31%        6.85%

/+/ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

** Taxable Equivalent Return (based on a combined federal and state tax rate of 36.5%).


------------------------------------------------------------------------------
Index Comparison/./
------------------------------------------------------------------------------

[LINE CHART APPEARS HERE]

               Nuveen Flagship     Nuveen Flagship
                 New Mexico          Mew Mexico        Lehman Brothers
                  Municipal           Municipal           Municipal
September     Bond Fund (Offer)    Bond Fund (NAV)       Bond Index
---------
  1992              9,580              10,000              10,000
   May
   ---
  1993             11,063              11,548              11,274
  1994             10,547              11,010              10,999
  1995             11,691              12,204              12,230
  1996             12,423              12,967              12,969
  1997             13,588              14,184              14,140
  1998             14,830              15,480              15,372
  1999             14,897              15,550              15,549

Nuveen Flagship New Mexico Municipal Bond Fund (Offer) $14,897
Nuveen Flagship New Mexico Municipal Bond Fund (NAV) $15,550
Lehman Brothers Municipal Bond Index $15,549


/./ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.


-------------------------------------------------------------------------------
Monthly Tax-Free Dividends (Class A Shares)
-------------------------------------------------------------------------------

[BAR CHART APPEARS HERE]

Month
-----
June          .0420
July          .0410
August        .0410
September     .0410
October       .0410
November      .0410
December      .0410
January       .0395
February      .0395
March         .0395
April         .0395
May           .0395

------------------------------------------------------------------------------
Portfolio Statistics
------------------------------------------------------------------------------

Fund Net Assets                                          $61.9 million
------------------------------------------------------------------------------
Effective Maturity                                         21.23 years
------------------------------------------------------------------------------
Average Effective Duration                                        8.19
------------------------------------------------------------------------------



------------------------------------------------------------------------------
Top Five Sectors/1/
------------------------------------------------------------------------------
Tax Obligation (Limited)                                              25%
------------------------------------------------------------------------------
Housing (Single Family)                                               17%
------------------------------------------------------------------------------
Education & Civic Organizations                                       15%
------------------------------------------------------------------------------
Housing (Multifamily)                                                  8%
------------------------------------------------------------------------------
U.S. Guaranteed                                                        8%
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Bond Credit Quality/1/
------------------------------------------------------------------------------

[PIE CHART APPEARS HERE]

AAA/U.S. Guaranteed......62%

AA.......................13%

A........................15%

BBB/NR...................10%


/1/ as a percentage of total bond holdings



Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than original cost. Performance of classes will differ. For additional information, please see the fund's prospectus.

                  Portfolio of Investments
                  Nuveen Flagship Arizona Municipal Bond Fund
                  May 31, 1999



  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Consumer Cyclical - 0.9%

$ 1,000,000    Mesa, Arizona, Industrial Development Authority, Industrial Revenue          No Opt. Call         N/R     $1,065,730
                 Bonds (TRW Vehicle Safety System Inc. Project), Series 1992, 7.250%,
                 10/15/04 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Consumer Staples - 0.2%

    250,000    Casa Grande, Arizona, Industrial Development Authority, Pollution Control    12/02 at 103          A1        274,583
                 Revenue Bonds (Frito-Lay Inc/PepsiCo), Series 1984, 6.650%, 12/01/14
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 4.7%

    570,000    Arizona Educational Loan Marketing Corporation, 1992 Educational              3/02 at 101         Aa2        605,312
                 Loan Revenue Bonds, Series B, 7.000%, 3/01/05 (Alternative Minimum Tax)

    100,000    Arizona Educational Loan Marketing Corporation, Educational Loan              9/02 at 101          Aa        106,983
                 Revenue Bonds, 6.375%, 9/01/05 (Alternative Minimum Tax)

  1,500,000    Student Loan Acquisition Authority of Arizona, Student Loan Revenue           5/04 at 102          Aa      1,601,610
                 Bonds, Series 1994B, Subordinated Fixed Rate Bonds, 6.600%, 5/01/10
                 (Alternative Minimum Tax)

  2,500,000    The Industrial Development Authority of the City of Glendale, Arizona,        5/08 at 101        BBB+      2,444,300
                 Revenue Bonds, Midwestern University, Series 1998A, 5.375%, 5/15/28

    115,000    The Industrial Development Authority of the City of Glendale, Arizona,        5/06 at 102         AAA        122,838
                 Revenue Bonds, Midwestern University, Series 1996A,
                 6.000%, 5/15/16

    300,000    Arizona Board of Regents, University of Arizona, System Revenue Refunding     6/02 at 102          AA        323,124
                Bonds, Series 1992, 6.250%, 6/01/11

    335,000    Yavapai County Community College, District of Yavapai County, Arizona,        7/03 at 101          A-        351,814
                 Revenue Bonds, Series 1993, 6.000%, 7/01/12
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 15.3%

  1,250,000    Arizona Health Facilities Authority, Revenue Bonds (Arizona Voluntary        10/99 at 101         AAA      1,278,250
                 Hospital Federation Pooled Loan Program), 1985 Series B, 7.250%,
                 10/01/13

  4,500,000    The Industrial Development Authority of the County of Maricopa,               7/08 at 101           A      4,341,870
                 Arizona, Health Facility Revenue Bonds (Catholic Healthcare West
                 Project), 1998 Series A, 5.000%, 7/01/16

  2,775,000    The Industrial Development Authority of the County of Maricopa,              No Opt. Call         AAA      3,426,709
                 Arizona, Samaritan Health Services, Hospital System Revenue Refunding
                 Bonds, Series 1990A, 7.000%, 12/01/16

    375,000    The Industrial Development Authority of the County of Maricopa,              12/00 at 102         AAA        402,296
                 Arizona, Hospital Refunding Revenue Bonds (John C. Lincoln Hospital
                 and Health Center), Series 1990, 7.500%, 12/01/13

    600,000    The Industrial Development Authority of the County of Maricopa,               9/05 at 101         AAA        611,706
                 Arizona, Baptist Hospital System, Revenue Refunding Bonds, Series 1995,
                 5.500%, 9/01/16

               The Industrial Development Authority of the City of Phoenix, Arizona,
               Hospital Revenue Bonds (John C. Lincoln Hospital and Health Center),
               Series 1994:
    500,000      6.000%, 12/01/10                                                           12/03 at 102        BBB+        517,835
    500,000      6.000%, 12/01/14                                                           12/03 at 102        BBB+        517,145

               The Industrial Development Authority of the County of Pima, Arizona,
               Health Care System Revenue Bonds, Carondelet Health Care Corporation of
               Arizona Issue, Series 1993:
    500,000      5.250%, 7/01/12                                                            No Opt. Call         AAA        519,930
    640,000      5.250%, 7/01/13                                                            No Opt. Call         AAA        664,890

  1,500,000    Scottsdale Industrial Development Authority (Scottsdale Memorial             No Opt. Call         AAA      1,596,675
                 Hospitals), 5.500%, 9/01/12

  3,000,000    Industrial Development Authority of the City of Scottsdale, Arizona,          9/07 at 102         AAA      3,234,270
                 Hospital Revenue Refunding Bonds (Scottsdale Memorial Hospitals),
                 Series 1997A, 6.125%, 9/01/17




  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care (continued)

$1,055,000     The Industrial Development Authority of the City of Winslow, Arizona,         6/08 at 101         N/R     $1,015,321
                 Hospital Revenue Bonds (Winslow Memorial Hospital Project), Series 1998,
                 5.500%, 6/01/22
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 6.2%

 2,900,000     The Industrial Development Authority of the County of Maricopa,              10/09 at 102         N/R      2,866,273
                 Arizona, Multifamily Housing Revenue Bonds (Metro Gardens-Mesa Ridge
                 Apartments Project), Series 1999A, 6.700%, 10/01/29

   295,000     Phoenix Housing Finance Corporation, Arizona, Mortgage Revenue                7/02 at 101         AAA        308,924
                 Refunding Bonds, Series 1992A (FHA-Insured Mortgage Loans - Section 8
                 Assisted Projects), 6.500%, 7/01/24

               The Industrial Development Authority of the City of Phoenix, Arizona,
               Mortgage Revenue Refunding Bonds, Series 1992 (FHA-Insured Mortgage Loan -
               Chris Ridge Village Project):
   200,000       6.750%, 11/01/12                                                           11/02 at 101         AAA        211,342
   425,000       6.800%, 11/01/25                                                           11/02 at 101         AAA        449,076

   500,000     The Industrial Development Authority of the City of Phoenix, Arizona,         2/03 at 102         Aaa        515,400
                 Multifamily Housing Revenue Refunding Bonds, Series 1993 (GNMA
                 Collateralized Meadow Glen Apartment Project), 5.800%, 8/20/28

 2,500,000     The Industrial Development Authority of the City of Phoenix, Arizona,        12/05 at 103         AAA      2,477,000
                 Multifamily Housing Revenue Bonds, Series 1998A (Heather Ridge
                 Apartments Project), 5.200%, 12/15/21 (Alternative Minimum Tax)

   500,000     The Industrial Development Authority of the City of Tempe, Arizona,           6/03 at 102         AAA        527,660
                 Multifamily Mortgage Refunding Bonds, Series 1993A (FHA-Insured
                 Mortgage Loan - Quadrangles Village Apartments), 6.250%, 6/01/26
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 4.0%

 1,500,000     The Industrial Development Authority of the County of Maricopa,               6/08 at 108         Aaa      1,609,170
                 Arizona, Single Family Mortgage Revenue Refunding Bonds
                 (Mortgage-Backed Securities Program), Series 1998B, 4.750%,
                 12/01/30 (Alternative Minimum Tax)

   440,000     The Industrial Development Authority of the City of Phoenix, Arizona,         6/05 at 102         AAA        457,631
                 Statewide Single Family Mortgage Revenue Bonds, Series 1995, 6.150%,
                 12/01/08 (Alternative Minimum Tax)

 1,400,000     The Industrial Development Authority of the City of Phoenix,              4/08 at 101 1/2         AAA      1,398,138
                 Arizona, Statewide Single Family Mortgage Revenue Bonds, 1998
                 Series C, 5.300%, 4/01/20 (Alternative Minimum Tax)

   355,000     The Industrial Development Authority of the County of Pima, Arizona,          8/05 at 102           A        377,127
                 Single Family Mortgage Revenue Refunding Bonds, Series 1995A, 6.500%,
                 2/01/17

   800,000     The Industrial Development Authority of the County of Pima,                   5/07 at 102         AAA        850,416
                 Arizona, Single Family Mortgage Revenue Bonds, Series 1997A, 6.250%,
                 11/01/30 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 1.5%

 1,645,000     The Industrial Development Authority of the County of Cochise,               12/04 at 102         AAA      1,826,427
                 Arizona, Tax Exempt Mortgage Revenue Refunding Bonds, Series 1994A
                 (GNMA Collateralized - Sierra Vista Care Center), 6.750%, 11/20/19
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 23.7%

   800,000     City of Chandler, Arizona, General Obligation Refunding Bonds, Series         7/01 at 101         AAA        856,528
                 1991, 7.000%, 7/01/12

               Sierra Vista Unified School District No. 68 of Cochise County, Arizona,
               General Obligation Refunding Bonds, Series 1992:
   250,000       7.500%, 7/01/09                                                            No Opt. Call         AAA        307,128
   300,000       7.500%, 7/01/10                                                            No Opt. Call         AAA        370,770

   375,000     Maricopa Rural Road Improvement District of Pinal County, Arizona,            7/99 at 101         N/R        379,864
                 Refunding Bonds, Series 1994, 6.900%, 7/01/05

   675,000     Peoria Unified School District No. 11 of Maricopa County, Arizona,           No Opt. Call         AAA        493,688
                 Refunding Bonds, Second Series of 1992, 0.000%, 7/01/06

   480,000     Peoria Unified School District No. 11 of Maricopa County, Arizona,            7/01 at 101         AAA        507,590
                 School Improvement and Refunding Bonds, Series 1992, 6.400%, 7/01/10

13

            Portfolio of Investments
            Nuveen Flagship Arizona Municipal Bond Fund (continued)
            May 31, 1999




  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General (continued)

               Kyrene Elementary School District No. 28 of Maricopa County, Arizona,
               Refunding Bonds, Series 1993C:
$ 4,000,000      0.000%, 7/01/07                                                            No Opt. Call         AAA   $  2,777,240
  1,870,000      0.000%, 1/01/09                                                            No Opt. Call         AAA      1,193,154
  3,805,000      0.000%, 1/01/10                                                            No Opt. Call         AAA      2,288,099
  2,500,000      0.000%, 7/01/10                                                            No Opt. Call         AAA      1,467,675
  6,000,000      0.000%, 1/01/11                                                            No Opt. Call         AAA      3,407,880

     50,000    Kyrene Elementary School District No. 28 of Maricopa County,                  7/02 at 100         AAA         52,664
                  Arizona, School Improvement Bonds, Project of 1990,
                  Series 1993E, 6.000%, 7/01/12

               Glendale Elementary School District No. 40 of Maricopa County, Arizona,
               School Improvement and Refunding Bonds, Series 1995:
    500,000      6.200%, 7/01/09                                                             7/05 at 101         AAA        550,320
  2,500,000      6.250%, 7/01/10                                                             7/05 at 101         AAA      2,758,225
  1,750,000      6.300%, 7/01/11                                                             7/05 at 101         AAA      1,927,993

  2,000,000    Gilbert Unified School District No. 41 of Maricopa County, Arizona,          No Opt. Call         AAA      1,495,400
                 Refunding Bonds, Series 1994, 0.000%, 1/01/06

    500,000    Gilbert Unified School District No. 41 of Maricopa County, Arizona,           7/08 at 100         AAA        555,800
                 School Improvement Bonds, Project of 1993, Series D, 6.250%, 7/01/15

    515,000    Alhambra Elementary School District No. 68 of Maricopa County, Arizona,       7/04 at 102         AAA        581,806
                 School Improvement and Refunding Bonds, Series 1994A, 6.750%, 7/01/14

    310,000    Chandler Unified School District No. 80 of Chandler County, Arizona,         No Opt. Call         AAA        350,095
                 School Improvement and Refunding Bonds, Series 1994, 6.250%, 7/01/11

  1,275,000    Maricopa County, Arizona, School District No. 98, Fountain Hills             No Opt. Call         AAA        932,522
                 Unit, Refunding Bonds, 0.000%, 7/01/06

    635,000    Blue Ridge Unified School District No. 32 of Navajo County, Arizona,          7/06 at 101         AAA        681,526
                 School Improvement Bonds (Projects of 1994), Series 1996, 5.800%,
                 7/01/14

  1,000,000    Tucson Unified School District No. 1 of Pima County, Arizona, Refunding      No Opt. Call         AAA      1,238,840
                Bonds, Series 1992, 7.500%, 7/01/10

    500,000    Tanque Verde Unified School District No. 13 of Pima County, Arizona,          7/04 at 102         AAA        562,870
                School Improvement and Refunding Bonds, Series 1994, 6.700%, 7/01/10

    500,000    Commonwealth of Puerto Rico, Public Improvement Bonds of 1997, 5.375%,        7/07 at 100           A        503,890
                 7/01/25

    315,000    Scottsdale Mountain Community Facilities District, Scottsdale, Arizona,       7/03 at 102           A        336,319
                 District General Obligation Bonds, Series 1993A, 6.200%, 7/01/17

    225,000    City of Tempe, Arizona, General Obligation Bonds, Series 1992B, 6.000%,       7/02 at 101         AA+        240,658
                 7/01/08

    180,000    Tempe Union High School District No. 213 of Maricopa County, Arizona,         7/04 at 101         AAA        194,402
                 School Improvement and Refunding Bonds, Series 1994, 6.000%, 7/01/12

  1,130,000    City of Tucson, Arizona, General Obligation Refunding Bonds, Series 1997,     7/07 at 100          AA      1,110,960
                 5.000%, 7/01/19
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited--10.8%

    250,000    State of Arizona, Refunding Certificates of Participation, Series 1992B,      9/02 at 102         AAA        268,770
                 6.250%, 9/01/10

    225,000    Arizona Municipal Financing Program, Certificates of Participation,          No Opt. Call         AAA        263,747
                 Series 11, 8.000%, 8/01/17

    965,000    City of Bullhead, Bullhead Parkway District Improvement Bonds, 6.100%,        1/03 at 103         Baa      1,035,291
                 1/01/13

    550,000    City of Douglas, Arizona, Municipal Property Corporation, Municipal           7/05 at 101         AAA        581,235
                 Facilities Excise Tax Revenue Bonds, Series 1995, 5.750%, 7/01/15

    280,000    Eloy Municipal Property Corporation, Municipal Facilities Revenue Bonds,      7/02 at 101         BBB        299,989
                 Series 1992, 7.000%, 7/01/11

    385,000    City of Flagstaff, Arizona, Junior Lien Street and Highway User Revenue      No Opt. Call         AAA        425,086
                 Bonds, Series 1992, 5.900%, 7/01/10

    300,000    Hospital District No. One, Maricopa County, Arizona, Hospital Facilities      6/04 at 101         AAA        325,989
                 Refunding Bonds, Series 1992B, 6.250%, 6/01/10

  1,000,000    Hospital District No. One, Maricopa County, Arizona, General Obligation       6/06 at 101           A      1,071,570
                 Bonds, Series 1996, 6.500%, 6/01/17



  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited (continued)

               City of Peoria, Arizona, Improvement District No. 8801 (North Valley
               Power Center), Improvement Bonds:
$   425,000      7.300%, 1/01/12                                                             1/03 at 101         BBB   $    458,635
    460,000      7.300%, 1/01/13                                                             1/03 at 101         BBB        496,404

    300,000    City of Phoenix, Arizona, Junior Lien Street and Highway User Revenue         7/02 at 102          A+        323,556
                 Refunding Bonds, Series 1992, 6.250%, 7/01/11

               Pinal County, Arizona, Certificates of Participation, Series 1994:
    300,000      6.375%, 6/01/06                                                             6/02 at 101          AA        323,154
    200,000      6.500%, 6/01/09                                                             6/02 at 101          AA        216,140

  2,050,000    Puerto Rico Highway and Transportation Authority, Highway Revenue             7/16 at 100           A      2,108,425
                 Bonds, Series Y of 1996, 5.500%, 7/01/36

  1,200,000    Puerto Rico Highway and Transportation Authority, Transportation              7/08 at 101           A      1,139,856
                 Revenue Bonds, Series A, 5.000%, 7/01/38

  2,350,000    Puerto Rico Public Buildings Authority, Government Facilities             7/07 at 101 1/2           A      2,336,206
                  Revenue Bonds, Series B, Guaranteed by the Commonwealth of
                  Puerto Rico, 5.250%, 7/01/21

    850,000    City of Tucson, Arizona, Certificates of Participation, Series                7/04 at 100          AA        924,579
                 1994, 6.375%, 7/01/09

    175,000    Business Development Finance Corporation, Tucson, Arizona, Local              7/02 at 102         AAA        188,503
                 Development Lease Revenue Refunding Bonds, Series 1992,
                 6.250%, 7/01/12
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 1.7%

    500,000    City of Phoenix, Arizona, Airport Revenue Bonds, Series 1994D,                7/04 at 102         AAA        547,510
                 6.400%, 7/01/12 (Alternative Minimum Tax)

  1,000,000    City of Phoenix, Arizona, Civic Improvement Corporation, Senior               7/08 at 101         AAA        975,050
                  Lien Airport Revenue Bonds, Series 1998A, 5.000%, 7/01/25

    500,000    Tucson, Arizona, Airport Authority Inc., Revenue Bonds, Series                6/00 at 102         AAA        526,055
                 1990B, 7.125%, 6/01/15 (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 18.5%

    300,000    Arizona Health Facilities Authority, Hospital System Revenue Refunding        9/03 at 100         AAA        327,528
                 Bonds (Phoenix Baptist Hospital and Medical Center, Inc. and Medical
                 Environments, Inc.), Series 1992, 6.250%, 9/01/11

    200,000    Arizona Municipal Financing Program, Certificates of Participation,          No Opt. Call         AAA        248,170
                 Series 20, 7.700%, 8/01/10

    300,000    Arizona Board of Regents, Arizona State University, System Revenue            7/02 at 101         Aaa        329,904
                 Bonds, Series 1989, 7.000%, 7/01/15 (Pre-refunded to 7/01/02)

               Sedona-Oak Creek Joint Unified School District No. 9 of Coconino and
               Yavapai Counties, Arizona, School Improvement Bonds, Project
                 of 1992, Series 1992A:
    250,000      6.700%, 7/01/06 (Pre-refunded to 7/01/01)                                   7/01 at 101       A-***        267,085
    250,000      6.750%, 7/01/07 (Pre-refunded to 7/01/01)                                   7/01 at 101       A-***        267,333

    385,000    The Industrial Development Authority of the City of Glendale,                 5/06 at 102         AAA        429,622
                 Arizona, Revenue Bonds, Midwestern University, Series 1996A,
                 6.000%, 5/15/16 (Pre-refunded to 5/15/06)

    345,000    Maricopa County, Arizona, Hospital Revenue Bonds, Series 1980                No Opt. Call         AAA        421,649
                 (St. Luke's Hospital Medical Center), 8.750%, 2/01/10

 16,300,000    The Industrial Development Authority of the County of Maricopa,              No Opt. Call         AAA      6,992,863
                 Arizona, Single Family Mortgage Revenue Bonds, Series 1984,
                 0.000%, 2/01/16

    270,000    Peoria Unified School District No. 11 of Maricopa County, Arizona,            7/01 at 101         AAA        287,061
                 School Improvement and Refunding Bonds, Series 1992, 6.400%,
                 7/01/10 (Pre-refunded to 7/01/01)

    265,000    Kyrene Elementary School District No. 28 of Maricopa County,                  7/02 at 100         AAA        281,406
                 Arizona, School Improvement Bonds, Project of 1990, Series 1993E,
                 6.000%, 7/01/12 (Pre-refunded to 7/01/02)

    190,000    Chandler Unified School District No. 80 of Chandler County, Arizona,          7/11 at 100         AAA        217,392
                 School Improvement and Refunding Bonds, Series 1994, 6.250%,
                 7/01/11 (Pre-refunded to 7/01/11)

    700,000    Peoria Municipal Development Authority, Inc., Municipal Facilities            7/99 at 102         AAA        716,275
                 Revenue Bonds, Series 1991, 7.000%, 7/01/10 (Pre-refunded to 7/01/99)

          Portfolio of Investments
          Nuveen Flagship Arizona Municipal Bond Fund (continued)
          May 31, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

 $1,000,000    City of Phoenix, Arizona, Civic Improvement Corporation, Junior               7/06 at 100        Aaa      $1,078,380
                 Lien Water System Revenue Bonds, Series 1996, 5.600%,
                 7/01/18 (Pre-refunded to 7/01/06)

    500,000    City of Phoenix, Arizona, Senior Lien Street and Highway User                 7/02 at 102       AA***        544,780
                Revenue Bonds, Series 1992,  6.250%, 7/01/11

    460,000    Pima County, Arizona, Sewer Revenue Refunding Bonds, Series 1991,             7/01 at 101         AAA        492,278
                6.750%, 7/01/15 (Pre-refunded to 7/01/01)

  1,925,000    Tatum Ranch Community Facilities District, Arizona, General                   7/02 at 102        A***      2,124,661
                Obligation Bonds, Series 1991A, 6.875%, 7/01/16
                (Pre-refunded to 7/01/02)

    420,000    Tempe Union High School District No. 213 of Maricopa County,                  7/04 at 101         AAA        459,837
                Arizona, School Improvement and Refunding Bonds, Series 1994,
                6.000%, 7/01/12 (Pre-refunded to 7/01/04)

 11,570,000    Tucson and Pima County Industrial Development Authorities, Single            No Opt. Call         AAA      5,362,926
                Family Mortgage Bonds, 0.000%, 12/01/14

    500,000    City of Tucson, Arizona, General Obligation Bonds, Series 1984-G,             7/04 at 101         AAA        553,115
                6.250%, 7/01/18 (Pre-refunded to 7/01/04)

     75,000    Business Development Finance Corporation, Tucson, Arizona, Local              7/02 at 102         AAA         81,518
                Development Lease Revenue Refunding Bonds, Series 1992, 6.250%,
                7/01/12 (Pre-refunded to 7/01/02)

    390,000    City of Tucson, Arizona, Water System Revenue Bonds, Series                   7/06 at 101         AAA        432,896
                1994-A, 6.000%, 7/01/21 (Pre-refunded to 7/01/06)
----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 6.4%

    500,000    Central Arizona Water Conservation District (Central Arizona                 No Opt. Call         AA-        534,345
                Project), Contract Revenue Refunding Bonds, Series 1993A,
                5.500%, 11/01/10

      5,000    Central Arizona Water Conservation District (Central Arizona                  5/01 at 102         AA-          5,320
                Project), Contract Revenue Bonds, Series 1991B, 6.500%, 11/01/11

  2,000,000    Coconino County, Arizona, Pollution Control Corporation,                     10/06 at 102         BBB      2,147,480
                Pollution Control Revenue Bonds (Nevada Power Company Project),
                Series 1996, 6.375%, 10/01/36 (Alternative Minimum Tax)

    500,000    Mohave County, Arizona, Industrial Development Authority,                     2/00 at 101         AA-        514,680
                Industrial Development Revenue Bonds (Citizens Utilities
                Company Project), Series 1991B, 7.150%, 2/01/26 (Alternative
                Minimum Tax

    500,000    The Industrial Development Authority of the County of Mohave,                11/03 at 101         AA-        536,530
                Arizona, Industrial Development Revenue Bonds, 1994 Series
                (Citizens Utilities Company Projects), 6.600%, 5/01/29
                (Alternative Minimum Tax)

    210,000    The Industrial Development Authority of the County of Pima,                   1/02 at 103         AAA        230,660
                Arizona, Industrial Development Lease Obligation Refunding
                Revenue Bonds, 1988 Series A (Irvington  Project), 7.250%,
                7/15/10

  2,000,000    Puerto Rico Electric Power Authority, Power Revenue Refunding             7/08 at 101 1/2        BBB+      1,857,380
                Bonds, Series EE, 4.750%, 7/01/24

    200,000    Puerto Rico Electric Power Authority, Power Revenue Bonds, Series         7/07 at 101 1/2         AAA        203,418
                AA, 5.375%, 7/01/27

    500,000    Salt River Project Agricultural Improvement and Power District,              No Opt. Call          AA        544,040
                Arizona, Electric System Revenue Refunding Bonds, Series 1993A,
                5.750%, 1/01/10

  1,000,000    The Industrial Development Authority of the County of Yavapai,                6/07 at 101         AA-      1,015,870
                Arizona, Industrial Development Revenue Bonds (Citizens Utilities
                Company Project), Series 1998, 5.450%, 6/01/33
                (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 4.8%

    175,000    Wastewater Management Authority of Arizona, Wastewater Treatment              7/02 at 102         AAA        187,037
                Financial Assistance Revenue Bonds, Series 1992A, 5.950%, 7/01/12

    250,000    Wastewater Management Authority of Arizona, Wastewater Treatment              7/05 at 102         AAA        264,470
                Financial Assistance Revenue Bonds, Series 1995, 5.750%, 7/01/15

  1,750,000    City of Chandler, Arizona, Water and Sewer Revenue Refunding                  7/01 at 101         AAA      1,868,230
                Bonds, Series 1991, 6.750%, 7/01/06

               City of Cottonwood, Arizona, Sewer Revenue Refunding Bonds,
                Series 1992:

    500,000     6.900%, 7/01/03                                                              7/02 at 101         BBB        538,275
    100,000     7.000%, 7/01/06                                                              7/02 at 101         BBB        107,512
    100,000     7.000%, 7/01/07                                                              7/02 at 101         BBB        107,094

   Principal                                                                               Optional Call                     Market
      Amount   Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer (continued)

$    610,000   The Industrial Development Authority of the County of Maricopa,              12/07 at 102         AAA   $    610,238
                 Water System Improvement Revenue Bonds (Chaparral City Water
                 Company Project), Series 1997A, 5.400%, 12/01/22 (Alternative
                 Minimum Tax)
     540,000   Pima County, Arizona, Sewer Revenue Refunding Bonds, Series 1991,             7/01 at 101         AAA        575,018
                 6.750%, 7/01/15
     800,000   Sedona, Arizona, Sewer Revenue Refunding Bonds, Series 1992,                  7/04 at 101        BBB+        869,991
                 7.000%, 7/01/12
     500,000   City of Tucson, Arizona, Water System Revenue Bonds, Series 1991,             7/01 at 102          A+        536,954
                 6.700%, 7/01/12
------------------------------------------------------------------------------------------------------------------------------------
$135,865,000   Total Investments  -- (cost $108,460,415)  -- 98.7%                                                      117,028,652
============------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities  -- 1.3%                                                                     1,562,695
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets  -- 100%                                                                                     $118,591,347
               =====================================================================================================================

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**    Ratings (not covered by the report of independent public accountants):
      Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.


                                 See accompanying notes to financial statements.

                 Portfolio of Investments
                 Nuveen Flagship Colorado Municipal Bond Fund
                 May 31, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 6.5%

$   300,000    Colorado Student Obligation Bond Authority, Student Loan                      9/00 at 100           A     $  308,865
                Revenue Bonds, 1991 Series A3, 7.250%, 9/01/05 (Alternative
                Minimum Tax)

    240,000    Colorado Student Obligation Bond Authority, Student Loan                      9/02 at 102           A        254,640
                Revenue Bonds, 1992 Series C, 7.150%, 9/01/06 (Alternative
                Minimum Tax)

  1,500,000    Hyland Hills Park and Recreation District, Adams County,                     12/06 at 101         N/R      1,614,345
                Colorado Special Revenue Refunding and Improvement Bonds,
                Series 1996A, 6.750%, 12/15/15

    900,000    Board of Trustees of the University of Northern Colorado,                     6/08 at 100         AAA        876,807
                Auxiliary Facilities System Revenue Refunding Bonds,
                Series 1998A, 5.000%, 6/01/24
------------------------------------------------------------------------------------------------------------------------------------
               Health Care - 12.2%

    500,000    Colorado Health Facilities Authority, Revenue Bonds (Catholic                12/07 at 101          AA        480,845
                Health Initiatives), Series 1997A, 5.125%, 12/01/22

    750,000    Colorado Health Facilities Authority, Hospital Revenue Bonds                  9/08 at 100        Baa1        721,170
                (Parkview Medical Center, Inc. Project), Series 1998, 5.300%, 9/01/25

  2,500,000    Colorado Health Facilities Authority, Revenue Bonds (Steamboat                9/09 at 101         N/R      2,454,625
                Springs Health Care Association Project), Series 1999, 5.700%, 9/15/23

               Board of Trustees for the Gunnison Valley Hospital, Gunnison County, Colorado,
               Hospital Revenue:
    325,000     5.300%, 7/01/10                                                              7/08 at 101         N/R        321,389
    275,000     5.350%, 7/01/11                                                              7/08 at 101         N/R        270,782
  1,250,000     5.625%, 7/01/23                                                              7/08 at 101         N/R      1,212,263

    250,000    County of Pueblo, Colorado, Insured Hospital Refunding Revenue                9/01 at 101         AAA        269,320
                Bonds (Parkview Episcopal Medical Center, Inc. Project),
                Series 1991A, 7.000%, 9/01/09
------------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 23.4%
  1,500,000    Colorado Housing and Finance Authority, Multi-Family Housing                 10/06 at 102         AA+      1,590,195
                Insured Mortgage Revenue Bonds, 1996 Series C3, 6.250%, 10/01/38

  1,150,000    Colorado Housing and Finance Authority, Multi-Family Housing              4/07 at 101 1/2         AA+      1,208,179
                Insured Mortgage Revenue Bonds, 1997 Series B2, 5.900%, 10/01/38
                (Alternative Minimum Tax)

    460,000    Colorado Housing and Finance Authority, Multi-Family Housing                  4/05 at 102         AA+        493,980
                Insured Mortgage Revenue Bonds, 1995 Series A, 6.650%, 10/01/28
                (Alternative Minimum Tax)

  1,265,000    Colorado Housing and Finance Authority, Multi-Family Housing                 10/07 at 102         AA+      1,309,768
                Insured Mortgage Revenue Bonds, 1997 Series C2, 5.750%, 10/01/39
                (Alternative Minimum Tax)

  1,215,000    Colorado Housing and Finance Authority, Multi-Family Housing                 10/08 at 101         AA+      1,225,425
                Insured Mortgage Revenue Bonds, 1998 Series B2, 5.450%, 10/01/28
                (Alternative Minimum Tax)

  2,000,000    City and County of Denver, Colorado, Multi-Family Housing                    10/07 at 102         AAA      2,060,840
                Revenue Bonds (FHA-Insured Mortgage Loan - The Boston Lofts Project),
                Series 1997A, 5.850%, 10/01/38 (Alternative Minimum Tax)

  1,000,000    City and County of Denver, Colorado, Multi-Family Housing                     5/07 at 102         AAA      1,022,000
                Revenue Bonds (FHA-Insured Mortgage Loan - The Buerger Brothers and
                Denver Fire Clay Lofts Project), Series 1997A, 5.700%, 11/01/28
                (Alternative Minimum Tax)

  1,000,000    City and County of Denver, Colorado, Multi-Family Housing                     7/08 at 102         AAA        999,950
                Mortgage Revenue Bonds (FHA-Insured Mortgage Loan - Garden Court
                Community), Series 1998, 5.300%, 7/01/28

  1,000,000    City of Lakewood, Colorado, Multi-Family Housing Mortgage                    10/05 at 102         AAA      1,077,740
                Revenue Bonds (FHA-Insured Mortgage Loan - The Heights by Marston
                Lake Project), Series 1995, 6.650%, 10/01/25 (Alternative Minimum Tax)

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 2.8%

$   185,000    Colorado Housing and Finance Authority, Single Family Program                 8/01 at 102         AA+     $  192,783
                Senior Bonds, 1991 Issue C-2 (Federally Insured or Guaranteed
                Mortgage Loans), 7.375%, 8/01/23 (Alternative Minimum Tax)

    850,000    Colorado Housing and Finance Authority, Single Family Housing                No Opt. Call         Aa1        550,783
                Revenue Refunding Bonds, 1991 Series A, 0.000%, 11/01/06

    100,000    Commerce City, Colorado, Single Family Mortgage Revenue Refunding             3/02 at 101         Aaa        104,012
                Bonds, 1992 Series A, 6.875%, 3/01/12

    115,000    Pueblo County, Colorado, Single Family Mortgage Revenue Bonds                 6/02 at 102         AA-        121,961
                (GNMA and FNMA Mortgage-Backed Securities Program), Series 1994A,
                6.850%, 12/01/25

    300,000    Pueblo County, Colorado, Single Family Mortgage Revenue Refunding            11/04 at 102         AAA        321,912
                Bonds (GNMA and FNMA Mortgage-Backed Securities Program), Series
                1994A, 7.050%, 11/01/27
------------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 2.3%

  1,000,000    Colorado Health Facilities Authority, First Mortgage Revenue Bonds            1/07 at 101         N/R      1,071,800
                (Christian Living Campus - Johnson Center Nursing Facility Refunding
                Project), Series 1997A, 7.050%, 1/01/19
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 4.2%

    450,000    Cherry Creek Vista Park and Recreation District, Colorado, General           10/02 at 100         N/R        474,201
                Obligation Refunding and Improvement Bonds, Series 1992B,
                6.875%, 10/01/11

    500,000    El Paso School District No. RJ-1, El Paso and Elbert Counties,               12/04 at 100         AA-        556,815
                Colorado, General Obligation Bonds, Series 1995, 6.800%, 12/01/14

    250,000    Pitkin County, Colorado, General Obligation Open Space Refunding             12/04 at 102          A2        282,073
                and Improvement Bonds, Series 1994, 6.875%, 12/01/24

    500,000    Commonwealth of Puerto Rico, General Obligation Public Improvement            7/08 at 101           A        479,640
                Bonds, Series 1998, 5.000%, 7/01/28

    190,000    Valley Metropolitan District, Colorado, Jefferson County, General            12/00 at 101        Baa2        200,070
                Obligation Refunding Bonds, Series 1992, 7.000%, 12/15/06
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 3.8%

    500,000    City of Fort Collins, Colorado, Lease Certificates of                        12/08 at 100         AAA        494,530
                Participation (Civic Center Facilities Project), Series 1998,
                5.125%, 12/01/18

    175,000    Jefferson County, Colorado, Refunding Certificates of                        12/02 at 102         AAA        192,903
                Participation, 6.650%, 12/01/08

    300,000    Puerto Rico Public Buildings Authority, Government Facilities             7/07 at 101 1/2           A        298,239
                Revenue Bonds, Series B, Guaranteed by the Commonwealth of
                Puerto Rico, 5.250%, 7/01/21

    750,000    City of Woodland Park, Colorado, Limited Sales Tax Refunding                 12/03 at 101          AA        812,258
                Bonds, Series 1994B, 6.400%, 12/01/12
------------------------------------------------------------------------------------------------------------------------------------
               Transportation - 11.2%

    750,000    City and County of Denver, Colorado, Airport System Revenue Bonds,           11/07 at 101         AAA        753,885
                Series 1997E, 5.250%, 11/15/17

    500,000    City and County of Denver, Colorado, Special Facilities Airport              10/02 at 102        Baa3        531,860
                Revenue Bonds (United Air Lines Project), Series 1992A, 6.875%,
                10/01/32 (Alternative Minimum Tax)

  1,005,000    E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,               9/09 at 100         AAA        935,786
                Series 1997A, 4.750%, 9/01/23

  6,790,000    E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,              No Opt. Call         AAA      1,978,334
                Series 1997B, 0.000%, 9/01/22

  1,000,000    Eagle County Air Terminal Corporation, Airport Terminal Project               5/06 at 101         N/R      1,075,680
                Revenue Bonds, Series 1996, 7.500%, 5/01/21 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 30.9%

  4,300,000    E-470 Public Highway Authority, Capital Improvement Trust Fund           8/05 at 95 29/32         Aaa      3,147,256
                Highway Revenue Bonds, Senior Bonds of Arapahoe County, Colorado,
                0.000%, 8/31/06 (Pre-refunded to 8/31/05)

  6,500,000    Arapahoe County, Colorado, Single Family Mortgage Revenue Bonds,             No Opt. Call         AAA      3,810,625
                Series 1984A, 0.000%, 9/01/10

    300,000    Colorado Health Facilities Authority, Revenue Bonds (Rose Medical             8/01 at 102         AAA        326,334
                Center), Series 1991, 7.000%, 8/15/21 (Pre-refunded to 8/15/01)

                 Portfolio of Investments
                 Nuveen Flagship Colorado Municipal Bond Fund (continued) May 31, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

$   500,000    Colorado Housing Finance Authority, Single Family Revenue Bonds,             No Opt. Call         Aaa    $   233,710
                1985 Series A, 0.000%, 9/01/14

  3,500,000    Colorado Health Facilities Authority, Retirement Facilities                  No Opt. Call         AAA        863,975
                (Liberty Heights), 0.000%, 7/15/24

    900,000    City of Colorado Springs, Colorado, Utilities System Revenue                 No Opt. Call         AAA      1,067,760
                Bonds, Series 1978B, 6.600%, 11/15/18

    250,000    City and County of Denver, Colorado Industrial Development                    3/01 at 102         AAA        270,865
                Revenue Bonds (University of Denver Project), Series 1991,
                7.500%, 3/01/16 (Pre-refunded to 3/01/01)

    500,000    School District No. 38, County of El Paso and State of Colorado,             12/01 at 101         AAA        542,490
                General Obligation Bonds, Collateralized Project Fixed Rate
                Certificates of Participation (Colorado Association of School
                Boards Lease Purchase Finance Program), Series 1992A, 6.900%, 12/01/13
                (Pre-refunded to 12/01/01)

  3,000,000    El Paso County, Colorado, Single Family Mortgage Revenue Bonds,              No Opt. Call         AAA      1,318,710
                1984 Series A, 0.000%, 9/01/15

    250,000    Fountain Valley Authority, Colorado, Water Treatment Refunding                6/01 at 100       AA***        264,878
                Revenue Bonds, Series 1991, 6.800%, 12/01/19 (Pre-refunded to 6/01/01)

  4,000,000    Mesa County, Colorado, Residual Revenue and Refunding Bonds,                 No Opt. Call         Aaa      2,199,200
                Series 1992, 0.000%, 12/01/11

    300,000    Town of Parker, Colorado, Sales and Use Tax Revenue Improvement              11/00 at 100      N/R***        317,535
                Bonds, Series 1991B, 7.600%, 11/01/10 (Pre-refunded to 11/01/00)

    100,000    Regional Transportation District, Colorado, Sales Tax Revenue                11/00 at 101         AAA        106,082
                Bonds, Series 1990, 7.100%, 11/01/10 (Pre-refunded to 11/01/00)
------------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 0.3%

    120,000    Colorado Water Resources and Power Development Authority, Small              11/02 at 100         AAA        129,690
                Water Resources Revenue Bonds, 1992 Series A, 6.700%, 11/01/12
------------------------------------------------------------------------------------------------------------------------------------
$60,110,000    Total Investments - (cost $42,821,034) - 97.6%                                                            45,801,763
===========-------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 2.4%                                                                       1,140,325
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                        $46,942,088
               =====================================================================================================================


               * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

               *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

               N/R  Investment is not rated.


                                 See accompanying notes to financial statements.

                Portfolio of Investments
                Nuveen Flagship New Mexico Municipal Bond Fund
                May 31, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Basic Materials - 1.8%

$ 1,000,000    Lordsburg, New Mexico, Pollution Control Revenue Refunding                    4/03 at 102          A2    $ 1,086,810
                Bonds (Phelps Dodge Corporation Project), Series 1993, 6.500%, 4/01/13
------------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 15.0%

  1,600,000    New Mexico Educational Assistance Foundation, Student Loan                    4/02 at 102         AAA      1,725,984
                Revenue Bonds, Series 1992A, 6.850%, 4/01/05 (Alternative Minimum Tax)

    400,000    New Mexico Educational Assistance Foundation, Student Loan                   12/02 at 101         Aaa        412,608
                Revenue Bonds, Senior 1992 Series One-A, 6.550%, 12/01/05
                (Alternative Minimum Tax)

    185,000    New Mexico Educational Assistance Foundation, Student Loan                   12/02 at 101           A        193,928
                Revenue Bonds, 1992 Series One, Subordinate 1992 Series One B,
                6.850%, 12/01/05 (Alternative Minimum Tax)

    810,000    New Mexico Educational Assistance Foundation, Student Loan                    6/04 at 102         Aaa        834,899
                Purchase Bonds, Senior 1994 Series II-A, 5.500%, 12/01/07
                (Alternative Minimum Tax)

    750,000    New Mexico Educational Assistance Foundation, Student Loan                   No Opt. Call         Aaa        790,845
                Purchase Bonds, Senior 1995 Series IV-A1, 6.500%, 3/01/04
                (Alternative Minimum Tax)

    435,000    Puerto Rico Industrial, Medical, Educational and Environmental               No Opt. Call        BBB-        456,902
                Pollution Control Facilities Financing Authority, Higher
                Education Revenue Refunding Bonds, 1993 Series A (Catholic University
                of Puerto Rico Project), 5.600%, 12/01/07

               City of Santa Fe, New Mexico, Educational Facilities Revenue
               Improvement and Refunding Revenue Bonds (College of Santa Fe Project),
               Series 1997:
    500,000     6.000%, 10/01/13                                                            10/07 at 100        BBB-        531,095
    500,000     5.875%, 10/01/21                                                            10/07 at 100        BBB-        508,855

    500,000    City of Santa Fe, New Mexico Educational Facilities                          10/07 at 100        BBB-        486,830
                Improvement Revenue Bonds (College of Santa Fe Project),
                Series 1998A, 5.500%, 10/01/28

  3,000,000    Regents of the University of New Mexico, System Revenue                      No Opt. Call          AA      3,327,090
                Refunding Bonds, Series 1992A, 6.000%, 6/01/21
------------------------------------------------------------------------------------------------------------------------------------
               Health Care - 5.5%

    450,000    City of Albuquerque, New Mexico, Hospital System Revenue                      8/02 at 102         AAA        488,628
                Bonds, 1992 Series A (Presbyterian Healthcare Services),
                6.375%, 8/01/07

  3,000,000    New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds,           6/08 at 101        Baa1      2,911,200
                Series 1998 (Memorial Medical Center Inc. Project), 5.500%, 6/01/28
------------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 8.0%

  1,000,000    Las Cruces, New Mexico, Housing Development Corporation,                      4/02 at 102           A      1,046,900
                Multi-family Mortgage Revenue Refunding Bonds, Series 1993A,
                6.400%, 10/01/19

    500,000    New Mexico Mortgage Finance Authority, Multi-family Housing                   7/07 at 102         AAA        514,305
                Revenue Bonds (Rio Volcan II Apartments Project), Series 1997,
                5.650%, 7/01/18 (Alternative Minimum Tax)

  2,340,000    Santa Fe Civic Housing Authority, Inc., Multi-family Housing                  8/08 at 100         AAA      2,368,384
                Revenue Bonds (The Tuscany at St. Francis Project), Tax-Exempt
                Series 1998A, 5.500%, 8/01/30 (Alternative Minimum Tax)

  1,000,000    Villa Hermosa Affordable Housing Corporation, New Mexico,                     5/07 at 102         AAA      1,046,360
                Multi-family Revenue Bonds (Villa Hermosa Apartments Project),
                Series 1997, 5.900%, 5/20/27 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 16.5%

  1,960,000    New Mexico Mortgage Finance Authority, Single Family Mortgage                 7/06 at 102         AAA      2,081,226
                Program Bonds, 1996 Series D1, 6.250%, 7/01/22

  1,430,000    New Mexico Mortgage Finance Authority, Single Family Mortgage                 7/07 at 102         AAA      1,511,181
                Program Bonds, 1996 Series G-2, 6.200%, 7/01/28 (Alternative Minimum Tax)

          Portfolio of Investments
          Nuveen Flagship New Mexico Municipal Bond Fund (continued)
          May 31, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family (continued)

$ 1,245,000    New Mexico Mortgage Finance Authority, Single Family Mortgage                 7/05 at 102         AAA    $ 1,327,382
                Program Bonds, 1995 Series A, Class D, 6.650%, 7/01/26
                (Alternative Minimum Tax)

     85,000    New Mexico Mortgage Finance Authority, Single Family Mortgage                 7/02 at 102         Aa1         88,293
                Purchase Refunding Senior Bonds, 1992 Series A-1, 6.850%, 7/01/10

    625,000    New Mexico Mortgage Finance Authority, Single Family Mortgage                 7/02 at 102         Aa1        658,813
                Purchase Refunding Senior Bonds, 1992 Series A-2, 6.900%, 7/01/24

  1,500,000    New Mexico Mortgage Finance Authority, Single Family Mortgage                 7/07 at 102         AAA      1,536,915
                Program Bonds, 1997 Series F-2, 5.700%, 7/01/29 (Alternative
                Minimum Tax)

  1,000,000    New Mexico Mortgage Finance Authority, Single Family Mortgage                 7/07 at 102         AAA      1,006,910
                Program Bonds, 1997 Series G-2, 5.400%, 7/01/29 (Alternative
                Minimum Tax)

  1,000,000    New Mexico Mortgage Finance Authority, Single Family Mortgage                 1/08 at 102         AAA      1,007,950
                Program Bonds, 1998 Series A-2, 5.450%, 7/01/28 (Alternative
                Minimum Tax)

  1,000,000    New Mexico Mortgage Finance Authority, Single Family Mortgage                 7/08 at 102         AAA        993,970
                Program Bonds, 1998 Series E-2, 5.200%, 7/01/18 (Alternative
                Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 5.7%

  1,500,000    City of Albuquerque, New Mexico, Revenue Refunding Bonds (The                 6/03 at 102         AAA      1,609,170
                Evangelical Lutheran Good Samaritan Society), Series 1993,
                5.900%, 6/01/13

  1,000,000    City of Hobbs, New Mexico, Health Facilities Revenue Bonds,                   5/06 at 102         AAA      1,021,520
                Series 1996 (The Evangelical Lutheran Good Samaritan Society
                Project), 5.500%, 5/01/26

    500,000    Las Cruces, New Mexico, Health Facilities Revenue Refunding                  12/02 at 102         AAA        544,555
                Bonds, Series 1992 (The Evangelical Lutheran Good Samaritan
                Society Project), 6.450%, 12/01/17

    350,000    City of Socorro, New Mexico, Health Facilities Refunding                      5/04 at 102         AAA        381,819
                Revenue Bonds (The Evangelical Lutheran Good Samaritan Society
                Project), Series 1994, 6.000%, 5/01/08
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 3.8%

               Grants/Cibola County School District Number One, Cibola County, New Mexico,
               General Obligation School Building Bonds, Series 1994:
    480,000     6.250%, 5/01/08                                                              5/04 at 100        Baa2        510,187
    510,000     6.250%, 5/01/09                                                              5/04 at 100        Baa2        540,926

    100,000    Commonwealth of Puerto Rico, General Obligation Public                        7/07 at 100           A        100,778
                Improvement Bonds of 1997, 5.375%, 7/01/25

  1,000,000    Commonwealth of Puerto Rico, General Obligation Public                       No Opt. Call           A      1,021,190
                Improvement Bonds of 1998, 5.250%, 7/01/18

    200,000    Torrance County, New Mexico, General Obligation Bonds, Series                 7/00 at 100         N/R        202,598
                1993, 5.500%, 7/01/04
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 24.7%

  1,880,000    City of Albuquerque, New Mexico, Gross Receipts/Lodgers Tax                  No Opt. Call         AAA      1,035,936
                Refunding and Improvement Revenue Bonds, Series 1991B, 0.000%, 7/01/11

  1,000,000    City of Albuquerque, New Mexico, Gross Receipts/Lodgers Tax                   7/09 at 100          AA        961,220
                Refunding Revenue Bonds, Series 1999B, 5.000%, 7/01/25

  1,000,000    City of Albuquerque, New Mexico Gross Receipts Tax Refunding                  7/09 at 100          AA        931,600
                Revenue Bonds, Series 1999C, 4.750%, 7/01/22

  1,000,000    Bernalillo County New Mexico, Gross Receipts Tax Refunding                   No Opt. Call          AA      1,014,860
                Revenue Bonds, Series 1998, 5.200%, 4/01/21

  1,050,000    Dona Ana County, New Mexico, Gross Receipts Tax Refunding and                 6/03 at 102          AA      1,142,726
                Improvement Revenue Bonds, Series 1993, 6.000%, 6/01/19

  1,000,000    Dona Ana County, New Mexico, Gross Receipts Tax Refunding and                No Opt. Call         Aaa      1,056,230
                Improvement Revenue Bonds, Subordinate Series 1998, 5.500%, 6/01/16

    250,000    Las Cruces, New Mexico, Gross Receipts Tax Revenue Refunding                 12/02 at 101           A        268,210
                Bonds, Series 1992, 6.250%, 12/01/05

               Puerto Rico Highway and Transportation Authority, Highway
               Revenue Bonds, Series Y of 1996:
  3,550,000     5.500%, 7/01/36                                                              7/16 at 100           A      3,651,175
    750,000     5.000%, 7/01/36                                                              7/16 at 100           A        723,623

  4,000,000    Santa Fe County, New Mexico, Correctional System Revenue                     No Opt. Call         AAA      4,488,640
                Bonds, Series 1997, 6.000%, 2/01/27

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*    Ratings**         Value
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 1.7%

 $1,000,000    City of Albuquerque, New Mexico, Airport Revenue Bonds, Series                7/00 at 105          AAA   $ 1,075,060
                 1995A, 6.600%, 7/01/16 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 7.9%

  2,370,000    City of Albuquerque, New Mexico, Gross Receipts/Lodgers Tax                  No Opt. Call          AAA     1,327,698
                 Refunding and Improvement Revenue Bonds, Series 1991B, 0.000%,
                 7/01/11

    250,000    City of Albuquerque, New Mexico, Joint Water and Sewer System                 7/00 at 100          AAA       257,158
                 Revenue Bonds, Series 1990 A, 6.000%, 7/01/15 (Pre-refunded to
                 7/01/00)

     90,000    Las Cruces, New Mexico, Joint Utility Refunding and Improvement               7/02 at 102        A1***        98,060
                 Revenue Bonds, Series 1992, 6.250%, 7/01/12

               Rio Grande Natural Gas Association, Dona Ana County, New Mexico, Natural
               Gas System Refunding and Improvement Revenue Bonds, Series 1993:
    100,000      6.000%, 7/01/07 (Pre-refunded to 7/01/03)                                   7/03 at 100        A3***       107,028
  1,000,000      6.125%, 7/01/13 (Pre-refunded to 7/01/03)                                   7/03 at 100        A3***     1,074,940

               Sandoval County, New Mexico, Gross Receipts Tax / Fire District
               Revenue Bonds, Series 1993:
    225,000      6.600%, 12/01/04 (Pre-refunded to 12/01/99)                                12/99 at 100       N/R***       229,298
    200,000      6.900%, 12/01/07 (Pre-refunded to 12/01/99)                                12/99 at 100       N/R***       204,120

    375,000    Sandoval County, New Mexico, Gross Receipts Tax Revenue                      11/02 at 102      Baa1***       416,085
                Refunding Bonds, Series 1992, 6.900%, 11/01/12 (Pre-refunded to 11/01/02)

    130,000    Sandoval County, New Mexico, Gross Receipts Tax Revenue                      12/02 at 102      Baa1***       142,825
                Refunding Bonds, Series 1992A, 6.500%, 12/01/06 (Pre-refunded to 12/01/02)

    500,000    Sandoval County, New Mexico, Gross Receipts Tax Revenue Bonds,               11/05 at 101       N/R***       586,205
                Subordinate Series 1994, 7.150%, 11/01/10 (Pre-refunded to
                11/01/05)

    327,000    Santa Fe County, New Mexico, Office and Training Facilities                  No Opt. Call          Aaa       427,804
                Project Revenue Bonds, Series 1990, 9.000%, 7/01/07
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 6.8%

    985,000    City of Farmington, New Mexico, Pollution Control Revenue                    12/02 at 102          AAA     1,072,754
                Refunding Bonds, 1992 Series A (Public Service Company of New
                Mexico, San Juan and Four Corners Projects), 6.375%, 12/15/22

  1,000,000    City of Farmington, New Mexico, Pollution Control Refunding                   4/09 at 102          AAA       976,040
                Revenue Bonds (Southern California Edison Company Four Corners
                Project), 1999 Series A, 5.125%, 4/01/29

  1,000,000    City of Las Cruces, New Mexico, South Central Solid Waste                     6/05 at 100            A     1,044,230
                Authority, Environmental Services Gross Receipts Tax/Project
                Revenue Bonds, Series 1995, 6.000%, 6/01/16

  1,000,000    Incorporated County of Los Alamos, New Mexico, Utility System                 7/04 at 102          AAA     1,086,100
                Revenue Bonds, Series 1994A, 6.000%, 7/01/15
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 1.3%

  1,000,000    City of Albuquerque, New Mexico, Joint Water and Sewer System                No Opt. Call          AAA       692,659
                Revenue Bonds, Series 1990 A, 0.000%, 7/01/07

    100,000    City of Grants, New Mexico, Joint Water and Sewer Utility                     7/99 at 106         Baa3       105,897
                Refunding and Improvement Revenue Bonds, Series 1993, 5.600%,
                1/01/08
-----------------------------------------------------------------------------------------------------------------------------------
$60,587,000    Total Investments - (cost $57,714,529) - 98.7                                                             61,075,187
===========    --------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.3%                                                                         832,741
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                        $61,907,928
               ====================================================================================================================

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

               Statement of Net Assets
               May 31, 1999


                                                                           Arizona       Colorado     New Mexico
----------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)         $117,028,652    $45,801,763    $61,075,187
Cash                                                                            --        487,653             --
Receivables:
  Fund manager (note 6)                                                         --            339             --
  Interest                                                               1,931,742        501,732      1,212,942
  Investments sold                                                       2,240,817         10,115             --
  Shares sold                                                              124,179        189,267         93,601
Other assets                                                               109,083         95,267        105,796
----------------------------------------------------------------------------------------------------------------
       Total assets                                                    121,434,473     47,086,136     62,487,526
----------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                             407,546             --        284,473
Payables:
  Investments purchased                                                  1,894,327             --             --
  Shares redeemed                                                          278,100         25,995        143,526
Accrued expenses:
  Management fees (note 6)                                                  12,864             --         29,021
  12b-1 distribution and service fees (notes 1 and 6)                       21,951         11,357         13,284
  Other                                                                     23,775         34,854         31,504
Dividends payable                                                          204,563         71,842         77,790
----------------------------------------------------------------------------------------------------------------
       Total liabilities                                                 2,843,126        144,048        579,598
----------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                   $118,591,347    $46,942,088    $61,907,928
================================================================================================================
Class A Shares (note 1)
Net assets                                                            $ 86,451,615    $39,189,178    $56,314,794
Shares outstanding                                                       7,685,510      3,669,777      5,323,124
Net asset value and redemption price per share                        $      11.25    $     10.68    $     10.58
Offering price per share (net asset value per share plus maximum
  sales charge of 4.20% of offering price)                            $      11.74    $     11.15    $     11.04
================================================================================================================
Class B Shares (note 1)
Net assets                                                            $  4,180,287    $ 4,424,454    $ 2,721,154
Shares outstanding                                                         371,950        413,680        257,343
Net asset value, offering and redemption price per share              $      11.24    $     10.70    $     10.57
================================================================================================================
Class C Shares (note 1)
Net assets                                                            $  6,425,618    $ 2,464,350    $ 2,393,400
Shares outstanding                                                         571,440        230,941        226,284
Net asset value, offering and redemption price per share              $      11.24    $     10.67    $     10.58
================================================================================================================
Class R Shares (note 1)
Net assets                                                            $ 21,533,827    $   864,106    $   478,580
Shares outstanding                                                       1,914,576         80,865         45,146
Net asset value, offering and redemption price per share              $      11.25    $     10.69    $     10.60
================================================================================================================

                                 See accompanying notes to financial statements.
24

               Statement of Operations
               Year Ended May 31,1999

                                                                            Arizona     Colorado    New Mexico
--------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                              $ 6,546,903   $2,508,406   $ 3,354,965
--------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                    654,071      247,714       336,445
12b-1 service fees - Class A (notes 1 and 6)                                175,649       78,533       113,081
12b-1 distribution and service fees - Class B (notes 1 and 6)                28,034       30,378        20,117
12b-1 distribution and service fees - Class C (notes 1 and 6)                50,336       12,612        15,270
Shareholders' servicing agent fees and expenses                              74,585       16,625        22,873
Custodian's fees and expenses                                                63,163       37,344        44,937
Trustees' fees and expenses (note 6)                                          2,949        1,331         1,872
Professional fees                                                            12,923       16,207        11,880
Shareholders' reports - printing and mailing expenses                        46,862       48,481        42,328
Federal and state registration fees                                           7,449        4,759         4,954
Other expenses                                                                7,278        2,311         3,414
--------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement      1,123,299      496,295       617,171
  Custodian fee credit (note 1)                                                (825)      (1,662)       (2,529)
  Expense reimbursement (note 6)                                           (113,607)     (33,939)      (36,645)
--------------------------------------------------------------------------------------------------------------
Net expenses                                                              1,008,867      460,694       577,997
--------------------------------------------------------------------------------------------------------------
Net investment income                                                     5,538,036    2,047,712     2,776,968
--------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain from investment transactions (notes 1 and 4)              935,923      511,179       514,535
Net change in unrealized appreciation or depreciation of investments     (1,936,011)    (996,714)   (1,120,839)
--------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                         (1,000,088)    (485,535)     (606,304)
--------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                              $ 4,537,948   $1,562,177   $ 2,170,664
==============================================================================================================

                       See accompanying notes to financial statements.
25

               Statement of Changes in Net Assets

                                                       Arizona                     Colorado                   New Mexico
                                             ---------------------------   -------------------------   -------------------------
                                               Year Ended     Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                  5/31/99        5/31/98       5/31/99       5/31/98       5/31/99       5/31/98
--------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                        $  5,538,036   $  5,346,805   $ 2,047,712   $ 1,744,521   $ 2,776,968   $ 2,580,223
Net realized gain from investment
  transactions (notes 1 and 4)                    935,923        546,400       511,179       231,489       514,535       184,412
Net change in unrealized appreciation
  or depreciation of investments               (1,936,011)     4,023,073      (996,714)    1,920,494    (1,120,839)    2,447,338
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations      4,537,948      9,916,278     1,562,177     3,896,504     2,170,664     5,211,973
--------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                      (4,101,755)    (4,135,375)   (1,812,447)   (1,680,403)   (2,560,974)   (2,506,960)
  Class B                                        (114,786)       (22,463)     (122,188)      (41,768)      (79,582)      (37,062)
  Class C                                        (278,780)      (172,117)      (66,954)      (14,892)      (81,442)      (25,798)
  Class R                                      (1,045,871)    (1,018,591)      (42,768)      (33,606)      (22,648)      (16,170)
From accumulated net realized gains
  from investment transactions:
  Class A                                        (412,344)      (132,275)     (108,785)           --            --            --
  Class B                                         (13,676)          (677)       (8,851)           --            --            --
  Class C                                         (32,343)        (5,284)       (4,777)           --            --            --
  Class R                                        (101,198)       (31,231)       (2,536)           --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
  distributions to shareholders                (6,100,753)    (5,518,013)   (2,169,306)   (1,770,669)   (2,744,646)   (2,585,990)
--------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares               18,304,296     17,232,021    12,388,138     9,498,060     8,678,647     9,586,060
Net proceeds from shares issued to
  shareholders due to reinvestment
  of distributions                              2,660,537      2,750,177       854,120       881,170     1,006,025     1,454,066
--------------------------------------------------------------------------------------------------------------------------------
                                               20,964,833     19,982,198    13,242,258    10,379,230     9,684,672    11,040,126
Cost of shares redeemed                       (15,184,364)   (15,141,453)   (6,264,853)   (4,121,233)   (5,522,676)   (7,327,443)
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
  from Fund share transactions                  5,780,469      4,840,745     6,977,405     6,257,997     4,161,996     3,712,683
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                      4,217,664      9,239,010     6,370,276     8,383,832     3,588,014     6,338,666
Net assets at the beginning of year           114,373,683    105,134,673    40,571,812    32,187,980    58,319,914    51,981,248
--------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                $118,591,347   $114,373,683   $46,942,088   $40,571,812   $61,907,928   $58,319,914
================================================================================================================================
Balance of undistributed/(over-distributed)
  net investment income at end of year       $      2,794   $      5,950   $       649   $    (2,706)  $    36,803   $     4,481
================================================================================================================================

                                 See accompanying notes to financial statements.
26

Notes to Financial Statements


1. General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Arizona Municipal Bond Fund ("Arizona"), the Nuveen Flagship Colorado Municipal Bond Fund ("Colorado") and the Nuveen Flagship New Mexico Municipal Bond Fund ("New Mexico") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 1999, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Funds intend to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 1999, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of investors.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 1999.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                                                  Arizona
                                                                        -----------------------------------------------------------
                                                                                 Year Ended                      Year Ended
                                                                                   5/31/99                         5/31/98
                                                                       ----------------------------     --------------------------
                                                                           Shares            Amount         Shares          Amount
----------------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                1,012,200      $ 11,573,874        939,381    $ 10,594,838
 Class B                                                                  263,892         3,014,513        119,506       1,355,584
 Class C                                                                  128,946         1,472,159        316,012       3,587,493
 Class R                                                                  196,220         2,243,750        150,054       1,694,106
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                  151,919         1,743,724        175,183       1,969,412
 Class B                                                                    3,175            36,412          1,093          12,309
 Class C                                                                   12,655           145,186         10,523         118,375
 Class R                                                                   64,055           735,215         57,709         650,081
----------------------------------------------------------------------------------------------------------------------------------
                                                                        1,833,062        20,964,833      1,769,461      19,982,198
----------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                               (1,018,708)      (11,664,214)    (1,120,408)    (12,656,620)
 Class B                                                                  (37,352)         (424,518)       (10,128)       (112,911)
 Class C                                                                 (125,596)       (1,433,816)       (62,551)       (705,918)
 Class R                                                                 (145,051)       (1,661,816)      (147,567)     (1,666,004)
----------------------------------------------------------------------------------------------------------------------------------
                                                                       (1,326,707)      (15,184,364)    (1,340,654)    (15,141,453)
----------------------------------------------------------------------------------------------------------------------------------
Net increase                                                              506,355      $  5,780,469        428,807    $  4,840,745
==================================================================================================================================

                                                                                           Colorado
                                                                       -------------------------------------------------
                                                                             Year Ended                Year Ended
                                                                               5/31/99                   5/31/98
                                                                       -----------------------   -----------------------
                                                                          Shares        Amount      Shares        Amount
------------------------------------------------------------------------------------------------------------------------
Shares sold:
   Class A                                                               671,535   $ 7,279,788     681,355   $ 7,321,628
   Class B                                                               267,870     2,914,260     107,622     1,152,203
   Class C                                                               181,898     1,970,240      70,146       756,209
   Class R                                                                20,587       223,850      25,721       268,020
Shares issued to shareholders due to reinvestment of distributions:
   Class A                                                                65,037       707,625      76,970       817,880
   Class B                                                                 7,439        81,081       2,159        22,985
   Class C                                                                 2,392        26,018         752         8,060
   Class R                                                                 3,619        39,396       3,027        32,245
------------------------------------------------------------------------------------------------------------------------
                                                                       1,220,377    13,242,258     967,752    10,379,230
------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                                                              (516,805)   (5,592,710)   (385,803)   (4,121,180)
   Class B                                                               (15,048)     (162,708)         (5)          (53)
   Class C                                                               (34,394)     (371,975)         --            --
   Class R                                                               (12,716)     (137,460)         --            --
------------------------------------------------------------------------------------------------------------------------
                                                                        (578,963)   (6,264,853)   (385,808)   (4,121,233)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                             641,414   $ 6,977,405     581,944   $ 6,257,997
========================================================================================================================

                                                                                           New Mexico
                                                                       -------------------------------------------------
                                                                              Year Ended                 Year Ended
                                                                                5/31/99                   5/31/98
                                                                       -----------------------   -----------------------
                                                                          Shares        Amount      Shares        Amount
------------------------------------------------------------------------------------------------------------------------
Shares sold:
   Class A                                                               564,095   $ 6,050,839     698,030   $ 7,365,655
   Class B                                                               139,498     1,495,072      79,732       842,865
   Class C                                                               105,480     1,131,654     123,525     1,304,991
   Class R                                                                   101         1,082       6,637        72,549
Shares issued to shareholders due to reinvestment of distributions:
   Class A                                                                85,290       915,668     136,279     1,420,855
   Class B                                                                 3,639        39,054       1,262        13,257
   Class C                                                                 3,293        35,364         525         5,545
   Class R                                                                 1,481        15,939       1,369        14,409
------------------------------------------------------------------------------------------------------------------------
                                                                         902,877     9,684,672   1,047,359    11,040,126
------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                                                              (476,600)   (5,099,274)   (686,757)   (7,182,281)
   Class B                                                               (17,756)     (189,721)    (13,762)     (145,162)
   Class C                                                               (21,822)     (233,573)         --            --
   Class R                                                                   (10)         (108)         --            --
------------------------------------------------------------------------------------------------------------------------
                                                                        (516,188)   (5,522,676)   (700,519)   (7,327,443)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                             386,689   $ 4,161,996     346,840   $ 3,712,683
========================================================================================================================

3. Distributions to Shareholders
The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 1, 1999, to shareholders of record on June 9, 1999, as follows:

                        Arizona     Colorado     New Mexico
-----------------------------------------------------------
Dividend per share:
   Class A              $ .0445      $ .0410        $ .0395
   Class B                .0375        .0345          .0330
   Class C                .0395        .0360          .0350
   Class R                .0465        .0430          .0415
===========================================================

4. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the fiscal year ended May 31, 1999, were as follows:

                                                               Arizona          Colorado        New Mexico
----------------------------------------------------------------------------------------------------------
Purchases:
  Long-term municipal securities                           $23,139,895       $15,388,351       $12,267,110
  Short-term municipal securities                            4,900,000         4,900,000         3,500,000
Sales:
  Long-term municipal securities                            19,395,213        10,259,898         8,224,180
  Short-term municipal securities                            5,400,000         4,900,000         3,500,000
==========================================================================================================

At May 31, 1999, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At May 31, 1999, New Mexico had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                                                 New Mexico
-----------------------------------------------------------------------------------------------------------
Expiration Year:
  2003                                                                                           $  296,633
  2004                                                                                              290,586
-----------------------------------------------------------------------------------------------------------
Total                                                                                            $  587,219
===========================================================================================================

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 1999, were as follows:

                                                              Arizona          Colorado          New Mexico
-----------------------------------------------------------------------------------------------------------
Gross unrealized:
  appreciation                                             $8,753,084        $3,169,606          $3,489,342
  depreciation                                               (184,847)         (188,877)           (128,684)
-----------------------------------------------------------------------------------------------------------
Net unrealized appreciation                                $8,568,237        $2,980,729          $3,360,658
===========================================================================================================

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund:

Average Daily Net Assets                                                                     Management Fee
-----------------------------------------------------------------------------------------------------------
For the first $125 million                                                                      .5500 of 1%
For the next $125 million                                                                       .5375 of 1
For the next $250 million                                                                       .5250 of 1
For the next $500 million                                                                       .5125 of 1
For the next $1 billion                                                                         .5000 of 1
For net assets over $2 billion                                                                  .4750 of 1
===========================================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 1999, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                              Arizona         Colorado           New Mexico
-----------------------------------------------------------------------------------------------------------
Sales charges collected                                      $277,951         $187,343             $153,938
Paid to authorized dealers                                    253,758          159,862              133,432
===========================================================================================================

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 1999, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                                             Arizona        Colorado       New Mexico
----------------------------------------------------------------------------------------------------------------------
Commission advances                                                         $144,020        $140,211          $68,466
======================================================================================================================

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 1999, the Distributor retained such 12b-1 fees as follows:

                                                                             Arizona        Colorado       New Mexico
----------------------------------------------------------------------------------------------------------------------
12b-1 fees retained                                                          $54,887         $37,785          $29,757
======================================================================================================================

The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 1999, as follows:

                                                                             Arizona        Colorado       New Mexico
----------------------------------------------------------------------------------------------------------------------
CDSC retained                                                                 $4,433         $11,541           $4,923
======================================================================================================================

7. Composition of Net Assets
At May 31, 1999, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                             Arizona        Colorado       New Mexico
----------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                         $109,303,240     $43,845,085      $59,100,970
Balance of undistributed net investment income                                 2,794             649           36,803
Accumulated net realized gain (loss) from investment transactions            717,076         115,625         (590,503)
Net unrealized appreciation of investments                                 8,568,237       2,980,729        3,360,658
----------------------------------------------------------------------------------------------------------------------
Net assets                                                              $118,591,347     $46,942,088      $61,907,928
======================================================================================================================

               Financial Highlights

               Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)
                                 Investment Operations           Less Distributions
                             ------------------------------  --------------------------


ARIZONA**                                      Net
                                          Realized/
                                         Unrealized
                  Beginning         Net     Invest-              Net                           Ending                   Ending
                        Net     Invest-        ment          Invest-                              Net                      Net
Year Ended            Asset        ment        Gain             ment   Capital                  Asset         Total     Assets
May 31,               Value  Income (a)      (Loss)   Total   Income     Gains    Total         Value    Return (b)      Value
---------------------------------------------------------------------------------------------------------------------------------
Class A (10/86)
  1999               $11.40        $.53       $(.09)  $ .44    $(.54)    $(.05)   $(.59)        $11.25          3.87%   $86,452
  1998                10.94         .55         .48    1.03     (.55)     (.02)    (.57)         11.40          9.56     85,922
  1997                10.73         .56         .27     .83     (.56)     (.06)    (.62)         10.94          7.85     82,567
  1996                10.85         .57        (.12)    .45     (.57)       --     (.57)         10.73          4.21     80,094
  1995                10.43         .58         .42    1.00     (.58)       --     (.58)         10.85         10.03     80,406
Class B (2/97)
  1999                11.39         .45        (.10)    .35     (.45)     (.05)    (.50)         11.24          3.12      4,180
  1998                10.94         .47         .47     .94     (.47)     (.02)    (.49)         11.39          8.67      1,620
  1997 (c)            10.92         .16         .02     .18     (.16)       --     (.16)         10.94          1.64        347
Class C (2/94)
  1999                11.39         .47        (.09)    .38     (.48)     (.05)    (.53)         11.24          3.33      6,426
  1998                10.94         .49         .47     .96     (.49)     (.02)    (.51)         11.39          8.89      6,328
  1997                10.73         .50         .27     .77     (.50)     (.06)    (.56)         10.94          7.28      3,189
  1996                10.84         .51        (.11)    .40     (.51)       --     (.51)         10.73          3.75      1,970
  1995                10.43         .52         .41     .93     (.52)       --     (.52)         10.84          9.32      1,621
Class R (2/97)
  1999                11.40         .56        (.10)    .46     (.56)     (.05)    (.61)         11.25          4.09     21,534
  1998                10.94         .57         .48    1.05     (.57)     (.02)    (.59)         11.40          9.79     20,504
  1997 (c)            10.92         .19         .02     .21     (.19)       --     (.19)         10.94          1.96     19,031
=================================================================================================================================

Class (Inception Date)
                                                  Ratios/Supplemental Data
                  ---------------------------------------------------------------------------------
                                             Ratio                            Ratio
                                            of Net                           of Net
ARIZONA**               Ratio of       Investment        Ratio of       Investment
                         Expenses           Income        Expenses        Income to
                       to Average       to Average      to Average          Average
                       Net Assets       Net Assets      Net Assets       Net Assets
                   Before Credit/   Before Credit/   After Credit/    After Credit/     Portfolio
Year Ended             Reimburse-       Reimburse-      Reimburse-       Reimburse-      Turnover
May 31,                      ment             ment        ment (a)         ment (a)          Rate
---------------------------------------------------------------------------------------------------
Class A (10/86)
  1999                       .93%             4.58%            .84%            4.67%           16%
  1998                       .93              4.77             .83             4.87            16
  1997                      1.05              4.91             .83             5.13            25
  1996                      1.07              4.82             .69             5.20            38
  1995                      1.20              5.21             .82             5.59            27
Class B (2/97)
  1999                      1.69              3.84            1.58             3.95            16
  1998                      1.68              3.98            1.51             4.15            16
  1997 (c)                  1.67*             4.38*           1.62*            4.43*           25
Class C (2/94)
  1999                      1.48              4.03            1.39             4.12            16
  1998                      1.48              4.20            1.35             4.33            16
  1997                      1.59              4.37            1.38             4.58            25
  1996                      1.63              4.24            1.23             4.64            38
  1995                      1.75              4.62            1.36             5.01            27
Class R (2/97)
  1999                       .73              4.77             .63             4.87            16
  1998                       .73              4.97             .63             5.07            16
  1997 (c)                   .73*             5.32*            .67*            5.38*           25
===================================================================================================

*    Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Arizona.
(a) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 6).
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)  From commencement of class operations as noted.

                Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)
                                 Investment Operations           Less Distributions
                             ------------------------------  --------------------------


COLORADO**                                      Net
                                          Realized/
                                         Unrealized
                  Beginning         Net     Invest-              Net                           Ending
                        Net     Invest-        ment          Invest-                              Net
Year Ended            Asset        ment        Gain             ment   Capital                  Asset         Total
May 31,               Value  Income (a)      (Loss)   Total   Income     Gains    Total         Value    Return (b)
-------------------------------------------------------------------------------------------------------------------
Class A (5/87)
  1999               $10.81        $.50       $(.10)  $ .40    $(.50)    $(.03)   $(.53)       $10.68          3.76%
  1998                10.15         .52         .66    1.18     (.52)       --     (.52)        10.81         11.85
  1997                 9.79         .53         .35     .88     (.52)       --     (.52)        10.15          9.22
  1996                 9.93         .54        (.13)    .41     (.55)       --     (.55)         9.79          4.14
  1995                 9.62         .57         .30     .87     (.56)       --     (.56)         9.93          9.54
Class B (2/97)
  1999                10.82         .42        (.08)    .34     (.43)     (.03)    (.46)        10.70          3.11
  1998                10.16         .43         .68    1.11     (.45)       --     (.45)        10.82         11.03
  1997 (c)            10.21         .12        (.06)    .06     (.11)       --     (.11)        10.16           .61
Class C (2/97)
  1999                10.80         .44        (.10)    .34     (.44)     (.03)    (.47)        10.67          3.19
  1998                10.15         .46         .66    1.12     (.47)       --     (.47)        10.80         11.17
  1997 (c)            10.13         .16         .02     .18     (.16)       --     (.16)        10.15          1.75
Class R (2/97)
  1999                10.81         .52        (.08)    .44     (.53)     (.03)    (.56)        10.69          4.08
  1998                10.16         .54         .66    1.20     (.55)       --     (.55)        10.81         11.98
  1997 (c)            10.21         .15        (.06)    .09     (.14)       --     (.14)        10.16           .85
===================================================================================================================

Class (Inception Date)
                                                  Ratios/Supplemental Data
                  ----------------------------------------------------------------------------------------
                                                      Ratio                            Ratio
                                                     of Net                           of Net
COLORADO**                        Ratio of       Investment        Ratio of       Investment
                                  Expenses           Income        Expenses        Income to
                                to Average       to Average      to Average          Average
                   Ending       Net Assets       Net Assets      Net Assets       Net Assets
                      Net   Before Credit/   Before Credit/   After Credit/    After Credit/     Portfolio
Year Ended         Assets       Reimburse-       Reimburse-      Reimburse-       Reimburse-      Turnover
May 31,             (000)             ment             ment        ment (a)         ment (a)          Rate
----------------------------------------------------------------------------------------------------------
Class A (5/87)
  1999            $39,189             1.03%            4.55%            .96%            4.62%           23%
  1998             37,285             1.01             4.83            1.00             4.84            19
  1997             31,229             1.18             4.87             .74             5.31            27
  1996             33,637             1.27             4.69             .55             5.41            70
  1995             34,982             1.27             5.22             .50             5.99            38
Class B (2/97)
  1999              4,424             1.79             3.80            1.68             3.91            23
  1998              1,661             1.76             4.05            1.75             4.06            19
  1997 (c)            444             1.78*            4.35*           1.53*            4.60*           27
Class C (2/97)
  1999              2,464             1.58             4.01            1.49             4.10            23
  1998                875             1.56             4.24            1.55             4.25            19
  1997 (c)            103             1.58*            4.67*           1.31*            4.94*           27
Class R (2/97)
  1999                864              .83             4.74             .75             4.82            23
  1998                750              .81             5.02             .80             5.03            19
  1997 (c)            413              .83*            5.35*            .58*            5.60*           27
==========================================================================================================

*    Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Colorado.
(a) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 6).
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)  From commencement of class operations as noted.

               Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)
                                 Investment Operations           Less Distributions
                             ------------------------------  --------------------------


NEW MEXICO**                                    Net
                                          Realized/
                                         Unrealized
                  Beginning         Net     Invest-              Net                           Ending
                        Net     Invest-        ment          Invest-                              Net
Year Ended            Asset        ment        Gain             ment   Capital                  Asset         Total
May 31,               Value  Income (a)      (Loss)   Total   Income     Gains    Total         Value    Return (b)
-------------------------------------------------------------------------------------------------------------------
Class A (9/92)
  1999               $10.67        $.49       $(.09)  $ .40    $(.49)    $  --    $(.49)       $10.58          3.74%
  1998                10.16         .50         .51    1.01     (.50)       --     (.50)        10.67         10.17
  1997                 9.81         .51         .35     .86     (.51)       --     (.51)        10.16          8.90
  1996                10.01         .51        (.19)    .32     (.52)       --     (.52)         9.81          3.18
  1995                 9.68         .52         .33     .85     (.52)       --     (.52)        10.01          9.25
Class B (2/97)
  1999                10.67         .41        (.10)    .31     (.41)       --     (.41)        10.57          2.89
  1998                10.15         .43         .52     .95     (.43)       --     (.43)        10.67          9.46
  1997 (c)            10.24         .12        (.10)    .02     (.11)       --     (.11)        10.15           .18
Class C (2/97)
  1999                10.67         .43        (.09)    .34     (.43)       --     (.43)        10.58          3.22
  1998                10.16         .45         .51     .96     (.45)       --     (.45)        10.67          9.60
  1997 (c)            10.23         .12        (.08)    .04     (.11)       --     (.11)        10.16           .43
Class R (2/97)
  1999                10.70         .51        (.10)    .41     (.51)       --     (.51)        10.60          3.86
  1998                10.17         .53         .53    1.06     (.53)       --     (.53)        10.70         10.59
  1997 (c)            10.23         .14        (.07)    .07     (.13)       --     (.13)        10.17           .71
===================================================================================================================

Class (Inception Date)
                                                  Ratios/Supplemental Data
                  ----------------------------------------------------------------------------------------
                                                      Ratio                            Ratio
                                                     of Net                           of Net
NEW MEXICO**                      Ratio of       Investment        Ratio of       Investment
                                  Expenses           Income        Expenses        Income to
                                to Average       to Average      to Average          Average
                   Ending       Net Assets       Net Assets      Net Assets       Net Assets
                      Net   Before Credit/   Before Credit/   After Credit/    After Credit/     Portfolio
Year Ended         Assets       Reimburse-       Reimburse-      Reimburse-       Reimburse-      Turnover
May 31,             (000)             ment             ment        ment (a)         ment (a)          Rate
----------------------------------------------------------------------------------------------------------
Class A (9/92)
  1999            $56,315              .97%            4.51%            .90%            4.58%           14%
  1998             54,959              .93             4.65             .79             4.79            13
  1997             50,807             1.08             4.76             .77             5.07            43
  1996             51,173             1.09             4.69             .68             5.10            57
  1995             52,150             1.17             4.98             .67             5.48            38
Class B (2/97)
  1999              2,721             1.72             3.78            1.67             3.83            14
  1998              1,408             1.68             3.88            1.53             4.03            13
  1997 (c)            657             1.68*            4.05*           1.54*            4.19*           43
Class C (2/97)
  1999              2,393             1.52             3.97            1.46             4.03            14
  1998              1,487             1.48             4.06            1.31             4.23            13
  1997 (c)            155             1.48*            4.26*           1.34*            4.40*           43
Class R (2/97)
  1999                479              .77             4.71             .70             4.78            14
  1998                466              .73             4.86             .58             5.01            13
  1997 (c)            362              .73*            5.04*            .59*            5.18*           43
==========================================================================================================

*    Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship New Mexico.
(a) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 6).
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)  From commencement of class operations as noted.

Report of Independent Public Accountants



To the Board of Trustees and Shareholders of Nuveen Flagship Multistate Trust I:

We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Flagship Arizona Municipal Bond Fund, Nuveen Flagship Colorado Municipal Bond Fund and Nuveen Flagship New Mexico Municipal Bond Fund (collectively, the "Funds") (three of the portfolios constituting the Nuveen Flagship Multistate Trust I (a Massachusetts business trust)), as of May 31, 1999, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1999, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers, and when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Flagship Arizona Municipal Bond Fund, Nuveen Flagship Colorado Municipal Bond Fund, and Nuveen Flagship New Mexico Municipal Bond Fund of the Nuveen Flagship Multistate Trust I as of May 31, 1999, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years then ended, in conformity with generally accepted accounting principles.



ARTHUR ANDERSEN LLP

Chicago, Illinois
July 20, 1999

Building a Better Portfolio
Can Make You a Successful Investor



Nuveen Family of Mutual Funds

Nuveen offers a variety of funds designed to help you reach your financial goals.


Growth

Nuveen Rittenhouse Growth Fund


Growth and Income

European Value Fund

Growth and Income Stock Fund

Balanced Stock and Bond Fund

Balanced Municipal and Stock Fund

Dividend and Growth Fund


Income

Income Fund


Tax-Free Income

National Funds

Long-Term
Insured
Intermediate-Term
Limited-Term


State Funds

Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin


Successful investors know that a well-diversified portfolio -- one that balances different types of investments, levels of risk and tax management -- can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds

Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers/SM/ including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Fund Information



Board of Trustees

Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale


Fund Manager

Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Transfer Agent and Shareholder Services

Chase Global Fund Services Company
P.O. Box 5186
New York, NY 10274
(800) 257-8787


Legal Counsel

Morgan, Lewis &
Bockius LLP
Washington, D.C.


Independent Public Accountants

Arthur Andersen LLP
Chicago, IL

SERVING

Investors for Generations

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

     The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies whose aim is to provide consistent, competitive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

     Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our growth, growth and income, income, and tax-free funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

     Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.

[Photo of John Nuveen, Sr. Appears Here]

NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL  60606-1286
www.nuveen.com

VAN-3-5-99

                                                    May 31, 1999   Annual Report

                                                                          NUVEEN
                                                                    Mutual Funds

Extraordinary Talent. Masterful Performance.

     Nuveen Municipal Bond Funds

                              Dependable, tax-free
   [PHOTO APPEARS HERE]       income to help
                              you keep more
                              of what you earn.

                              Florida


 Featuring Portfolio Management By Nuveen Investment Advisory Services
                                      A Premier Adviser(SM) for Income Investing

 Contents

 1  Dear Shareholder
 3  Nuveen Flagship Florida Municipal Bond Fund
 6  Portfolio of Investments
14  Statement of Net Assets
15  Statement of Operations
15  Statement of Changes in Net Assets
16  Notes to Financial Statements
19  Financial Highlights
20  Report of Independent Public Accountants
21  Fund Information

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwertfeger
Chairman of the Board

DEAR
Shareholder

I invite you to take a few minutes to read the annual report we've prepared for you on the performance of your Nuveen state municipal bond fund for the fiscal year ended May 31, 1999. You, along with your financial adviser, have made a sound choice in choosing Nuveen to manage this portion of your assets. Since 1898, more than 1.3 million investors have trusted us to help them build and sustain the wealth of a lifetime.

I'm pleased to report your fund continued to meet its primary objective of providing you with dependable tax-free income and attractive after-tax total returns. I will briefly describe the national economic environment during the past 12 months. My discussion is followed by comments from the portfolio manager about the strategies employed in managing your fund.

The Year In Review. The Federal Reserve eased short-term rates for the first time in almost three years by cutting the federal funds rate in the fall of 1998 three times, bringing it to 4.75%. A month after the close of your fund's fiscal year, the Fed raised its target by 25 basis points to 5%. (Be sure to read your fund manager's comments about managing your fund in a rising interest rate environment.)

     The fed funds rate is the rate that banks charge each other for overnight loans and serves as the basis many financial institutions use for setting interest charges on a variety of products, from mortgage and car loans to credit cards.

     The Fed's rate cuts were made to avert a potential domestic credit crunch and restore some stability to global markets. The moves seemed to have worked, as the U.S. economy since has continued its pattern of non-inflationary growth, accompanied by low interest rates and unemployment levels that remain among the lowest in three decades, prompting the late June reversal by the Fed.

     All indications point to a confident U.S. consumer who is comfortable with the current state of the economy, especially the performance of the housing, stock and job markets. This confidence is reflected in the most recent Consumer Confidence Index report, issued by the Conference Board Inc., which showed a record-setting eighth consecutive month of gains in June.

    On the global front, the turmoil of the past two years appears to be fading somewhat, as international financial markets have begun to send recovery signals.

     Domestic inflation continues to be benign, with an increase of 2.1% for the 12 months ended May 31, 1999. The general backdrop of inflation indicators continued to be mild, with the employment cost index, average hourly earnings, and import and producer price trends all remaining favorable.

     Federal Reserve Chairman Alan Greenspan recently stated that a key factor in achieving today's peaceful coexistence of economic growth and low inflation has been increased productivity. Improvements in productivity, spurred by technological advances, have been responsible for offsetting wage and other inflationary pressures that we would normally expect to see as part of a growing economy.

Why Municipal Bonds? Our municipal bond funds continued to offer attractive, stable income in a market that places a high premium on yield. In 1998, municipal bonds represented a reasonably insulated haven in an otherwise turbulent market, with lower volatility relative to Treasury bonds and other fixed-income investments. Even in 1999, with interest rates rising again, municipals outperformed Treasuries through the end of May.

     The high ratio of tax-exempt municipal yields to Treasury yields sheltered municipal bonds, to some extent, from the price decline that occurred in the Treasury market during the first part of the year. While the yield on 30-year Treasury bonds, rose from 5.10% at the end of December to 5.83% as of May 31, 1999, the yield on the Bond Buyer Revenue Bond Index, an unmanaged index of long-term municipal revenue bonds, gained 15 basis points--from 5.26% to 5.41%. Given the inverse relationship between interest rates and bond prices, we saw bond prices fall as rates rose over this period.

     Though municipal bond prices did decrease, the decline was not as dramatic as the drop in Treasuries.

     This performance differential reflects the fact that Treasuries had become relatively expensive as the result of safe-haven buying during the international economic crises in 1998. As the financial turmoil subsided, however, foreign investors returned to investing in their own countries rather than in U.S. dollar-denominated securities, and the decline in demand caused U.S. Treasuries to drop in price.

     At the end of May 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 93%, compared with the historical average of 86% for the period of 1986-1999. For investors, this meant that quality long-term municipal bonds offered yields comparable to those of long Treasury bonds-- even before the tax advantages of municipal bonds were taken into account. During the fund's fiscal year, that ratio hit a high of 104% in December.

     On an after-tax basis in today's market, municipal bonds continue to present an exceptionally attractive investment option relative to Treasuries.

     During 1998, lower interest rates and the strong economy combined to generate high levels of new municipal issuance and a significant increase in the refinancing of existing bonds. Municipal issuance in 1998 reached $284 billion, up 29% over 1997.

     In the first part of 1999, however, as the market settled into a more stable interest rate environment, refunding activity has dropped off dramatically, resulting in a drop in municipal supply. This, in turn, has enhanced the attractiveness of the municipal bonds that were brought to market, as demand--especially from individual investors--remained relatively strong.

The Value of Nuveen Expertise. Nuveen Mutual Funds are a diverse collection of investments featuring highly regarded asset management firms--Premier Advisers
(SM)--who direct the investment activities of each portfolio.

     The Premier Advisers are firms that have earned a reputation for excellence in their field of expertise--including Nuveen Investment Advisory Services for income investing, Rittenhouse Financial Services for growth investing and Institutional Capital Corporation for value investing.

     For more information on our funds, contact your financial adviser for a prospectus, or call Nuveen at (800) 621-7227, or download one from our Web site www.nuveen.com. Please read the prospectus carefully before you invest or send money.

     We encourage you to talk with your financial adviser about Nuveen's expanding array of investments and the ways they can help you establish a diversified portfolio designed to build and sustain long-term financial security.

     We are grateful for the confidence you have placed in us and are dedicated to maintaining your trust in the years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
July 15, 1999

NUVEEN FLAGSHIP FLORIDA MUNICIPAL BOND FUND

Report from the Portfolio Manager

Portfolio Manager Tom O'Shaughnessy discusses fund performance, the municipal market and key investment strategies for the Florida fund for the fiscal year ended May 31, 1999.

How strong is Florida's economy? Florida is one of the fastest growing states in the U.S. Both employment and income growth have outpaced the region and the nation. The economy increasingly centers on growing trade and service industries, while tourism and agriculture remain important sectors. In May, the state's unemployment rate was 4.1%, down from 4.3% a year ago.

     Florida's expanding economy has led to growing infrastructure and school financing needs. Issuers in the state took advantage of low interest rates in late 1998 and early 1999, bringing many sizable bond issues to market. The market had some difficulty absorbing the new bonds on top of the plentiful supply in late 1998, providing attractive opportunities to buy Florida bonds.

     For instance, a temporary oversupply made Florida Board of Education bonds particularly attractive, and we took advantage of low prices by purchasing these high quality bonds for the fund.

     As was the case on the national level, increasing concerns about rising economic growth and potential inflation caused bond yields to rise and prices to fall. However, municipal bonds held their values quite well compared to U.S. Treasury bonds.

How did Nuveen Flagship Florida Municipal Bond Fund perform during its fiscal year? Nuveen Flagship Florida Municipal Bond Fund generated a total return on net asset value of 3.78%, which compares to the 3.33% average annual total return posted by the Lipper Florida Municipal Debt Peer Group.* The fund ranked 17th out of 64 municipal bond funds for the fiscal year period in its Lipper peer group. The fund's taxable equivalent total return, for investors in the 31% federal income tax bracket, was 6.09%.** Total return equals a fund's income plus capital gains distributions, if any, plus or minus changes in net asset value.

     As of May 31, 1999, the fund's SEC 30-day yield was 4.11%. For investors in the 31% federal income tax bracket, that is equivalent to a yield of 5.96% on a taxable investment.

How did you manage the fund to achieve this performance? We continued to focus on bonds we determined to have a good "call" structure. Issuers generally have the right to call or redeem their bonds after a given date prior to maturity, which they would do if interest rates decline. To protect the fund's income stream, we looked for bonds with call dates far in the future--or better yet, that are noncallable.

     In addition to good call protection, we continued to search for bonds that offered attractive yields and sound underlying credit quality. Nuveen Research assists us with those tasks, as well as helps us monitor events in the municipal market and analyze how those events affect individual state and national municipal markets.

     For example, during spring 1998, a major not-for-profit healthcare provider in Philadelphia declared bankruptcy. While the impact of this bankruptcy was most pronounced in the healthcare sector of the Pennsylvania municipal market, it was felt to a lesser extent throughout the municipal market.

Comments cover the year ended May 31, 1999; performance statistics are quoted for Class A shares at net asset value.

** The Lipper Peer Group return represents the average annual-ized total return of the 64 funds in the Lipper Florida Municipal Debt category. The return assumes reinvestment of divi-dends and does not reflect any applicable sales charges.

** Taxable equivalent total return equals a fund's taxable equivalent income
   (based on the combined federal and state tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

     Uncertainty created by the Philadelphia health-care situation prompted investors to demand higher yields for lower-rated issues across the country, causing the yield "spread," or the difference between the highest credit quality securities and those of lower credit quality, to widen. Prior to the bankruptcy, this spread had been relatively narrow, suggesting that investors were not being compensated adequately for taking on additional credit risk. With spreads having widened, lower-rated securities have become more attractive on a risk-adjusted basis.

     With interest rates at a higher level, and the widening differential between low-rated and high-rated credits, we took the opportunity to investigate lower-rated issues. Using the expertise of Nuveen Research, we considered only those bonds that offered adequate compensation for the level of risk.

     For instance, we added a sizable block of non-rated multi-family housing bonds for a project in Naples. The bonds offered significantly higher yield than similar insured bonds at the time, which provided adequate compensation for the higher credit risk. This transaction represents added value to investors. Our team's expertise and resources make us particularly qualified to analyze, negotiate and price these bonds correctly.

     In recent months, we have taken advantage of rising interest rates by selling some bonds at a loss--because as interest rates rose, prices of the bonds fell--and subsequently buying similar securities, whose yield reflected the higher interest rates.

     Called a "swap," this action produced two benefits for the fund and for shareholders--tax efficiency and potentially higher income. Tax losses were created by the swaps, which will benefit the fund and are used to offset capital gains for up to eight years. The higher yield of the new bonds should boost the fund's income as well.

What is your outlook for Nuveen Flagship Florida Municipal Bond Fund? Rising interest rates in 1999 have made it advantageous for us to lock in higher yields by extending the portfolio's maturity beyond that of our Lipper peer group. We believe that bond yields are currently attractive relative to inflation. Should interest rates fall or remain stable, the portfolio's longer maturity would be beneficial.

     With Florida's strong economy and influx of population, there will continue to be a healthy supply and demand for municipal bonds in areas such as housing, healthcare, education and utilities. We will continue to seek out undervalued securities that provide income and the opportunity for price appreciation through credit rating upgrades.

"We added a sizable block of non-rated multi-family housing bonds for a project in Naples... Our team's expertise and resources make us particularly qualified to analyze, negotiate and price these bonds correctly."

     NUVEEN FLAGSHIP FLORIDA MUNICIPAL BOND FUND
Highlights as of May 31, 1999

Quick Facts
                                 A Shares    B Shares    C Shares    R Shares

NAV                               $ 10.76     $ 10.77     $ 10.77     $ 10.76
-----------------------------------------------------------------------------
May's Declared Dividend*          $0.0455     $0.0390     $0.0405     $0.0475
-----------------------------------------------------------------------------
Fund Symbol                         FLOTX         N/A       FLCTX       NMFLX
-----------------------------------------------------------------------------
CUSIP                           67065L708   67065L658   67065L641   67065L872
-----------------------------------------------------------------------------
Inception Date                       6/90        2/97        9/95        2/97
-----------------------------------------------------------------------------
* Paid June 1, 1999

Total Returns (Annualized)/+/

                        A Shares           B Shares    C Shares   R Shares
                      NAV      Offer          NAV         NAV        NAV

1-Year              3.78%     -0.58%         3.05%       3.22%      4.01%
-----------------------------------------------------------------------------
1-Year TER**        6.09%      1.64%         5.02%       5.27%      6.43%
-----------------------------------------------------------------------------
5-Year              6.30%      5.38%         5.65%       5.74%      6.40%
-----------------------------------------------------------------------------
Since Inception     7.31%      6.80%         6.77%       6.73%      7.37%

+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

** Taxable Equivalent Return (based on a combined federal and state tax rate of 31%).

Index Comparison/./

[LINE CHART APPEARS HERE]

               Nuveen Flagship      Nuveen Flagship      Lehman Brothers
              Florida Municipal    Florida Municipal        Municipal
              Bond Fund (Offer)     Bond Fund (NAV)        Bond Index
  1990              9,580               10,000               10,000
  1991             10,426               10,883               10,901
  1992             11,818               12,336               12,186
  1993             13,252               13,833               13,642
  1994             13,192               13,771               13,665
  1995             14,254               14,879               14,871
  1996             14,984               15,641               15,858
  1997             16,132               16,839               17,170
  1998             17,449               18,241               18,655
  1999             18,033               18,823               19,451

          Nuveen Flagship Florida Municipal Bond Fund (Offer) $18,033 Nuveen Flagship Florida Municipal Bond Fund (NAV) $18,823 Lehman Brothers Municipal Bond Index $19,451

/./ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Monthly Tax-Free Dividends (Class A Shares)*

[BAR CHART APPEARS HERE]

Month
-----
June          .0460
July          .0460
August        .0460
September     .0460
October       .0460
November      .0460
December      .0460
January       .0455
February      .0455
March         .0455
April         .0455
May           .0455

* The fund also paid shareholders capital gains and net ordinary income distributions in December of $0.0404 per share.

Portfolio Statistics

Fund Net Assets                           $390.8 million
--------------------------------------------------------
Effective Maturity                           19.76 years
--------------------------------------------------------
Average
Effective Duration                                  7.08
--------------------------------------------------------

Top Five Sectors/1/

U.S. Guaranteed                                      14%
--------------------------------------------------------
Tax Obligation (General)                             12%
--------------------------------------------------------
Housing (Multifamily)                                12%
--------------------------------------------------------
Health Care                                          11%
--------------------------------------------------------
Utilities                                            11%
--------------------------------------------------------

Bond Credit Quality/1/

[PIE CHART APPEARS HERE]

AAA/U.S.
Guaranteed.... 65%
AA............ 11%
A............. 11%
BBB/NR........ 13%

/1/ as a percentage of total bond holdings

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than original cost. Performance of classes will differ. For additional information, please see the fund's prospectus.

               Portfolio of Investments

               Nuveen Flagship Florida Municipal Bond Fund
               May 31, 1999

  Principal                                                                          Optional Call                           Market
   Amount         Description                                                          Provisions*       Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                  Basic Materials - 0.4%

$   750,000       Clay County Development Authority, Industrial Development               7/02 at 102          AA-        $ 803,288
                    Revenue Refunding Bonds (Cargill, Incorporated Project),
                    Series 1992, 6.400%, 3/01/11

    600,000       City of Jacksonville, Florida, Industrial Development                   3/02 at 102          AA-          635,610
                    Revenue Refunding Bonds (Carroll Incorporated Project),
                    Series 1992, 6.400%, 3/01/11
------------------------------------------------------------------------------------------------------------------------------------
                  Education and Civic Organizations - 0.1%

    300,000       Brevard County Educational Facilities Authority (Florida),             11/02 at 102         BBB-          318,216
                    Educational Facilities Refunding and Improvement Revenue
                    Bonds, Series 1992, 6.875%, 11/01/22
 ----------------------------------------------------------------------------------------------------------------------------------
                  Forest and Paper Products - 4.2%

  5,500,000       Escambia County, Florida, Pollution Control Revenue Bonds               8/04 at 102         Baa1        6,057,315
                    (Champion International Project), Series 1994, 6.900%,
                    8/01/22 (Alternative Minimum Tax)

  8,350,000       Escambia County, Florida, Pollution Control Revenue Bonds               9/06 at 102         Baa1        8,922,977
                    (Champion International Project),  Series 1996, 6.400%,
                    9/01/30 (Alternative Minimum Tax)

  1,500,000       Nassau County, Florida, Pollution Control Revenue Refunding             7/03 at 102         BBB+        1,578,570
                    Bonds (ITT  Rayonier Inc. Project), Series 1993, 6.200%,
                    7/01/15
-----------------------------------------------------------------------------------------------------------------------------------
                  Health Care - 10.9%

  3,000,000       Jacksonville Health Facilities Authority, Florida, Hospital            11/01 at 102          AA+        3,237,240
                    Facilities Refunding Revenue Bonds, Series 1991 (St. Luke's
                    Hospital Association Project), 7.125%, 11/15/20

  6,000,000       City of Lakeland, Florida, Hospital Revenue Refunding Bonds            11/06 at 102          AAA        5,987,100
                    (Lakeland Regional Medical Center Project), Series 1996,
                    5.250%, 11/15/25

  2,100,000       Hospital Board of Directors of Lee County, Florida, Hospital            4/07 at 102          AAA        2,198,385
                    Revenue Bonds (Lee Memorial Health System), Fixed Rate
                    Hospital Revenue Bonds, 1997 Series A, 5.625%, 4/01/16

  2,320,000       Martin County Health Facilities Authority, Florida, Hospital           11/00 at 102          AAA        2,480,382
                    Revenue Refunding Bonds, Series 1990A (Martin Memorial
                    Hospital), 7.125%, 11/15/04

                  North Broward Hospital District, Florida, Refunding and
                    Improvement Revenue Bonds, Series 1997:
  1,000,000         5.250%, 1/15/17                                                       1/07 at 101          AAA        1,000,310
  3,000,000         5.375%, 1/15/24                                                       1/07 at 101          AAA        3,019,980

  1,230,000       City of North Miami, Florida, Health Facilities Authority,              8/00 at 102           A+        1,300,331
                    Health Facility Revenue Bonds (Villa Maria Nursing and
                    Rehabilitation Center Project), Series 1985B, Remarketed
                    (Bon Secours Health System), 7.500%, 9/01/12
                    Health System), 7.500%, 9/01/12

  2,500,000       Orange County, Florida, Health Facilities Authority, Hospital          11/01 at 102          AAA        2,711,175
                    Revenue Bonds (Adventist Health System/Sunbelt, Inc.), Series
                    1991 A, 6.875%, 11/15/15

  2,500,000       Orange County, Florida, Health Facilities Authority, Hospital          11/01 at 102          AAA        2,703,925
                    Revenue Bonds (Adventist Health System/Sunbelt, Inc.), Series
                    1991 B, 6.750%, 11/15/21

 10,645,000       Orange County, Florida, Health Facilities Authority, Hospital          11/05 at 102          AAA       10,624,349
                    Revenue Bonds (Adventist Health System/Sunbelt, Inc.), Series
                    1995, 5.250%, 11/15/20

  5,455,000       Orange County, Florida, Health Facilities Authority, Hospital          No Opt. Call          AAA        6,241,611
                    Revenue Bonds (Orlando Regional Healthcare System), Series 1996C,
                    6.250%, 10/01/21

  1,000,000       St. John's County Industrial Development Authority, Hospital            8/02 at 102           A2        1,035,120
                    Revenue Bonds, (Flagler Hospital Project), Series 1992, 6.000%,
                    8/01/22
-----------------------------------------------------------------------------------------------------------------------------------
                  Housing/Multifamily - 12.0%

    600,000       Housing Finance Authority of Broward County, Florida, Multifamily       2/05 at 102          AAA          663,894
                    Housing Revenue Refunding Bonds (Lakeside Apartments Project),
                    Series 1995, 7.000%, 2/01/25

    250,000       Housing Finance Authority of Broward County, Florida, Multifamily       8/06 at 102          AAA          288,793
                    Housing Revenue Refunding Bonds (Boardwalk Apartments Project),
                    Series 1996, 6.200%, 8/01/16

    Principal                                                                      Optional Call                         Market
       Amount     Description                                                       Provisions*      Ratings**            Value
-------------------------------------------------------------------------------------------------------------------------------
                  Housing/Multifamily (continued)

 $    940,000     Housing Finance Authority of Broward County, Florida,             10/08 at 102         N/R        $   977,139
                   Multifamily Housing Revenue Bonds (Stirling Apartments
                   Project),  Series 1998, 5.400%, 10/01/11 (Alternative
                   Minimum Tax)

    2,700,000     Duval County Housing Finance Authority, Florida,                   4/05 at 102         BBB+         2,917,026
                   Multifamily Housing Revenue Refunding Bonds
                   (Greentree Place Project), Series 1995, 6.750%, 4/01/25

      710,000     Florida Housing Finance Agency, General Mortgage                   6/02 at 103         AAA            752,721
                   Revenue Refunding Bonds, 1992 Series A, 6.400%, 6/01/24

                  Florida Housing Finance Agency, Housing Revenue Bonds
                   (Antigua Club Apartments Project), 1995 Series A1:
    1,000,000      6.750%, 8/01/14 (Alternative Minimum Tax)                         2/05 at 102         AAA          1,088,630
    5,000,000      6.875%, 8/01/26 (Alternative Minimum Tax)                         2/05 at 102         AAA          5,460,600

    1,115,000     Florida Housing Finance Agency, Housing Revenue                    2/05 at 102         AAA          1,217,714
                   Bonds (Brittany of Rosemont Apartments Project),
                   1995 Series C1, 6.875%, 8/01/26 (Alternative Minimum Tax)

    2,250,000     Florida Housing Finance Agency, Housing Revenue                    6/07 at 102         AAA          2,366,303
                   Bonds, 1997 Series C (Windchase Apartments
                   Project), 5.900%, 12/01/27

                  Florida Housing Finance Agency, Housing Revenue
                   Bonds, 1995 Series H (The Vineyards Project):
    1,260,000      6.400%, 11/01/15                                                 11/05 at 102         BBB+         1,346,965
    1,660,000      6.500%, 11/01/25                                                 11/05 at 102         BBB+         1,774,108

    2,000,000     Florida Housing Finance Agency, Multifamily Housing                8/06 at 102         AAA          2,145,800
                   Revenue Refunding Bonds, 1991 Series C, 6.200%, 8/01/16

    3,500,000     Florida Housing Finance Agency, Housing Revenue                   10/06 at 102         AAA          3,727,815
                   Bonds, 1996 Series H (Villas of Capri Project),
                   6.100%, 4/01/17 (Alternative Minimum Tax)

    1,000,000     Florida Housing Finance Agency, Housing Revenue Bonds,             9/06 at 102         AAA          1,070,060
                   1996 Series N (Leigh Meadows Apartments Project),
                   6.300%, 9/01/36 (Alternative Minimum Tax)

    1,000,000     Florida Housing Finance Agency, Housing Revenue Bonds,             9/06 at 102         AAA          1,070,060
                   1996 Series O (Stoddert Arms Apartments Project), 6.300%,
                   9/01/36 (Alternative Minimum Tax)

      700,000     Florida Housing Finance Agency, Housing Revenue Bonds,            12/06 at 102         AAA            737,219
                   1996 Series T (The Landings at Sea Front Apartments Project),
                   6.050%, 12/01/36 (Alternative Minimum Tax)

    1,440,000     Florida Housing Finance Agency, Multifamily Housing Revenue        6/99 at 103         AAA          1,485,965
                   Bond, 1989 Series I (GNMA Collateralized-Driftwood
                   Terrace Apartments Project), 7.650%, 12/20/31 (Alternative
                   Minimum Tax)

    2,500,000     Florida Housing Finance Agency, Housing Revenue Bonds,             5/08 at 102         AAA          2,524,550
                   1997 Series L (Sarah's Place Apartments Project), 5.400%,
                   11/01/32 (Alternative Minimum Tax)

   10,000,000     Florida Housing Finance Agency, Housing Revenue Bonds,             7/08 at 102         N/R          9,845,500
                   Series 1998 T1 (Whistlers Cove Apartment Project), 6.500%,
                   1/01/39 (Alternative Minimum Tax) (Mandatory put 1/01/28)

    1,670,000     Florida Housing Finance Corporation, Housing Revenue              12/08 at 102           A+         1,672,856
                   Refunding Bonds, 1998 Series O (Hunters Ridge at Deerwood
                   Apartments), 5.250%, 12/01/18

    1,000,000     Orange County, Florida, Housing Finance Authority,                10/01 at 101         BBB+         1,032,070
                   Multifamily Housing Revenue Bonds (Ashley
                   Point Apartments Project), 1994 Series A, 7.100%,
                   10/01/24 (Alternative Minimum Tax)

    1,925,000     Osceola County, Florida, Housing Finance Authority,                6/07 at 100         AAA          1,980,825
                   Multifamily Housing Revenue Bonds (Tierra Vista
                   Apartments Project), Series 1997A, 5.800%, 12/01/29
                   (Alternative Minimum Tax)

      750,000     Palm Beach County, Florida, Housing Finance Authority,             6/08 at 102         N/R            781,448
                   Multifamily Housing Revenue Bonds (Windsor Park Apartments
                   Project), Series 1998, 5.900%, 6/01/38 (Alternative Minimum
                   Tax)
 ------------------------------------------------------------------------------------------------------------------------------

                  Housing/Single Family - 7.7%

    2,920,000     Housing Finance Authority of Broward County, Florida, Home        No Opt. Call         AAA            541,806
                   Mortgage Revenue Bonds, 1985 Series A, 0.000%, 4/01/16

    1,225,000     Housing Finance Authority of Broward County, Florida,              3/00 at 102          AA+         1,263,416
                   GNMA Collateralized Home Mortgage Revenue Bonds, 1990
                   Series A, 7.900%, 3/01/23 (Alternative Minimum Tax)

    1,825,000     Housing Finance Authority of Clay County, Florida,                 3/05 at 102         Aaa          1,942,129
                   Single Family Mortgage Revenue Bonds
                   (Multi-County Program), Series 1995, 6.550%,
                   3/01/28 (Alternative Minimum Tax)

    2,000,000     Housing Finance Authority of Clay County, Florida,                 4/07 at 102         Aaa          2,015,000
                   Single Family Mortgage Revenue Bonds (Multi-County Program),
                   Series 1998, 5.450%, 4/01/31 (Alternative Minimum Tax)


                     _____

               Portfolio of Investments

               May 31, 1999

   Principal                                                                       Optional Call                         Market
      Amount     Description                                                         Provisions*       Ratings**          Value
-------------------------------------------------------------------------------------------------------------------------------
                 Housing/Single Family (continued)

$    205,000     Housing Finance Authority of Dade County, Florida,                  9/00 at 102           Aaa      $   213,241
                  Single Family Mortgage Revenue Bonds, 1990 Series B,
                  7.750%, 3/01/17 (Alternative Minimum Tax)

     685,000     Housing Finance Authority of Dade County, Florida,                  3/01 at 102           Aaa          714,736
                  Single Family Mortgage Revenue Bonds, Series B,
                  7.250%, 9/01/23 (Alternative Minimum Tax)

     461,000     Housing Finance Authority of Dade County, Florida,                 12/01 at 102           AAA          485,599
                  Single Family Mortgage Revenue Refunding Bonds,
                  1991 Series D, 6.950%, 12/15/12

      40,000     Housing Finance Authority of Dade County, Florida,                  3/01 at 102           Aaa           41,702
                  Single Family Mortgage Revenue Bonds, 1991 Series E,
                  7.000%, 3/01/24

   1,000,000     Housing Finance Authority of Dade County, Florida,                  4/05 at 102           AAA        1,064,830
                  Single Family Mortgage Revenue Bonds, Series 1995,
                  6.700%, 4/01/28 (Alternative Minimum Tax)

     285,000     Duval County Housing Finance Authority, Single Family               6/00 at 102           Aaa          295,357
                  Mortgage Revenue Bonds (GNMA Mortgage Backed Securities
                  Program), Series 1990B, 7.500%, 6/01/15

                 Duval County Housing Finance Authority Single Family Mortgage
                  Revenue Bonds (GNMA Mortgage Backed Securities Program),
                  Series 1990A:
     305,000        7.650%, 9/01/10                                                  9/00 at 103           AAA          319,732
     140,000        7.850%, 12/01/22 (Alternative Minimum Tax)                       6/00 at 102           Aaa          145,104

     655,000     Duval County Housing Finance Authority, Single Family              10/04 at 102           Aaa          695,210
                  Mortgage Revenue Bonds, (GNMA Mortgage-Backed Securities
                  Program), Series 1994, 6.550%, 10/01/15 (Alternative
                  Minimum Tax)

   1,570,000     Escambia County Housing Finance Authority, Florida,                 4/01 at 102           Aaa        1,639,692
                  Single Family Mortgage Revenue Bonds, Series 1991A
                  (Multi-County Program), 7.400%, 10/01/23
                  (Alternative Minimum Tax)

     275,000     Escambia County Housing Finance Authority, Florida,                 4/02 at 102           Aaa          288,797
                  Single Family Mortgage Revenue Bonds, Series 1992A
                  (Multi-County Program), 6.900%, 4/01/20
                  (Alternative Minimum Tax)

     565,000     Escambia County Housing Finance Authority, Florida,                 4/05 at 102           AAA          608,047
                  Single Family Mortgage Revenue Bonds (Multi-County Program),
                  Series 1995, 6.950%, 10/01/27 (Alternative Minimum Tax)

   1,165,000     Florida Housing Finance Agency, Single Family Mortgage              7/04 at 102           AAA        1,236,717
                  Revenue Refunding Bonds, Series A, 6.250%, 7/01/11

     705,000     Florida Housing Finance Agency, Single Family Mortgage              1/05 at 102           AAA          752,693
                  Revenue Refunding Bonds, Series 1995A, 6.550%, 7/01/14
                  (Alternative Minimum Tax)

     705,000     Florida Housing Finance Agency, Single Family Mortgage              1/05 at 102           AAA          756,409
                  Revenue Refunding Bonds, Series 1995A, 6.650%, 1/01/24
                  (Alternative Minimum Tax)

     970,000     Housing Finance Authority of Lee County, Florida,                   3/08 at 105           Aaa        1,072,122
                  Single Family Mortgage Revenue Bonds, Series 1998A,
                  Subseries 1,2,3,4, 6.300%, 3/01/29 (Alternative
                  Minimum Tax)

     305,000     Housing Finance Authority of Leon County, Florida,                  4/01 at 102           Aaa          318,066
                  Single Family Mortgage Revenue Bonds (Multi-County Program),
                  Series 1991A, 7.300%, 4/01/21 (Alternative Minimum Tax)

   1,945,000     Housing Finance Authority of Leon County, Florida,                 No Opt. Call           AAA        2,212,515
                  Single Family Mortgage Revenue Bonds (Multi-County Program),
                  Series 1995B, 7.300%, 1/01/28 (Alternative Minimum Tax)

     640,000     Housing Finance Authority of Manatee County, Florida,              11/05 at 102           Aaa          712,403
                  Single Family Mortgage Revenue Bonds, Series 1994,
                  Sub Series 3, 7.600%, 11/01/26 (Alternative Minimum Tax)

     275,000     Orange County Housing Finance Authority, GNMA Collateralized        7/00 at 103           AAA          288,819
                  Mortgage Revenue Refunding Bonds, 1990 Series A, 7.600%,
                  1/01/24

   2,740,000     Orange County Housing Finance Authority, Homeowner Revenue          9/07 at 102           Aaa        2,717,395
                  Bonds, 1998 Series A-1, 5.200%, 9/01/23 (Alternative
                  Minimum Tax)

     820,000     Housing Finance Authority of Palm Beach County, Florida,            9/00 at 103           Aaa          859,122
                  Single Family Mortgage Revenue Bonds, 1990 Series B, 7.600%,
                  3/01/23

   1,595,000     Housing Finance Authority of Pinellas County, Florida,              2/05 at 102           AAA        1,709,728
                  Single Family Mortgage Revenue Bonds (Multi-County Program),
                  Series 1995A, 6.650%, 8/01/21 (Alternative Minimum Tax)

   2,530,000     Housing Finance Authority of Pinellas County, Florida,              3/07 at 102           Aaa        2,720,863
                  Single Family Mortgage Revenue Bonds (Multi-County Program),
                  Series 1998A, 6.850%, 3/01/29 (Alternative Minimum Tax)

   1,050,000     Housing Finance Authority of Pinellas County, Florida,              3/07 at 102           Aaa        1,079,033
                  Single Family Mortgage Revenue Bonds (Multi-County Program),
                  Series 1997C, 5.800%, 3/01/29 (Alternative Minimum Tax)

     Principal                                                                        Optional Call                         Market
       Amount                Description                                               Provisions*       Ratings**           value
-----------------------------------------------------------------------------------------------------------------------------------
                             Housing/Single Family (continued)

$       1,160,000            Housing Finance Authority of Polk County, Florida,        3/01 at 102           Aaa         $ 1,209,428
                             Single Family Mortgage Revenue Refunding
                                Bonds, Series 1991A, 7.150%, 9/01/23
-----------------------------------------------------------------------------------------------------------------------------------
                             Long-Term Care - 6.4%

        2,735,000            Dade County Health Facilities                             8/00 at 102            A1           2,865,405
                                Authority, Revenue and Revenue Refunding Bonds
                                (Catholic Health and Rehabilitation Services, Inc.
                                Project), Series 1990, 7.125%, 8/15/09

                             Escambia County Health Facilities Authority
                             (Florida), Health Facilities Revenue Bonds
                             (Azalea Trace, Inc.), Series 1997:
        1,000,000               6.000%, 1/01/15                                        1/07 at 102           N/R           1,024,100
        1,595,000               6.100%, 1/01/19                                        1/07 at 102           N/R           1,645,099

                             Jacksonville Health Facilities Authority
                             (Florida), Tax Exempt Industrial Development
                             Revenue Bonds (National Benevolent Association
                             - Cypress Village Florida Project), Series 1996A:
          690,000               6.125%, 12/01/16                                      12/06 at 102          Baa1             721,595
        1,000,000               6.250%, 12/01/26                                      12/06 at 102          Baa1           1,051,930

        1,550,000            Osceola County Industrial Development Authority           5/01 at 102           AAA           1,657,152
                                (Florida), Revenue Bonds (The Evangelical
                                Lutheran Good Samaritan Society Project),
                                Series 1991, 6.750%, 5/01/16

        8,000,000            Palm Beach County (Florida), Health Facilities           11/06 at 102            A-           8,117,040
                                Authority, Retirement Community Revenue Bonds
                                (Adult Communities Total Services, Inc. Obligated
                                 Group), Series 1996, 5.625%, 11/15/20

        4,000,000            Palm Beach County (Florida),                             12/06 at 102            A+           4,318,000
                                Industrial Development Revenue Bonds (Lourdes-Noreen
                                McKeen Residence for Geriatric Care, Inc. Project),
                                Series 1996, 6.625%, 12/01/26

                             Sarasota County (Florida), Health Facilities
                             Authority, Health Facilities Revenue Refunding Bonds,
                             Series 1995 (Sunnyside Properties Project):
          585,000               5.500%, 5/15/01                                       No Opt. Call           N/R             597,999
          540,000               5.500%, 5/15/02                                       No Opt. Call           N/R             556,659
          570,000               5.500%, 5/15/03                                       No Opt. Call           N/R             589,238
          600,000               5.500%, 5/15/04                                       No Opt. Call           N/R             621,828
          170,000               5.500%, 5/15/05                                       No Opt. Call           N/R             176,113
        1,000,000               6.000%, 5/15/10                                        5/06 at 102           N/R           1,024,330
------------------------------------------------------------------------------------------------------------------------------------
                             Tax Obligation/General - 12.2%

                             Village of Bolingbrook, Illinois, General Obligation
                             Bonds, Series 1999C Refunding:
        2,540,000               0.000%, 1/01/29                                     1/09 at 33 7/8           AAA             484,505
        3,750,000               0.000%, 1/01/30                                    1/09 at 32 1/32           AAA             675,938
        4,000,000               0.000%, 1/01/31                                    1/09 at 30 5/16           AAA             681,120
        3,750,000               0.000%, 1/01/32                                     1/09 at 28 5/8           AAA             603,375
        4,000,000               0.000%, 1/01/33                                    1/09 at 27 3/32           AAA             607,920
        1,325,000               0.000%, 1/01/34                                   1/09 at 25 21/32           AAA             190,257

        4,000,000            State of Florida, Full Faith                             No Opt. Call           AA+           5,508,320
                                and Credit, Broward County Expressway Authority
                                Bonds, Series of 1984, 9.875%, 7/01/09

        1,000,000            State of Florida, Full Faith                             No Opt. Call           AA+           1,489,290
                                and Credit, Broward County Expressway Authority
                                Bonds, Series of 1984, (General Obligation Bonds.),
                                10.000%, 7/01/14

       10,000,000            State of Florida, Full Faith and Credit,                  7/09 at 101           AA+           9,621,600
                                Department of Transportation, Right-of-Way
                                Acquisition and Bridge Construction Bonds,
                                Series 1999A, 5.000%, 7/01/28

        2,165,000            State of Florida, Full Faith and Credit, State           No Opt. Call           AA+           3,034,139
                                Board of Education, Public Education Capital Outlay
                                Bonds, Series 1985, 9.125%, 6/01/14

                             State of Florida, Full Faith and Credit, State
                             Board of Education, Public Education Capital Outlay
                             Bonds, 1996 Series B:
        2,220,000               4.750%, 6/01/21                                        6/07 at 101           AA+           2,072,037
        4,120,000               4.500%, 6/01/27                                        6/07 at 101           AA+           3,639,031

        5,000,000            State of Florida, Full Faith and Credit, State            6/08 at 101           AAA           4,657,800
                                Board of Education, Public Education Capital Outlay
                                1997 Series B, 4.750%, 6/01/23

       10,000,000            State of Florida, Full Faith and Credit, State            6/09 at 101           AAA           8,951,700
                                Board of Education, Public Education Capital Outlay
                                Refunding Bonds, 1999 Series A, 4.500%, 6/01/23

        3,000,000            State of Florida, Full Faith and Credit, State            6/09 at 101           AAA           2,679,090
                                Board of Education, Public Education Capital Outlay
                                Refunding Bonds, 1999 Series B, 4.500%, 6/01/24

                                             ________

               Portfolio of Investments

               May 31, 1999

    Principal                                                                          Optional Call                          Market
       Amount       Description                                                          Provisions*      Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                    Tax Obligation/General (continued)

$   2,000,000       Commonwealth of Puerto Rico, Public Improvement Bonds               No Opt. Call            AAA    $   2,359,440
                     (General Obligation Bonds), Series 1997, 6.500%, 7/01/15

      700,000       Commonwealth of Puerto Rico, Public Improvement Bonds,               7/07 at 100              A          705,446
                     Series 1997, 5.375%, 7/01/25
------------------------------------------------------------------------------------------------------------------------------------
                    Tax Obligation/Limited - 9.8%

                    The School Board of Brevard County, Florida, Certificates
                     of Participation, Series 1996A:

      500,000        5.400%, 7/01/11                                                    No Opt. Call            AAA          526,080
      500,000        5.400%, 7/01/12                                                    No Opt. Call            AAA          525,160
    3,100,000        5.500%, 7/01/21                                                     7/06 at 102            AAA        3,190,303

                    Dade County, Florida, Special Obligation and Refunding Bonds,
                     Series 1996B:

    4,835,000        0.000%, 10/01/07                                                   No Opt. Call            AAA        3,330,203
    3,585,000        5.000%, 10/01/35                                                   10/06 at 102            AAA        3,431,598

      190,000       The School Board of Escambia County, Florida, Certificates           2/02 at 100            AAA          200,365
                     of Participation, Series 1992, 6.375%, 2/01/12

    1,500,000       The Department of Corrections, Florida, Certificates of              3/04 at 102             A+        1,599,240
                     Participation, Series 1994, 6.000%, 3/01/14

    3,105,000       City of Gulf Breeze, Florida, Local Government Loan Program,        12/99 at 102            AAA        3,232,243
                     Floating Rate Demand Revenue Bonds, Boca Raton Projects,
                     Series 1985E, 7.750%, 12/01/15

    1,000,000       City of Gulf Breeze, Florida, Local Government Loan Program,        No Opt. Call            AAA        1,087,320
                     Floating Rate Demand Revenue Bonds, Series 1985B Remarketed,
                     5.900%, 12/01/15 (Mandatory put 12/01/11)

    5,000,000       The County of Hernando, Florida, Criminal Justice Complex           No Opt. Call            AAA        6,506,850
                     Financing Program, 1986 Series, 7.650%, 7/01/16

      250,000       City of Jacksonville, Florida, Excise Taxes Revenue Refunding       10/02 at 102            AAA          272,703
                     Bonds, Series 1992, 6.500%, 10/01/13

    1,010,000       Martin County, Florida, Tropical Farms Water and Sewer Special      11/05 at 100             A2        1,065,338
                     Assessment District, Special Assessment Bonds, Series 1995,
                     5.900%, 11/01/11

    1,000,000       Miami Beach Redevelopment Agency, Florida, Tax Increment            12/04 at 102            BBB        1,013,910
                     Revenue Bonds Series 1993 (City Center/Historic Convention
                     Village), 5.875%, 12/01/22 (Alternative Minimum Tax)

    4,115,000       The School Board of Orange County, Florida, Master Lease Program,    8/07 at 101            Aaa        4,159,195
                     Certificates of Participation, Series 1997A, 5.375%, 8/01/22

    1,000,000       The School Board of Palm Beach County, Florida, Certificates         8/04 at 101            AAA        1,115,380
                     of Participation, Series 1994A, 6.375%, 8/01/15

    1,000,000       City of Palm Beach Gardens, Florida, Special Obligation              7/99 at 102            AAA        1,023,370
                     Revenue Bonds, Series 1990, 7.250%, 7/01/15

    4,500,000       Puerto Rico Highway and Transportation Authority, Highway            7/16 at 100             A4        4,628,250
                     Revenue Bonds, Series 1996Y, 5.500%, 7/01/36

    3,300,000       City of Tampa, Florida, Utilities Tax Improvement Bonds,            No Opt. Call            AAA        1,309,077
                     Series 1996, 0.000%, 4/01/17
------------------------------------------------------------------------------------------------------------------------------------
                    Transportation - 3.1%

    1,000,000       Dade County, Florida, Aviation Facilities Revenue Bonds,            10/02 at 102            AAA        1,087,440
                     1992 Series B, 6.550%, 10/01/13 (Alternative Minimum Tax)

    1,250,000       City of Orlando, Florida, Greater Orlando Aviation Authority,       10/07 at 101            AAA        1,237,200
                     Airport Facilities Revenue Bonds, Series 1997, 5.250%,
                     10/01/23 (Alternative Minimum Tax)

    1,000,000       Hillsborough County Aviation Authority, Florida,Tampa               10/06 at 102            AAA        1,068,060
                     International Airport Revenue Bonds, Series 1996B,
                     5.875%, 10/01/23

    2,020,000       Palm Beach County, Florida, Airport System Revenue                  No Opt. Call            AAA        2,117,889
                     Refunding Bonds, Series 1991, 7.500%, 10/01/00

                    Sanford Airport Authority, Florida, Industrial
                    Development Revenue Bonds (Central Florida Terminals
                    Inc. Project), Series 1995A:
    3,000,000        7.500%, 5/01/15 (Alternative Minimum Tax)                           5/06 at 102            N/R        3,170,790
    3,270,000        7.750%, 5/01/21 (Alternative Minimum Tax)                           5/06 at 102            N/R        3,517,801

    Principal                                                                             Optional Call                       Market
       Amount      Description                                                              Provisions*   Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                   U.S. Guaranteed - 14.0%

$   1,925,000      City of Boynton Beach, Florida, Water and Sewer Utility Revenue         11/00 at 102         AAA     $  2,068,066
                     Bonds, Series 1990, 7.400%, 11/01/15 (Pre-refunded to 11/01/00)

    1,500,000      The School Board of Broward County, Florida, Certificates of             7/00 at 102         AAA        1,589,985
                     Participation, Series 1990A, 7.125%, 7/01/10 (Pre-refunded to
                     7/01/00)

      255,000       Dade County, Florida, Special Obligation Bonds (Courthouse Center       4/04 at 102       A3***          283,047
                      Project), Series 1994, 6.300%, 4/01/14 (Pre-refunded to 4/01/04)

      250,000       Dade County Health Facilities Authority, Florida, Hospital             10/99 at 102         AAA          258,078
                      Revenue Refunding Bonds (South Miami Hospital Project),
                      Series 1989, 7.000%, 10/01/18 (Pre-refunded to 10/01/99)

    1,500,000       Dade County Health Facilities Authority, Florida, Hospital             No Opt. Call         AAA        1,616,610
                      Revenue Bonds (Baptist Hospital of Miami Project), Series
                      1991A, 5.750%, 5/01/21

      300,000       Dade County Health Facilities Authority, Florida, Hospital              8/02 at 102         AAA          328,959
                      Revenue Refunding Bonds (North Shore Medical Center Project),
                      Series 1992, 6.500%, 8/15/15 (Pre-refunded to 8/15/02)

      310,000       The School Board of Escambia County, Florida, Certificates of           2/02 at 100         AAA          329,899
                      Participation, Series 1992, 6.375%, 2/01/12 (Pre-refunded to
                      2/01/02)

      300,000       State of Florida, Full Faith and Credit, Division of Bond Finance       7/02 at 101      AA+***          326,346
                      of the Department of General Services, Pollution Control
                      Bonds, Series Y, 6.600%, 7/01/17 (Pre-refunded to 7/01/02)

      335,000       State of Florida, Full Faith and Credit, State Board of Education,     No Opt. Call         AAA          466,615
                      Public Education Capital Outlay Bonds, Series 1985, 9.125%,
                      6/01/14

    5,000,000       State of Florida, Full Faith and Credit, State Board of                 6/01 at 101         AAA        5,338,400
                      Education, Public Education Capital Outlay Bonds, Series
                      1991B, 6.700%, 6/01/22 (Pre-refunded to 6/01/01)

    2,000,000       State Board of Education of Florida, Public Education Capital           6/02 at 101         Aaa        2,175,560
                      Outlay Bonds, Series 1991C, 6.625%, 6/01/17 (Pre-refunded to
                      6/01/02)

    2,990,000       Hillsborough County, Florida, Environmentally Sensitive Land            7/02 at 102      Aa3***        3,248,934
                      Acquisition and Protection Program Bonds, Series 1992, 6.250%,
                      7/01/08 (Pre-refunded to 7/01/02)

    1,000,000       Hillsborough County Port District, Florida (Tampa Port                 12/00 at 102     Baa1***        1,087,150
                      Authority), Revenue Bonds, Series 1990, 8.250%, 6/01/09
                      (Pre-refunded to 12/01/00)

      250,000       Hillsborough County, Florida, Capital Improvement, Non-Ad Valorem       1/00 at 102        A***          259,483
                      Revenue Bonds (Museum of Science and Industry Project),
                      Series 1992, 6.400%, 1/01/12 (Pre-refunded to 1/01/00)

    1,635,000       Hillsborough County, Florida, Refunding Utility Revenue Bonds,          8/01 at 102     BBB+***        1,772,700
                      Series 1991A, 7.000%, 8/01/14 (Pre-refunded to 8/01/01)

      250,000       City of Hollywood, Florida, Water and Sewer Revenue Bonds,             10/01 at 102         AAA          272,428
                      Series 1991, 6.875%, 10/01/21 (Pre-refunded to 10/01/01)

    1,810,000       Jacksonville Electric Authority, Jacksonville,  Florida,           10/00 at 101 1/2         Aaa        1,921,822
                      Bulk Power Supply System Revenue Bonds (Scherer 4 Project,
                      Issue One), Series 1991A, 7.000%, 10/01/12 (Pre-refunded to
                      10/01/00)

    1,500,000       Town of Lady Lake, Florida, Industrial Development Revenue              7/00 at 102      N/R***        1,626,630
                      Bonds (Sunbelt Utilities, Inc. Project), Series 1990, 9.625%,
                      7/01/15 (Alternative Minimum Tax) (Pre-refunded to 7/01/00)

    1,000,000       Martin County Health Facilities Authority, Florida, Hospital           11/00 at 102         AAA        1,070,970
                      Revenue Bonds (Martin Memorial Hospital South Project),
                      Series 1990B, 7.100%, 11/15/20 (Pre-refunded to 11/15/00)

    1,050,000       City of Naples, Florida, Hospital Revenue Bonds (Naples Community      10/00 at 102         AAA        1,121,820
                      Hospital, Inc. Project), Series 1990, 7.200%, 10/01/19
                      (Pre-refunded to 10/01/00)

    3,400,000       North Springs Improvement District, Florida, Water and                 10/01 at 102      N/R***        3,790,048
                      Sewer Revenue Bonds, Series 1991, 8.000%, 10/01/16
                      (Pre-refunded to 10/01/01)

      145,000       Orange County, Florida, Sales Tax Revenue Bonds, Series                 1/00 at 102         AAA          150,337
                      1989, 6.125%, 1/01/19 (Pre-refunded to 1/01/00)

    1,750,000       Orange County, Florida, Tourist Development Tax                        10/00 at 102         AAA        1,871,695
                      Revenue Bonds, Series 1990, 7.250%, 10/01/10
                      (Pre-refunded to 10/01/00)

      235,000       Orange County, Florida, Water Utilities System Revenue Bonds,           4/02 at 102         AAA          254,413
                      Series 1992, 6.250%, 10/01/17 (Pre-refunded to 4/01/02)

    1,750,000       Palm Beach County, Florida, Criminal Justice Facilities                 6/00 at 102         AAA        1,852,235
                      Revenue Bonds, Series 1990, 7.250%, 6/01/11 (Pre-refunded to
                      6/01/00)

               Portfolio of Investments

               May 31, 1999

    Principal                                                                          Optional Call                          Market
       Amount      Description                                                           Provisions*      Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                   U.S. Guaranteed (continued)

  $ 1,425,000      Puerto Rico Electric Power Authority, Power Revenue                   7/01 at 102            Aaa     $  1,548,320
                     Bonds, Series P, 7.000%, 7/01/21 (Pre-refunded to 7/01/01)

      500,000      City of St. Petersburg Health Facilities Authority, Florida          12/01 at 102            AAA          546,845
                     (Allegheny Health System Loan Program), Revenue Bonds,
                     Series 1985 A, 7.000%, 12/01/15 (Pre-refunded to 12/01/01)

    2,000,000      City of St. Petersburg Health Facilities Authority, Florida,         12/03 at 100            AAA        2,227,000
                     Allegheny Health System Revenue Bonds (St. Anthony's Health
                     Care Center, Inc.), Series 1991, 6.750%, 12/01/21
                     (Pre-refunded to 12/01/03)

    1,610,000      City of St. Petersburg Health Facilities Authority, Florida,         12/01 at 102            AAA        1,765,317
                     Allegheny Health  System Revenue Bonds (St. Mary's Hospital,
                     Inc.), Series 1991, 7.000%, 12/01/21 (Pre-refunded to
                     12/01/01)

    2,500,000      The School Board of Seminole County, Florida, Certificates            7/04 at 101            AAA        2,827,400
                     of Participation, Series 1994B, 6.750%, 7/01/14 (Pre-refunded to 7/01/04)

    5,000,000      Sunrise Lakes Phase 4 Recreation District, Florida, General           8/05 at 102        BBB-***        5,730,250
                     Obligation and Revenue Bonds, Series 1995A, 6.750%, 8/01/24
                     (Pre-refunded to 8/01/05)

    1,000,000      City of Tampa, Florida, Allegheny Health System Revenue Bonds        12/01 at 102            AAA        1,089,270
                     (St. Joseph's Hospital, Inc.), Series 1991, 6.750%, 12/01/17
                     (Pre-refunded to 12/01/01)

    2,000,000      City of Tampa, Florida, Allegheny Health System Revenue              12/04 at 102            AAA        2,261,740
                     Bonds, St. Joseph's Hospital, Inc. Issue, Series 1994, 6.500%,
                     12/01/23 (Pre-refunded to 12/01/04)

      335,000      City of Tampa, Florida, Water and Sewer Systems Revenue              10/02 at 101            AAA          360,584
                     Bonds, Series 1992, 6.000%, 10/01/17 (Pre-refunded to
                     10/01/02)

    1,000,000      Coral Springs, Florida, Turtle Run Community Development              5/03 at 100        BBB+***        1,083,130
                     District, Water Management Benefit Tax Refunding Bonds,
                     Series 1993, 6.400%, 5/01/11 (Pre-refunded to 5/01/03)
-----------------------------------------------------------------------------------------------------------------------------------
                   Utilities - 10.8%

    4,005,000      Broward County, Florida Resource Recovery Revenue Bonds              12/99 at 103             A-        4,197,560
                     (SES Broward Company, L.P. South Project), Series 1984,
                     7.950%, 12/01/08

    6,000,000      Citrus County, Florida, Pollution Control Refunding Revenue           1/02 at 102             A+        6,412,920
                     Bonds (Florida Power Corporation Crystal River Power Plant
                     Project), Series 1992A, 6.625%, 1/01/27

    2,500,000      Hillsborough County Industrial Development Authority, Florida,        8/01 at 103             AA        2,758,750
                     Pollution Control Revenue Bonds (Tampa Electric Company
                     Project), Series 1991, 7.875%, 8/01/21

    5,000,000      Indiana Municipal Power Agency, Power Supply System                   1/01 at 100            AAA        4,910,600
                     Refunding Revenue Bonds, 1999 Series A, 5.300%, 1/01/23

    1,000,000      City of Lakeland, Florida, Electric and Water Revenue Bonds          No Opt. Call            AAA        1,116,630
                     (Junior Subordinate Lien), Refunding and Improvement Bonds, Series
                      1996B, 6.000%, 10/01/12

    2,125,000      Lee County, Florida, Solid Waste System Revenue Bonds,               10/01 at 102            AAA        2,292,790
                     Series 1991A, 7.000%, 10/01/11 (Alternative Minimum Tax)

    2,000,000      Martin County, Florida, Pollution Control Revenue Refunding           7/00 at 102            AAA        2,112,520
                     Bonds (Florida Power and Light Company Project), Series 1990,
                     7.300%, 7/01/20

    1,000,000      Orlando Utilities Commission, Water and Electric                     No Opt. Call            Aa2        1,196,050
                     Subordinated Revenue Bonds, Series 1989D, 6.750%, 10/01/17

    1,250,000      Orlando Utilities Commission, Water and Electric Subordinated        10/02 at 102            Aa2        1,323,625
                     Revenue Bonds, Series 1992A, 6.000%, 10/01/20

    4,000,000      Pinellas County, Florida, Pollution Control Refunding Revenue         6/01 at 102             A+        4,311,680
                     Bonds (Florida Power Corporation Anclote and Bartow Power
                     Plants Project), Series 1991, 7.200%, 12/01/14

    6,000,000      Polk County Industrial Development Authority, Florida, Solid         12/06 at 102           A-1+        6,301,080
                     Waste Disposal Facility Revenue Bonds (Tampa Electric Company
                     Project), Series 1996, 5.850%, 12/01/30 (Alternative Minimum Tax)

    3,000,000      St. Lucie County, Florida, Solid Waste Disposal Revenue Bonds         2/01 at 102            AA-        3,196,170
                     (Florida Power and Light Company Project), Series 1991, 7.150%,
                     2/01/23 (Alternative Minimum Tax)

    2,000,000      St. Lucie County, Florida, Solid Waste Disposal Revenue Bonds         5/02 at 102            AA-        2,150,360
                     (Florida Power and Light Company Project), Series 1992, 6.700%,
                     5/01/27 (Alternative Minimum Tax)

  Principal                                                                         Option Call                   Market
   Amount           Description                                                     Provisions*      Ratings**    Value
----------------------------------------------------------------------------------------------------------------------------
                    Water and Sewer - 7.2%

$  1,000,000        City of Callaway, Bay County, Florida, Wastewater System           9/06 at 102      AAA   $   1,073,680
                     Revenue Bonds, Series 1996A, 6.000%, 9/01/26

                    City of Clearwater, Florida, Water and Sewer Revenue
                     Refunding Bonds, Series 1998:
   2,155,000          0.000%, 12/01/12                                            12/08 at 85 7/16      AAA       1,084,999
   1,000,000          0.000%, 12/01/13                                           12/08 at 80 15/16      AAA         475,170
   1,000,000          0.000%, 12/01/18                                             12/08 at 62 1/8      AAA         347,320

                    Dade County, Florida, Water and Sewer System Revenue
                     Bonds, Series 1997:

   3,000,000          5.250%, 10/01/21                                                10/07 at 101      AAA       3,015,240
   7,500,000          5.250%, 10/01/26                                                10/07 at 101      AAA       7,532,175

   1,000,000        Town of Davie, Florida, Water and Sewer Improvement and           10/02 at 102      AAA       1,083,080
                     Refunding, Revenue Bonds, Series 1992, 6.250%, 10/01/17

     600,000        The City of Daytona Beach, Florida, Water and Sewer               11/02 at 102      AAA         643,752
                     Revenue Bonds, Series 1992,  6.000%, 11/15/14

   2,000,000        Escambia County Utilities Authority, Florida, Utility             No Opt. Call      AAA         903,780
                     System Revenue Bonds, Series 1992B, 0.000%, 1/01/15

   5,750,000        Hillsborough County, Florida, Refunding Utility                    8/01 at 102      AAA       6,157,445
                     Revenue Bonds, Series 1991A, 6.500%, 8/01/16

     375,000        City of Jacksonville, Florida, Water and Sewer Development         6/02 at 102        A         403,016
                     Revenue Bonds (Jacksonville Suburban Utilities Corporation
                     Project), Series 1992, 6.750%, 6/01/22 (Alternative Minimum
                     Tax)

     250,000        Town of Jupiter, Florida, Water Revenue Bonds, Series             10/01 at 102      AAA         268,953
                     1992B, 6.250%, 10/01/18

   2,000,000        Town of Jupiter Island, Florida, Utility System                   10/08 at 101      AAA       1,926,880
                     Revenue Bonds (South Martin Regional Utility),
                     Series 1998, 5.000%, 10/01/28

                    Manatee County, Florida, Public Utilities Revenue
                     Refunding and Improvement Bonds, Series 1991 C:

   1,850,000         0.000%, 10/01/08                                                 No Opt. Call      AAA       1,207,457
   2,800,000         0.000%, 10/01/09                                                 No Opt. Call      AAA       1,731,825

     265,000        Orange County, Florida, Water Utilities System                     4/02 at 102      AAA         284,655
                     Revenue Bonds, Series 1992, 6.250%, 10/01/17

     165,000        City of Tampa, Florida, Water and Sewer Systems                   10/02 at 101      AAA         175,725
                     Revenue Bonds, Series 1992, 6.000%, 10/01/17
---------------------------------------------------------------------------------------------------------------------------
$394,516,000        Total Investments - (cost $362,304,047) - 98.8%                                             386,144,890
---------------------------------------------------------------------------------------------------------------------------
                    Other Assets Less Liabilities -1.2%                                                           4,658,111
                    --------------------------------------------------------------------------------------------------------
                    Net Assets - 100%                                                                         $ 390,803,001
                    --------------------------------------------------------------------------------------------------------

                    * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
                    ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.
                    *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.
                     N/R  Investment is not rated.


                                  See accompanying notes to financial statements
                        _____
                        13

                        Statement of Net Assets
                        Nuveen Flagship Florida Municipal Bond Fund
                        May 31, 1999

-----------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)    $386,144,890
Receivables:
  Interest                                                          6,648,081
  Investments sold                                                  4,694,954
  Shares sold                                                       1,284,453
Other assets                                                          265,423
-----------------------------------------------------------------------------
     Total assets                                                 399,037,801
-----------------------------------------------------------------------------
Liabilities
Cash overdraft                                                      1,242,370
Payables:
  Investments purchased                                             4,622,550
  Shares redeemed                                                     654,858
Accrued expenses:
  Management fees (note 6)                                            178,146
  12b-1 distribution and service fees (notes 1 and 6)                  72,585
  Other                                                                27,548
Dividends payable                                                   1,436,743
-----------------------------------------------------------------------------
     Total liabilities                                              8,234,800
-----------------------------------------------------------------------------
Net assets (note 7)                                              $390,803,001
-----------------------------------------------------------------------------
Class A Shares (note 1)
Net assets                                                       $297,505,380
Shares outstanding                                                 27,642,746
Net asset value and redemption price per share                   $      10.76
Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% of offering price)               $      11.23
-----------------------------------------------------------------------------
Class B Shares (note 1)
Net assets                                                       $ 15,767,619
Shares outstanding                                                  1,464,572
Net asset value, offering and redemption price per share         $      10.77
-----------------------------------------------------------------------------
Class C Shares (note 1)
Net assets                                                       $ 16,033,511
Shares outstanding                                                  1,489,375
Net asset value, offering and redemption price per share         $      10.77
-----------------------------------------------------------------------------
Class R Shares (note 1)
Net assets                                                       $ 61,496,491
Shares outstanding                                                  5,717,077
Net asset value, offering and redemption price per share         $      10.76
-----------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

               ______

                        Statement of Net Assets
                        Nuveen Flagship Florida Municipal Bond Fund
                        Year Ended May 31, 1999

-----------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                                                     $ 22,034,764
-----------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                                          2,027,580
12b-1 service fees - Class A (notes 1 and 6)                                                        593,582
12b-1 distribution and service fees - Class B (notes 1 and 6)                                        99,243
12b-1 distribution and service fees - Class C (notes 1 and 6)                                        86,121
Shareholders' servicing agent fees and expenses                                                     154,513
Custodian's fees and expenses                                                                        91,188
Trustees' fees and expenses (note 6)                                                                  6,479
Professional fees                                                                                    19,856
Shareholders' reports - printing and mailing expenses                                                84,237
Federal and state registration fees                                                                   5,370
Other expenses                                                                                       32,572
-----------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                                        3,200,741
   Custodian fee credit (note 1)                                                                       (912)
-----------------------------------------------------------------------------------------------------------
Net expenses                                                                                      3,199,829
-----------------------------------------------------------------------------------------------------------
Net investment income                                                                            18,834,935
-----------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain from investment transactions (notes 1 and 4)                                      759,812
Net change in unrealized appreciation or depreciation of investments                             (5,925,814)
-----------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                                 (5,166,002)
-----------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                     $ 13,668,933
-----------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets
                                                                                Year Ended       Year Ended
                                                                                 5/31/99           5/31/98
-----------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                           $ 18,834,935   $ 18,535,807
Net realized gain from investment transactions (notes 1 and 4)                       759,812      1,741,055
Net change in unrealized appreciation or depreciation of investments              (5,925,814)     9,935,425
-----------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                        13,668,933     30,212,287
-----------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Class A                                                                       (14,921,960)   (15,043,556)
   Class B                                                                          (442,577)      (111,486)
   Class C                                                                          (508,583)      (298,769)
   Class R                                                                        (3,072,260)    (2,978,766)
From accumulated net realized gains from investment transactions:
   Class A                                                                        (1,072,990)      (232,327)
   Class B                                                                           (39,163)        (2,178)
   Class C                                                                           (40,494)        (5,383)
   Class R                                                                          (204,848)       (44,456)
-----------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                        (20,302,875)   (18,716,921)
-----------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                                  77,448,397     40,781,150
Net proceeds from shares issued to shareholders due to reinvestment of
   distributions                                                                   8,202,477      8,503,896
-----------------------------------------------------------------------------------------------------------
                                                                                  85,650,874     49,285,046
Cost of shares redeemed                                                          (49,952,837)   (56,173,488)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions                35,698,037     (6,888,442)
-----------------------------------------------------------------------------------------------------------
Net increase in net assets                                                        29,064,095      4,606,924
Net assets at the beginning of year                                              361,738,906    357,131,982
-----------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                   $390,803,001   $361,738,906
-----------------------------------------------------------------------------------------------------------
Balance of undistributed net investment income at the end of year               $     13,914   $    124,359
-----------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

                ______

Notes to Financial Statements


1.   General Information and Significant Accounting Policies
The Nuveen Flagship Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Florida Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The Fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 1999, there were no such outstanding purchase commitments in the Fund.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 1999, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program
The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without any up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and

_____
16
service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances or by specified classes of shareholders.

Derivative Financial Instruments
The Fund may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during fiscal year ended May 31, 1999.

Expense Allocation
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Custodian Fee Credit
The Fund has an agreement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

2.   Fund Shares

Transactions in Fund shares were as follows:

                                                                               Year Ended                  Year Ended
                                                                                 5/31/99                     5/31/98
                                                                     ----------------------------  ---------------------------
                                                                           Shares         Amount       Shares         Amount
------------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                4,391,925   $ 48,059,545    2,575,627   $ 28,008,973
 Class B                                                                1,052,216     11,537,205      420,285      4,565,047
 Class C                                                                  889,995      9,754,281      328,848      3,571,148
 Class R                                                                  740,527      8,097,366      428,140      4,635,982
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                  550,411      6,036,519      606,794      6,557,242
 Class B                                                                    9,759        107,077        3,957         43,099
 Class C                                                                   14,513        159,110       14,699        159,154
 Class R                                                                  173,280      1,899,771      160,928      1,744,401
------------------------------------------------------------------------------------------------------------------------------
                                                                        7,822,626     85,650,874    4,539,278     49,285,046
------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                               (4,017,386)   (43,978,264)  (4,482,418)   (48,620,708)
 Class B                                                                  (78,240)      (856,729)     (17,384)      (188,950)
 Class C                                                                 (113,554)    (1,243,022)    (128,897)    (1,402,431)
 Class R                                                                 (354,310)    (3,874,822)    (548,970)    (5,961,399)
------------------------------------------------------------------------------------------------------------------------------
                                                                       (4,563,490)   (49,952,837)  (5,177,669)   (56,173,488)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                 3,259,136   $ 35,698,037     (638,391)  $ (6,888,442)
==============================================================================================================================

3. Distributions to Shareholders

The Fund declared dividend distributions from its tax-exempt net investment income which were paid on July 1, 1999, to shareholders of record on June 9, 1999, as follows:

--------------------------------------------------------------------------------
Dividend per share:
    Class A                                                              $.0455
    Class B                                                               .0390
    Class C                                                               .0405
    Class R                                                               .0475
================================================================================

______
17

4.   Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities for the fiscal year ended May 31, 1999, aggregated $104,941,965 and $71,839,135, respectively. Purchases and sales (including maturities) of investments in short-term municipal securities for the fiscal year ended May 31, 1999, aggregated $31,200,000 and $31,200,000, respectively.

At May 31, 1999, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes.

5.   Unrealized Appreciation (Depreciation)

At May 31, 1999, net unrealized appreciation of investments aggregated $23,840,843 of which $24,825,083, related to appreciated securities and $984,240 related to depreciated securities.

6.   Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of the Fund as follows:

Average Daily Net Assets                                        Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                          .5500 of 1%
For the next $125 million                                           .5375 of 1
For the next $250 million                                           .5250 of 1
For the next $500 million                                           .5125 of 1
For the next $1 billion                                             .5000 of 1
For net assets over $2 billion                                      .4750 of 1
================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 1999, John Nuveen & Co., Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares of approximately $730,000, of which approximately $640,300 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 1999, the Distributor compensated authorized dealers directly with approximately $579,900 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 1999, the Distributor retained approximately $140,800 in such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $18,300 of CDSC on share redemptions during the fiscal year ended May 31, 1999.

7.   Composition of Net Assets

At May 31, 1999, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

--------------------------------------------------------------------------------
Capital paid-in                                                    $366,701,424
Balance of undistributed net investment income                           13,914
Accumulated net realized gain from investment transactions              246,820
Net unrealized appreciation of investments                           23,840,843
--------------------------------------------------------------------------------
Net assets                                                         $390,803,001
================================================================================

_____
18

               Financial Highlights


               Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)

                                             Investment Operations           Less Distributions
                                        -------------------------------  --------------------------


                                                          Net
                                                     Realized/
                                                    Unrealized
                           Beginning           Net     Invest-               Net                      Ending
                                 Net       Invest-        ment           Invest-                         Net
Year Ended                     Asset          ment        Gain              ment   Capital              Asset     Total
May 31,                        Value    Income (a)      (Loss)    Total   Income     Gains    Total     Value   Return (b)
--------------------------------------------------------------------------------------------------------------------------
Class A (6/90)**
  1999                        $10.94          $.55        $(.14)   $.41    $(.55)    $(.04)   $(.59)   $10.76        3.78%
  1998                         10.60           .56          .34     .90     (.55)     (.01)    (.56)    10.94        8.67
  1997                         10.39           .56          .21     .77     (.56)       --     (.56)    10.60        7.59
  1996                         10.63           .57         (.24)    .33     (.57)       --     (.57)    10.39        3.14
  1995                         10.38           .58          .26     .84     (.59)       --     (.59)    10.63        8.43
Class B (2/97)
  1999                         10.95           .47         (.14)    .33     (.47)     (.04)    (.51)    10.77        3.05
  1998                         10.61           .48          .35     .83     (.48)     (.01)    (.49)    10.95        7.89
  1997 (c)                     10.59           .16          .02     .18     (.16)       --     (.16)    10.61        1.70
Class C (9/95)**
  1999                         10.95           .49         (.14)    .35     (.49)     (.04)    (.53)    10.77        3.22
  1998                         10.60           .50          .36     .86     (.50)     (.01)    (.51)    10.95        8.20
  1997                         10.39           .50          .21     .71     (.50)       --     (.50)    10.60        7.00
  1996 (c)                     10.65           .35         (.26)    .09     (.35)       --     (.35)    10.39        1.30*
Class R (2/97)
  1999                         10.94           .57         (.14)    .43     (.57)     (.04)    (.61)    10.76        4.01
  1998                         10.60           .58          .35     .93     (.58)     (.01)    (.59)    10.94        8.91
  1997 (c)                     10.59           .19          .01     .20     (.19)       --     (.19)    10.60        1.93
--------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                   -----------------------------------------------------------------------------------
                                                                      Ratio                         Ratio
                                                                     of Net                        of Net
                                                   Ratio of      Investment        Ratio of    Investment
                                                   Expenses          Income        Expenses      Income to
                                                 to Average      to Average      to Average        Average
                                   Ending        Net Assets      Net Assets      Net Assets     Net Assets
                                      Net    Before Credit/  Before Credit/   After Credit/  After Credit/   Portfolio
                                   Assets        Reimburse-      Reimburse-      Reimburse-     Reimburse-    Turnover
                                    (000)              ment            ment        ment (a)        ment (a)       Rate
----------------------------------------------------------------------------------------------------------------------
Class A (6/90)**
  1999                           $297,505               .84%           5.00%            .84%           5.00%        19%
  1998                            292,399               .84            5.13             .84            5.13         14
  1997                            296,970               .96            5.20             .82            5.34         54
  1996                            318,456              1.02            5.17             .83            5.36         94
  1995                            341,374              1.04            5.40             .73            5.71         53
Class B (2/97)
  1999                             15,768              1.59            4.25            1.59            4.25         19
  1998                              5,266              1.59            4.35            1.59            4.35         14
  1997 (c)                            785              1.58*           4.52*           1.58*           4.52*        54
Class C (9/95)**
  1999                             16,034              1.39            4.45            1.39            4.45         19
  1998                              7,646              1.39            4.58            1.39            4.58         14
  1997                              5,130              1.46            4.64            1.35            4.75         54
  1996 (c)                          1,175              1.55*           4.42*           1.38*           4.59*        94
Class R (2/97)
  1999                             61,496               .64            5.20             .64            5.20         19
  1998                             56,428               .64            5.33             .64            5.33         14
  1997 (c)                         54,247               .64*           5.55*            .64*           5.55*        54
----------------------------------------------------------------------------------------------------------------------

*   Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Florida.

(a) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 6).

(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c) From commencement of class operations as noted.

                       ____

Report of Independent Public Accountants





To the Board of Trustees and Shareholders of Nuveen Flagship Multistate Trust I:

We have audited the accompanying statement of net assets, including the portfolio of investments, of Nuveen Flagship Florida Municipal Bond Fund (the "Fund") (one of the portfolios constituting the Nuveen Flagship Multistate Trust I (a Massachusetts business trust)), as of May 31, 1999, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1999, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Flagship Florida Municipal Bond Fund of the Nuveen Flagship Multistate Trust I as of May 31, 1999, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years then ended, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Chicago, Illinois
July 20, 1999

____
20

                               Fund Information


Board of Trustees
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Transfer Agent and

Shareholder Services
Chase Global Fund Services Company
P.O. Box 5186
New York, NY 10274
(800) 257-8787

Legal Counsel
Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Public Accountants
Arthur Andersen LLP
Chicago, IL

     SERVING
Investors for Generations

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

     The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies whose aim is to provide consistent, competitive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

     Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our growth, growth and income, income, and tax-free funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

     Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]

John Nuveen, Sr.

NUVEEN

John Nuveen & Co Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

                                                    May 31, 1999   Annual Report

                                                                          NUVEEN
                                                                    Mutual Funds


Extraordinary Talent. Masterful Performance.

                          Nuveen Municipal Bond Funds


                                             Dependable, tax-free

                                             income to help

                                             you keep more
[Photo appears here]
                                             of what you earn.



                                             Maryland

                                             Pennsylvania

                                             Virginia



     Featuring Portfolio Management By Nuveen Investment Advisory Services
                                      A Premier Adviser/SM/ for Income Investing

     Contents
 1   Dear Shareholder

 3   Nuveen Maryland Municipal Bond Fund

 6   Nuveen Flagship Pennsylvania Municipal Bond Fund

 9   Nuveen Flagship Virginia Municipal Bond Fund

12   Portfolio of Investments

26   Statement of Net Assets

27   Statement of Operations

28   Statement of Changes in Net Assets

30   Notes to Financial Statements

35   Financial Highlights

39   Report of Independent Public Accountants

40   Building a Better Portfolio

41   Fund Information


[Photo of Timothy R. Schwertfeger Appears Here]


Timothy R. Schwertfeger
Chairman of the Board


DEAR

Shareholder

I invite you to take a few minutes to read the annual report we've prepared for you on the performance of your Nuveen state municipal bond fund for the fiscal year ended May 31, 1999. You, along with your financial adviser, have made a sound choice in choosing Nuveen to manage this portion of your assets. Since 1898, more than 1.3 million investors have trusted us to help them build and sustain the wealth of a lifetime.

I'm pleased to report your fund continued to meet its primary objective of providing you with dependable tax-free income and attractive after-tax total returns. I will briefly describe the national economic environment during the past 12 months. My discussion is followed by comments about the strategies employed in managing your fund from the portfolio manager of each fund represented in this report.


The Year In Review. The Federal Reserve eased short-term rates for the first time in almost three years by cutting the federal funds rate in the fall of 1998 three times, bringing it to 4.75%. A month after the close of your fund's fiscal year, the Fed raised its target by 25 basis points to 5%. (Be sure to read your fund manager's comments about managing your fund in a rising interest rate environment.)

     The fed funds rate is the rate that banks charge each other for overnight loans and serves as the basis many financial institutions use for setting interest charges on a variety of products, from mortgage and car loans to credit cards.

     The Fed's rate cuts were made to avert a potential domestic credit crunch and restore some stability to global markets. The moves seemed to have worked, as the U.S. economy since has continued its pattern of non-inflationary growth, accompanied by low interest rates and unemployment levels that remain among the lowest in three decades, prompting the late June reversal by the Fed.

     All indications point to a confident U.S. consumer who is comfortable with the current state of the economy, especially the performance of the housing, stock and job markets. This confidence is reflected in the most recent Consumer Confidence Index report, issued by the University of Michigan's Conference Board Inc., which showed a record-setting eighth consecutive month of gains in June.

     On the global front, the turmoil of the past two years appears to be fading somewhat, as international financial markets have begun to send recovery signals.

     Domestic inflation continues to be benign, with an increase of 2.1% for the 12 months ended May 31, 1999. The general backdrop of inflation indicators continued to be mild, with the employment cost index, average hourly earnings, and import and producer price trends all remaining favorable.

     Federal Reserve Chairman Alan Greenspan recently stated that a key factor in achieving today's peaceful coexistence of economic growth and low inflation has been increased productivity. Improvements in productivity, spurred by technological advances, have been responsible for offsetting wage and other inflationary pressures that we would normally expect to see as part of a growing economy.


Why Municipal Bonds? Our municipal bond funds continued to offer attractive, stable income in a market that places a high premium on yield. In 1998, municipal bonds represented a reasonably insulated haven in an otherwise turbulent market, with lower volatility relative to Treasury bonds and other fixed-income investments. Even in 1999, with interest rates rising again, municipals outperformed Treasuries through the end of May.

     The high ratio of tax-exempt municipal yields to Treasury yields sheltered municipal bonds, to some extent, from the price decline that occurred in the Treasury market during the first part of the year. While the yield on 30-year Treasury bonds rose from 5.10% at the end of December to 5.83% as of May 31, 1999, the yield on the Bond Buyer Revenue Bond Index, an unmanaged index of long-term municipal revenue bonds, gained 15 basis points--from 5.26% to 5.41%. Given the inverse relationship between interest rates and bond prices, we saw bond prices fall as rates rose over this period.

     Though municipal bond prices did decrease, the decline was not as dramatic as the drop in Treasuries.

     This performance differential reflects the fact that Treasuries had become relatively expensive as the result of safe-haven buying during the international economic crises in 1998. As the financial turmoil subsided, however, foreign investors returned to investing in their own countries rather than in U.S. dollar-denominated securities, and the decline in demand caused U.S. Treasuries to drop in price.

     At the end of May 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 93%, compared with the historical average of 86% for the period of 1986-1999. For investors, this meant that quality long-term municipal bonds offered yields comparable to those of long Treasury bonds --even before the tax advantages of municipal bonds were taken into account. During the funds' fiscal year, that ratio hit a high of 104% in December.

     On an after-tax basis in today's market, municipal bonds continue to present an exceptionally attractive investment option relative to Treasuries.

     During 1998, lower interest rates and the strong economy combined to generate high levels of new municipal issuance and a significant increase in the refinancing of existing bonds. Municipal issuance in 1998 reached $284 billion, up 29% over 1997.

     In the first part of 1999, however, as the market settled into a more stable interest rate environment, refunding activity has dropped off dramatically, resulting in a drop in municipal supply. This, in turn, has enhanced the attractiveness of the municipal bonds that were brought to market, as demand--especially from individual investors--remained relatively strong.


The Value of Nuveen Expertise. Nuveen Mutual Funds are a diverse collection of investments featuring highly regarded asset management firms--Premier Advisers/SM/--who direct the investment activities of each portfolio.

     The Premier Advisers are firms that have earned a reputation for excellence in their field of expertise--including Nuveen Investment Advisory Services for income investing, Rittenhouse Financial Services for growth investing and Institutional Capital Corporation for value investing.

     For more information on our funds, contact your financial adviser for a prospectus, or call Nuveen at (800) 621-7227, or download one from www.nuveen.com. Please read the prospectus carefully before you invest or send money.

     We encourage you to talk with your financial adviser about Nuveen's expanding array of investments and the ways they can help you establish a diversified portfolio designed to build and sustain long-term financial security.

     We are grateful for the confidence you have placed in us and are dedicated to maintaining your trust in the years ahead.


Sincerely,

/s/  Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
July 15, 1999

NUVEEN MARYLAND MUNICIPAL BOND FUND

Report from the Portfolio Manager


Portfolio Manager Tom Futrell discusses fund performance, the municipal market and key investment strategies for the Maryland fund for the fiscal year ended May 31, 1999.

Comments cover the year ended May 31, 1999; performance statistics are quoted for Class A shares at net asset value.


How strong is Maryland's economy? Maryland continues to experience modest but steady economic growth. Growth in the business services and high technology sectors have helped diversify the state's economy, lessening its reliance on federal government employment. Some of the employment growth, however, has come from lower paying service-sector fields such as data processing and security services, which has reduced Maryland's per capita income advantage over the national average. Still, Maryland ranks 5th in the nation in per capita income. Maryland is currently implementing a 10% tax cut that is being phased in over several years.

     In response to low interest rates, the state's municipal bond issuance was up sharply in 1998.

     Rising interest rates in 1999, however, significantly slowed municipal bond activity--both new issuance and refundings--in the latter half of the fund's fiscal year. There were two reasons the market slowed--the increased interest rates, which primarily slowed new issuance, plus the fact that the refunding market has essentially been exhausted. Municipalities flooded the market with refundings in recent years when interest rates were dropping. A provision of the Tax Reform Act of 1986, however, limits municipalities to only one tax-exempt refunding per issue.

     As is the case on the national level, increasing concerns about rising economic growth and potential inflation caused bond yields to rise and prices to fall. However, municipal bonds held their values quite well compared to U.S. Treasury bonds.

How did Nuveen Maryland Municipal Bond Fund perform during its fiscal year? Nuveen Maryland Municipal Bond Fund generated a total return on net asset value of 3.65%. That compares to the 3.43% average annual total return posted by the Lipper Maryland Municipal Debt Peer Group.* The Nuveen Maryland Municipal Bond Fund ranked 16th out of 36 municipal bond funds for the fiscal year period. Total return equals a fund's income and capital distributions, if any, plus or minus changes in net asset value. The fund's taxable equivalent total return, for investors in the 34.5% combined federal and state income tax bracket, was 6.11%.**

     As of May 31, 1999, the fund's SEC 30-day yield was 4.10%. For investors in the combined 34.5% federal and state income tax bracket, that is equivalent to a yield of 6.26% on a taxable investment.

How did you manage the fund to achieve this performance?   We continued to focus
on bonds we determined to have a good "call" structure. Issuers generally have the right to call or redeem their bonds after a given date prior to maturity, which they would do if interest rates declined. To protect the fund's income stream, we looked for bonds with call dates far in the future--or better yet, that are noncallable.


 *The Lipper Peer Group return represents the average annualized total return of the 36 funds in the Lipper Maryland Municipal Debt category. The return assumes the reinvestment of dividends and does not reflect any applicable sales charges.

**Taxable equivalent total return equals a fund's taxable equivalent income
  (based on the combined federal and state tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

     For example, we recently purchased non-callable insured AAA Baltimore Water & Sewer bonds due in 2024, achieving a similar yield to what would have been obtained with callable bonds.

     In addition to good call protection, we continued to search for bonds that offered attractive yields and sound underlying credit quality. With interest rates at a higher level, and the widening differential between low-rated and high-rated credits, we took the opportunity to investigate lower-rated issues. Using the expertise of Nuveen Research, we considered only those bonds that offered adequate compensation for the level of risk.

     For example, we purchased bonds issued by Maryland Health and Educational Facilities Authority for the Green Acres School, a small independent elementary school. Because of the bonds' BBB- credit rating, the purchase involved intensive research. Those efforts, however, paid off for the fund through the bonds' very attractive 5.4% yield, which will help to boost the fund's income.

     Another example was the purchase of Maryland Economic Development Corporation for the Collegiate Housing Foundation University Courtyard Project. These Baa3 rated bonds offered a 5.75% coupon and mature in 2019. The bonds, which were issued to build student housing for the University of Maryland, involve an innovative financing technique. Because of this unique structure and the lower rating, the purchase required intensive research analysis. Both of these bond issues offer significant yield premiums over AAA credits.

     In recent months, we have taken advantage of rising interest rates by selling some bonds at a loss--because as interest rates rose, prices of the bonds fell--and subsequently buying similar securities, whose yield now reflected the higher interest rates.

     Called a "swap," this action produced two benefits for the fund and for shareholders--tax efficiency and potentially higher income. Tax losses were created by the swaps, which will benefit the fund and are used to offset capital gains for up to eight years. The higher yield of the new bonds should boost the fund's income as well.

What is your outlook for Nuveen Maryland Municipal Bond Fund? With Maryland's strong economy and expanding financing needs, we expect there will continue to be a buoyant supply and demand for municipal bonds in areas such as housing, healthcare, education and utilities.

     We will continue to seek out lower investment grade and non-rated opportunities to improve the incremental yield of the fund and boost income.


"With interest rates at a higher level, and the widening differential between low-rated and high-rated credits, we took the opportunity to investigate lower-rated issues."

     NUVEEN MARYLAND MUNICIPAL BOND FUND
Highlights as of May 31, 1999


Quick Facts
                                    A Shares    B Shares    C Shares    R Shares

NAV                                  $ 10.46     $ 10.47     $ 10.46     $ 10.48
--------------------------------------------------------------------------------
May's Declared Dividend*             $0.0405     $0.0335     $0.0355     $0.0420
--------------------------------------------------------------------------------
Fund Symbol                            NMDAX         N/A       NMDCX       NMMDX
--------------------------------------------------------------------------------
CUSIP                              67065L831   67065L823   67065L815   67065L799
--------------------------------------------------------------------------------
Inception Date                          9/94        3/97        9/94       12/91
--------------------------------------------------------------------------------
* Paid June 1, 1999


Total Returns (Annualized)/+/
                                A Shares       B Shares    C Shares    R Shares
                             NAV      Offer       NAV         NAV         NAV

1-Year                       3.65%   -0.68%      2.95%       3.07%       3.82%
--------------------------------------------------------------------------------
1-Year TER**                 6.11%    1.69%      4.98%       5.22%       6.37%
--------------------------------------------------------------------------------
5-Year                       6.18%    5.28%      5.47%       5.54%       6.44%
--------------------------------------------------------------------------------
Since Inception              6.26%    5.63%      5.53%       5.56%       6.51%

+ Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

** Taxable Equivalent Return (based on a combined federal and state tax rate of 34.5%).


Index Comparison/./

[Line Chart Appears Here]

                  Nuveen Maryland       Muveen Maryland     Lehman Brothers
                      Municipal            Municipal           Municipal
                  Bond Fund (Offer)     Bond Fund (NAV)       Bond Index
February 1992           9,580               10,000              10,000
May 1992               10,809               11,283              11,377
May 1993               11,394               11,893              12,005
May 1994               11,478               11,981              12,232
May 1995               12,620               13,174              13,584
May 1996               13,184               13,762              14,334
May 1997               14,202               14,825              15,645
May 1998               14,930               15,584              16,606
May 1999               14,874               15,526              16,574

          Nuveen Maryland Municipal Bond Fund (Offer) $14,874
          Nuveen Maryland Municipal Bond Fund (NAV) $15,526
          Lehman Brothers Municipal Bond Index $16,575

/./ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.


Monthly Tax-Free Dividends (Class A Shares)

[Bar Chart Appears Here]

Month
June         .0400
July         .0400
August       .0400
September    .0400
October      .0400
November     .0400
December     .0400
January      .0405
February     .0405
March        .0405
April        .0405
May          .0405

Portfolio Statistics

Fund Net Assets                      $75.3 million
--------------------------------------------------
Effective Maturity                     20.64 years
--------------------------------------------------
Average
Effective Duration                            7.86
--------------------------------------------------


Top Five Sectors/1/

Housing (Multifamily)                          23%
--------------------------------------------------
Health Care                                    20%
--------------------------------------------------
Housing (Single Family)                        11%
--------------------------------------------------
Tax Obligation (Limited)                        9%
--------------------------------------------------
U.S. Guaranteed                                 9%
--------------------------------------------------


Bond Credit Quality/1/

[Pie Chart Appears Here]

AAA/U.S.
Guaranteed  65%
AA..........16%
A............6%
BBB/NR......13%

/1/ as a percentage of total bond holdings


Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than original cost. Performance of classes will differ. For additional information, please see the fund's prospectus.

     NUVEEN FLAGSHIP PENNSYLVANIA MUNICIPAL BOND FUND

Report from the Portfolio Manager

Portfolio Manager Tom O'Shaughnessy discusses fund performance, the municipal market and key investment strategies for the Pennsylvania fund for the fiscal year ended May 31, 1999.


Comments cover the year ended May 31, 1999; performance statistics are quoted for Class A shares at net asset value.


How strong is Pennsylvania's economy? Although Pennsylvania's population growth is below the national average, the state's economy is strengthening and broadening beyond the economically cyclical heavy industrial base. Unemployment registered 3.8% in May 1999, down from 4.6% a year ago. Per capita income is about average for the nation.

     Recently, the state has reduced its tax burden on individuals and business in an effort to attract new industry.

     In 1998, Pennsylvania was among the largest issuers of municipal bonds in the country, and that plentiful supply continued into 1999. Several entities, including Allegheny County and the University of Pittsburgh, sold bond issues exceeding $100 million each.

     As was the case on the national level, increasing concerns about rising economic growth and potential inflation caused bond yields to rise and prices to fall. However, municipal bonds held their values quite well compared to U.S. Treasury bonds.


How did the fund perform during its fiscal year? Nuveen Flagship Pennsylvania Municipal Bond Fund generated a total return on net asset value of 3.42%, compared to the 3.23% average annual total return posted by the Lipper Pennsylvania Municipal Debt Peer Group.* Nuveen Flagship Pennsylvania Municipal Bond Fund ranked 27th out of 62 municipal bond funds for the fiscal year period as ranked by Lipper. Total return equals a fund's income plus capital gains distributions, if any, plus or minus changes in net asset value. The fund's taxable equivalent total return, for investors in the 33% combined federal and state income tax bracket, was 5.93%.**

     As of May 31, 1999, the fund's SEC 30-day yield was 4.72%. For investors in the combined 33% federal and state income tax bracket, that is equivalent to a yield of 7.04% on a taxable investment.


How did you manage the fund to achieve this performance? We continued to focus on bonds we determined to have a good "call" structure. Issuers generally have the right to call or redeem their bonds after a given date prior to maturity, which they would do if interest rates declined. To protect the fund's income stream, we looked for bonds with call dates far in the future--or better yet, that are noncallable. Only 5% of the Pennsylvania portfolio is callable between now and the year 2001.

     In addition to call protection, we continued to search for bonds that offered attractive yields and sound underlying credit quality. Nuveen Research helps us accomplish that. In addition, Nuveen Research helps us monitor events in the municipal market and analyze how those events affect individual state and national municipal markets.

     For example, during spring 1998, a major not-for-profit healthcare provider in Philadelphia declared bankruptcy. The fallout from Pittsburgh's Allegheny Health Education and Research Foundation (AHERF) was most pronounced in the healthcare sector of the Pennsylvania municipal market, but it was felt to a lesser extent throughout the municipal market. Your fund did not own the affected bonds.


* The Lipper Peer Group return represents the average annualized total return of the 62 funds in the Lipper Pennsylvania Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

** Taxable equivalent total return equals a fund's taxable equivalent income
   (based on the combined federal and state tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

     Uncertainty created by the Philadelphia healthcare situation prompted investors to demand higher yields for lower-rated issues across the country, causing the yield "spread," or the difference between the highest credit quality securities and those of lower credit quality, to widen. Prior to the bankruptcy, this spread had been relatively narrow, suggesting that investors were not being compensated adequately for taking on additional credit risk. With spreads having widened, lower-rated securities have become more attractive on a risk-adjusted basis.

     However, with interest rates at a higher level, and the widening differential between low-rated and high-rated credits, we took the opportunity to investigate lower-rated issues. Using the expertise of Nuveen Research, we considered only those bonds that offered adequate compensation for the level of risk.

     Since AHERF, we added several financially sound Pennsylvania hospitals at very attractive prices.

     In recent months, we have taken advantage of rising interest rates by selling some bonds at a loss--because as interest rates rose, prices of the bonds fell--and subsequently buying similar securities, whose yield now reflected the higher interest rates.

     Called a "swap," this action produced two benefits for the fund and for shareholders--tax efficiency and potentially higher income. Tax losses were created by the swaps, which will benefit the fund and are used to offset capital gains for up to eight years. The higher yield of the new bonds should boost the fund's income as well.



What is your outlook for Nuveen Flagship Pennsylvania Municipal Bond Fund? Rising interest rates in 1999 have made it advantageous for us to lock in higher yields by extending the portfolio's average maturity beyond that of our peer group. We believe that bond yields are currently attractive in relation to inflation. Should interest rates fall or remain stable, the portfolio's longer effective maturity would be beneficial.

     With Pennsylvania's increasingly diversified economy, we believe that there will continue to be a buoyant supply and demand for municipal bonds in areas such as housing, healthcare, education and utilities. We will continue to seek out undervalued securities that provide income and the opportunity for price appreciation through credit rating upgrades.


"During spring 1998, a major not-for-profit healthcare provider in Philadelphia declared bankruptcy.
                                     . . .
                  Your fund did not own the affected bonds."

     NUVEEN FLAGSHIP PENNSYLVANIA MUNICIPAL BOND FUND

Highlights  as of May 31, 1999


Quick Facts
                                    A Shares    B Shares    C Shares    R Shares

NAV                                  $ 10.45     $ 10.47     $ 10.44     $ 10.44
--------------------------------------------------------------------------------
May's Declared Dividend*             $0.0430     $0.0365     $0.0385     $0.0450
--------------------------------------------------------------------------------
Fund Symbol                            FPNTX         N/A       FPMBX       NBPAX
--------------------------------------------------------------------------------
CUSIP                              67065L740   67065L732   67065L724   67065L716
--------------------------------------------------------------------------------
Inception Date                         10/86        2/97        2/94        2/97
--------------------------------------------------------------------------------
* Paid June 1, 1999


Total Returns (Annualized)/+/
                                A Shares       B Shares    C Shares    R Shares
                             NAV      Offer       NAV         NAV         NAV

1-Year                       3.42%   -0.94%      2.66%       2.80%       3.55%
--------------------------------------------------------------------------------
1-Year TER**                 5.93%    1.46%      4.79%       5.06%       6.18%
--------------------------------------------------------------------------------
5-Year                       6.68%    5.77%      6.04%       6.10%       6.77%
--------------------------------------------------------------------------------
10-Year                      7.21%    6.75%      6.76%       6.63%       7.26%

+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

** Taxable Equivalent Return (based on a combined federal and state tax rate of 33%).


Index Comparison/./

[Line Chart Appears Here]

            Nuveen Flagship    Nuveen Flagship
            Pennsylvania       Pennsylvania       Lehman Brothers
            Municipal          Municipal          Municipal
            Bond Fund Offer    Bond Fund NAV      Bond Index
May 1989         9,580             10,000             10,000
    1990        10,126             10,570             10,731
    1991        11,063             11,548             11,813
    1992        12,168             12,702             12,974
    1993        13,551             14,145             14,526
    1994        13,918             14,528             14,885
    1995        15,016             15,674             16,240
    1996        15,592             16,275             16,982
    1997        16,897             17,638             18,391
    1998        18,600             19,415             20,117
    1999        19,236             20,080             21,058

          Nuveen Flagship Pennsylvania Municipal Bond Fund (Offer) $19,236 Nuveen Flagship Pennsylvania Municipal Bond Fund (NAV) $20,080 Lehman Brothers Municipal Bond Index $21,058

/./ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.


Monthly Tax-Free Dividends (Class A Shares)/./

[Bar Chart Appears Here]

Month
-----
June          .0465
July          .0450
August        .0450
September     .0450
October       .0450
November      .0450
December      .0450
January       .0430
February      .0430
March         .0430
April         .0430
May           .0430

/./ The fund also paid shareholders capital gains and net ordinary income distributions in December of $0.0593 per share.


Morningstar Rating/TM 1/
****
Overall rating among 1,586
municipal bond funds as
of 5/31/99.


Portfolio Statistics

Fund Net Assets                       $153 million
--------------------------------------------------
Effective Maturity                     21.29 years
--------------------------------------------------
Average
Effective Duration                            8.35
--------------------------------------------------


Top Five Sectors/2/

Education and Civic Organizations              17%
--------------------------------------------------
Housing (Single Family)                        13%
--------------------------------------------------
Health Care                                    13%
--------------------------------------------------
Tax Obligation (General)                       12%
--------------------------------------------------
Utilities                                      11%
--------------------------------------------------


Bond Credit Quality/2/

[Pie Chart Appears Here]

AAA/U.S.
Guaranteed  49%
AA...........9%
A...........10%
BBB/NR......32%


Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than original cost. Performance of classes will differ. For additional information, please see the fund's prospectus.

/1/ The Morningstar rating is an overall rating for the municipal bond category and relates to Class A Shares only; other classes may vary. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 5/31/99 and are subject to change every month. Past performance is no guarantee of future results. Ratings are calculated from the fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns, with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. A shares of the fund received 4 stars for the 3- and 5-year periods and 3 stars for the 10-year period. The top 10% of the funds in a broad asset class receive 5 stars and the next 22.5% receive 4 stars. The fund was rated among 1,586, 1,184, and 368 funds for the three-, five-, and 10-year periods, respectively.

/2/ as a percentage of total bond holdings

     NUVEEN FLAGSHIP VIRGINIA MUNICIPAL BOND FUND

Report from the Portfolio Manager

Portfolio Manager William Fitzgerald discusses fund performance, the municipal market and key investment strategies for the Virginia fund for the fiscal year ended May 31, 1999.


Comments cover the year ended May 31, 1999; performance statistics are quoted for Class A shares at net asset value.


How strong is Virginia's economy? Because of its proximity to Washington, D.C., the state has traditionally had a significant reliance on the federal government. However, the economy has diversified into the private sector in recent years. With an unemployment rate of just 3.0% in May, job growth continues to outpace the national average.

     Virginia's expanding economy led to growing infrastructure and school financing needs, resulting in strong municipal bond issuance in 1998.

     Rising interest rates in 1999, however, significantly slowed municipal bond activity--both new issuance and refundings--in the latter half of the fund's fiscal year.

     There were two reasons the market slowed--the increased interest rates, which primarily slowed new issuance, plus the fact that the refunding market has essentially been exhausted. Municipalities flooded the market with refundings in recent years when interest rates were dropping. A provision of the Tax Reform Act of 1986, however, limits municipalities to only one tax-exempt refunding per issue.

     As was the case on the national level, increasing concerns about rising economic growth and potential inflation caused bond yields to rise and prices to fall. However, municipal bonds held their values quite well compared to U.S. Treasury bonds.


How did Nuveen Flagship Virginia Municipal Bond Fund perform during its fiscal year? Nuveen Flagship Virginia Municipal Bond Fund generated a total return on net asset value of 3.95%, outperforming the 3.51% average annual total return posted by the Lipper Virginia Municipal Debt Peer Group.* The fund ranked 7th of 35 municipal bond funds in its Lipper peer category for the fiscal period. Total return equals a fund's income plus capital gains distributions, if any, plus or minus changes in net asset value. The fund's taxable equivalent return, for investors in the 35% combined federal and state income tax bracket, was 6.61%.**

     As of May 31, 1999, the fund's SEC 30-day yield was 4.24%. For investors in the combined 35% federal and state income tax bracket, that is equivalent to a yield of 6.52% on a taxable investment.


How did you manage the fund to achieve this performance? We continued to focus on bonds we determined to have a good "call" structure. Issuers generally have the right to call or redeem their bonds after a given date prior to maturity, which they would do if interest rates declined. To protect the fund's income stream, we looked for bonds with call dates far in the future--or better yet, that are noncallable.

     For instance, the fund sold water and sewer bonds with a higher coupon issued by Henrico County that were callable in three years. Because of the higher coupon, the bonds would very likely be called, forcing us to reinvest the funds at what could be much lower yields. Instead, with the proceeds of that sale, the fund purchased noncallable bonds, maturing in 2030, issued by the Virginia College Building Authority for Washington & Lee University.


* The Lipper Peer Group return represents the average annualized total return of the 35 funds in the Lipper Virginia Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

** Taxable equivalent total return equals a fund's taxable equivalent income
   (based on the combined federal and state tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

     In addition to call protection, we continued to search for bonds that offered attractive yields and sound underlying credit quality. Because the fund is well positioned in terms of call protection, we can afford to be particularly selective in making new investments.

     Nuveen Research also helps us monitor events in the municipal market and analyze how those events affect individual state and national municipal markets.

     For example, during spring 1998, a major not-for-profit healthcare provider in Philadelphia declared bankruptcy. While the impact of this bankruptcy was most pronounced in the healthcare sector of the Pennsylvania municipal market, it was felt to a lesser extent throughout the municipal market.

     Uncertainty created by the Philadelphia healthcare situation prompted investors to demand higher yields for lower-rated issues across the country, causing the yield "spread," or the difference between the highest credit quality securities and those of lower credit quality, to widen. Prior to the bankruptcy, this spread had been relatively narrow, suggesting that investors were not being compensated adequately for taking on additional credit risk. With spreads having widened, lower-rated securities have become more attractive on a risk-adjusted basis.

     With interest rates at a higher level, and the widening differential between low-rated and high-rated credits, we took the opportunity to investigate lower-rated issues. Using the expertise of Nuveen Research, we considered only those bonds that offered adequate compensation for the level of risk were considered for purchase.

     In recent months, we have taken advantage of rising interest rates by selling some bonds at a loss--because as interest rates rose, prices of the bonds fell--and subsequently buying similar securities, whose yield now reflected the higher interest rates.

     Called a "swap," this action produced two benefits for the fund and for shareholders--tax efficiency and potentially higher income. Tax losses were created by the swaps, which will benefit the fund and are used to offset capital gains for up to eight years. The higher yield of the new bonds should boost the fund's income as well.

What is your outlook for Nuveen Flagship Virginia Municipal Bond Fund? Rising interest rates in 1999 have made it advantageous for us to lock in higher yields by extending the portfolio's average maturity beyond that of our peer group. We believe that bond yields are currently attractive in relation to inflation. Should interest rates fall or remain stable, the portfolio's longer maturity would be advantageous.

     With Virginia's strong economy and influx of population, we expect there will continue to be a buoyant supply and demand for municipal bonds in areas such as housing, healthcare, education and utilities.

     We will continue to seek out undervalued securities that provide income and the opportunity for price appreciation through credit rating upgrades.


"Because the fund is well positioned in terms of call protection, we can afford to be particularly selective in making new investments."

  NUVEEN FLAGSHIP VIRGINIA MUNICIPAL BOND FUND

Highlights as of May 31, 1999



 Quick Facts
                               A Shares      B Shares    C Shares    R Shares
NAV                             $ 10.93       $ 10.93     $ 10.92     $ 10.93
-----------------------------------------------------------------------------
May's Declared Dividend*        $0.0435       $0.0365     $0.0385     $0.0455
-----------------------------------------------------------------------------
Fund Symbol                       FVATX           N/A       FVACX       NMVAX
-----------------------------------------------------------------------------
CUSIP                         67065L690     67065L682   67065L674   67065L666
-----------------------------------------------------------------------------
Inception Date                     3/86          2/97       10/93        2/97
-----------------------------------------------------------------------------
* Paid June 1, 1999

  Total Returns (Annualized)/+/

                     A Shares      B Shares   C Shares   R Shares
                  NAV      Offer     NAV        NAV        NAV
1-Year            3.95%   -0.37%     3.20%      3.30%      4.18%
----------------------------------------------------------------
1-Year TER**      6.61%    2.18%     5.44%      5.66%      6.96%
----------------------------------------------------------------
5-Year            6.67%    5.77%     6.00%      6.07%      6.78%
----------------------------------------------------------------
10-Year           7.33%    6.87%     6.86%      6.74%      7.39%

+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

** Taxable Equivalent Return (based on a combined federal and state tax rate of 35%).

  Index Comparison*

[Line Chart Appears Here]

            Nuveen Flagship      Nuveen Flagship
               Virginia             Virginia        Lehman Brothers
               Municipal            Municipal          Municipal
May         Bond Fund (Offer)    Bond Fund (NAV)      Bond Index
---
1989              9,580              10,000             10,000
1990             10,168              10,614             10,731
1991             11,154              11,643             11,813
1992             12,198              12,733             12,974
1993             13,707              14,308             14,526
1994             14,066              14,682             14,885
1995             15,190              15,856             16,240
1996             15,802              16,495             16,982
1997             17,101              17,851             18,391
1998             18,691              19,511             20,117
1999             19,430              20,282             21,058

--- Nuveen Flagship Virginia Municipal Bond Fund (Offer) $19,430
--- Nuveen Flagship Virginia Municipal Bond Fund (NAV) $20,282
--- Lehman Brothers Municipal Bond Index $21,058

* The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

  Monthly Tax-Free Dividends (Class A Shares)*

[Bar Chart Appears Here]

Month
-----
June         .0460
July         .0450
August       .0450
September    .0450
October      .0450
November     .0450
December     .0450
January      .0435
February     .0435
March        .0435
April        .0435
May          .0435

* The fund also paid shareholders capital gains and net ordinary income distributions in December of $0.0298 per share.

  Morningstar Rating/TM 1/
  ****
  Overall rating among 1,586 municipal bond funds as of 5/31/99.

  Portfolio Statistics

Fund Net Assets             $ 223.8 million
-------------------------------------------
Effective Maturity              20.17 years
-------------------------------------------
Average Effective Duration             6.96
-------------------------------------------

Top Five Sectors/2/
Health Care                             14%
-------------------------------------------
Tax Obligation (Limited)                11%
-------------------------------------------
Education and Civic Organizations       11%
-------------------------------------------
U.S. Guaranteed                         11%
-------------------------------------------
Water and Sewer                         11%
-------------------------------------------

Bond Credit Quality/2/

[Pie Chart Appears Here]

AAA/U.S.
Guaranteed...... 37%
AA.............. 31%
A............... 20%
BBB/NR.......... 12%


Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than original cost. Performance of classes will differ. For additional information, please see the fund's prospectus.

/1/ The Morningstar rating is an overall rating for the municipal bond category and relates to Class A Shares only; other classes may vary. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 5/31/99 and are subject to change every month. Past performance is no guarantee of future results. Ratings are calculated from the fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns, with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. A shares of the fund received 4 stars for the 3- and 5-year periods and 3 stars for the 10-year period. The top 10% of the funds in a broad asset class receive 5 stars and the next 22.5% receive 4 stars. The fund was rated among 1,586, 1,184, and 368 funds for the three-, five-, and 10-year periods, respectively.

/2/  as a percentage of total bond holdings

Portfolio of Investments

Nuveen Maryland Municipal Bond Fund
May 31, 1999

  Principal                                                                            Optional Call                        Market
     Amount    Description                                                               Provisions*     Ratings**           Value
----------------------------------------------------------------------------------------------------------------------------------
               Basic Materials -- 2.2%

$ 1,500,000    Mayor and City Council of Baltimore (Maryland), Port Facilities            4/02 at 103          AA-     $ 1,627,575
                 Revenue Bonds (Consolidation Coal Sales Company Project), Series
                 1984B, 6.500%, 10/01/11
----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations -- 6.2%

               Maryland Health and Higher Educational Facilities Authority,
               Educational Facilities Mortgage Revenue Bonds, Green Acres School
               Issue, Series 1998:
    665,000      5.300%, 7/01/18                                                          7/06 at 102         BBB-         647,451
  1,425,000      5.300%, 7/01/28                                                          7/06 at 102         BBB-       1,358,980

  1,000,000    Maryland Health and Higher Educational Facilities Authority,               7/08 at 102          Aa2         999,950
                 Refunding Revenue Bonds, The Johns Hopkins University Issue,
                 Series 1998, 5.125%, 7/01/20

  1,500,000    Morgan State University, Maryland, Academic Fees and                      No Opt. Call          AAA       1,695,495
                 Auxiliary Facilities Fees Revenue Refunding Bonds, 1993
                 Series, 6.100%, 7/01/20
----------------------------------------------------------------------------------------------------------------------------------
               Health Care -- 19.5%
  2,165,000    City of Gaithersburg, Maryland, Nursing Home Revenue Refunding            No Opt. Call          AAA       2,519,259
                 Bonds (Shady Grove Adventist Nursing and Rehabilitation Center
                 Project), Series 1992A, 6.500%, 9/01/12

  1,790,000    Maryland Economic Development Corporation (Health and Mental               4/11 at 102          N/R       1,811,713
                 Hygiene Providers Facilities Acquisition Program), Revenue Bonds,
                 Series 1996A, 7.625%, 4/01/21

  2,000,000    Maryland Health and Higher Educational Facilities Authority,               6/09 at 101            A       2,018,500
                 Kaiser Permanente, Revenue Bonds, 1998 Series A, 5.375%, 7/01/15

  1,000,000      Maryland Health and Higher Educational Facilities Authority,             7/03 at 102          AAA         998,450
                   Refunding Revenue Bonds, Francis Scott Key Medical Center Issue,
                   Series 1993, 5.000%, 7/01/13

  1,000,000    Maryland Health and Higher Educational Facilities Authority,               7/03 at 102         Baa1       1,017,390
                 Project and Refunding Revenue Bonds, Doctors Community
                 Hospital Issue, Series 1993, 5.750%, 7/01/13

  3,500,000    Maryland Health and Higher Educational Facilities Authority,               1/08 at 101          Aaa       3,413,655
                 Revenue Bonds, Upper Chesapeake Hospitals Issue,
                 Series 1998A, 5.125%, 1/01/38

  2,000,000    Prince George's County, Maryland, Project and Refunding Revenue Bonds      7/04 at 102         Baa1       1,891,140
                 (Dimensions Health Corporation Issue), Series 1994, 5.375%, 7/01/14

  1,000,000    Puerto Rico Industrial, Tourist, Educational, Medical and Environmental    1/05 at 102          AAA       1,096,260
                 Control Facilities Financing Authority, Hospital Revenue Bonds,
                 1995 Series A (Hospital Auxilio Mutuo Obligated Group Project),
                 6.250%, 7/01/16
----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily -- 22.5%

  1,500,000    Baltimore County, Maryland, Mortgage Revenue Refunding Bonds              10/08 at 102          AAA       1,497,540
                 (GNMA Collateralized -- Cross Creek Apartments Project), Series
                 1998A, 5.250%, 10/20/33

  1,000,000    Baltimore City, Maryland, Mortgage Revenue Refunding Bonds, Series        12/02 at 102          AAA       1,065,480
                 1992 (GNMA Collateralized-Tindeco Wharf Apartments Project), 6.700%,
                 12/20/28

  1,000,000    Howard County, Maryland, Mortgage Revenue Refunding Bonds, Series          7/02 at 102          AAA       1,051,160
                 1992 (Howard Hills Townhouses Project, FHA-Insured Mortgage
                 Loan), 6.400%, 7/01/24

  2,000,000    Howard County, Maryland, Multifamily Housing Revenue Refunding Bonds,      7/02 at 104         Baa2       2,195,840
                 Refunding Bonds, Series 1994 (Chase Glen Project), 7.000%, 7/01/24
                 (Mandatory put 7/01/04)

               Community Development Administration, Department of Housing and Community
               Development, State of Maryland, Multifamily Housing Revenue Bonds
               (Insured Mortgage Loans), 1992 Series D:
    700,000      6.700%, 5/15/27                                                          5/02 at 102           Aa         742,889
    500,000      6.750%, 5/15/33                                                          5/02 at 102           Aa         531,170

  1,000,000    Community Development Administration, Maryland Department of Housing       1/09 at 101          Aa2         986,760
                 of Housing and Community Development, Housing Revenue Bonds, 1999
                 Series A, 5.350%, 7/01/41 (Alternative Minimum Tax)

12

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily (continued)

$ 1,000,000    Community Development Administration, Maryland Department of Housing     10/08 at 101 1/2         Aaa    $ 1,008,410
                 and Community Development, Multifamily Development Revenue Bonds
                 (Auburn Manor Project), Series 1998 A, 5.300%, 10/01/28
                 (Alternative Minimum Tax)

  1,000,000    Housing Opportunities Commission of Montgomery County (Montgomery             7/05 at 102         Aaa      1,050,890
                 County, Maryland), Multifamily Housing Revenue Bonds,
                 1995 Series A., 6.000%, 7/01/20

  4,420,000    Housing Opportunities Commission of Montgomery County (Montgomery             7/08 at 101         Aaa      4,354,009
                 County, Maryland), Multifamily Housing Development Bonds,
                 1998 Series A, 5.250%, 7/01/29 (Alternative Minimum Tax)

  1,550,000    Prince George's County Housing Authority (New Keystone Apartments -           1/02 at 102         AAA      1,640,722
                 FHA-Insured), 6.800%, 7/01/25

    860,000    Housing Authority of Prince George's County, Maryland, Mortgage              11/99 at 101         AAA        862,812
                 Revenue Refunding Bonds (Collateralized Foxglenn Apartments Project),
                 Series 1998A, 5.450%, 5/20/14 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 10.3%

  1,385,000    Community Development Administration, Department of Housing and Community     4/01 at 102         Aa2      1,445,691
                 Development, State of Maryland, Single Family Program Bonds,
                 1991 Fourth Series, 7.450%, 4/01/32 (Alternative Minimum Tax)

  1,500,000    Community Development Administration, Maryland Department of Housing      3/08 at 101 1/2         Aa2      1,503,525
                 and Community Development, Residential Revenue Bonds,
                 1998 Series A, 5.300%, 9/01/23 (Alternative Minimum Tax)

  1,615,000    Housing Opportunities Commission of Montgomery County (Maryland),             7/04 at 102         Aa2      1,725,547
                 Single Family Mortgage Revenue Bonds, 1994 Series A, 6.600%, 7/01/14

  2,970,000    Housing Authority of Prince George's County (Maryland), FHLMC/FNMA/GNMA       8/07 at 102         AAA      3,062,040
                 Collateralized, Single Family Mortgage Revenue Bonds, Series 1997,
                 5.750%, 8/01/26 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 9.2%

  1,000,000    Mayor and City Council of Baltimore, Maryland, Certificates of               10/07 at 102         AAA        999,340
                 Participation (Emergency Telecommunications Facilities),
                 Series 1997A, 5.000%, 10/01/17

  2,000,000    Mayor and City Council of Baltimore Maryland, Convention Center Refunding     9/08 at 102         AAA      1,968,560
                 Revenue Bonds, Series 1998, 5.000%, 9/01/19

  1,760,000    Maryland Stadium Authority, Convention Center Expansion Lease Revenue        12/04 at 102         AAA      1,906,450
                 Bonds, Series 1994, 5.875%, 12/15/12

               Maryland Stadium Authority, Sports Facilities Lease Revenue Bonds,
               Series 1989D:
    500,000      7.375%, 12/15/04 (Alternative Minimum Tax)                                 12/99 at 102          Aa        520,070
    500,000      7.500%, 12/15/10 (Alternative Minimum Tax)                                 12/99 at 102          Aa        519,930

  1,000,000    Washington Suburban Sanitary District (Montgomery and Prince George's         6/07 at 100         Aa1      1,000,650
                 Counties, Maryland), General Construction Bonds of 1997, 5.125%, 6/01/19
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 6.5%

  1,285,000    Maryland Transportation Authority, Special Obligation Revenue Bonds,          7/04 at 102         AAA      1,304,031
                 Baltimore/Washington International Airport Projects, Series 1994-A
                 (Qualified Airport Bonds), 6.400%, 7/01/19 (Alternative Minimum Tax)

  1,000,000    Maryland Transportation Authority, Transportation Facilities Projects         7/02 at 100          A+      1,038,140
                 Revenue Bonds, Series 1992, 5.750%, 7/01/15

  2,500,000    Washington Metropolitan Area Transit Authority (District of Columbia),        1/04 at 102         AAA      2,532,500
                 Gross Revenue Transit Refunding Bonds, Series 1993, 5.250%, 7/01/14
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 9.2%

    600,000    City of Baltimore, Maryland (Mayor and City Council of Baltimore),           10/02 at 100         AAA        650,412
                 General Obligation Consolidated Public Improvement Bonds,
                 Series 1992-A, 6.500%, 10/15/12 (Pre-refunded to 10/15/02)

    700,000    The Maryland National Capital Park and Planning Commission, Maryland          7/02 at 102       AA***        758,093
                 (Prince George's County), General Obligation Bonds, Prince George's
                 County Park Acquisition and Development Bonds, Series L-2, 6.125%,
                 7/01/10 (Pre-refunded to 7/01/02)

    500,000    Maryland Health and Higher Educational Facilities Authority, Revenue          7/00 at 102         AAA        529,390
                 Bonds, Sinai Hospital of Baltimore Issue, Series 1990, 7.000%, 7/01/19
                 (Pre-refunded to 7/01/00)

Portfolio of Investments

May 31, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

$   500,000    Maryland Health and Higher Educational Facilities Authority,                  7/00 at 102         AAA     $  528,060
                 Revenue Bonds, Francis Scott Key Medical Center Issue, Series 1990,
                 6.750%, 7/01/23 (Pre-refunded to 7/01/00)

  1,005,000    Maryland Health and Higher Educational Facilities Authority (Doctors          7/00 at 102         AAA      1,082,345
                 Community Hospital Issue), Series 1990, 8.750%, 7/01/22
                 (Pre-refunded to 7/01/00)

  2,500,000    Commonwealth of Puerto Rico, Public Improvement Bonds of 1997,            7/07 at 101 1/2         AAA      2,811,575
                 6.000%, 7/01/26 (Pre-refunded to 7/01/07)

    500,000    Commonwealth of Puerto Rico, Public Improvement Bonds of 1992             7/02 at 101 1/2         AAA        547,820
                 (General Obligation Bonds), 6.600%, 7/01/13
                 (Pre-refunded to 7/01/02)
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 3.8%

  1,000,000    Montgomery County, Maryland, Solid Waste System Revenue Bonds,                6/03 at 102         AAA      1,058,510
                 1993 Series A, 5.875%, 6/01/13 (Alternative Minimum Tax)

  1,500,000    Prince George's County, Maryland, Pollution Control Revenue Refunding         1/03 at 102          A1      1,621,560
                 Bonds (Potomac Electric Project), 1993 Series, 6.375%, 1/15/23

    185,000    Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds,      7/99 at 101 1/2        BBB+        188,376
                 Series 1989-N, 7.125%, 7/01/14
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 7.3%

  2,000,000    City of Baltimore, Maryland (Mayor and City Council of Baltimore),           No Opt. Call         AAA      1,975,960
                 Project and Refunding Revenue Bonds (Water Projects),
                 Series 1994-A, 5.000%, 7/01/24

  2,000,000    City of Baltimore, Maryland (Mayor and City Council of Baltimore),            7/08 at 101         AAA      1,950,499
                 Project and Refunding Revenue Bonds (Water Projects),
                 Series 1998-A, 5.000%, 7/01/28

  1,500,000    City of Baltimore, Maryland (Mayor and City Council of Baltimore),            7/06 at 101         AAA      1,550,309
                 Project and Refunding Revenue Bonds (Water Projects),
                 Series 1996-A, 5.500%, 7/01/26
-----------------------------------------------------------------------------------------------------------------------------------
$70,580,000    Total Investments - (cost $70,194,062) - 96.7%                                                            72,862,883
===========------------------------------------------------------------------------------------------------------------------------
               Other Assets Less - Liabilities - 3.3%                                                                     2,461,394
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                        $75,324,277
               ====================================================================================================================



               * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

               *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

               N/R  Investment is not rated.


                                 See accompanying notes to financial statements.

Portfolio of Investments
Nuveen Flagship Pennsylvania Municipal Bond Fund
May 31, 1999


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Capital Goods - 2.0%

 $3,000,000    Delaware County Industrial Development Authority (Pennsylvania),              1/08 at 102          A-     $3,099,540
                 Refunding Revenue Bonds, Series A 1997 (Resource Recovery Facility),
                 6.200%, 7/01/19
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 17.1%

  3,000,000    Allegheny County Higher Education Building Authority (Commonwealth            2/06 at 102        Baa3      3,135,870
                 of Pennsylvania), College Revenue Bonds, Series A of 1996
                 (Robert Morris College), 6.250%, 2/15/26

               Allegheny County Higher Education Building Authority (Commonwealth
               of Pennsylvania), College Revenue Refunding Bonds, Series A of
               1998 (Robert Morris College):
  1,190,000      5.500%, 5/01/15                                                            No Opt. Call        Baa3      1,219,845
  1,500,000      6.000%, 5/01/28                                                            No Opt. Call        Baa3      1,661,550

               Chester County Health and Education Facilities Authority
               (Pennsylvania), College Revenue Bonds, Series of 1998 (Immaculate College):
  1,300,000      5.600%, 10/15/18                                                           10/08 at 102        BBB-      1,285,531
  2,300,000      5.625%, 10/15/27                                                           10/08 at 102        BBB-      2,270,928

  2,315,000    Delaware County Authority (Pennsylvania), College Revenue                    10/08 at 100        BBB-      2,212,746
                 Refunding Bonds (Neumann College), Series 1998A, 5.375%, 10/01/26

               Delaware County Authority, School Revenue Bonds, Series of 1998 (The
               Haverford School Project):
  1,000,000      5.000%, 3/15/19                                                             3/04 at 100          A-        941,790
  2,000,000      5.125%, 3/15/24                                                             3/04 at 100          A-      1,882,240

               New Wilmington Municipal Authority (Lawrence County, Pennsylvania),
               College Revenue Bonds, Series 1998 (Westminster College):
  1,275,000      5.300%, 3/01/18                                                             3/08 at 100        Baa1      1,243,100
    935,000      5.350%, 3/01/28                                                             3/08 at 100        Baa1        906,239

    750,000    Northeastern Pennsylvania Hospital and Education Authority, College           2/05 at 100         AAA        839,258
                 Revenue, Bonds, Luzerne County Community College, 6.625%, 8/15/15

               Pennsylvania Higher Educational Facilities Authority (Commonwealth
               of Pennsylvania), Geneva College Revenue Bonds, Series of 1998:
  4,150,000      5.375%, 4/01/15                                                             4/08 at 102        BBB-      4,082,355
  1,800,000      5.375%, 4/01/23                                                             4/08 at 102        BBB-      1,707,264

  1,250,000    Pennsylvania Higher Educational Facilities Authority, Thomas                  7/09 at 100         AAA      1,218,238
                Jefferson University Revenue Bonds, Series 1999, 5.000%, 7/01/19 (WI)

    865,000    Union County Higher Educational Facilities Financing Authority,               4/06 at 101         AAA        892,109
                 Union County, Pennsylvania, University Revenue Bonds, Series 1996
                 (Bucknell University), 5.500%, 4/01/16

    600,000    The General Municipal Authority of the City of Wilkes-Barre, College         12/00 at 100         N/R        646,278
                 Misericordia Revenue Refunding Bonds, Series A of 1992, 7.750%, 12/01/12
-----------------------------------------------------------------------------------------------------------------------------------
               Energy - 2.6%

  3,500,000    Pennsylvania Economic Development Financing Authority (Sun Company,          12/04 at 102         BBB      3,945,235
                 Inc. (R&M) Project), Series 1994A, 7.600%, 12/01/24
                 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 12.7%

  1,525,000    Allegheny County Hospital Development Authority (Allegheny County,           No Opt. Call         N/R      1,525,000
                 Pennsylvania), Hospital Revenue Bonds, Series Q (Allegheny Valley
                 Hospital, Sublessee), 7.000%, 8/01/15

    500,000    Clarion County Hospital Authority, Hospital Revenue Refunding Bonds,          7/99 at 102         N/R        512,045
                 Series 1989 (Clarion Hospital Project), 8.100%, 7/01/12

Portfolio of Investments
Nuveen Flagship Pennsylvania Municipal Bond Fund (continued)
May 31, 1999

   Principal                                                                           Optional Call                        Market
      Amount   Description                                                               Provisions*   Ratings**             Value
----------------------------------------------------------------------------------------------------------------------------------
               Health Care (continued)

               Columbia County Hospital Authority, Columbia County, Pennsylvania,
               Health Care Revenue Bonds (The Bloomsburg Hospital Obligated Group
               Project), Series of 1999:
$  3,735,000     5.850%, 6/01/24                                                         6/09 at 100        BBB-      $  3,667,621
   1,000,000     5.900%, 6/01/29                                                         6/09 at 100        BBB-           980,700

   1,585,000   The City of Jeannette Health Services Authority, Hospital                11/06 at 102        BBB+         1,636,719
                 Revenue Bonds (Jeannette District Memorial Hospital),
                 Series A of 1996, 6.000%, 11/01/18

   2,000,000   Monroeville, Pennsylvania, Hospital Authority, Hospital                  10/05 at 102         N/R         1,980,000
                 Revenue Refunding Bonds, Forbes Health System, 6.250%, 10/01/15

     500,000   Montgomery County, Pennsylvania, Higher Education and Health              2/00 at 100         AAA           514,525
                 Authority, Hospital Revenue Bonds (Holy Redeemer Hospital), Series
                 1990A, 7.625%, 2/01/20

   1,985,000   Philadelphia, Pennsylvania, Hospitals and Higher Education               11/02 at 102          A-         2,052,490
                 Facilities Authority, Hospital Revenue Refunding Bonds,
                 Chestnut Hill Hospital, 6.500%, 11/15/22

   2,500,000   Philadelphia Pennsylvania Hospitals and Higher Education                  7/07 at 102        BBB+         2,529,250
                 Facilities Authority, Hospital Revenue Refunding Bonds,
                 Jeanes Hospital Project, 5.875%, 7/01/17

               City of Pottsville Hospital Authority, Hospital Revenue Bonds
               (The Pottsville Hospital and Warne Clinic), Series of 1998:
   1,265,000     5.250%, 7/01/10                                                        No Opt. Call         BBB         1,221,927
   2,250,000     5.625%, 7/01/24                                                         7/08 at 100         BBB         2,143,935

     230,000   Health Care Facilities Authority of Sayre (Pennsylvania), Series          3/01 at 102         AAA           246,017
                 1991A, Revenue Bonds, Guthrie Healthcare System,
                 7.100%, 3/01/17

     350,000   Washington County Hospital Authority, Hospital Revenue Bonds,            12/02 at 102          A2           380,447
                 Series 1992 (Monongahela Valley Hospital, Inc. Project), 6.750%,
                 12/01/08
----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 1.3%

     500,000   Redevelopment Authority of the County of Bucks, Pennsylvania,             2/02 at 100         AAA           518,975
                 Mortgage Revenue Refunding Bonds (Warminster Heights Section 8
                 Assisted FHA-Insured Project), 1992 Series A, 6.875%, 8/01/23

   1,535,000   Redevelopment Authority of the City of Philadelphia,                      2/08 at 100         Aa2         1,545,883
                 Pennsylvania, Multifamily Housing Refunding Revenue Bonds,
                 Series 1998 (FHA-Insured Mortgage Loan - Woodstock Mutual
                 Homes, Inc. Project), 5.450%, 2/01/23
----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 13.1%

   3,260,000   Allegheny County Residential Finance Authority, Single Family            11/08 at 102         Aaa         3,268,117
                 Mortgage Revenue Bonds, 1998 Series DD-2, 5.400%, 11/01/29
                 (Alternative Minimum Tax)

   1,670,000   Allegheny County Residential Finance Authority, Single Family            No Opt. Call         Aaa           260,871
                 Mortgage Revenue Bonds, 1994 Series Y, 0.000%, 5/01/27
                 (Alternative Minimum Tax)

     300,000   Pennsylvania Housing Finance Agency, Single Family Mortgage              10/99 at 102         AA+           308,355
                 Revenue Bonds, Series S, 7.600%, 4/01/16

      85,000   Pennsylvania Housing Finance Agency, Single Family Mortgage               4/01 at 102         AA+            88,564
                 Revenue Bonds, Series 30, 7.300%, 10/01/17

     520,000   Pennsylvania Housing Finance Agency, Single Family Mortgage              10/01 at 102         AA+           547,248
                 Revenue Bonds, Series 1991-32, 7.150%, 4/01/15

   2,500,000   Pennsylvania Housing Finance Agency, Single Family Mortgage               4/06 at 102         AA+         2,645,575
                 Revenue Bonds, Series 1996-50A, 6.000%, 10/01/13

   2,000,000   Pennsylvania Housing Finance Agency, Single Family Mortgage               4/06 at 102         AA+         2,121,060
                 Revenue Bonds, Series 1996-51, 6.375%, 4/01/28 (Alternative
                 Minimum Tax)

   1,000,000   Pennsylvania Housing Finance Agency, Single Family Mortgage              10/06 at 102         AA+         1,049,360
                 Revenue Bonds, Series 53A, 6.050%, 4/01/18 (Alternative
                 Minimum Tax)

   3,000,000   Pennsylvania Housing Finance Agency, Single Family Mortgage              10/07 at 101         AA+         3,039,900
                 Revenue Bonds, Series 1997-61A, 5.500%, 4/01/29 (Alternative
                 Minimum Tax)

   2,600,000   Urban Redevelopment Authority of Pittsburgh, Home Improvement Loan        8/05 at 102           A         2,725,268
                 Bonds, 1995 Series A, 6.375%, 8/01/18 (Alternative Minimum Tax)

     970,000   Pittsburgh, Pennsylvania, Urban Redevelopment Authority, Mortgage         4/06 at 102         AAA         1,010,410
                 Revenue Bonds, Series A, 6.000%, 4/01/19 (Alternative
                 Minimum Tax)

  Principal                                                                                Optional Call                     Market
     Amount     Description                                                                 Provisions*     Ratings**         Value
-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family (continued)
$   995,000     Pittsburgh, Pennsylvania, Urban Redevelopment Authority, Mortgage              4/06 at 102        AAA   $ 1,055,904
                  Revenue Bonds, Series D, 6.250%, 10/01/17

    765,000     Urban Redevelopment Authority of Pittsburgh, Mortgage Revenue                  4/07 at 102        AAA       809,385
                  Bonds, 1997 Series A, 6.200%, 10/01/21 (Alternative Minimum Tax)

  1,055,000     Urban Redevelopment Authority of Pittsburgh, Mortgage Revenue                  4/04 at 102        AAA     1,126,550
                  Bonds, 1994 Series A, 6.625%, 4/01/22 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care  -- 6.8%
  2,920,000     Allegheny County Residential Finance Authority, Mortgage Revenue              10/05 at 100        AAA     3,167,207
                  Bonds (FHA-Insured Mortgage, Ladies Grand Army of the Republic
                  Health Facility Project), 1995 Series G, 6.350%, 10/01/36

  2,000,000     Armstrong County Hospital Authority (Armstrong County, Pennsylvania),         12/01 at 100        AAA     2,131,740
                  Health Center Revenue Refunding Bonds, Series 1991 (Canterbury Place
                  Project), 6.500%, 12/01/21

  1,000,000     Butler County Industrial Development Authority (Butler County,                 6/03 at 102          A     1,013,910
                  Pennsylvania), Health Center Revenue Refunding Bonds,
                  Series 1993, Pittsburgh Lifetime Care Community (Sherwood
                  Oaks Project), 5.750%, 6/01/16

                Chester County Health and Educational Facilities Authority
                (Pennsylvania), Mortgage Revenue Refunding Bonds (Tel Hai
                Obligated Group Project), Series of 1998:
  1,000,000       5.400%, 6/01/18                                                             12/08 at 100        BBB       957,620
  1,100,000       5.500%, 6/01/25                                                             12/08 at 100        BBB     1,046,056

  2,000,000     Montgomery County Higher Education and Health Authority, Mortgage              1/06 at 101        BBB     2,097,660
                  Revenue Bonds, Series 1996 (Waverly Heights Project),
                  6.375%, 1/01/26
-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General -- 12.2%
                Girard School District (Erie County, Pennsylvania), General Obligation
                Bonds, Series of 1999B:
  1,645,000       0.000%, 11/15/26                                                            No Opt. Call        AAA       379,518
  1,635,000       0.000%, 11/05/28                                                            No Opt. Call        AAA       338,510

  2,000,000     McKeesport Area School District (Allegheny County, Pennsylvania),             10/06 at 100        AAA     2,206,020
                  General Obligation Bonds, Series of 1996A, 6.000%, 10/01/25

  4,875,000     McKeesport Area School District (Allegheny County, Pennsylvania),             No Opt. Call        AAA     1,265,599
                  General Obligation Bonds, Series of 1997D, 0.000%, 10/01/24

  2,195,000     Montour School District (Allegheny County, Pennsylvania), General             No Opt. Call        AAA     1,023,155
                  Obligation Bonds, Series B of 1993, 0.000%, 1/01/14

  1,000,000     Commonwealth of Pennsylvania, General Obligation Bonds, First              5/06 at 101 1/2        AAA     1,020,800
                  Series of 1996, 5.375%, 5/15/16

  6,050,000     City of Philadelphia, Pennsylvania, General Obligation Bonds,                  3/09 at 101        AAA     5,795,000
                  Series 1998, 5.000%, 3/15/28

  3,500,000     The School District of Philadelphia, Pennsylvania, General                     4/09 at 100        AAA     3,125,430
                  Obligation Bonds, Series A of 1999, 4.500%, 4/01/23

  1,500,000     Commonwealth of Puerto Rico, Public Improvement Bonds of 1997,                 7/07 at 100          A     1,511,670
                  5.375%, 7/01/25

  2,000,000     Radnor Township, General Obligation Bonds, Series 1996, 5.250%, 11/01/26       5/06 at 100        Aa2     1,967,080
-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited -- 4.0%
  1,500,000     The Harrisburg Authority, Dauphin County, Pennsylvania, Series I               4/06 at 102        AAA     1,557,000
                  of 1996 (Pooled Bond Program), 5.625%, 4/01/19

  1,390,000     Pennsylvania Intergovernmental Cooperative Authority (City of                 No Opt. Call        AAA     1,595,512
                  Philadelphia Funding Program), Series of 1994, 7.000%, 6/15/05

  3,000,000     Southeastern Pennsylvania Transportation Authority, Special Revenue            3/07 at 102        AAA     3,026,940
                  Bonds, Series of 1997, 5.375%, 3/01/22
-----------------------------------------------------------------------------------------------------------------------------------
                Transportation  -- 4.8%
  2,300,000     County of Allegheny, Pennsylvania, Airport Revenue Refunding Bonds,            1/08 at 101        AAA     2,291,053
                  Series 1997A (Pittsburgh International Airport), 5.250%, 1/01/16
                  (Alternative Minimum Tax)

  1,550,000     Pennsylvania Turnpike Commission, Pennsylvania Turnpike Revenue               12/02 at 102        AAA     1,579,063
                  Bonds, Series O of 1992, 5.500%, 12/01/17

  3,500,000     Philadelphia, Pennsylvania, Airport Revenue Bonds, Philadelphia                6/07 at 102        AAA     3,472,385
                  Airport System, Series 1997B, 5.400%, 6/15/27
                  (Alternative Minimum Tax)

Portfolio of Investments
Nuveen Flagship Pennsylvania Municipal Bond Fund (continued)
May 31, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 10.3%

$   200,000    Allegheny County Hospital Development Authority, Hospital Revenue Bonds,     10/01 at 100     BBB+***   $    214,542
                 Series 1991 A (St. Margaret Memorial Hospital), 7.125%, 10/01/21
                 (Pre-refunded to 10/01/01)

    200,000    Butler County Hospital Authority (Butler County, Pennsylvania), Hospital      6/01 at 102         AAA        216,304
                 Revenue Bonds, Series 1991A (North Hills Passavant Hospital),
                 7.000%, 6/01/22 (Pre-refunded to 6/01/01)

  2,850,000    Deer Lakes School District (Allegheny County, Pennsylvania), General          1/04 at 100         AAA      3,131,210
                 Obligation Bonds, Series of 1995, 6.350%, 1/15/14 (Pre-refunded to
                 1/15/04)

  1,320,000    Delaware County Authority, Health Facilities Revenue Bonds, Series of        12/06 at 102         Aaa      1,461,148
                 1996 (Mercy Health Corporation of Southeastern Pennsylvania Obligated
                 Group), 6.000%, 12/15/26

  2,000,000    Pennsylvania Economic Development Financing Authority (MacMillan Bloedel     12/05 at 102     Baa2***      2,379,500
                 Limited Partnership), 7.600%, 12/01/20 (Alternative Minimum Tax)
                 (Pre-refunded to 12/01/05)

  1,500,000    Pennsylvania Intergovernmental Cooperation Authority, Special Tax             6/05 at 100         AAA      1,721,775
                 Revenue Bonds (City of Philadelphia Funding Program), Series of 1994,
                 7.000%, 6/15/14 (Pre-refunded to 6/15/05)

    250,000    Philadelphia Authority for Industrial Development Revenue Bonds, Series       5/02 at 102       A+***        273,718
                 of 1992 (National Board of Medical Examiners Project), 6.750%, 5/01/12
                 (Pre-refunded to 5/01/02)

    650,000    City of Philadelphia, Pennsylvania, Gas Works Revenue Bonds, Twelfth         No Opt. Call         AAA        785,285
                 Series B, 7.000%, 5/15/20

  2,000,000    Philadelphia, Pennsylvania, Hospitals and Higher Education Facilities        No Opt. Call     BBB+***      2,211,040
                 Authority, Hospital Revenue Refunding Bonds, Pennsylvania Hospital,
                 6.250%, 7/01/06

  1,450,000    The Philadelphia Municipal Authority, Philadelphia, Pennsylvania,             4/00 at 100         AAA      1,504,158
                 Criminal Justice Center Refunding Revenue Bonds, Series of 1988,
                 7.800%, 4/01/18 (Pre-refunded to 4/01/00)

    500,000    Saint Mary Hospital Authority, Hospital Revenue Bonds, Series 1992A           7/02 at 102         AAA        546,600
                 (Franciscan Health System/Saint Mary Hospital of Langhorne Inc.),
                 6.500%, 7/01/12 (Pre-refunded to 7/01/02)

    935,000    The Municipal Authority of the Borough of West View (Allegheny County,       No Opt. Call         AAA      1,290,487
                 Pennsylvania), Special Obligation Bonds, Series of 1985A,
                 9.500%, 11/15/14

-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 10.7%

  2,000,000    Beaver County Industrial Development Authority, Pennsylvania, Exempt          6/08 at 102         AAA      1,973,940
                 Facilities Revenue Bonds, 1998 Series A (Shippingport Project),
                 5.375%, 6/01/28 (Alternative Minimum Tax)

  2,000,000    Cambria County Industrial Development Authority (Pennsylvania), Pollution    11/05 at 102         AAA      2,115,440
                 Control Revenue Refunding Bonds, 1995 Series A (Pennsylvania Electric
                 Company Project), 5.800%, 11/01/20

    800,000    Greater Lebanon Refuse Authority, Lebanon County, Pennsylvania, Solid        11/02 at 100          A-        847,168
                 Waste Revenue Bonds, Series of 1992, 7.000%, 11/15/04

  1,500,000    Lawrence County, Pennsylvania, Industrial Development Authority,              9/01 at 102        Baa2      1,593,570
                 Pollution Control Revenue Refunding Bonds, Pennsylvania Power Company,
                 New Castle Project, Series A, 7.150%, 3/01/17

  1,610,000    Lehigh County Industrial Development Authority, Pollution Control Revenue    11/02 at 102         AAA      1,753,805
                 Refunding Bonds, 1992 Series A (Pennsylvania Power and Light Company
                 Project), 6.400%, 11/01/21

    550,000    Lehigh County Industrial Development Authority, Pollution Control Revenue     8/05 at 102         AAA        597,284
                 Refunding Bonds, 1995 Series A (Pennsylvania Power and Light Company
                 Project), 6.150%, 8/01/29

    950,000    Luzerne County Industrial Development Authority, Exempt Facilities           12/02 at 102          A-      1,042,283
                 Revenue Bonds, 1992 Series B (Pennsylvania Gas and Water Company
                 Project), 7.125%, 12/01/22 (Alternative Minimum Tax)

  1,500,000    Luzerne County Industrial Development Authority, Exempt Facilities           12/04 at 102         AAA      1,694,025
                 Revenue Refunding Bonds, 1994 Series A (Pennsylvania Gas and Water
                 Company Project), 7.000%, 12/01/17 (Alternative Minimum Tax)

  1,000,000    Northampton County Industrial Development Authority (Pennsylvania),           7/05 at 102         AAA      1,080,340
                 Pollution Control Revenue Refunding Bonds, 1995 Series A (Metropolitan
                 Edison Company Project), 6.100%, 7/15/21

               City of Philadelphia, Pennsylvania, Gas Works Revenue Bonds, Fourteenth
               Series:
  2,000,000      6.375%, 7/01/14                                                             7/03 at 102         AAA      2,188,099
  1,400,000      6.375%, 7/01/26                                                             7/03 at 102         BBB      1,520,651
-----------------------------------------------------------------------------------------------------------------------------------

   Principal                                                                               Optional Call                     Market
      Amount   Description                                                                  Provisions*    Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer  1.9%

$  2,000,000   Allegheny County Sanitary Authority, Allegheny County, Pennsylvania,         12/07 at 102         AAA   $  2,019,179
                 Sewer Revenue Bonds, Series of 1997, 5.375%, 12/01/24

     830,000   South Wayne County Water and Sewer Authority, Pennsylvania, Revenue           4/02 at 102         N/R        891,494
                 Refunding Sewer Bonds, 8.200%, 4/15/13 (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
$156,565,000   Total Investments  (cost $145,733,737) - 99.5%                                                           152,325,090
============-----------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 0.5%                                                                         717,301
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $153,042,391
               ====================================================================================================================

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.
(WI) Security purchased on a when-issued basis (note 1).


                                 See accompanying notes to financial statements.

Portfolio of Investments
Nuveen Flagship Virginia Municipal Bond Fund
May 31, 1999


  Principal                                                                             Optional Call                        Market
     Amount    Description                                                                Provisions*      Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Capital Goods -- 0.9%

$ 2,000,000    Industrial Development Authority of the County of                         No Opt. Call             A-    $ 1,972,400
                 Henrico, Virginia, Solid Waste Disposal
                 Revenue Bonds, Series 1996A (Browning-Ferris
                 Industries of South Atlantic, Inc. Project),
                 5.450%, 1/01/14 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Consumer Staples -- 0.7%

  1,500,000    Industrial Development Authority of the County                             4/07 at 101             A+      1,577,010
                 of James City, Virginia, Sewage and Solid Waste
                 Disposal Facilities Revenue Bonds, Series 1997
                 (Anheuser Busch Project), 6.000%, 4/01/32
                 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations -- 10.4%

  1,000,000    Industrial Development Authority of Arlington                              7/07 at 102            Aa1      1,022,140
                 County, Virginia, Headquarters Facility Revenue
                 Bonds (The Nature Conservancy), Series 1997A,
                 5.450%, 7/01/27

    500,000    Medical College of Hampton Roads, Virginia,                               11/01 at 102             A-        534,230
                 General Revenue Refunding Bonds, Series 1991A,
                 6.875%, 11/15/16

               Industrial Development Authority of Loudoun
               County, Virginia, University Facilities Revenue
               Refunding Bonds (The George Washington University), Series of 1992:
    500,000      6.250%, 5/15/12                                                          5/02 at 102             A1        535,305
  2,225,000      6.250%, 5/15/22                                                          5/02 at 102             A1      2,378,881

  1,250,000    Industrial Development Authority of Rockingham                            10/03 at 102           Baa3      1,281,288
                 County, Virginia, Educational Facilities Revenue Bonds
                 (Bridgewater College), Series 1993, 6.000%, 10/01/23

               Staunton Industrial Development Authority, Educational
               Facilities Revenue Bonds (Mary Baldwin College):
    350,000      5.900%, 11/01/03                                                        No Opt. Call            N/R        361,526
    370,000      6.000%, 11/01/04                                                        No Opt. Call            N/R        384,260

  2,000,000    The Rector and Visitors of the University of                               6/03 at 102            AA+      2,021,440
                 Virginia, General Revenue Bonds, Series 1993B,
                 5.375%, 6/01/20

  1,000,000    The Rector and Visitors of the University of                               6/08 at 101            AA+        968,250
                 Virginia, General Revenue Pledge Bonds, Series
                 1998A, 5.000%, 6/01/24

    750,000    Virginia College Building Authority, Educational                           1/02 at 102            AAA        809,813
                 Facilities Revenue Refunding Bonds, Washington
                 and Lee University Project,
                 6.400%, 1/01/12

    800,000    Virginia College Building Authority, Educational                           5/02 at 102            Aa2        874,552
                 Facilities Revenue Bonds (Randolph-Macon College
                 Project), Series of 1992,
                 6.625%, 5/01/13

  2,000,000    Virginia College Building Authority, Educational                          10/02 at 102           BBB+      2,141,720
                 Facilities Revenue Refunding Bonds, Roanoke
                 College Project, 6.625%, 10/15/12

  3,250,000    Virginia College Building Authority, Educational                           4/03 at 102            Aa2      3,392,805
                 Facilities Revenue Refunding Bonds (Hampton
                 University Project), Series of
                 1993, 5.750%, 4/01/14

  2,000,000    Virginia College Building Authority, Educational                          No Opt. Call            AAA      2,016,880
                 Facilities Revenue Bonds (The Washington and
                 Lee University Project), Series 1998, 5.250%, 1/01/31

    420,000    Virginia College Building Authority, Educational                           1/04 at 102             AA        445,238
                 Facilities Revenue Bonds (The Washington and
                 Lee University Project), Series of 1994,
                 5.750%, 1/01/14

  1,250,000    Virginia College Building Authority, Educational                           7/08 at 102             AA      1,211,375
                 Facilities Revenue and Refunding Bonds
                 (Marymount University Project), Series 1998,
                 5.125%, 7/01/28

               Industrial Development Authority of the City of
               Winchester, Virginia, Educational Facilities
               First Mortgage Revenue Bonds
               (Shenandoah University Project), Series 1994:
  1,800,000      6.700%, 10/01/14                                                        10/04 at 102             AA      2,038,788
    775,000      6.750%, 10/01/19                                                        10/04 at 102             AA        879,641


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------

               Forest and Paper Products -- 5.2%

$ 2,000,000    Industrial Development Authority of Covington-Allegheny County,               9/04 at 102          A1    $ 2,183,540
                 Virginia, Pollution Control Facilities Refunding Revenue Bonds
                 (Westvaco Corporation Project), Series 1994, 6.650%, 9/01/18

  2,500,000    Industrial Development Authority of Goochland County, Virginia,              12/08 at 101        Baa2      2,509,225
                 Industrial Development Refunding Revenue Bonds (Nekoosa Packaging
                 Corporation Project), Series 1998, 5.650%, 12/01/25
                 (Alternative Minimum Tax)

  3,545,000    Industrial Development Authority of the Isle of Wight County, Virginia,       4/04 at 102          A1      3,819,915
                 Solid Waste Disposal Facilities Revenue Bonds (Union Camp Corporation
                 Project), Series 1994, 6.550%, 4/01/24 (Alternative Minimum Tax)

  3,000,000    Industrial Development Authority of the Isle of Wight County, Virginia,       5/07 at 102        BBB+      3,130,290
                 Solid Waste Disposal Facilities Revenue Bonds (Union Camp Corporation
                 Project), Series 1997, 6.100%, 5/01/27 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care -- 14.1%

  1,125,000    Industrial Development Authority of Albemarle County, Virginia, Health       10/02 at 102         N/R      1,230,491
                 Services Revenue Bonds (The University of Virginia Health Services
                 Foundation), Series 1992, 6.500%, 10/01/22

  2,060,000    Industrial Development Authority of Albemarle County, Virginia, Hospital     10/03 at 102          A2      2,119,019
                 Refunding Revenue Bonds (Martha Jefferson Hospital), Series 1993,
                 5.875%, 10/01/13

  2,000,000    Industrial Development Authority of Fairfax County, Virginia, Health          8/06 at 102          AA      2,142,240
                 Care Revenue Bonds (Inova Health System Project), Series 1996A,
                 6.000%, 8/15/26

  2,000,000    Industrial Development Authority of the City of Fredericksburg, Virginia,     6/07 at 102         AAA      1,971,720
                 Hospital Facilities Revenue Refunding Bonds (MediCorp Health System
                 Obligated Group), Series 1996, 5.250%, 6/15/23

  1,110,000    Industrial Development Authority of the County of Giles, Virginia, Exempt    12/05 at 102          A+      1,140,159
                 Facility Revenue Bonds, Hoechst Celanese Project, Series 1995, 5.950%,
                 12/01/25 (Alternative Minimum Tax)

    500,000    Industrial Development Authority of the City of Hampton, Virginia,           11/04 at 102         Aa2        552,055
                 Hospital Revenue and Refunding Bonds (Sentara Hampton General Hospital),
                 Series 1994A, 6.500%, 11/01/12

  2,000,000    Industrial Development Authority of the County of Hanover, Virginia,         No Opt. Call         AAA      2,308,460
                 Hospital Revenue Bonds, Series 1995 (Memorial Regional Medical Center
                 Project at Hanover Medical Park) (Guaranteed by Bon Secours Health
                 System Obligated Group), 6.375%, 8/15/18

  2,000,000    Bon Secours Health System Obligated Group Revenue Bonds, Industrial           8/05 at 102         AAA      2,038,860
                 Development Authority of the County of Hanover, Virginia, Hospital
                 Revenue Bonds, Series 1995 (Bon Secours Health System Projects),
                 5.500%, 8/15/25

  1,250,000    Industrial Development Authority of Henry County, Virginia, Hospital          1/07 at 101          A+      1,304,875
                 Revenue Bonds (Memorial Hospital of Martinsville and Henry County),
                 Series 1997, 6.000%, 1/01/27

  1,700,000    Industrial Development Authority of Loudoun County, Virginia, Hospital        6/05 at 102         AAA      1,776,857
                 Revenue Bonds (Loudoun Hospital Center), Series 1995, 5.800%, 6/01/20

               Industrial Development Authority of the City of Lynchburg, Virginia,
               Healthcare Facilities Revenue and Refunding Bonds (Centra Health),
               Series 1998:
  1,000,000      5.200%, 1/01/23                                                             1/08 at 101          A+        971,500
  3,000,000      5.200%, 1/01/28                                                             1/08 at 101          A+      2,885,520

  5,320,000    Medical College of Virginia Hospitals Authority, General Revenue Bonds,       7/08 at 102         AAA      5,176,254
                 Series 1998, 5.125%, 7/01/23

  1,000,000    Industrial Development Authority of the City of Norfolk, Virginia,            8/07 at 102         AAA        984,960
                 Health Care Revenue Bonds, Series 1997 (Bon Secours Health System),
                 5.250%, 8/15/26

  2,080,000    Peninsula Ports Authority of Virginia, Health System Revenue and Refunding    7/02 at 102         Aa2      2,278,806
                 Bonds (Riverside Health System Project), Series 1992-A, 6.625%, 7/01/18

    400,000    Richmond, Virginia, Industrial Development Authority, Medical Facility        8/99 at 101         AA-        405,032
                 Revenue Bonds, Richmond Metropolitan Blood Service, 7.125%, 2/01/11

  2,260,000    City of Virginia Beach Development Authority, Virginia, Hospital Revenue     11/01 at 102          AA      2,432,800
                 Bonds (Sentara Bayside Hospital), Series 1991, 6.300%, 11/01/21

Portfolio of Investments

May 31, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 2.1%

 $1,200,000    Fairfax County (Virginia), Redevelopment and Housing Authority,               9/06 at 102         AAA     $1,260,456
                 FHA-Insured Mortgage Housing for the Elderly Revenue Refunding Bonds,
                 Series 1996 (Little River Glen), 6.100%, 9/01/26

  2,000,000    Newport News, Virginia, Redevelopment and Housing Authority, Mortgage         1/02 at 102         AAA      2,079,340
                 Revenue Refunding Bonds, West Apartments, Series A, 6.550%, 7/01/24

    480,000    Suffolk Redevelopment and Housing Authority, Multifamily Housing Revenue      7/02 at 104        Baa2        522,206
                 Refunding Bonds, Series 1994 (Chase Heritage at Dulles Project), 7.000%,
                 7/01/24 (Mandatory put 7/01/04)

    700,000    Virginia State Housing Development Authority, Multifamily Housing Bonds,      5/01 at 102         AA+        736,099
                 Series 1991F, 7.000%, 5/01/04
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 7.9%

    180,000    Puerto Rico Housing Finance Corporation, Single Family Mortgage Revenue       9/00 at 102         AAA        188,276
                 Bonds, Portfolio 1, Series B, 7.650%, 10/15/22

               Virginia Housing Development Authority, Commonwealth Mortgage Bonds,
                 1992 Series A:
  3,000,000      7.100%, 1/01/17                                                             1/02 at 102         AA+      3,116,520
  1,000,000      7.100%, 1/01/22                                                             1/02 at 102         AA+      1,030,030
  3,170,000      7.150%, 1/01/33                                                             1/02 at 102         AA+      3,309,987

  1,000,000    Virginia State Housing Development Authority, Commonwealth Mortgage Bonds,    7/05 at 102         AA+      1,055,630
                 Series C1, 6.300%, 7/01/25 (Alternative Minimum Tax)

  2,000,000    Virginia State Housing Development Authority, Commonwealth Mortgage Bonds,    7/05 at 102         AA+      2,101,940
                 Series C3, 6.125%, 7/01/22 (Alternative Minimum Tax)

  7,000,000    Virginia Housing Development Authority, Commonwealth Mortgage Bonds, 1996     1/08 at 102         AA+      6,976,830
                 Series G, Subseries G-1, 5.300%, 1/01/22 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 2.3%

    715,000    Industrial Development Authority of Albemarle County, Virginia, Mortgage      1/01 at 103         N/R        768,053
                 Revenue Refunding Bonds, Series 1986A (FHA-Insured Project), 8.900%,
                 7/15/26

  1,000,000    Health Center Commission for the County of Chesterfield, Virginia,           12/06 at 102         AAA      1,055,120
                 Mortgage Revenue Bonds (GNMA Collateralized - Lucy Corr Nursing Home
                 Project), Series 1996, 5.875%, 12/01/21

    500,000    Fairfax County Redevelopment and Housing Authority, Multifamily Housing      12/06 at 103         AAA        529,575
                 Revenue Refunding Bonds (FHA-Insured Mortgage Loan - Paul Spring
                 Retirement Center), Series 1996 A, 6.000%, 12/15/28

    500,000    Front Royal and Warren County, Virginia Industrial Development Authority      7/99 at 107           A        537,240
                 (Heritage Hall XIII), Series 1986, 9.450%, 7/15/24

  1,190,000    Industrial Development Authority of the County of Henrico, Virginia,          7/03 at 102         AAA      1,244,359
                 Nursing Facility Insured - Mortgage Refunding Revenue Bonds (Cambridge
                 Manor Nursing Home), Series 1993, 5.875%, 7/01/19

  1,000,000    Northern Virginia Health Center Commission, Nursing Home Mortgage             7/08 at 102         AAA        945,090
                 Revenue Refunding Bonds (Birmingham Green Project), Series 1998,
                 5.000%, 7/01/28
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 8.7%

  1,500,000    City of Portsmouth, Virginia, General Obligation Bonds, Public Utility        8/03 at 102         AA-      1,532,520
                 Refunding Bonds, Series 1993, 5.500%, 8/01/19

    500,000    Commonwealth of Puerto Rico, Public Improvement Bonds of 1996 (General    7/06 at 101 1/2           A        506,245
                 Obligation Bonds), 5.400%, 7/01/25

  1,500,000    Commonwealth of Puerto Rico, Public Improvement Bonds of 1997 (General        7/07 at 100           A      1,511,670
                 Obligation Bonds), 5.375%, 7/01/25

               Commonwealth of Puerto Rico, Public Improvement Bonds of 1994 (General
               Obligation Bonds):
  2,575,000      6.450%, 7/01/17                                                             7/04 at 102         AAA      2,892,575
  2,500,000      6.500%, 7/01/23                                                         7/04 at 101 1/2         AAA      2,814,025

  5,000,000    Commonwealth of Puerto Rico, Public Improvement Bonds of 1998 (General        7/08 at 101           A      4,796,400
                 Obligation Bonds), 5.000%, 7/01/28

  3,005,000    City of Richmond, Virginia, General Obligation Public Improvement Bonds,      7/03 at 102          AA      3,069,788
                 Series 1993B, 5.500%, 7/15/23

               Virginia Public School Authority, School Financing Bonds (1991 Resolution),
               Series 1995B:
  1,000,000      5.750%, 8/01/15                                                             8/05 at 102         Aa1      1,066,670
  1,210,000      5.625%, 8/01/16                                                             8/05 at 102         Aa1      1,261,377

  Principal                                                                            Optional Call                         Market
     Amount    Description                                                               Provisions*     Ratings**            Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited -- 11.0%

$2,300,000     Big Stone Gap, Virginia, Redevelopment and Housing Authority,             9/05 at 102            AA     $  2,357,293
                 Commonwealth of Virginia Correctional Facility, Lease Revenue
                 Bonds (Wallens Ridge Development Project), Series 1995,
                 5.500%, 9/01/15

 3,000,000     Industrial Development Authority of Brunswick County, Virginia,           7/06 at 102           AAA        3,087,390
                 Correctional Facility Lease Revenue Bonds, Series 1996, 5.500%,
                 7/01/17

 5,000,000     Hampton Roads, Virginia, Regional Jail Authority, Regional Jail           7/06 at 102           AAA        5,141,950
                 Facility Revenue Bonds, Series 1996A, 5.500%, 7/01/24

 2,000,000     Industrial Development Authority of the County of Henrico,                8/05 at 102            AA        2,298,940
                 Virginia, Public Facility Lease Revenue Bonds, Henrico
                 County Regional Jail Project, Series 1994, 7.000%, 8/01/13

   750,000     Loudoun County, Virginia, Certificates of Participation,                 No Opt. Call           AAA          888,653
                 Series E, 7.200%, 10/01/10

 1,500,000     Peninsula Airport Commission, Virginia, Airport Improvement               7/01 at 102            AA        1,608,570
                 Revenue Bonds, 7.300%, 7/15/21 (Alternative Minimum Tax)

               Prince William County, Virginia, Industrial Development
               Authority, Lease Revenue, ATCC Project:
 2,000,000       6.000%, 2/01/14                                                         2/06 at 102            A2        2,096,880
 1,000,000       6.000%, 2/01/18                                                         2/06 at 102            A2        1,057,560

 2,500,000     Prince William County Park Authority, Virginia, Revenue                  10/04 at 102            A-        2,790,200
                 Bonds, Series 1994, 6.875%, 10/15/16

 2,250,000     Puerto Rico Highway and Transportation Authority, Highway                 7/16 at 100             A        2,314,125
                 Revenue Bonds, Series Y of 1996, 5.500%, 7/01/36

 1,000,000     Virginia Public School Authority, School Financing Bonds,                 8/04 at 102           Aa1        1,101,570
                 Series 1994 A, 6.200%, 8/01/13
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation -- 8.5%

 2,250,000     Capital Region Airport Commission, Richmond (Virginia),                   7/05 at 102           AAA        2,337,233
                 International Airport Projects, Airport Revenue Bonds,
                 Series 1995A, 5.625%, 7/01/25

   750,000     Charlottesville-Albemarle Airport Authority (Virginia),                  12/05 at 102           BBB          777,330
                 Airport Revenue Refunding Bonds, Series 1995, 6.125%,
                 12/01/13 (Alternative Minimum Tax)

               Loudoun County (Virginia), Industrial Development Authority,
               Air Cargo Facility Revenue, Washington Dulles Air Cargo:
   110,000       6.625%, 1/01/00 (Alternative Minimum Tax)                              No Opt. Call           N/R          110,894
 3,000,000       7.000%, 1/01/09 (Alternative Minimum TaX)                               1/01 at 102           N/R        3,105,540
   600,000       6.500%, 1/01/09 (Alternative Minimum Tax)                               1/06 at 102           N/R          624,978

 1,000,000     Metropolitan Washington D.C. Airports Authority, Airport                 10/04 at 102           AAA        1,034,060
                 System Revenue Bonds, Series 1994A, 5.750%, 10/01/20
                 (Alternative Minimum Tax)

   770,000     Metropolitan Washington D.C. Apartments Authority, General               10/07 at 101           AA-          774,466
                 Airport Revenue, Series B, 5.500%, 10/01/23
                 (Alternative Minimum Tax)

 5,500,000     Pocahontas Parkway Association, Route 895 Connector Toll                  8/08 at 102          BBB-        5,378,285
                  Road Revenue Bonds, Senior Current Interest,
                  Series 1998A, 5.500%, 8/15/28

 5,000,000     Pocahantas Parkway Association, Route 895 Connector                  8/08 at 64 13/16          BBB-        1,850,650
                 Toll Road Revenue Bonds, Senior Current Interest,
                 Series 1998B, 0.000%, 8/15/16

 1,900,000     Puerto Rico Ports Authority, Special Facilities Revenue                   6/06 at 102          BBB-        2,037,807
                 Bonds, 1996 Series A (American Airlines, Inc. Project),
                 6.250%, 6/01/26 (Alternative Minimum Tax)

 1,000,000     Virginia Port Authority, Port Facilities Revenue Bonds,                   7/07 at 101           AAA        1,014,250
                 Series 1997, 5.500%, 7/01/24 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed -- 10.4%

 1,000,000     Town of Abingdon, Virginia, General Obligation Capital                    8/02 at 102         A2***        1,089,840
                 Improvement Bonds, Series 1992, 6.250%, 8/01/12
                 (Pre-refunded to 8/01/02)

   750,000     Chesapeake Bay Bridge and Tunnel District, General Resolution             7/01 at 102           AAA          804,278
                 Revenue Bonds, Refunding Series 1991, 6.375%, 7/01/22
                 (Pre-refunded to 7/01/01)

 1,000,000     Industrial Development Authority of Covington-Allegheny County,           4/02 at 102        N/R***        1,088,080
                 Virginia, Hospital Facility Revenue Bonds (Allegheny Regional
                 Hospital), Series 1992, 6.625%, 4/01/12
                 (Pre-refunded to 4/01/02)

Portfolio of Investments
Nuveen Flagship Virginia Municipal Bond Fund (continued)
May 31, 1999


   Principal                                                                               Optional Call                     Market
      Amount    Description                                                                  Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

$    730,000    City of Danville, Virginia, General Improvement Bonds of Fiscal Year         5/02 at 102       A3***   $    795,532
                  1991-1992, 6.500%, 5/01/12 (Pre-refunded to 5/01/02)

     500,000    Fairfax County Redevelopment and Housing Authority, Virginia, Revenue       11/99 at 102      N/R***        518,365
                  Bonds (Vinson Pavilion Project), 1989 Series A, 7.500%, 11/01/19
                  (Pre-refunded to 11/01/99)

   1,355,000    Fairfax County Redevelopment and Housing Authority, Virginia, Revenue        6/02 at 102      N/R***      1,527,058
                  Bonds, 1992 Issue A (FCRHA Office Building), 7.500%, 6/15/18
                  (Pre-refunded to 6/15/02)

     150,000    Fairfax County, Virginia, Water Authority, Water Refunding Revenue           4/07 at 102         AAA        168,374
                  Bonds, Series 1992, 6.000%, 4/01/22 (Pre-refunded to 4/01/07)

     995,000    Henrico County, Virginia, Water and Sewer System Refunding Revenue           5/02 at 100      Aa2***      1,059,715
                  Bonds, Series 1992, 6.250%, 5/01/13 (Pre-refunded to 5/01/02)

     250,000    Martinsville, Virginia, Industrial Development Authority, Hospital           1/01 at 100       A2***        262,290
                  Facility Revenue Bonds, Memorial Hospital of Martinsville and Henry,
                  7.000%, 1/01/11 (Pre-refunded to 1/01/01)

   2,000,000    Peninsula Ports Authority, Virginia, Health Care Facilities Revenue          8/06 at 100     BBB+***      2,300,220
                  Refunding Bonds, Mary Immaculate Project, 7.000%, 8/01/17
                  (Pre-refunded to 8/01/06)

   5,250,000    Industrial Development Authority of the County of Prince William,           10/05 at 102         Aaa      6,102,600
                  Virginia, Hospital Facility Revenue Bonds (Potomac Hospital
                  Corporation of Prince William), Series 1995, 6.850%, 10/01/25
                  (Pre-refunded to 10/01/05)

   1,000,000    Prince William County Service Authority, Virginia, Water and Sewer           7/01 at 100         AAA      1,046,360
                  System Revenue Bonds, Series 1991, 6.000%, 7/01/29 (Pre-refunded to
                  7/01/01)

   1,500,000    Richmond, Virginia, Redevelopment and Housing Authority, Project Revenue     3/05 at 102         AAA      1,714,905
                  Bonds (1994 Old Manchester Project), Series 1994, 6.800%, 3/01/15
                  (Pre-refunded to 3/01/05)

                Virginia College Building Authority, Educational Facilities Revenue,
                Marymount University Project:
   1,000,000      7.000%, 7/01/12 (Pre-refunded to 7/01/02)                                  7/02 at 102      N/R***      1,104,540
   1,400,000      7.000%, 7/01/22 (Pre-refunded to 7/01/02)                                  7/02 at 102      N/R***      1,546,356

                Virginia College Building Authority, Educational Facilities Revenue
                Bonds (The Washington and Lee University Project), Series of 1994:
     580,000      5.750%, 1/01/14 (Pre-refunded to 1/01/04)                                  1/04 at 102         AAA        628,906
   1,000,000      5.800%, 1/01/24                                                            1/04 at 102         AAA      1,086,390

     410,000    Virginia State Resource Authority, Water and Sewer System Pooled Revenue    11/99 at 102       AA***        423,546
                  Bonds, Series 1986A, 7.650%, 11/01/16 (Pre-refunded to 11/01/99)

-----------------------------------------------------------------------------------------------------------------------------------
                Utilities - 5.6%

   2,110,000    Halifax County Industrial Development Authority (Old Dominion Electric      12/02 at 102          A+      2,248,142
                  Cooperative), 6.500%, 12/01/12 (Alternative Minimum Tax)

   2,500,000    Mecklenburg County, Virginia, Industrial Development Authority, Exempt       5/01 at 102         Aa3      2,610,350
                  Facility, Mecklenburg Cogeneration Project, Series 1991A,
                  7.350%, 5/01/08 (Alternative Minimum Tax)

   2,000,000    City of Richmond, Virginia, Public Utility Revenue and Refunding Bonds,      1/08 at 101          A+      1,938,580
                  Series 1998A, 5.125%, 1/15/28

   1,000,000    Industrial Development Authority of Russell County, Virginia, Pollution     11/00 at 102        Baa1      1,060,190
                  Control Revenue Bonds (Appalachian Power Company Project), Series G,
                  7.700%, 11/01/07

   1,500,000    Southeastern Public Service Authority of Virginia, Senior Revenue Bonds,     7/03 at 102          A-      1,545,720
                  Series 1993 (Regional Solid Waste System), 6.000%, 7/01/13
                  (Alternative Minimum Tax)

   1,000,000    Virginia State Resource Authority, Solid Waste Disposal System Revenue      11/02 at 102          AA      1,097,020
                  Bonds, Series B, 6.750%, 11/01/12

   1,960,000    Virginia Resources Authority, Solid Waste Disposal System Revenue Bonds      4/05 at 102          AA      2,009,372
                  (County of Prince William, Virginia - Refunding), 1995 Series A,
                  5.500%, 4/01/15

-----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 10.7%

   1,000,000    Blacksburg (Virginia), Polytechnic Institute Sanitation Authority           11/02 at 102           A      1,091,300
                  (Virginia), Sewer System Revenue Bonds, Series of 1992,
                  6.250%, 11/01/12

                Fairfax County (Virginia), Water Authority, Water Refunding Revenue
                Bonds, Series 1992:
     850,000      6.000%, 4/01/22                                                            4/07 at 102          AA        924,452
   1,625,000      5.750%, 4/01/29                                                            4/02 at 100          AA      1,672,613

   Principal                                                                               Optional Call                     Market
      Amount    Description                                                                  Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer (continued)

$  1,000,000    Frederick-Winchester Service Authority (Virginia), Regional Sewer System    10/03 at 102         AAA   $  1,046,060
                  Refunding Revenue Bonds, Series 1993, 5.750%, 10/01/15

   1,505,000    Henrico County (Virginia), Water and Sewer System Refunding Revenue          5/02 at 100         Aa2      1,585,006
                  Bonds, Series 1992, 6.250%, 5/01/13

   4,250,000    Leesburg (Virginia), Utility System Revenue Refunding Bonds,                 7/07 at 102         AAA      4,181,958
                  5.125%, 7/01/22

   1,000,000    Loudoun County Sanitation Authority (Virginia), Water and Sewer System       1/03 at 102         AAA      1,083,290
                  Revenue Bonds, Refunding Series 1992, 6.250%, 1/01/16

   1,000,000    Loudoun County Sanitation Authority (Virginia), Water and Sewer System       1/07 at 102         AAA        982,850
                  Revenue Bonds, Refunding Series 1996, 5.125%, 1/01/26

   2,500,000    Loudoun County Sanitation Authority (Virginia), Water and Sewer System       1/09 at 102         AAA      2,291,049
                  Revenue Bonds, Series 1998, 4.750%, 1/01/30

   1,500,000    Prince William County Service Authority (Virginia), Water and Sewer          7/08 at 101         AAA      1,386,044
                  System Refunding Revenue Bonds, Series 1997, 4.750%, 7/01/29

   4,000,000    Upper Occoquan Sewage Authority (Virginia), Regional Sewerage System         1/04 at 102         AAA      3,867,399
                  Revenue Refunding Bonds, Series of 1993, 5.000%, 7/01/21

   1,000,000    Virginia Resources Authority, Sewer System Revenue Bonds, 1995 Series A     10/05 at 102          AA      1,063,589
                  (Hopewell Regional Wastewater Treatment Facility Project),
                  6.000%, 10/01/25 (Alternative Minimum Tax)

   1,000,000    Virginia Resources Authority, Water and Sewer System Revenue Bonds, 1995    10/05 at 102          AA      1,082,599
                  Series A (Sussex County Project), 5.600%, 10/01/25

   1,500,000    Virginia Resources Authority, Water and Sewer System Refunding Revenue       4/02 at 100          AA      1,575,179
                  Bonds, 1992 Series A, 6.125%, 4/01/19

-----------------------------------------------------------------------------------------------------------------------------------
$214,865,000    Total Investments - (cost $207,326,496) - 98.5%                                                         220,516,882
============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.5%                                                                      3,250,163
                -------------------------------------------------------------------------------------------------------------------
                Net Assets  100%                                                                                       $223,767,045
                ===================================================================================================================


* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.


                                 See accompanying notes to financial statements.

                            Statement of Net Assets
                            May 31, 1999

                                                                             Maryland  Pennsylvania      Virginia
-----------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)             $72,862,883  $152,325,090  $220,516,882
Cash                                                                          993,862            --            --
Receivables:
  Interest                                                                  1,524,701     2,547,104     4,050,106
  Shares sold                                                                 197,928       145,940       216,282
Other assets                                                                   62,655       131,028       145,909
-----------------------------------------------------------------------------------------------------------------
     Total assets                                                          75,642,029   155,149,162   224,929,179
-----------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                     --       430,809        11,123
Payables:
  Investments purchased                                                            --     1,219,100            --
  Shares redeemed                                                              54,600        90,591       591,084
Accrued expenses:
  Management fees (note 6)                                                     32,113        18,342        87,054
  12b-1 distribution and service fees (notes 1 and 6)                           9,403        26,410        43,217
  Other                                                                        39,864        37,321        38,128
Dividends payable                                                             181,772       284,198       391,528
-----------------------------------------------------------------------------------------------------------------
     Total liabilities                                                        317,752     2,106,771     1,162,134
-----------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                       $75,324,277  $153,042,391  $223,767,045
=================================================================================================================
Class A Shares (note 1)
Net assets                                                                $22,092,626  $ 70,865,040  $138,940,871
Shares outstanding                                                          2,111,989     6,780,803    12,707,661
Net asset value and redemption price per share                            $     10.46  $      10.45  $      10.93
Offering price per share (net asset value per share plus maximum sales
  charge of 4.20% of offering price)                                      $     10.92  $      10.91  $      11.41
=================================================================================================================
Class B Shares (note 1)
Net assets                                                                $ 4,731,691  $  7,966,056  $ 10,419,054
Shares outstanding                                                            452,102       760,809       953,686
Net asset value, offering and redemption price per share                  $     10.47  $      10.47  $      10.93
=================================================================================================================
Class C Shares (note 1)
Net assets                                                                $ 4,089,393  $ 13,167,132  $ 17,678,623
Shares outstanding                                                            390,962     1,261,491     1,618,237
Net asset value, offering and redemption price per share                  $     10.46  $      10.44  $      10.92
=================================================================================================================
Class R Shares (note 1)
Net assets                                                                $44,410,567  $ 61,044,163  $ 56,728,497
Shares outstanding                                                          4,236,689     5,844,477     5,191,058
Net asset value, offering and redemption price per share                  $     10.48  $      10.44  $      10.93
=================================================================================================================

                                 See accompanying notes to financial statements.

                                                     Statement of Operations
                                                     Year Ended May 31, 1999

                                                                           Maryland   Pennsylvania       Virginia
-----------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                              $ 4,010,907    $ 8,392,849    $12,452,492
-----------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                    395,007        808,227      1,195,842
12b-1 service fees - Class A (notes 1 and 6)                                 39,229        137,788        273,937
12b-1 distribution and service fees - Class B (notes 1 and 6)                34,859         51,898         68,330
12b-1 distribution and service fees - Class C (notes 1 and 6)                25,426         84,233        129,361
Shareholders' servicing agent fees and expenses                              64,260        105,338        140,620
Custodian's fees and expenses                                                60,294         63,437         80,067
Trustees' fees and expenses (note 6)                                          2,256          2,866          3,838
Professional fees                                                            11,816         15,528         14,815
Shareholders' reports - printing and mailing expenses                        54,027         65,719         67,606
Federal and state registration fees                                           8,548         18,687          8,063
Other expenses                                                                3,377          9,299         11,307
-----------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement        699,099      1,363,020      1,993,786
  Custodian fee credit (note 1)                                             (13,684)        (6,072)        (9,134)
  Expense reimbursement (note 6)                                            (47,257)      (361,812)       (71,949)
-----------------------------------------------------------------------------------------------------------------
Net expenses                                                                638,158        995,136      1,912,703
-----------------------------------------------------------------------------------------------------------------
Net investment income                                                     3,372,749      7,397,713     10,539,789
-----------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain from investment transactions (notes 1 and 4)              571,636        395,831        944,358
Net change in unrealized appreciation or depreciation of investments     (1,379,409)    (2,967,385)    (3,060,934)
-----------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                           (807,773)    (2,571,554)    (2,116,576)
-----------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                              $ 2,564,976    $ 4,826,159    $ 8,423,213
=================================================================================================================

                                 See accompanying notes to financial statements.

                      Statement of Changes in Net Assets

                                                                                          Maryland
                                                                            ---------------------------------
                                                                                 Year Ended      Year Ended
                                                                                   5/31/99         5/31/98
-------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                            $ 3,372,749     $ 3,014,635
Net realized gain from investment transactions (notes 1 and 4)                       571,636          38,164
Net change in unrealized appreciation or depreciation
  of investments                                                                  (1,379,409)      1,872,963
-------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                         2,564,976       4,925,762
-------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Class A                                                                          (887,278)       (744,781)
   Class B                                                                          (136,626)        (45,159)
   Class C                                                                          (133,784)        (91,846)
   Class R                                                                        (2,124,331)     (2,152,261)
From accumulated net realized gains from investment transactions:
   Class A                                                                                --              --
   Class B                                                                                --              --
   Class C                                                                                --              --
   Class R                                                                                --              --
-------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                         (3,282,019)     (3,034,047)
-------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                                  12,748,209       9,987,470
Net proceeds from shares issued to shareholders due
  to reinvestment of distributions                                                 2,071,522       2,015,880
-------------------------------------------------------------------------------------------------------------
                                                                                  14,819,731      12,003,350
Cost of shares redeemed                                                           (5,741,563)     (5,468,111)
-------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                            9,078,168       6,535,239
-------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                         8,361,125       8,426,954
Net assets at the beginning of year                                               66,963,152      58,536,198
-------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                    $75,324,277     $66,963,152
=============================================================================================================
Balance of undistributed net investment
  income at the end of year                                                      $   108,787     $    18,057
=============================================================================================================

                                                              See accompanying notes to financial statements.

           _____


                                                                          Pennsylvania                         Virginia
                                                                     ---------------------------       -----------------------------
                                                                      Year Ended      Year Ended         Year Ended      Year Ended
                                                                         5/31/99         5/31/98            5/31/99         5/31/98
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                               $  7,397,713    $  6,884,447       $ 10,539,789    $ 10,446,823
Net realized gain from investment transactions (notes 1 and 4)           395,831       1,203,144            944,358         382,323
Net change in unrealized appreciation or depreciation
  of investments                                                      (2,967,385)      4,263,803         (3,060,934)      7,151,615
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                             4,826,159      12,351,394          8,423,213      17,980,761
------------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                             (3,437,714)     (3,203,991)        (6,603,088)     (6,589,893)
  Class B                                                               (227,324)        (49,039)          (288,055)        (72,610)
  Class C                                                               (503,249)       (346,415)          (739,016)       (637,996)
  Class R                                                             (3,234,496)     (3,306,035)        (2,930,514)     (3,128,186)
From accumulated net realized gains from investment transactions:
  Class A                                                               (380,650)       (123,729)          (354,974)       (116,144)
  Class B                                                                (30,257)         (1,903)           (18,678)         (1,295)
  Class C                                                                (63,063)        (14,187)           (44,664)        (12,972)
  Class R                                                               (342,018)       (122,743)          (150,604)        (53,068)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders             (8,218,771)     (7,168,042)       (11,129,593)    (10,612,164)
------------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                      26,410,992      20,611,181         33,800,119      26,410,433
Net proceeds from shares issued to shareholders due
  to reinvestment of distributions                                     3,885,514       4,302,789          5,206,747       6,677,292
------------------------------------------------------------------------------------------------------------------------------------
                                                                      30,296,506      24,913,970         39,006,866      33,087,725

Cost of shares redeemed                                              (12,419,924)    (11,137,451)       (24,787,027)    (19,538,617)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions               17,876,582      13,776,519         14,219,839      13,549,108
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                            14,483,970      18,959,871         11,513,459      20,917,705
Net assets at the beginning of year                                  138,558,421     119,598,550        212,253,586     191,335,881
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                       $153,042,391    $138,558,421       $223,767,045    $212,253,586
====================================================================================================================================
Balance of undistributed net investment
  income at the end of year                                         $      1,117    $      6,187       $      3,265    $     24,149
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements



1. General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Maryland Municipal Bond Fund ("Maryland"), the Nuveen Flagship Pennsylvania Municipal Bond Fund ("Pennsylvania") and the Nuveen Flagship Virginia Municipal Bond Fund ("Virginia") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 1999, Pennsylvania had an outstanding when-issued purchase commitment of $1,219,100. There were no such outstanding purchase commitments in either of the other funds.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Funds intend to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 1999, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of investors.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 1999.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                                          Maryland
                                                                      -------------------------------------------------
                                                                         Year Ended 5/31/99        Year Ended 5/31/98
                                                                      -----------------------   -----------------------
                                                                         Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------------------------
Shares sold:
    Class A                                                             577,632   $ 6,112,774     464,364   $ 4,845,395
    Class B                                                             235,116     2,495,746     213,521     2,237,985
    Class C                                                             187,416     1,988,761      68,184       714,237
    Class R                                                             203,056     2,150,928     209,535     2,189,853
Shares issued to shareholders due to reinvestment of distributions:
    Class A                                                              57,622       611,952      53,642       561,120
    Class B                                                               5,480        58,201       1,687        17,707
    Class C                                                               8,572        91,026       6,886        71,952
    Class R                                                             123,134     1,310,343     130,430     1,365,101
-----------------------------------------------------------------------------------------------------------------------
                                                                      1,398,028    14,819,731   1,148,249    12,003,350
-----------------------------------------------------------------------------------------------------------------------
Shares redeemed:
    Class A                                                            (173,380)   (1,842,288)   (134,447)   (1,409,630)
    Class B                                                              (9,376)      (99,303)     (8,959)      (93,717)
    Class C                                                             (51,865)     (546,993)    (33,614)     (349,287)
    Class R                                                            (305,927)   (3,252,979)   (345,224)   (3,615,477)
-----------------------------------------------------------------------------------------------------------------------
                                                                       (540,548)   (5,741,563)   (522,244)   (5,468,111)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                            857,480   $ 9,078,168     626,005   $ 6,535,239
=======================================================================================================================

31


                                                                                            Pennsylvania
                                                                   ------------------------------------------------------------
                                                                          Year Ended 5/31/99           Year Ended 5/31/98
                                                                   -----------------------------   ----------------------------
                                                                           Shares         Amount       Shares         Amount
-------------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                1,042,066   $ 11,085,436    1,036,447   $ 10,930,439
 Class B                                                                  556,149      5,925,032      223,667      2,375,027
 Class C                                                                  466,677      4,965,788      290,257      3,081,110
 Class R                                                                  417,495      4,434,736      401,273      4,224,605
-------------------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                  127,403      1,358,196      172,750      1,815,747
 Class B                                                                    6,887         73,512        2,572         27,340
 Class C                                                                   14,586        155,250       25,872        271,646
 Class R                                                                  215,836      2,298,556      207,616      2,188,056
-------------------------------------------------------------------------------------------------------------------------------
                                                                        2,847,099     30,296,506    2,360,454     24,913,970
-------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                                 (549,431)    (5,838,055)    (477,420)    (5,039,815)
 Class B                                                                  (48,814)      (522,051)      (1,898)       (20,305)
 Class C                                                                  (54,534)      (578,008)     (98,010)    (1,035,568)
 Class R                                                                 (516,487)    (5,481,810)    (477,624)    (5,041,763)
-------------------------------------------------------------------------------------------------------------------------------
                                                                       (1,169,266)   (12,419,924)  (1,054,952)   (11,137,451)
-------------------------------------------------------------------------------------------------------------------------------
Net increase                                                            1,677,833   $ 17,876,582    1,305,502   $ 13,776,519
===============================================================================================================================

                                                                                            Virginia
                                                                   ------------------------------------------------------------
                                                                          Year Ended 5/31/99           Year Ended 5/31/98
                                                                   -----------------------------   ----------------------------
                                                                           Shares         Amount       Shares         Amount
-------------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                1,781,027   $ 19,736,719    1,437,801   $ 15,756,900
 Class B                                                                  605,747      6,716,554      326,829      3,585,765
 Class C                                                                  421,265      4,668,341      363,753      3,972,294
 Class R                                                                  241,908      2,678,505      282,345      3,095,474
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                  261,217      2,903,901      370,069      4,035,466
 Class B                                                                   14,259        158,363        3,820         41,944
 Class C                                                                   23,019        255,663       59,523        649,924
 Class R                                                                  169,963      1,888,820      178,519      1,949,958
-------------------------------------------------------------------------------------------------------------------------------
                                                                        3,518,405     39,006,866    3,022,659     33,087,725
-------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                               (1,444,306)   (16,020,885)  (1,169,518)   (12,775,202)
 Class B                                                                  (18,515)      (205,614)     (14,233)      (156,135)
 Class C                                                                 (242,411)    (2,672,615)    (105,398)    (1,154,489)
 Class R                                                                 (531,239)    (5,887,913)    (499,196)    (5,452,791)
-------------------------------------------------------------------------------------------------------------------------------
                                                                       (2,236,471)   (24,787,027)  (1,788,345)   (19,538,617)
-------------------------------------------------------------------------------------------------------------------------------
Net increase                                                            1,281,934   $ 14,219,839    1,234,314   $ 13,549,108
===============================================================================================================================

3. Distributions to Shareholders
The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 1, 1999, to shareholders of record on June 9, 1999, as follows:

                                                Maryland  Pennsylvania  Virginia
--------------------------------------------------------------------------------
Dividend per share:
 Class A                                          $.0405        $.0430    $.0435
 Class B                                           .0335         .0365     .0365
 Class C                                           .0355         .0385     .0385
 Class R                                           .0420         .0450     .0455
================================================================================

4. Securities Transactions
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the fiscal year ended May 31, 1999, were as follows:

                                         Maryland    Pennsylvania       Virginia
--------------------------------------------------------------------------------
Purchases:
 Long-term municipal securities       $29,023,994     $44,032,604    $47,782,805

 Short-term municipal securities        1,400,000      29,200,000      6,600,000

Sales:
 Long-term municipal securities        20,741,225      26,505,673     32,802,744

 Short-term municipal securities        1,400,000      30,200,000      7,600,000
================================================================================

At May 31, 1999, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At May 31, 1999, Maryland had an unused capital loss carryforward of $22,799 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2005.

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 1999, were as follows:

                                 Maryland        Pennsylvania        Virginia
--------------------------------------------------------------------------------
Gross unrealized:
 appreciation                   $3,029,045         $7,321,348       $13,854,830
 depreciation                     (360,224)          (729,995)         (664,444)
--------------------------------------------------------------------------------
Net unrealized appreciation     $2,668,821         $6,591,353       $13,190,386
================================================================================

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets                                         Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                           .5500 of 1%
For the next $125 million                                            .5375 of 1
For the next $250 million                                            .5250 of 1
For the next $500 million                                            .5125 of 1
For the next $1 billion                                              .5000 of 1
For net assets over $2 billion                                       .4750 of 1
================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 1999, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                           Maryland    Pennsylvania    Virginia
-------------------------------------------------------------------------------
Sales charges collected                    $122,337        $223,813    $419,012
Paid to authorized dealers                  103,713         204,837     366,627
===============================================================================

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 1999, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                           Maryland    Pennsylvania    Virginia
-------------------------------------------------------------------------------
Commission advances                        $119,242        $288,171    $321,047
===============================================================================

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 1998, the Distributor retained such 12b-1 fees as follows:

                                           Maryland    Pennsylvania    Virginia
-------------------------------------------------------------------------------
12b-1 fees retained                         $43,598         $88,258    $109,765
===============================================================================

The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 1999, as follows:

                                           Maryland    Pennsylvania    Virginia
-------------------------------------------------------------------------------
CDSC retained                                $1,569          $9,124      $8,001
===============================================================================


7. Composition of Net Assets

At May 31, 1999, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                       Maryland    Pennsylvania        Virginia
---------------------------------------------------------------------------------------------------------------
Capital paid-in                                                     $72,569,469    $146,078,216    $210,431,337
Balance of undistributed net investment income                          108,787           1,117           3,265
Accumulated net realized gain (loss) from investment transactions       (22,800)        371,705         142,057
Net unrealized appreciation of investments                            2,668,821       6,591,353      13,190,386
---------------------------------------------------------------------------------------------------------------
Net assets                                                          $75,324,277    $153,042,391    $223,767,045
===============================================================================================================

                             Financial Highlights

                             Financial Highlights

                 Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)
                                      Investment Operations                Less Distributions
                                ----------------------------------    -----------------------------
MARYLAND                                             Net
                                               Realized/
                                              Unrealized
                   Beginning           Net       Invest-                   Net                         Ending
                         Net       Invest-          ment               Invest-                            Net
Year Ended             Asset          ment          Gain                  ment    Capital               Asset         Total
May 31,                Value    Income (a)        (Loss)     Total      Income      Gains     Total     Value    Return (b)
---------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
  1999                $10.56          $.49       $ (.11)    $ .38       $(.48)       $ --    $(.48)    $10.46          3.65%
  1998                 10.25           .48          .32       .80        (.49)         --     (.49)     10.56          7.95
  1997 (c)             10.25           .16          .01       .17        (.17)         --     (.17)     10.25          1.63
  1997 (d)             10.43           .46         (.15)      .31        (.49)         --     (.49)     10.25          3.06
  1996 (d)              9.60           .48          .85      1.33        (.50)         --     (.50)     10.43         14.07
  1995 (e)              9.84           .20         (.23)     (.03)       (.21)         --     (.21)      9.60          (.26)
Class B (3/97)
  1999                 10.56           .41         (.10)      .31        (.40)         --     (.40)     10.47          2.95
  1998                 10.25           .41          .31       .72        (.41)         --     (.41)     10.56          7.16
  1997 (f)             10.29           .10         (.04)      .06        (.10)         --     (.10)     10.25           .83
Class C (9/94)
  1999                 10.56           .43         (.11)      .32        (.42)         --     (.42)     10.46          3.07
  1998                 10.24           .43          .32       .75        (.43)         --     (.43)     10.56          7.44
  1997 (c)             10.24           .15           --       .15        (.15)         --     (.15)     10.24          1.43
  1997 (d)             10.42           .39         (.16)      .23        (.41)         --     (.41)     10.24          2.28
  1996 (d)              9.59           .41          .84      1.25        (.42)         --     (.42)     10.42         13.24
  1995 (e)              9.75           .16         (.15)      .01        (.17)         --     (.17)      9.59           .12
Class R (12/91)
  1999                 10.58           .51         (.11)      .40        (.50)         --     (.50)     10.48          3.82
  1998                 10.26           .51          .32       .83        (.51)         --     (.51)     10.58          8.23
  1997 (c)             10.26           .17           --       .17        (.17)         --     (.17)     10.26          1.68
  1997 (d)             10.44           .47         (.14)      .33        (.51)         --     (.51)     10.26          3.29
  1996 (d)              9.61           .51          .84      1.35        (.52)         --     (.52)     10.44         14.33
  1995 (d)             10.62           .51        (1.01)     (.50)       (.51)         --     (.51)      9.61         (4.58)
===========================================================================================================================

                                                    Ratios/Supplemental Data
                   -------------------------------------------------------------------------------------------
                                                          Ratio                             Ratio
                                                         of Net                            of Net
                                     Ratio of        Investment         Ratio of       Investment
                                     Expenses            Income         Expenses        Income to
                                   to Average        to Average       to Average          Average
                     Ending        Net Assets        Net Assets       Net Assets       Net Assets
                        Net    Before Credit/    Before Credit/    After Credit/    After Credit/    Portfolio
                     Assets        Reimburse-        Reimburse-       Reimburse-       Reimburse-     Turnover
                      (000)              ment              ment         ment (a)         ment (a)         Rate
--------------------------------------------------------------------------------------------------------------
Class A (9/94)
  1999             $22,093               1.04%             4.55%             .95%            4.64%          29%
  1998              17,427               1.00              4.56              .94             4.62            7
  1997 (c)          12,977               1.02*             4.83*             .95*            4.90*           3
  1997 (d)          11,788               1.12              4.67             1.00             4.79            4
  1996 (d)           6,860               1.33              4.41             1.00             4.74           17
  1995 (e)           1,605               1.59*             4.67*            1.00*            5.26*          35
Class B (3/97)
  1999               4,732               1.80              3.81             1.71             3.90           29
  1998               2,332               1.75              3.79             1.69             3.85            7
  1997 (f)             150               1.76*             3.94*            1.70*            4.00*           3
Class C (9/94)
  1999               4,089               1.59              4.01             1.50             4.10           29
  1998               2,606               1.55              4.01             1.49             4.07            7
  1997 (c)           2,103               1.57*             4.28*            1.50*            4.35*           3
  1997 (d)           1,985               1.87              3.93             1.75             4.05            4
  1996 (d)           1,438               2.06              3.73             1.75             4.04           17
  1995 (e)             860               1.86*             4.44*            1.75*            4.55*          35
Class R (12/91)
  1999              44,411                .83              4.75              .75             4.83           29
  1998              44,599                .80              4.76              .74             4.82            7
  1997 (c)          43,306                .82*             5.03*             .75*            5.10*           3
  1997 (d)          43,738                .87              4.94              .75             5.06            4
  1996 (d)          47,389               1.04              4.78              .75             5.07           17
  1995 (d)          42,741                .89              5.14              .75             5.28           35
==============================================================================================================

*   Annualized.
(a) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 6).
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) For the four months ended May 31.
(d) For the year ended January 31.
(e) From commencement of class operations as noted through January 31.
(f) From commencement of class operations as noted.

Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)
                                     Investment Operations             Less Distributions
                              ----------------------------------   ----------------------------
PENNSYLVANIA**                             Net Realized/
                  Beginning          Net      Unrealized                  Net                         Ending
Year Ended        Net Asset   Investment      Investment           Investment   Capital            Net Asset    Net Total
May 31,               Value   Income (a)     Gain (Loss)   Total       Income     Gains    Total       Value   Return (b)
-------------------------------------------------------------------------------------------------------------------------
Class A (10/86)
  1999               $10.68         $.53          $(.17)   $ .36       $(.53)    $(.06)   $(.59)      $10.45         3.42%
  1998                10.25          .56            .45     1.01        (.56)     (.02)    (.58)       10.68        10.05
  1997                10.00          .57            .25      .82        (.57)       --     (.57)       10.25         8.37
  1996                10.21          .59           (.20)     .39        (.60)       --     (.60)       10.00         3.83
  1995                10.06          .60            .16      .76        (.61)       --     (.61)       10.21         7.90
Class B (2/97)
  1999                10.70          .45           (.17)     .28        (.45)     (.06)    (.51)       10.47         2.66
  1998                10.27          .48            .45      .93        (.48)     (.02)    (.50)       10.70         9.23
  1997 (c)            10.21          .16            .06      .22        (.16)       --     (.16)       10.27         2.18
Class C (2/94)
  1999                10.68          .47           (.17)     .30        (.48)     (.06)    (.54)       10.44         2.80
  1998                10.25          .50            .45      .95        (.50)     (.02)    (.52)       10.68         9.50
  1997                 9.99          .51            .26      .77        (.51)       --     (.51)       10.25         7.88
  1996                10.21          .53           (.21)     .32        (.54)       --     (.54)        9.99         3.16
  1995                10.06          .54            .16      .70        (.55)       --     (.55)       10.21         7.31
Class R (2/97)
  1999                10.68          .55           (.17)     .38        (.56)     (.06)    (.62)       10.44         3.55
  1998                10.25          .58            .45     1.03        (.58)     (.02)    (.60)       10.68        10.30
  1997 (c)            10.21          .20            .03      .23        (.19)       --     (.19)       10.25         2.31
=========================================================================================================================

                                                           Ratios/Supplemental Data
                     ----------------------------------------------------------------------------------------------------
                                                           Ratio of Net                        Ratio of Net
                                            Ratio of         Investment          Ratio of        Investment
                                            Expenses             Income          Expenses            Income
                                          to Average         to Average        to Average        to Average
                                          Net Assets         Net Assets        Net Assets        Net Assets     Portfolio
Year Ended             Ending Net     Before Credit/     Before Credit/     After Credit/     After Credit/      Turnover
May 31,              Assets (000)      Reimbursement      Reimbursement     Reimbursement     Reimbursement          Rate
-------------------------------------------------------------------------------------------------------------------------
Class A (10/86)
  1999                    $70,865                .94%              4.75%              .69%             5.00%           18%
  1998                     65,826                .95               4.94               .61              5.28            20
  1997                     55,667               1.09               5.22               .70              5.61            46
  1996                     44,392               1.13               5.42               .79              5.76            65
  1995                     42,600               1.29               5.68               .89              6.08            50
Class B (2/97)
  1999                      7,966               1.70               4.01              1.45              4.26            18
  1998                      2,640               1.70               4.14              1.34              4.50            20
  1997 (c)                    229               1.72*              4.47*             1.35*             4.84*           46
Class C (2/94)
  1999                     13,167               1.49               4.21              1.24              4.46            18
  1998                      8,912               1.50               4.39              1.16              4.73            20
  1997                      6,320               1.63               4.68              1.25              5.06            46
  1996                      4,442               1.34               5.19              1.68              4.85            65
  1995                      3,118               1.39               5.50              1.84              5.05            50
Class R (2/97)
  1999                     61,044                .74               4.95               .49              5.20            18
  1998                     61,180                .75               5.14               .41              5.48            20
  1997 (c)                 57,383                .77*              5.45*              .39*             5.83*           46
=========================================================================================================================

*    Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Pennsylvania.

(a) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 6).

(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c)  From commencement of class operations as noted.

               Financial Highlights

               Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)

                                      Investment Operations                Less Distributions
                                ----------------------------------    -----------------------------
VIRGINIA**                                           Net
                                               Realized/
                                              Unrealized
                   Beginning           Net       Invest-                   Net                         Ending
                         Net       Invest-          ment               Invest-                            Net
Year Ended             Asset          ment          Gain                  ment    Capital               Asset         Total
May 31,                Value    Income (a)        (Loss)     Total      Income      Gains     Total     Value    Return (b)
---------------------------------------------------------------------------------------------------------------------------
Class A (3/86)
  1999                $11.06          $.53        $(.10)     $ .43      $(.53)     $(.03)    $(.56)    $10.93          3.95%
  1998                 10.66           .56          .41        .97       (.56)      (.01)     (.57)     11.06          9.30
  1997                 10.40           .58          .25        .83       (.57)        --      (.57)     10.66          8.20
  1996                 10.56           .57         (.15)       .42       (.58)        --      (.58)     10.40          4.03
  1995                 10.36           .59          .20        .79       (.59)        --      (.59)     10.56          7.99
Class B (2/97)
  1999                 11.06           .45         (.10)       .35       (.45)      (.03)     (.48)     10.93          3.20
  1998                 10.66           .48          .41        .89       (.48)      (.01)     (.49)     11.06          8.53
  1997 (c)             10.62           .16          .04        .20       (.16)        --      (.16)     10.66          1.94
Class C (10/93)
  1999                 11.06           .47         (.11)       .36       (.47)      (.03)     (.50)     10.92          3.30
  1998                 10.65           .50          .42        .92       (.50)      (.01)     (.51)     11.06          8.81
  1997                 10.39           .52          .26        .78       (.52)        --      (.52)     10.65          7.61
  1996                 10.56           .51         (.16)       .35       (.52)        --      (.52)     10.39          3.37
  1995                 10.36           .53          .20        .73       (.53)        --      (.53)     10.56          7.40
Class R (2/97)
  1999                 11.06           .56         (.10)       .46       (.56)      (.03)     (.59)     10.93          4.18
  1998                 10.66           .59          .41       1.00       (.59)      (.01)     (.60)     11.06          9.54
  1997 (c)             10.62           .20          .04        .24       (.20)        --      (.20)     10.66          2.26
===========================================================================================================================

                                                    Ratios/Supplemental Data
                   -------------------------------------------------------------------------------------------
                                                          Ratio                             Ratio
                                                         of Net                            of Net
                                     Ratio of        Investment         Ratio of       Investment
                                     Expenses            Income         Expenses        Income to
                                   to Average        to Average       to Average          Average
                     Ending        Net Assets        Net Assets       Net Assets       Net Assets
                        Net    Before Credit/    Before Credit/    After Credit/    After Credit/    Portfolio
                     Assets        Reimburse-        Reimburse-       Reimburse-       Reimburse-     Turnover
                      (000)              ment              ment         ment (a)         ment (a)         Rate
--------------------------------------------------------------------------------------------------------------
Class A (3/86)
  1999             $138,941               .89%             4.78%             .86%            4.81%          15%
  1998              133,966               .90              4.99              .74             5.15            3
  1997              122,252              1.00              5.19              .74             5.45           23
  1996              117,677              1.06              5.18              .83             5.41           17
  1995              112,643              1.10              5.50              .79             5.81           50
Class B (2/97)
  1999               10,419              1.64              4.03             1.61             4.06           15
  1998                3,894              1.64              4.20             1.51             4.33            3
  1997 (c)              381              1.66*             4.49*            1.47*            4.68*          23
Class C (10/93)
  1999               17,679              1.44              4.23             1.41             4.26           15
  1998               15,660              1.44              4.44             1.29             4.59            3
  1997               11,700              1.55              4.63             1.29             4.89           23
  1996               10,978              1.60              4.62             1.38             4.84           17
  1995                6,537              1.65              4.93             1.34             5.24           50
Class R (2/97)
  1999               56,728               .69              4.99              .66             5.02           15
  1998               58,734               .70              5.19              .54             5.35            3
  1997 (c)           57,002               .71*             5.50*             .52*            5.69*          23
==============================================================================================================

*    Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Virginia.

(a) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 6).

(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c)  From commencement of class operations as noted.

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Flagship Multistate Trust I:

We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Maryland Municipal Bond Fund (Maryland), Nuveen Flagship Pennsylvania Municipal Bond Fund (Pennsylvania), and Nuveen Flagship Virginia Municipal Bond Fund (Virginia) (collectively, the "Funds") (three of the portfolios constituting the Nuveen Flagship Multistate Trust I (a Massachusetts business trust)), as of May 31, 1999, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years then ended. We have also audited the financial statements and financial highlights of Maryland for the years ended January 31, 1997 and prior. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1999, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Maryland Municipal Bond Fund, Nuveen Flagship Pennsylvania Municipal Bond Fund, and Nuveen Flagship Virginia Municipal Bond Fund of the Nuveen Flagship Multistate Trust I as of May 31, 1999, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years then ended, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Chicago, Illinois
July 20, 1999

                          Building a Better Portfolio

                      Can Make You a Successful Investor



Nuveen Family
of Mutual Funds
Nuveen offers a variety of
funds designed to
help you reach your
financial goals.

Growth

Nuveen Rittenhouse Growth Fund

Growth and
Income

European Value Fund

Growth and
Income Stock Fund

Balanced Stock
and Bond Fund

Balanced Municipal
and Stock Fund

Dividend and
Growth Fund

Income

Income Fund

Tax-Free Income

National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin



Successful investors know that a well-diversified portfolio -- one that balances different types of investments, levels of risk and tax management -- can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds

Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers/SM/ including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred/(R)/

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Fund Information


Board of Trustees
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Transfer Agent and
Shareholder Services
Chase Global Fund Services Company
P.O. Box 5186
New York, NY 10274
(800) 257-8787

Legal Counsel
Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Public Accountants
Arthur Andersen LLP
Chicago, IL

     SERVING
Investors for Generations

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

     The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies whose aim is to provide consistent, competitive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

     Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our growth, growth and income, income, and tax-free funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

     Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]

John Nuveen, Sr.


NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

VAN-1-5-99

                           PART C--OTHER INFORMATION

Item 22: Financial Statements.

Financial statements:

  Included in the Prospectus:

    Financial Highlights

  Included in the Statement of Additional Information through incorporation by reference to each Fund's most recent Annual and Semi-Annual Reports:

    Portfolio of Investments

    Statement of Net Assets

    Statement of Operations

    Statement of Changes in Net Assets.

    Report of Independent Public Accountants

Item 23: Exhibits.

(b) Exhibits:

 a.1       Declaration of Trust of Registrant. Filed as Exhibit 1(a) to
           Registrant's Registration Statement on Form N-1A (File No.
           333-16617) and incorporated herein by reference thereto.
 a.2 Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest dated October 11, 1996. Filed as Exhibit 1(b) to Registrant's Registration Statement on Form
           N-1A (File No. 333-16617) and incorporated herein by reference thereto.
 a.3 Certificate for the Establishment and Designation of Classes dated July 10, 1996. Filed as Exhibit 1(c) to Registrant's
           Registration Statement on Form N-1A (File No. 333-16617) and incorporated herein by reference thereto.
 a.4 Incumbency Certificate. Filed as Exhibit 1(d) to Post-Effec-tive Amendment No. 1 to Registrant's Registration Statement on
           Form N-1A (File No. 333-16617) and incorporated herein by ref-erence thereto.
 b. By-Laws of Registrant. Filed as Exhibit 2 to Registrant's Reg-istration Statement on Form N-1A (File No. 333-16617) and in-corporated herein by reference thereto.
 b.1       Amendment to By-Laws.
 c.        Specimen certificates of Shares of each Fund. Filed as Exhibit
           4 to Registrant's Registration Statement on Form N-1A (File
           No. 333-16617) and incorporated herein by reference thereto.
 d.1       Investment Management Agreement between Registrant and Nuveen
           Advisory Corp. Filed as Exhibit 5 to Post-Effective Amendment
           No. 1 to Registrant's Registration Statement on Form N-1A
           (File No. 333-16617) and incorporated herein by reference thereto.
 d.2       Renewal of Investment Management Agreement dated May 2, 1999.
 e.1       Distribution Agreement between Registrant and John Nuveen &
           Co. Incorporated. Filed as Exhibit 6 to Post-Effective Amend-ment No. 1 to Registrant's Registration Statement on Form N-1A
           (File No. 333-16617) and incorporated herein by reference thereto.
 e.2       Renewal of Distribution Agreement dated July 30, 1999.
 f.        Not applicable.
 g.        Custodian Agreement between Registrant and Chase Manhattan
           Bank. Filed as Exhibit 8 to Post-Effective Amendment No. 1 to
           Registrant's Registration Statement on Form N-1A (File No.
           333-16617) and incorporated herein by reference thereto.
 h.        Transfer Agency Agreement between Registrant and Chase Global
           Funds Services Company. Filed as Exhibit h to Post-Effective
           Amendment No. 3 to Registrant's Registration Statement on Form
           N-1A (File No. 333-16617) and incorporated by reference there-to.
 i.        Opinion of Morgan, Lewis, and Bockius LLP.
 j. Consent of Arthur Andersen LLP, Independent Public Accoun-tants.
 k.        Not applicable.
 l.        Not applicable.
 m.        Amended Plan of Distribution and Service Pursuant to Rule 12b-
           1 for the Class A Shares, Class B Shares and Class C Shares of each Fund.

     o. Multi-Class Plan Adopted Pursuant to Rule 18f-3. Filed as Ex-hibit 18 to Registrant's Registration Statement on Form N-1A
           (File No. 333-16617) and incorporated herein by reference thereto.
 99(a). Original Powers of Attorney for each Director authorizing, among others, Gifford R. Zimmerman and Larry W. Martin to exe-cute the Registration Statement on his or her behalf. Filed as
           Exhibit 99(a) to Post-Effective Amendment No. 1 to Regis-trant's Registration Statement on Form N-1A (File No. 333-
           16617) and incorporated herein by reference thereto.
 99(b). Certified copy of Resolution of Board of Trustees authorizing the signing of the names of trustees and officers on the Reg-istrant's Registration Statement pursuant to power of attor-ney.
 99(c).    Code of Ethics and Reporting Requirements. Filed as Exhibit
           99(c) to Post-Effective Amendment No. 1 to Registrant's Regis-tration Statement on Form N-1A (File No. 333-16617) and incor-porated herein by reference thereto.

Item 24: Persons Controlled by or under Common Control with Registrant Not applicable.

Item 25: Indemnification
Section 4 of Article XII of Registrant's Amended and Restated Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

  (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

  (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

  (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

    (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

    (ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4, provided that either:

  (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

  (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the word "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                                ----------------

The trustees and officers of the Registrant are covered by an Investment Trust Errors and Omission policy in the aggregate amount of $20,000,000 (with a maximum deductible of $500,000) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26: Business and Other Connections of Investment Adviser

Nuveen Advisory Corp. serves as investment adviser to the following open-end management type investment companies: Nuveen Flagship Multistate Trust I, Nuveen Flagship Multistate Trust II, Nuveen Flagship Multistate Trust III, Nuveen Flagship Multistate Trust IV, Nuveen Flagship Municipal Trust, Nuveen Taxable Funds Inc., Nuveen Municipal Money Market Fund, Inc., and Nuveen Money Market Trust. It also serves as investment adviser to the following closed-end management type investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc. Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund,

Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund and Nuveen New York Dividend Advantage Municipal Fund. Nuveen Advisory Corp. has no other clients or business at the present time. The principal business address for all of these investment companies is 333 West Wacker Drive, Chicago, Illinois 60606.

For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer, other than Timothy R. Schwertfeger and Anthony T. Dean, of the investment adviser has engaged during the last two years for his account or in the capacity of director, officer, employee, partner or trustee, see the descriptions under "Management" in the Statement of Additional Information.

Timothy R. Schwertfeger is Chairman and Director of Nuveen Advisory Corp., the investment adviser. Mr. Schwertfeger has, during the last two years, been Chairman and formerly Executive Vice President and Director of the John Nuveen Company, John Nuveen & Co. Incorporated, and Nuveen Institutional Advisory Corp.; Chairman and Director (since January 1997) of Nuveen Asset Management, Inc., Director (since 1996) of Institutional Capital Corporation; Chairman and Director of Rittenhouse Financial Services, Inc.

Item 27: Principal Underwriters

(a) John Nuveen & Co., Incorporated ("Nuveen") acts as principal underwriter to the following open-end management type investment companies: Nuveen Flagship Multistate Trust I, Nuveen Flagship Multistate Trust II, Nuveen Flagship Multistate Trust III, Nuveen Flagship Multistate Trust IV, Nuveen Flagship Municipal Trust, Nuveen Municipal Money Market Fund Inc., Nuveen Taxable Funds Inc., Nuveen Money Market Trust, Nuveen Investment Trust, Nuveen Investment Trust II, and Nuveen Investment Trust III. Nuveen also acts as depositor and principal underwriter of the Nuveen Tax-Free Unit Trust and the Nuveen Unit Trust, registered unit investment trusts. Nuveen has also served or is serving as co-managing underwriter to the following closed-end management type investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Insured California Select Tax-Free Income Portfolio, Nuveen Insured New York Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 3, Nuveen Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund and Nuveen New York Dividend Advantage Municipal Fund.

(b)

Name and Principal  Positions and Offices                Positions and Offices
Business Address    with Underwriter                     with Registrant
------------------------------------------------------------------------------
Timothy R.          Chairman of the Board,               Chairman of the Board
Schwertfeger        Chief Executive Officer and Director and Director
333 West Wacker
Drive
Chicago, IL 60606
John P. Amboian     President                            None
333 West Wacker
Drive
Chicago, IL 60606
William Adams IV    Vice President                       None
333 West Wacker
Drive
Chicago, IL 60606
Alan G. Berkshire   Vice President and Secretary         Vice President and
333 West Wacker                                          Assistant Secretary
Drive
Chicago, IL 60606
Clifton L. Fenton   Vice President                       None
333 West Wacker
Drive
Chicago, IL 60606
Kathleen M.         Vice President                       Vice President
Flanagan
333 West Wacker
Drive
Chicago, IL 60606
Stephen D. Foy      Vice President                       Vice President and
333 West Wacker                                          Controller
Drive
Chicago, IL 60606
Michael G. Gaffney  Vice President                       None
333 West Wacker
Drive
Chicago, IL 60606
Richard D. Hughes   Vice President                       None
Two Radnor Corpo-
rate Center
Radnor, PA 19087
Anna R. Kucinskis   Vice President                       Vice President
333 West Wacker
Drive
Chicago, IL 60606
Robert B. Kuppen-   Vice President                       None
heimer
19900 MacArthur
Blvd.
Irvine, CA 92612
Larry W. Martin     Vice President and                   Vice President and
333 West Wacker     Assistant Secretary                  Assistant Secretary
Drive
Chicago, IL 60606
Thomas C. Muntz     Vice President                       None
333 West Wacker
Drive
Chicago, IL 60606
Stuart W. Rogers    Vice President                       None
333 West Wacker
Drive
Chicago, IL 60606

                                                                 Positions and
Name and Principal           Positions and Offices               Offices
Business Address             with Underwriter                    with Registrant
-----------------------------------------------------------------------------------
Bradford W. Shaw, Jr.        Vice President                      None
333 West Wacker Drive
Chicago, IL 60606
Paul C. Williams             Vice President                      None
333 West Wacker Drive
Chicago, IL 60606
Margaret E. Wilson           Vice President and                  None
333 West Wacker Drive        Corporate Controller
Chicago, IL 60606
Gifford R. Zimmerman         Vice President                      Vice President and
333 West Wacker Drive        and Assistant Secretary             Secretary
Chicago, IL 60606

(c) Not applicable.

Item 28: Location of Accounts and Records
Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholder meetings and contracts of the Registrant and all advisory material of the investment adviser.

The Chase Manhattan Bank, 4 New York Plaza, 770 Broadway, New York, New York 10004 maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Advisory Corp. or Chase Global Funds Services Company.

Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts, maintains all the required records in its capacity as transfer, dividend paying, and shareholder service agent for the Funds.

Item 29: Management Services
Not applicable.

Item 30: Undertakings

Not applicable.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Registration Statement meets all the requirements for effectiveness under paragraph (b) of Rule 485 under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, and State of Illinois, on the 28th day of September, 1999.

                                     NUVEEN FLAGSHIP MULTISTATE TRUST I

                                          /s/ Larry W. Martin
                                     -----------------------------------------

                                          Larry W. Martin, Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

            Signature                     Title                       Date
            ---------                     -----                       ----
      /s/ Stephen D. Foy
 -------------------------------
         Stephen D. Foy          Vice President and            September 28, 1999
                                  Controller (Principal
                                  Financial and
                                  Accounting Officer)

     Timothy R. Schwertfeger     Chairman of the Board
                                  and Trustee (Principal
                                  Executive Officer)
        Robert P. Bremner        Trustee
        Lawrence H. Brown        Trustee
      Anne E. Impellizzeri       Trustee
         Peter R. Sawers         Trustee

                                                       /s/ Larry W. Martin

                                                By____________________________

                                                        Larry W. Martin

  William J. Schneider     Trustee                        Attorney-in-Fact


   Judith M. Stockdale     Trustee
                                                      September 28, 1999

An original power of attorney authorizing, among others, Gifford R. Zimmerman and Larry W. Martin to execute this Registration Statement, and Amendments thereto, for each of the trustees of Registrant on whose behalf this Registration Statement is filed, has been executed and is incorporated by reference to this Registration Statement.

                                 EXHIBIT INDEX

                                                                   Sequentially
  Exhibit                                                            Numbered
  Number                          Exhibit                              Page
  -------                         -------                          ------------
     b.1   Amendment to By-Laws
     d.1   Renewal of Investment Management Agreement dated May
           2, 1999.
     e.1   Renewal of Distribution Agreement dated July 30,
           1999.
     i.    Opinion of Morgan Lewis & Bockius LLP.
     j.    Consent of Arthur Andersen LLP, Independent Public
           Accountants.
     m.    Amended Plan of Distribution and Service Pursuant to
           Rule 12b-1 for Class A Shares, Class B Shares and
           Class C Shares of each Fund.
 99(b).    Certified copy of Resolution of Board of Trustees au-
           thorizing the signing of the names of trustees and
           officers on the Registrant's Registration Statement
           pursuant to power of attorney.